UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02405, 811-09739 and 811-21434

Name of Fund: BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large

Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Balanced Capital

Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2018

Date of reporting period: 09/30/2018

Item 1 – Report to Stockholders

SEPTEMBER 30, 2018

ANNUAL REPORT

BlackRock Balanced Capital Fund, Inc.

Not FDIC Insured ▪ May Lose Value ▪ No Bank Guarantee

The Markets in Review

Dear Shareholder,

In the 12 months ended September 30, 2018, the strongest corporate profits in seven years drove the equity market higher, while rising interest rates constrained bond returns. Though the market’s appetite for risk remained healthy, risk-taking was tempered somewhat, as shorter-term, higher-quality securities led the bond market, and U.S. equities outperformed most international stock markets.

Volatility in emerging market stocks rose as U.S.-China trade relations and debt concerns adversely affected the Chinese stock market, while Turkey and Argentina became embroiled in currency crises, largely due to hyperinflation in both countries. An economic slowdown in Europe led to modest performance for European equities.

Short-term U.S. Treasury interest rates rose the fastest, while longer-term rates slightly increased, leading to a negative return for long-term U.S. Treasuries and a substantial flattening of the yield curve. Many investors are concerned with the flattening yield curve as a harbinger of recession, but given the extraordinary monetary measures in the last decade, we believe a more accurate barometer for the economy is the returns along the risk spectrums in stock and bond markets. Although the fundamentals in credit markets remained relatively solid, investment-grade bonds declined slightly, and high-yield bonds posted modest returns.

In response to rising growth and inflation, the U.S. Federal Reserve (the “Fed”) increased short-term interest rates four times during the reporting period. The Fed also continued to reduce its balance sheet during the reporting period, gradually reversing the unprecedented stimulus measures it enacted after the financial crisis. Meanwhile, the European Central Bank announced that its bond-purchasing program would conclude at the end of the year, while also expressing its commitment to low interest rates. In contrast, the Bank of Japan continued to expand its balance sheet through bond purchasing while lowering its expectations for inflation.

The U.S. economy continued to gain momentum despite the Fed’s modest reduction of economic stimulus; unemployment declined to 3.7%, the lowest rate of unemployment in almost 50 years. The number of job openings reached a record high of more than 7 million, which exceeded the total number of unemployed workers. Strong economic performance has justified the Fed’s somewhat faster pace of rate hikes, as the headline inflation rate and investors’ expectations for inflation have already surpassed the Fed’s target of 2.0%.

While markets have recently focused on the risk of rising long-term interest rates, we continue to believe the primary risk to economic expansion is trade protectionism that could lead to slower global trade and unintended consequences for the globalized supply chain. So far, U.S. tariffs have only had a modest negative impact on economic growth, but the fear of an escalating trade war has stifled market optimism somewhat, leading to higher volatility in risk assets. The outcome of trade negotiations between the United States and China is likely to influence the global growth trajectory and set the tone for free trade in many other nations. Any easing of tensions could lead to greater upside for markets, while additional tariffs could adversely affect investor sentiment.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2018
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	11.41%	17.91%
U.S. small cap equities (Russell 2000® Index)	11.61	15.24
International equities (MSCI Europe, Australasia, Far East Index)	0.10	2.74
Emerging market equities (MSCI Emerging Markets Index)	(8.97)	(0.81)
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	0.95	1.59
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	(1.40)	(4.02)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(0.14)	(1.22)
Tax-exempt municipal bonds (S&P Municipal Bond Index)	0.77	0.48
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	3.46	3.05

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of September 30, 2018	BlackRock Balanced Capital Fund, Inc.

Investment Objective

BlackRock Balanced Capital Fund, Inc.’s (the “Fund”) investment objective is to seek the highest total investment return through a fully managed investment policy utilizing equity, debt (including money market) and convertible securities.

Portfolio Management Commentary

How did the Fund perform?

For the 12-month period ended September 30, 2018, through its investments in Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC (the “equity allocation” or the “Master Advantage Large Cap Core Portfolio”) and Master Total Return Portfolio of Master Bond LLC (the “fixed income allocation” or the “Master Total Return Portfolio”) (collectively, the “Master Portfolios”), the Fund’s Institutional and Class K Shares outperformed the blended reference benchmark (60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index) while Investor A Shares performed in line with the benchmark and Investor C and Class R Shares underperformed. For the same period, the Fund outperformed the fixed income portion of the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and underperformed the equity portion of the benchmark, the Russell 1000® Index.

What factors influenced performance?

The Fund combines top down macroeconomic views and bottom up security selection from the Master Advantage Large Cap Core Portfolio and Master Total Return Portfolio.

Tactical asset allocation supported Fund returns, with a cautious stance on U.S. bonds a notable driver of performance as bond yields moved higher over the period. A tilt toward Japanese equities also contributed to returns as Japanese equities outperformed, boosted by yen weakness. Within the equity allocation, the stock selection model had an overall positive impact on performance. Early in the period, stock selection insights capturing trends and sentiment across market participants were additive. Later in the period, insights that evaluate cash flow and asset efficiency contributed to results. Further, a signal that evaluates stocks based on key corporate events such as initial public offerings, CEO changes and revisions to forward guidance was a top performer. Within the fixed income allocation, exposure to non-agency mortgage-backed securities (“MBS”) and collateralized loan obligations, an overweight to municipal bonds, security selection within commercial mortgage-backed securities, and an allocation to high yield corporate bonds contributed positively to performance.

From a broad asset allocation perspective, a cautious stance on domestic stocks detracted from performance as U.S. equities advanced amid positive earnings momentum and supportive economic data. Within the equity allocation, some stock-specific events adversely affected performance during the period. Notably, an underweight position in Netflix Inc. detracted from performance after the company had a series of strong earnings reports. Elsewhere, several stock selection signals struggled. In particular, signals that seek to capture trends across consumer activity, such as foot traffic in brick and mortar retail locations, weighed on results. Additionally, an insight that uses online hiring activity as a measure of growth detracted. Traditional measures used to identify growth companies at attractive valuations also continued to struggle. In the fixed income allocation, positioning with respect to duration (and corresponding sensitivity to interest rate changes) detracted, as did positioning with respect to emerging market and investment grade credit. U.S. absolute return strategies and security selection within agency MBS also detracted from performance for the period.

Describe recent portfolio activity.

From a broad asset allocation perspective, the Fund favored stocks over bonds, while using the rise in bond yields at the turn of 2018 to reduce the magnitude of this overweight. Within equities, the Fund increased its conviction with respect to a relative value preference for international vs. U.S. stocks given expectations that the Fed would continue to withdraw stimulus more quickly than other economies. In the first and second quarters of 2018, the Fund held an overweight position in European equities, and brought this position down as prices moved higher on renewed dovishness from the European Central Bank. The Fund also reduced the magnitude of its underweight position in U.S. bonds, although it remained underweight. The Fund also ended the period with an overweight position in both the Australian dollar and the euro versus the U.S. dollar, given a view that Australian and European monetary policy would shift to become more hawkish, which should support both currencies. The Fund retained a preference for Japanese equities versus U.S. equities over the period.

The Master Advantage Large Cap Core Portfolio maintained a balanced allocation of risk across all major return drivers. However, there were a number of new stock selection insights that were added to the portfolio. These included a sentiment insight that captures longer-term trends in fundamentals based on text analysis of company executive conference calls and a signal that identifies stock price reversals based on recent performance. In addition, a stock selection model that evaluates companies on the basis of governance as well as the sustainability of their business practices from a social and environmental perspective was added during the period.

Within Master Total Return Portfolio, an underweight duration profile was maintained in the early part of the period and reduced during the first quarter of 2018. The portfolio was positioned with a focus on generating income through allocations to securitized assets, emerging market bonds and select corporate bonds. The spike in market volatility during the second half of the period led the portfolio to reduce risk in the corporate credit sector, while looking for more carry-oriented opportunities in higher quality assets within shorter-term Treasuries, securitized assets and select emerging markets. Toward the end of the period, the portfolio moved to an overweight duration position as the rise in interest rates provided an attractive entry point.

Describe portfolio positioning at period end.

The Fund maintained a preference for international developed stocks relative to domestic stocks at period end. In particular, the Fund held a tilt toward Japanese equities versus U.S. equities given a view that Japanese growth has been underappreciated by markets and that further tightening by the Fed would act as a headwind to U.S. equities. The Fund also held an underweight to U.S. bonds given an expectation for further global monetary policy tightening.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of September 30, 2018 (continued)	BlackRock Balanced Capital Fund, Inc.

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory and administration fees. Institutional Shares do not have a sales charge.
(b)	The Fund invests in equity securities (including common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock) and fixed-income securities (including debt securities, convertible securities and short term securities).
(c)	A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.
(d)	An index that measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.
(e)	A customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%).

Performance Summary for the Period Ended September 30, 2018

		Average Annual Total Returns(a)(b)
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	6.15%	10.14%	N/A	9.78%	N/A	8.71%	N/A
Investor A	5.98	9.86	4.09%	9.46	8.29%	8.38	7.80%
Investor C	5.58	9.03	8.13	8.63	8.63	7.54	7.54
Class K	6.19	10.18	N/A	9.79	N/A	8.71	N/A
Class R	5.83	9.51	N/A	9.09	N/A	7.97	N/A
60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	6.58	9.90	N/A	9.06	N/A	8.99	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	(0.14)	(1.22)	N/A	2.16	N/A	3.77	N/A
Russell 1000® Index	11.25	17.76	N/A	13.67	N/A	12.09	N/A
(a)	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 8 for a detailed description of share classes, including any related sales charges and fees, and how performance was calculated for certain share classes.
(b)	The Fund invests in equity securities (including common stock, preferred stock, securities convertible into common stock, or securities or other instruments whose price is linked to the value of common stock) and fixed-income securities (including debt securities, convertible securities and short term securities).

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical(b)
	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Beginning Account Value (04/01/18)	Ending Account Value (09/30/18)	Expenses Paid During the Period(a)	Annualized Expense Ratio
Institutional	$1,000.00	$1,061.50	$2.95	$1,000.00	$1,022.07	$2.90	0.57%
Investor A	1,000.00	1,059.80	4.38	1,000.00	1,020.68	4.29	0.85
Investor C	1,000.00	1,055.80	8.22	1,000.00	1,016.93	8.06	1.60
Class K	1,000.00	1,061.90	2.65	1,000.00	1,022.36	2.60	0.52
Class R	1,000.00	1,058.30	6.17	1,000.00	1,018.94	6.05	1.20
(a)	For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolios, the expense example reflects the net expenses of both the Fund and the Master Portfolios in which it invests.
(b)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 8 for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of September 30, 2018 (continued)	BlackRock Balanced Capital Fund, Inc.

Portfolio Information

PORTFOLIO COMPOSITION
Asset Type	Percent of Total Investments
Equity Funds	60%
Fixed Income Funds	37
Short-Term Securities	3

6	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Benefits and Risks of Leveraging	BlackRock Balanced Capital Fund, Inc.

The Master Total Return Portfolio may utilize leverage to seek to enhance returns and NAV. However, there is no guarantee that these objectives can be achieved in all interest rate environments.

The Master Total Return Portfolio may utilize leverage through a credit facility. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Master Total Return Portfolio on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Master Total Return Portfolio (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Master Total Return Portfolio’s shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Master Total Return Portfolio’s shareholders, and the value of these portfolio holdings is reflected in the Master Total Return Portfolio’s per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed the Master Total Return Portfolio’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Master Total Return Portfolio had not used leverage.

Furthermore, the value of the Master Total Return Portfolio’s investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence the Master Total Return Portfolio’s NAV positively or negatively in addition to the impact on the Master Total Return Portfolio’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that the Master Total Return Portfolio’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in the Master Total Return Portfolio’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of the Master Total Return Portfolio’s shares than if the Master Total Return Portfolio was not leveraged. In addition, the Master Total Return Portfolio may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Master Total Return Portfolio to incur losses. The use of leverage may limit the Master Total Return Portfolio’s ability to invest in certain types of securities or use certain types of hedging strategies. The Master Total Return Portfolio incurs expenses in connection with the use of leverage, all of which are borne by the Master Total Return Portfolio’s shareholders and may reduce income.

Derivative Financial Instruments

The Fund and/or the Master Portfolios may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Fund and/or the Master Portfolios’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Fund and/or the Master Portfolios can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund and/or the Master Portfolios’ investments in these instruments, if any, are discussed in detail in the Fund and the Master Portfolios’ Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	7

About Fund Performance	BlackRock Balanced Capital Fund, Inc.

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Class K Shares performance shown prior to the January 25, 2018 inception date is that of Institutional Shares. The performance of the Fund’s Class K Shares would be substantially similar to Institutional Shares because Class K Shares and Institutional Shares invest in the same portfolio of securities and performance would only differ to the extent that Class K Shares and Institutional Shares have different expenses. The actual returns of Class K Shares would have been higher than those of the Institutional Shares because Class K Shares have lower expenses than the Institutional Shares.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On December 27, 2017, the Fund’s issued and outstanding Investor B Shares converted into Investor A Shares with the same relative aggregate net asset value (“NAV”).

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees.

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. The performance information for periods prior to February 2009 does not reflect any investment by the Fund in the Master Advantage Large Cap Core Portfolio. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense example shown on the page 5 (which is based on a hypothetical investment of $1,000 invested on April 1, 2018 and held through September 30, 2018) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

8	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments September 30, 2018	BlackRock Balanced Capital Fund, Inc. (Percentages shown are based on Net Assets)

Security	Shares/ Investment Value	Value
Investment Companies — 100.1%
Equity Funds — 59.6%
iShares Edge MSCI Multifactor USA Index Fund (b)	101,935	$3,427,055
Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC (b)	$642,270,625	642,270,625

		645,697,680

Fixed Income Funds — 37.2%
BlackRock Total Factor Fund, Class K (b)	97,858	985,435
iShares Core U.S. Aggregate Bond ETF (b)	495,283	52,262,262
Master Total Return Portfolio of Master Bond LLC (b)	$349,932,169	349,932,169

		403,179,866

Security	Shares/ Investment Value	Value
Short-Term Securities — 3.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (a)(b)	35,209,999	$35,209,999

Total Investments — 100.1% (Cost: $1,011,892,750)		1,084,087,545
Liabilities in Excess of Other Assets — (0.1)%		(1,473,639)

Net Assets — 100.0%		$1,082,613,906

(a)	Annualized 7-day yield as of period end.
(b)	During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliate	Shares/ Investment Value Held at 09/30/17	Shares/ Investment Value Purchased		Shares/ Investment Value Sold		Shares/ Investment Value Held at 09/30/18	Value at 09/30/18	Income	Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Liquidity Funds, T-Fund, Institutional Class	106,283,056	—		(71,073,057	)(b)	35,209,999	$35,209,999	$586,089	$385	$—
BlackRock Total Factor Fund, Class K	—	97,858		—		97,858	985,435	—	44,029	(58,602)
iShares Core U.S. Aggregate Bond ETF	226,789	660,858		(392,364)		495,283	52,262,262	1,307,602	(722,905)	(1,157,589)
iShares Edge MSCI Multifactor USA Index Fund	—	620,540		(518,605)		101,935	3,427,055	134,581	433,935	138,632
Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC	$614,070,118	$28,200,507	(c)(d)	—		$642,270,625	642,270,625	9,056,262	70,277,605	21,966,645
Master Total Return Portfolio of Master Bond LLC	$276,947,940	$72,984,229	(c)(d)	—		$349,932,169	349,932,169	12,273,346	(5,774,754)	(10,514,849)

							$1,084,087,545	$23,357,880	$64,258,295	$10,374,237

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares sold.
(c)	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.
(d)	Represents net shares/investment value purchased.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Nikkei 225 Index	104	12/13/18	$22,078	$1,812,382
TOPIX Index	137	12/13/18	21,915	1,026,090
U.S. Treasury Notes (10 Year)	129	12/19/18	15,323	(200,752)

				2,637,720

Short Contracts
U.S. Ultra Treasury Bonds	350	12/19/18	53,998	2,172,821
S&P 500 E-Mini Index	80	12/21/18	11,676	(34,776)

				2,138,045

				$4,775,765

F U N D S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) September 30, 2018	BlackRock Balanced Capital Fund, Inc.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	28,065,000	USD	20,277,684	JPMorgan Chase Bank N.A.	12/19/18	$22,321
EUR	24,600,000	USD	28,929,078	Goldman Sachs International	12/19/18	(164,886)

Net Unrealized Depreciation						$(142,565)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$—	$—	$2,838,472	$—	$2,172,821	$—	$5,011,293
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	22,321	—	—	22,321

		$—	$—	$2,838,472	$22,321	$2,172,821	$—	$5,033,614

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation(a)	$—	$—	$34,776	$—	$200,752	$—	$235,528
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	164,886	—	—	164,886

		$—	$—	$34,776	$164,886	$200,752	$—	$400,414

(a)	Includes cumulative appreciation (depreciation) on futures, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statement of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$—	$—	$3,533,895	$—	$1,414,941	$—	$4,948,836
Forward foreign currency exchange contracts	—	—	—	(441,753)	—	—	(441,753)

	$—	$—	$3,533,895	$(441,753)	$1,414,941	$—	$4,507,083

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$1,538,155	$—	$1,574,222	$—	$3,112,377
Forward foreign currency exchange contracts	—	—	—	(142,565)	—	—	(142,565)

	$—	$—	$1,538,155	$(142,565)	$1,574,222	$—	$2,969,812

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$75,568,903
Average notional value of contracts — short	$86,544,320
Forward foreign currency exchange contracts:
Average amounts sold — in USD	$12,301,691

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

10	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	BlackRock Balanced Capital Fund, Inc.

Derivative Financial Instruments – Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$568,227	$—
Forward foreign currency exchange contracts	22,321	164,886

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$590,548	$164,886

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(568,227)	—

Total derivative assets and liabilities subject to an MNA	$22,321	$164,886

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets(a)
JPMorgan Chase Bank N.A	$22,321	$—	$—	$—	$22,321

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities(b)
Goldman Sachs International	$164,886	$—	$—	$—	$164,886

(a)	Net amount represents the net amount receivable from the counterparty in the event of default.
(b)	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For more information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Investment Companies(a)	$91,884,751	$—	$—	$91,884,751

Investments Valued at NAV(b)				992,202,794

Total Investments				$1,084,087,545

Derivative Financial Instruments(c)
Assets:
Equity contracts	$2,838,472	$—	$—	$2,838,472
Foreign currency exchange contracts	—	22,321	—	22,321
Interest rate contracts	2,172,821	—	—	2,172,821
Liabilities:
Equity contracts	(34,776)	—	—	(34,776)
Foreign currency exchange contracts	—	(164,886)	—	(164,886)
Interest rate contracts	(200,752)	—	—	(200,752)

	$4,775,765	$(142,565)	—	$4,633,200

(a)	See above Schedule of Investments for values in each security type.
(b)

As of September 30, 2018, certain investments of the Fund were fair valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

(c)	Derivative financial instruments are futures contracts and forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

F U N D S C H E D U L E O F I N V E S T M E N T S	11

Statement of Assets and Liabilities

September 30, 2018

BlackRock Balanced Capital Fund, Inc.

ASSETS
Investments at value — affiliated (cost — $1,011,892,750)	$1,084,087,545
Cash pledged for futures contracts	2,544,991
Foreign currency at value (cost — $2,915,698)	2,888,604
Receivables:
Capital shares sold	1,302,551
Dividends — affiliated	60,017
Variation margin on futures contracts	568,227
Unrealized appreciation on forward foreign currency exchange contracts	22,321
Deferred offering costs	7,030
Prepaid expenses	51,535

Total assets	1,091,532,821

LIABILITIES
Payables:
Board realignment and consolidation	35,138
Capital shares redeemed	7,964,686
Investment advisory fees	118,457
Offering costs	16,683
Officer’s fees	5,939
Other accrued expenses	148,783
Other affiliates	35,116
Service and distribution fees	198,027
Transfer agent fees	231,200
Unrealized depreciation on forward foreign currency exchange contracts	164,886

Total liabilities	8,918,915

NET ASSETS	$1,082,613,906

NET ASSETS CONSIST OF
Paid-in capital	$929,650,748
Undistributed net investment income	4,320,444
Accumulated net realized gain	71,841,814
Net unrealized appreciation (depreciation)	76,800,900

NET ASSETS	$1,082,613,906

NET ASSET VALUE
Institutional — Based on net assets of $427,510,797 and 17,851,290 shares outstanding, 400 million shares authorized, $0.10 par value	$23.95

Investor A — Based on net assets of $528,701,177 and 22,162,643 shares outstanding, 200 million shares authorized, $0.10 par value	$23.86

Investor C — Based on net assets of $103,755,756 and 4,990,694 shares outstanding, 200 million shares authorized, $0.10 par value	$20.79

Class K — Based on net assets of $8,283,024 and 345,899 shares outstanding, 2 billion shares authorized, $0.10 par value	$23.95

Class R — Based on net assets of $14,363,152 and 652,973 shares outstanding, 500 million shares authorized, $0.10 par value	$22.00

See notes to financial statements.

12	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations

Year Ended September 30, 2018

BlackRock Balanced Capital Fund, Inc.

INVESTMENT INCOME
Dividends — unaffiliated	$79,774
Dividends — affiliated	2,028,272
Other income	26,215
Net investment income allocated from the affiliated Master Portfolios:
Interest — unaffiliated	13,143,741
Dividends — unaffiliated	11,765,659
Dividends — affiliated	289,538
Securities lending income — affiliated — net	22,395
Other income	1,421
Foreign taxes withheld	(16,296)
Total expenses	(3,885,153)
Fees waived	8,303

Total investment income	23,463,869

FUND EXPENSES
Investment advisory	4,524,665
Service and distribution — class specific	2,404,214
Transfer agent — class specific	1,046,902
Registration	109,458
Professional	103,180
Printing	72,721
Board realignment and consolidation	35,138
Officer	28,212
Offering	27,215
Custodian	15,621
Accounting services	1,939
Miscellaneous	32,685

Total expenses	8,401,950
Less fees waived and/or reimbursed by the Manager	(3,071,580)

Total expenses after fees waived and/or reimbursed	5,330,370

Net investment income	18,133,499

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain from:
Investments — unaffiliated	145,192
Investments — affiliated	(288,970)
Capital gain distributions from investment companies — affiliated	44,414
Foreign currency translations	3,792
Forward foreign currency exchange contracts	(441,753)
Futures contracts	4,948,836
Net realized gain from investments, borrowed bonds, payments by affiliate, foreign currency transactions, forward foreign currency exchange contracts, futures contracts, options written and swaps allocated from the affiliated Master Portfolios	64,502,851

68,914,362

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(366,392)
Investments — affiliated	(1,077,559)
Futures contracts	3,112,377
Forward foreign currency exchange contracts	(142,565)
Foreign currency translations	19,682
Net change in unrealized appreciation (depreciation) on investments, borrowed bonds, foreign currency translations, forward foreign currency exchange contracts, futures contracts, options written, short sales and swaps allocated from the affiliated Master Portfolios	11,451,796

12,997,339

Net realized and unrealized gain	81,911,701

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$100,045,200

See notes to financial statements.

F U N D F I N A N C I A L S T A T E M E N T S	13

Statements of Changes in Net Assets

	BlackRock Balanced Capital Fund, Inc.
	Year Ended September 30,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$18,133,499	$14,299,404
Net realized gain	68,914,362	169,911,456
Net change in unrealized appreciation (depreciation)	12,997,339	(45,529,106)

Net increase in net assets resulting from operations	100,045,200	138,681,754

DISTRIBUTIONS TO SHAREHOLDERS(a)
From net investment income:
Institutional	(7,864,574)	(5,977,896)
Investor A	(8,476,532)	(7,033,433)
Investor C	(1,161,720)	(826,230)
Class K	(77,270)	—
Class R	(219,925)	(162,510)
From net realized gain:
Institutional	(63,775,655)	(11,650,226)
Investor A	(80,979,483)	(16,359,474)
Investor B	(5,569)	(13,851)
Investor C	(17,905,020)	(4,424,571)
Class R	(2,623,088)	(455,657)

Decrease in net assets resulting from distributions to shareholders	(183,088,836)	(46,903,848)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from capital share transactions	113,852,254	(11,429,619)

NET ASSETS
Total increase in net assets	30,808,618	80,348,287
Beginning of year	1,051,805,288	971,457,001

End of year	$1,082,613,906	$1,051,805,288

Undistributed net investment income, end of year	$4,320,444	$4,457,519

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

14	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc.
	Institutional

	Year Ended September 30,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$26.09	$23.86		$23.09		$26.07	$25.16

Net investment income(a)	0.47	0.41		0.38		0.37	0.48
Net realized and unrealized gain (loss)	1.89	3.01		1.64		(0.03)	3.05

Net increase from investment operations	2.36	3.42		2.02		0.34	3.53

Distributions:(b)
From net investment income	(0.47)	(0.40)		(0.41)		(0.43)	(0.56)
From net realized gain	(4.03)	(0.79)		(0.84)		(2.89)	(2.06)

Total distributions	(4.50)	(1.19)		(1.25)		(3.32)	(2.62)

Net asset value, end of year	$23.95	$26.09		$23.86		$23.09	$26.07

Total Return(c)
Based on net asset value	10.14%	14.83	%(d)	8.93	%(d)	0.82%	14.77%

Ratios to Average Net Assets(e)
Total expenses(f)	0.91%	0.93%		0.94%		0.92%	0.95%

Total expenses after fees waived and/or reimbursed(f)	0.62%	0.62%		0.63%		0.59%	0.63%

Net investment income(f)	1.97%	1.67%		1.64%		1.52%	1.88%

Supplemental Data
Net assets, end of year (000)	$427,511	$395,850		$348,430		$341,225	$348,345

Portfolio turnover rate of the Fund(g)	140%	109%		—		—	—

Portfolio turnover rate of the Master Total Return Portfolio(h)	734%	806%		841%		1,015%	750%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	148%	130%		39%		41%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	—	—

(g)	Excludes transactions in the Master Portfolios.
(h)	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding mortgage dollar roll transactions)	350%	540%	598%	725%	529%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	15

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)
	Investor A

	Year Ended September 30,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$26.00	$23.78		$23.03		$26.00	$25.11

Net investment income(a)	0.40	0.34		0.31		0.30	0.40
Net realized and unrealized gain (loss)	1.89	3.01		1.62		(0.02)	3.03

Net increase from investment operations	2.29	3.35		1.93		0.28	3.43

Distributions:(b)
From net investment income	(0.40)	(0.34)		(0.34)		(0.36)	(0.48)
From net realized gain	(4.03)	(0.79)		(0.84)		(2.89)	(2.06)

Total distributions	(4.43)	(1.13)		(1.18)		(3.25)	(2.54)

Net asset value, end of year	$23.86	$26.00		$23.78		$23.03	$26.00

Total Return(c)
Based on net asset value	9.86%	14.52	%(d)	8.57	%(d)	0.57%	14.39%

Ratios to Average Net Assets(e)
Total expenses(f)	1.20%	1.21%		1.22%		1.20%	1.25%

Total expenses after fees waived and/or reimbursed(f)	0.91%	0.90%		0.91%		0.88%	0.92%

Net investment income(f)	1.68%	1.38%		1.35%		1.23%	1.58%

Supplemental Data
Net assets, end of year (000)	$528,701	$535,542		$491,889		$461,642	$476,919

Portfolio turnover rate of the Fund(g)	140%	109%		—		—	—

Portfolio turnover rate of the Master Total Return Portfolio(h)	734%	806%		841%		1,015%	750%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	148%	130%		39%		41%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	—	—

(g)	Excludes transactions in the Master Portfolios.
(h)	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding mortgage dollar roll transactions)	350%	540%	598%	725%	529%

See notes to financial statements.

16	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)
	Investor C

	Year Ended September 30,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$23.21	$21.34		$20.80		$23.80	$23.20

Net investment income(a)	0.19	0.14		0.12		0.10	0.19
Net realized and unrealized gain (loss)	1.67	2.68		1.47		(0.01)	2.79

Net increase from investment operations	1.86	2.82		1.59		0.09	2.98

Distributions:(b)
From net investment income	(0.25)	(0.16)		(0.21)		(0.20)	(0.32)
From net realized gain	(4.03)	(0.79)		(0.84)		(2.89)	(2.06)

Total distributions	(4.28)	(0.95)		(1.05)		(3.09)	(2.38)

Net asset value, end of year	$20.79	$23.21		$21.34		$20.80	$23.80

Total Return(c)
Based on net asset value	9.03%	13.62	%(d)	7.78	%(d)	(0.21)%	13.51%

Ratios to Average Net Assets(e)
Total expenses(f)	1.95%	1.97%		1.98%		1.97%	2.02%

Total expenses after fees waived and/or reimbursed(f)	1.66%	1.66%		1.67%		1.65%	1.69%

Net investment income(f)	0.93%	0.63%		0.60%		0.47%	0.81%

Supplemental Data
Net assets, end of year (000)	$103,756	$104,113		$117,651		$86,397	$74,908

Portfolio turnover rate of the Fund(g)	140%	109%		—		—	—

Portfolio turnover rate of the Master Total Return Portfolio(h)	734%	806%		841%		1,015%	750%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	148%	130%		39%		41%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	—	—

(g)	Excludes transactions in the Master Portfolios.
(h)	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding mortgage dollar roll transactions)	350%	540%	598%	725%	529%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	17

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)
	Class K
	Period from 01/25/18(a) to 09/30/18
Net asset value, beginning of period	$23.61

Net investment income(b)	0.33
Net realized and unrealized gain	0.25

Net increase from investment operations	0.58

Distributions from net investment income	(0.24)

Net asset value, end of period	$23.95

Total Return(c)
Based on net asset value	2.46	%(d)

Ratios to Average Net Assets(e)
Total expenses(f)	0.81	%(g)

Total expenses after fees waived and/or reimbursed(f)	0.51	%(g)

Net investment income(f)	2.07	%(g)

Supplemental Data
Net assets, end of period (000)	$8,283

Portfolio turnover rate of the Fund(h)(i)	140%

Portfolio turnover rate of the Master Total Return Portfolio(h)(j)	734%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio(h)	148%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Includes the Fund’s share of the Master Portfolio’s allocated expenses and/or net investment income.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period from 01/25/18(a) to 09/30/18
Investments in underlying funds	0.01%

(g)	Annualized.
(h)	Portfolio turnover rate is representative for the entire year.
(i)	Excludes transactions in the Master Portfolios.
(j)	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

Period from 01/25/18(a) to 09/30/18
Portfolio turnover rate (excluding mortgage dollar roll transactions)(h)	350%

See notes to financial statements.

18	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BlackRock Balanced Capital Fund, Inc. (continued)
	Class R

	Year Ended September 30,
	2018	2017		2016		2015	2014
Net asset value, beginning of year	$24.30	$22.31		$21.70		$24.68	$23.96

Net investment income(a)	0.29	0.24		0.22		0.21	0.30
Net realized and unrealized gain (loss)	1.77	2.81		1.52		(0.02)	2.89

Net increase from investment operations	2.06	3.05		1.74		0.19	3.19

Distributions:(b)
From net investment income	(0.33)	(0.27)		(0.29)		(0.28)	(0.41)
From net realized gain	(4.03)	(0.79)		(0.84)		(2.89)	(2.06)

Total distributions	(4.36)	(1.06)		(1.13)		(3.17)	(2.47)

Net asset value, end of year	$22.00	$24.30		$22.31		$21.70	$24.68

Total Return(c)
Based on net asset value	9.51%	14.11	%(d)	8.15	%(d)	0.23%	14.03%

Ratios to Average Net Assets(e)
Total expenses(f)	1.55%	1.56%		1.58%		1.53%	1.59%

Total expenses after fees waived and/or reimbursed(f)	1.26%	1.25%		1.27%		1.21%	1.27%

Net investment income(f)	1.33%	1.04%		0.99%		0.91%	1.23%

Supplemental Data
Net assets, end of year (000)	$14,363	$16,257		$12,731		$10,448	$9,322

Portfolio turnover rate of the Fund(g)	140%	109%		—		—	—

Portfolio turnover rate of the Master Total Return Portfolio(h)	734%	806%		841%		1,015%	750%

Portfolio turnover rate of the Master Advantage Large Cap Core Portfolio	148%	130%		39%		41%	40%

(a)	Based on average shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Includes proceeds received from a settlement of litigation, which had no impact on the Fund’s total return.
(e)	Includes the Fund’s share of the Master Portfolios’ allocated expenses and/or net investment income.
(f)	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	—	—

(g)	Excludes transactions in the Master Portfolios.
(h)	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding mortgage dollar roll transactions)	350%	540%	598%	725%	529%

See notes to financial statements.

F U N D F I N A N C I A L H I G H L I G H T S	19

Notes to Financial Statements	BlackRock Balanced Capital Fund, Inc.

1.	ORGANIZATION

BlackRock Balanced Capital Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is classified as diversified. The Fund is organized as a Maryland corporation. The Fund seeks to achieve its investment objective by investing directly in equity and fixed-income securities, indirectly through one or more funds that invest in such securities, or in a combination of securities and funds. The Fund intends to invest a significant portion of its fixed-income assets in Master Total Return Portfolio (the “Master Total Return Portfolio”) of Master Bond LLC, a mutual fund that has an investment objective and strategy consistent with that of the fixed-income portion of the Fund. The Fund intends to invest a significant portion of its equity assets in Master Advantage Large Cap Core Portfolio (the “Master Advantage Large Cap Core Portfolio”) of Master Large Cap Series LLC, a mutual fund that has an investment objective and strategy consistent with that of the equity portion of the Fund. Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio, both affiliates of the Fund, are collectively referred to as the “Master Portfolios.” The value of the Fund’s investment in the Master Portfolios reflects the Fund’s proportionate interest in the net assets of the Master Portfolios. The performance of the Fund is directly affected by the performance of the Master Portfolios as well as the Fund’s direct investments. At September 30, 2018, the percentages of the Master Advantage Large Cap Core Portfolio and Master Total Return Portfolio owned by the Fund were 20.7% and 2.7%, respectively. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Class R shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Effective November 8, 2018, the Fund will adopt an automatic conversion feature whereby Investor C Shares will be automatically converted into Investor A Shares after a conversion period of approximately ten years, and, thereafter, investors will be subject to lower ongoing fees. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor C shareholders may vote on material changes to the Investor A distribution and service plan). The Board of Trustees of the Fund and Boards of Directors of the Master Portfolios are referred to throughout this report as the “Board of Directors” or the “Board” and the members are referred to as “Directors.”

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K(a) and Class R Shares	No	No	None
Investor A Shares	Yes	No(b)	None
Investor C Shares	No	Yes	None

(a)	Class K Shares commenced operations on January 25, 2018.
(b)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

On December 27, 2017, the Fund’s issued and outstanding Investor B Shares converted into Investor A Shares, with the same relative aggregate net asset value (“NAV”) as the original shares held immediately prior to the conversion.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Contributions and withdrawals from the Master Portfolios are accounted for on a trade date basis. The Fund records its proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses on a daily basis. Realized and unrealized gains and losses are adjusted utilizing partnership tax allocation rules. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

20	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Net income and realized gains from investments held by the Master Total Return Portfolio’s investment in BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”) are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Fund’s ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Fund.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Fund may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on the day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

The Fund records its proportionate investment in Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio at fair value, which is based upon its pro rata ownership in the net assets of Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	21

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2018, certain investments of the Fund were valued using NAV per share or its equivalent as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	DERIVATIVE FINANCIAL INSTRUMENTS

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

22	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Fund from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

5.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $250 million	0.500%
$250 million — $ 300 million	0.450
$300 million — $ 400 million	0.425
Greater than $400 million	0.400

The Fund also pays an investment advisory fee to the Manager, which is the investment adviser of Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio, to the extent it invests in the Master Total Return Portfolio and Master Advantage Large Cap Core Portfolio.

Service and Distribution Fees: The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Investor A	Investor B(a)	Investor C	Class R
Distribution Fee	—%	0.75%	0.75%	0.25%
Service Fee	0.25	0.25	0.25	0.25

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

For the year ended September 30, 2018, the following table shows the class specific service and distribution fees borne directly by each share class of the Fund:

Investor A	Investor B(a)	Investor C	Class R	Total
$1,312,114	$104	$1,014,231	$77,765	$2,404,214

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2018, the Fund paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	$29
Investor A	1

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	23

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2018, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

Institutional	Investor A	Investor B(a)	Investor C	Class R	Total
$15,282	$22,798	$36	$9,007	$150	$47,273

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

For the year ended September 30, 2018, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	Investor A	Investor B(a)	Investor C	Class K	Class R	Total
$322,342	$577,916	$651	$112,604	$837	$32,552	$1,046,902

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

Other Fees: For the year ended September 30, 2018, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $36,322.

For the year ended September 30, 2018, affiliates received CDSCs as follows:

Investor A	$1,960
Investor B(a)	1
Investor C	10,048

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.

Expense Limitations, Waivers and Reimbursements: The Manager contractually agreed to waive its investment advisory fee by the amount of any management fees the Fund pays indirectly through its investments in the Master Portfolios. For the year ended September 30, 2018, the Manager waived $2,831,668, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

With respect to the Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2018, the amount waived was $29,702.

With the exception of the Fund’s investment in the Master Portfolios, the Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Fund. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2018, the Fund waived $210,210 in investment advisory fees pursuant to this arrangement.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2018, the Fund did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Fund are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Officer in the Statement of Operations.

6.	PURCHASES AND SALES

For the year ended September 30, 2018, purchases and sales of investments, excluding short-term securities, were $92,560,094 and $85,736,723, respectively.

7.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2017. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

24	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

Management has analyzed tax laws and regulations and their application to the Fund as of September 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the use of equalization, non-deductible expenses, foreign currency transactions and the timing and recognition of partnership income were reclassified to the following accounts:

Paid-in capital	$16,147,780
Undistributed net investment income	(470,553)
Accumulated net realized gain	(15,677,227)

The tax character of distributions paid was as follows:

	09/30/18	09/30/17
Ordinary income	$37,406,080	$15,416,531
Long-term capital gains(a)	149,507,836	31,487,317

	$186,913,916	$46,903,848

(a)	Distribution amounts may include a portion of the proceeds from redeemed shares.

As of period end, the tax components of accumulated net earnings (losses) were as follows:

Undistributed ordinary income	$31,569,405
Undistributed long-term capital gains	24,630,319
Net unrealized gains(a)	96,763,434

$152,963,158

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income and the realization for tax purposes of unrealized gains/losses on certain futures and foreign currency contracts.

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$990,135,488

Gross unrealized appreciation	$105,034,867
Gross unrealized depreciation	(8,244,338)

Net unrealized appreciation	$96,790,529

8.	BANK BORROWINGS

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2018, the Fund did not borrow under the credit agreement.

9.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	25

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

The price the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.

10.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Year Ended 09/30/18		Year Ended 09/30/17
	Shares	Amount	Shares	Amount
Institutional
Shares sold	3,891,977	$94,491,584	2,914,219	$72,574,370
Shares issued to shareholders in reinvestment of distributions	2,640,420	60,106,609	607,871	14,603,100
Shares redeemed	(3,856,251)	(91,017,804)	(2,952,788)	(73,738,529)

Net increase	2,676,146	$63,580,389	569,302	$13,438,941

Investor A
Shares issued from conversion(a)	1,596	$36,159	—	$—
Shares sold and automatic conversion of shares	2,360,083	56,218,978	3,611,066	89,350,304
Shares issued to shareholders in reinvestment of distributions	3,515,858	79,773,902	867,272	20,754,774
Shares redeemed	(4,314,897)	(103,010,637)	(4,562,743)	(113,103,642)

Net increase (decrease)	1,562,640	$33,018,402	(84,405)	$(2,998,564)

Investor B
Shares sold	10	$201	2,217	$52,847
Shares issued to shareholders in reinvestment of distributions	244	5,333	492	11,320
Shares converted(a)	(1,660)	(36,159)	—	—
Shares redeemed and automatic conversion of shares	(343)	(8,215)	(33,826)	(795,998)

Net decrease	(1,749)	$(38,840)	(31,117)	$(731,831)

Investor C
Shares sold	1,316,679	$27,565,575	1,481,705	$32,538,818
Shares issued to shareholders in reinvestment of distributions	917,398	18,192,068	228,337	4,855,245
Shares redeemed	(1,728,930)	(35,893,373)	(2,738,176)	(60,772,401)

Net increase (decrease)	505,147	$9,864,270	(1,028,134)	$(23,378,338)

	Period from 01/25/18(b) to 09/30/18
Class K
Shares sold	392,363	$9,021,637	—	$ —
Shares issued to shareholders in reinvestment of distributions	3,222	75,278
Shares redeemed	(49,686)	(1,168,163)	—	—

Net increase	345,899	$7,928,752	—	$ —

26	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	BlackRock Balanced Capital Fund, Inc.

	Year Ended 09/30/18		Year Ended 09/30/17
	Shares	Amount	Shares	Amount
Class R
Shares sold	105,339	$2,326,671	247,496	$5,749,236
Shares issued to shareholders in reinvestment of distributions	135,698	2,843,013	27,375	613,051
Shares redeemed	(256,925)	(5,670,403)	(176,560)	(4,122,114)

Net increase (decrease)	(15,888)	$(500,719)	98,311	$2,240,173

Total Net Increase (Decrease)	5,072,195	$113,852,254	(476,043)	$(11,429,619)

(a)	On December 27, 2017, the Fund’s Investor B Shares converted into Investor A Shares.
(b)	Commencement of operations.

As of September 30, 2018, BlackRock Financial Management, Inc., an affiliate of the Fund, owned 8,471 Class K Shares of the Fund.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

F U N D N O T E S T O F I N A N C I A L S T A T E M E N T S	27

Report of Independent Registered Public Accounting Firm	BlackRock Balanced Capital Fund, Inc.

To the Shareholders and Board of Directors of BlackRock Balanced Capital Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock Balanced Capital Fund, Inc. (the “Fund”), including the schedule of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 26, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

Important Tax Information (unaudited)

During the fiscal year ended September 30, 2018, the following information is provided with respect to the ordinary income distributions paid by the Fund:

	Payable Dates
	07/20/18	12/22/17
Qualified Dividend Income for Individuals(a)	20.02%	31.86%
Dividends Qualifying for the Dividends Received Deduction for Corporations(a)	20.55	20.55
Federal Obligation Interest(b)	3.31	3.31
Interest-Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents(c)	47.97	37.21

(a)	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

(b)	The law varies in each state as to whether and what percentage of ordinary income dividends attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

(c)	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

Additionally, the Fund distributed long-term capital gains of $3.598315 per share to shareholders of record on December 20, 2017.

28	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information as of September 30, 2018	Master Advantage Large Cap Core Portfolio

TEN LARGEST HOLDINGS

Security	Percent of Net Assets
Microsoft Corp.	4%
Apple Inc.	3
Amazon.com, Inc.	2
Facebook, Inc., Class A	2
Walmart, Inc.	2
Cisco Systems, Inc.	2
Gilead Sciences, Inc.	1
Citigroup, Inc.	1
Raytheon Co.	1
Humana, Inc.	1

SECTOR ALLOCATION

Sector	Percent of Net Assets
Information Technology	26%
Health Care	15
Consumer Discretionary	13
Financials	13
Industrials	11
Consumer Staples	7
Energy	5
Real Estate	3
Materials	3
Utilities	2
Telecommunication Services	1
Short-Term Securities	1
Other Assets Less Liabilities	— (a)

(a)	Amount is greater than 0.05%.

For Portfolio compliance purposes, the Portfolio’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

M A S T E R P O R T F O L I O I N F O R M A T I O N	29

Schedule of Investments September 30, 2018	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Common Stocks — 98.8%
Aerospace & Defense — 2.5%
Boeing Co.	13,506	$5,022,881
Curtiss-Wright Corp.	59,563	8,185,147
General Dynamics Corp.	48,930	10,016,950
Lockheed Martin Corp.	34,344	11,881,650
Raytheon Co.	199,062	41,138,153
Rockwell Collins, Inc.	18,237	2,561,751

		78,806,532

Air Freight & Logistics — 0.2%
FedEx Corp.	19,603	4,720,206

Airlines — 0.4%
Delta Air Lines, Inc.	221,795	12,826,405

Auto Components — 0.0%
BorgWarner, Inc.	27,365	1,170,675

Banks — 4.1%
Bank of America Corp.	344,263	10,141,988
Citigroup, Inc.	588,395	42,211,457
Citizens Financial Group, Inc.	443,581	17,108,919
East West Bancorp, Inc.	33,468	2,020,463
First Hawaiian, Inc.	310,189	8,424,733
First Republic Bank (a)	350,057	33,605,472
JPMorgan Chase & Co.	125,550	14,167,062
Synovus Financial Corp.	8,327	381,293

		128,061,387

Beverages — 1.0%
Coca-Cola European Partners PLC	76,295	3,469,134
Keurig Dr Pepper, Inc.	19,886	460,759
Monster Beverage Corp.	79,469	4,631,453
PepsiCo, Inc.	197,221	22,049,308

		30,610,654

Biotechnology — 4.2%
AbbVie, Inc.	316,084	29,895,225
Amgen, Inc.	34,820	7,217,838
Celgene Corp.	310,142	27,754,608
Gilead Sciences, Inc.	592,563	45,751,789
Vertex Pharmaceuticals, Inc.	106,955	20,614,507

		131,233,967

Building Products — 1.0%
Fortune Brands Home & Security, Inc.	592,216	31,008,430

Capital Markets — 3.8%
Charles Schwab Corp.	548,534	26,960,446
Moelis & Co., Class A	423,742	23,221,062
Morgan Stanley	802,802	37,386,489
S&P Global, Inc.	154,933	30,272,359

		117,840,356

Chemicals — 1.8%
Air Products & Chemicals, Inc.	216,795	36,215,605
Eastman Chemical Co.	96,105	9,199,171
Ecolab, Inc.	50,957	7,989,038
WR Grace & Co.	40,401	2,887,055

		56,290,869

Commercial Services & Supplies — 0.3%
Clean Harbors, Inc.	132,960	9,517,277

Communications Equipment — 2.1%
Cisco Systems, Inc.	988,249	48,078,314
InterDigital, Inc.	9	720
Motorola Solutions, Inc.	69,472	9,041,086
Palo Alto Networks, Inc.	31,864	7,177,685

		64,297,805

Consumer Finance — 0.9%
American Express Co.	187,877	20,007,022

Security	Shares	Value
Consumer Finance (continued)
Capital One Financial Corp.	29,182	$2,770,247
Green Dot Corp., Class A	55,507	4,930,132
OneMain Holdings, Inc.	37,048	1,245,183

		28,952,584

Containers & Packaging — 0.3%
Packaging Corp. of America	93,347	10,239,232

Diversified Consumer Services — 0.4%
H&R Block, Inc.	493,852	12,716,689

Diversified Financial Services — 0.7%
Berkshire Hathaway, Inc., Class B	99,463	21,296,023

Diversified Telecommunication Services — 1.0%
AT&T Inc.	538,688	18,089,143
Zayo Group Holdings, Inc.	349,260	12,126,307

		30,215,450

Electric Utilities — 1.4%
Evergy, Inc.	156,526	8,596,408
Eversource Energy	18,237	1,120,481
IDACORP, Inc.	100,829	10,005,262
Pinnacle West Capital Corp.	270,678	21,432,284
Portland General Electric Co.	41,650	1,899,656

		43,054,091

Electrical Equipment — 1.5%
AMETEK, Inc.	422,005	33,389,036
Rockwell Automation, Inc.	69,659	13,062,456

		46,451,492

Electronic Equipment, Instruments & Components — 0.6%
CDW Corp.	97,035	8,628,352
Dolby Laboratories, Inc., Class A	51,080	3,574,068
TE Connectivity Ltd.	46,451	4,084,436
Zebra Technologies Corp., Class A	18,026	3,187,538

		19,474,394

Energy Equipment & Services — 0.5%
Halliburton Co.	362,203	14,680,088

Equity Real Estate Investment Trusts (REITs) — 3.3%
Highwoods Properties, Inc.	78,975	3,732,358
Host Hotels & Resorts, Inc.	406,171	8,570,208
Outfront Media, Inc.	144,874	2,890,236
Park Hotels & Resorts, Inc.	51,497	1,690,132
Prologis, Inc.	586,332	39,747,446
Realty Income Corp.	283,138	16,107,721
Simon Property Group, Inc.	168,880	29,849,540

		102,587,641

Food & Staples Retailing — 2.1%
Costco Wholesale Corp.	70,044	16,451,935
Walmart, Inc.	516,715	48,524,706

		64,976,641

Food Products — 2.1%
Archer-Daniels-Midland Co.	616,080	30,970,342
Hershey Co.	345,897	35,281,494

		66,251,836

Gas Utilities — 0.1%
UGI Corp.	37,762	2,095,036

Health Care Equipment & Supplies — 2.5%
Danaher Corp.	172,412	18,734,288
IDEXX Laboratories, Inc.	14,622	3,650,528
Masimo Corp.	274,118	34,138,656
Stryker Corp.	115,535	20,528,259

		77,051,731

Health Care Providers & Services — 3.1%
Aetna, Inc.	35,628	7,227,140

30	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Health Care Providers & Services (continued)
AmerisourceBergen Corp.	124,498	$11,481,206
Express Scripts Holding Co.	40,246	3,823,772
Humana, Inc.	120,772	40,883,737
McKesson Corp.	87,670	11,629,425
UnitedHealth Group, Inc.	16,573	4,409,081
WellCare Health Plans, Inc.	50,165	16,077,381

		95,531,742

Health Care Technology — 1.0%
Veeva Systems, Inc., Class A	275,519	29,995,754

Hotels, Restaurants & Leisure — 3.8%
Carnival Corp.	275,377	17,560,791
Darden Restaurants, Inc.	187,782	20,879,481
Domino’s Pizza, Inc.	16,294	4,803,471
Las Vegas Sands Corp.	603,331	35,795,628
McDonald’s Corp.	232,518	38,897,936

		117,937,307

Household Durables — 0.5%
DR Horton, Inc.	77,435	3,266,208
Garmin Ltd.	162,579	11,388,659

		14,654,867

Household Products — 0.3%
Church & Dwight Co., Inc.	156,260	9,277,156

Insurance — 3.2%
Allstate Corp.	375,477	37,059,580
American Financial Group, Inc.	114,290	12,682,761
Athene Holding Ltd., Class A	185,641	9,590,214
First American Financial Corp.	73,865	3,810,695
Hartford Financial Services Group, Inc.	149,139	7,450,984
Lincoln National Corp.	221,048	14,956,108
Progressive Corp.	173,544	12,328,566
Prudential Financial, Inc.	15,205	1,540,571

		99,419,479

Internet & Direct Marketing Retail — 2.5%
Amazon.com, Inc.	34,744	69,592,232
Netflix, Inc.	22,316	8,349,085

		77,941,317

Internet Software & Services — 4.7%
Alphabet, Inc., Class A (b)	20,297	24,500,103
Alphabet, Inc., Class C (b)	33,923	40,486,083
Facebook, Inc., Class A (b)	372,249	61,220,071
GoDaddy, Inc., Class A	87,929	7,332,399
New Relic, Inc.	18,653	1,757,672
Twitter, Inc.	67,325	1,916,069
Yelp, Inc.	176,421	8,679,913

		145,892,310

IT Services — 4.7%
Booz Allen Hamilton Holding Corp.	556,211	27,604,752
Fidelity National Information Services, Inc.	316,741	34,546,941
First Data Corp., Class A	459,529	11,244,675
International Business Machines Corp.	27,047	4,089,777
MasterCard, Inc., Class A	158,040	35,181,284
Square, Inc., Class A	70,080	6,938,621
Total System Services, Inc.	55,518	5,481,847
Visa, Inc., Class A	144,130	21,632,472

		146,720,369

Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc.	93,724	6,611,291

Machinery — 3.3%
Crane Co.	239,871	23,591,313
Illinois Tool Works, Inc.	252,724	35,664,411
Ingersoll-Rand PLC	106,478	10,892,699
ITT, Inc.	20,690	1,267,469

Security	Shares	Value
Machinery (continued)
Oshkosh Corp.	73,589	$5,242,480
PACCAR, Inc.	362,820	24,740,696

		101,399,068

Media — 1.7%
Comcast Corp., Class A	471,582	16,698,719
Interpublic Group of Cos., Inc.	397,841	9,098,624
John Wiley & Sons, Inc., Class A	27,425	1,661,955
Liberty Media Corp. - Liberty SiriusXM, Class A	181,353	7,877,974
Liberty Media Corp. - Liberty SiriusXM, Class C	98,244	4,268,702
Twenty-First Century Fox, Inc., Class B	14,705	673,783
Viacom, Inc., Class B	310,824	10,493,418
World Wrestling Entertainment, Inc., Class A	27,435	2,653,788

		53,426,963

Metals & Mining — 0.3%
Newmont Mining Corp.	249,823	7,544,655
Reliance Steel & Aluminum Co.	36,872	3,144,813

		10,689,468

Multiline Retail — 1.3%
Target Corp.	447,328	39,458,803

Multi-Utilities — 0.6%
CenterPoint Energy, Inc.	230,123	6,362,901
CMS Energy Corp.	38,646	1,893,654
Consolidated Edison, Inc.	140,107	10,674,752

		18,931,307

Oil, Gas & Consumable Fuels — 4.8%
Anadarko Petroleum Corp.	504,121	33,982,797
Chevron Corp.	5,552	678,898
ConocoPhillips	460,423	35,636,740
Continental Resources, Inc.	38,337	2,617,650
Exxon Mobil Corp.	186,226	15,832,934
Occidental Petroleum Corp.	238,669	19,611,432
Phillips 66	290,069	32,696,578
Plains GP Holdings LP, Class A	25,796	632,776
Suncor Energy, Inc.	178,897	6,921,525

		148,611,330

Personal Products — 0.5%
Estee Lauder Cos., Inc., Class A	61,994	9,008,968
Herbalife Nutrition Ltd.	141,655	7,727,280

		16,736,248

Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	609,507	37,838,195
Eli Lilly & Co.	143,566	15,406,067
Johnson & Johnson	161,415	22,302,710
Merck & Co., Inc.	403,336	28,612,656
Zoetis, Inc.	171,617	15,713,253

		119,872,881

Professional Services — 0.6%
Insperity, Inc.	81,803	9,648,664
ManpowerGroup, Inc.	93,732	8,057,203

		17,705,867

Road & Rail — 0.7%
Landstar System, Inc.	61,557	7,509,954
Norfolk Southern Corp.	69,814	12,601,427

		20,111,381

Semiconductors & Semiconductor Equipment — 3.7%
Applied Materials, Inc.	193,602	7,482,717
Broadcom, Inc.	40,934	10,099,646
Intel Corp.	541,146	25,590,794
Maxim Integrated Products, Inc.	595,009	33,552,557
NVIDIA Corp.	39,829	11,192,746

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) September 30, 2018	Master Advantage Large Cap Core Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Xilinx, Inc.	332,414	$26,649,630

		114,568,090

Software — 6.3%
Adobe Systems, Inc.	56,372	15,217,621
Cadence Design Systems, Inc.	52,600	2,383,832
CDK Global, Inc.	47,853	2,993,684
Microsoft Corp.	1,040,295	118,978,539
RingCentral, Inc., Class A	80,497	7,490,246
salesforce.com, Inc.	11,230	1,785,907
VMware, Inc., Class A	175,584	27,401,639
Zendesk, Inc. (a)	290,581	20,631,251

		196,882,719

Specialty Retail — 1.9%
AutoNation, Inc.	92,808	3,856,172
Penske Automotive Group, Inc. (a)	385,649	18,275,906
Tiffany & Co.	126,879	16,363,585
TJX Cos., Inc.	174,929	19,595,547

		58,091,210

Technology Hardware, Storage & Peripherals — 4.1%
Apple Inc.	466,919	105,402,295
HP Inc.	554,037	14,277,533
Pure Storage, Inc., Class A	260,407	6,757,562

		126,437,390

Textiles, Apparel & Luxury Goods — 1.2%
Lululemon Athletica, Inc.	64,337	10,454,119
Michael Kors Holdings Ltd.	152,962	10,487,075
NIKE, Inc., Class B	106,076	8,986,759
VF Corp.	75,494	7,054,914

		36,982,867

Thrifts & Mortgage Finance — 0.1%
Essent Group Ltd.	74,361	3,290,474

Tobacco — 0.4%
Altria Group, Inc.	76,337	4,603,884

Security	Shares	Value
Tobacco (continued)
Philip Morris International, Inc.	107,114	$8,734,076

		13,337,960

Water Utilities — 0.2%
American Water Works Co., Inc.	61,546	5,414,202

Wireless Telecommunication Services — 0.4%
Telephone & Data Systems, Inc.	427,851	13,019,506

Total Long-Term Investments — 98.8% (Cost: $2,643,706,986)		3,065,376,817

Short-Term Securities — 1.0%
Money Market Funds — 1.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (c)(d)	30,370,653	30,370,653

Total Money Market Funds — 1.0% (Cost: $30,370,653)		30,370,653

	Par (000)

Time Deposits — 0.0%
United States — 0.0%
Australia and New Zealand Banking Group Ltd., 2.19%, 10/01/18	USD 388	388,340

Total Time Deposits — 0.0% (Cost: $388,340)		388,340

Total Short-Term Investments — 1.0% (Cost: $30,758,993)		30,758,993

Total Investments — 99.8% (Cost: $2,674,465,979)		3,096,135,810

Other Assets Less Liabilities — 0.2%		7,052,804

Net Assets — 100.0%		$3,103,188,614

(a)	Security, or a portion of the security, is on loan.

(b)	Non-income producing security.

(c)	Annualized 7-day yield as of period end.

(d)

During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at 09/30/17	Net Activity	Shares Held at 09/30/18	Value at 09/30/18	Income		Net Realized Gain (Loss	)(a)	Change in Unrealized Appreciation (Depreciation	)
BlackRock Liquidity Funds, T-Fund, Institutional Class	20,828,948	9,541,705	30,370,653	$30,370,653	$444,859		$89		$—
SL Liquidity Series, LLC, Money Market Series	—	—	—	—	4,625	(b)	525		—

				$30,370,653	$449,484		$614		$—

(a)	Includes net capital gain distributions, if applicable.

(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Portfolio Abbreviation

S&P    Standard & Poor’s

32	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) September 30, 2018	Master Advantage Large Cap Core Portfolio

For Portfolio compliance purposes, the Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
S&P 500 E-Mini Index	230	12/21/18	$33,569	$73,701

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets - Derivative Financial Instruments
Futures contracts
Net unrealized appreciation(a)	$—	$—	$73,701	$—	$—	$—	$73,701

(a)

Includes cumulative appreciation (depreciation) on futures contracts, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended September 30, 2018, the effect of derivative financial instruments in the Statement of Operation was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain from:
Futures contracts	$—	$—	$4,558,670	$—	$—	$—	$4,558,670

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(287,051)	$—	$—	$—	$(287,051)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$33,571,043

For more information about the Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) September 30, 2018	Master Advantage Large Cap Core Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks(a)	$3,065,376,817	$—	$—	$3,065,376,817
Short-Term Securities	30,370,653	388,340	—	30,758,993

Subtotal	$3,095,747,470	$388,340	$—	$3,096,135,810

Derivative Financial Instruments(b)
Assets:
Equity contracts	$73,701	$—	$—	$73,701

(a)	See above Schedule of Investments for values in each industry.
(b)	Derivative financial instruments are futures contracts which are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended September 30, 2018, there were no transfers between levels.

See notes to financial statements.

34	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities

September 30, 2018

Master Advantage Large Cap Core Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $ 0) (cost — $ 2,644,095,326)	$3,065,765,157
Investments at value — affiliated (cost — $ 30,370,653)	30,370,653
Cash pledged for financial futures contracts	1,346,000
Receivables:
Investments sold	36,819,240
Securities lending income — affiliated	259
Contributions from investors	7,531,496
Dividends — affiliated	46,829
Dividends — unaffiliated	2,301,144
Prepaid expenses	329

Total assets	3,144,181,107

LIABILITIES
Payables:
Investments purchased	37,310,031
Directors’ fees	15,327
Investment advisory fees	1,088,782
Other accrued expenses	176,378
Other affiliates	7,932
Margin variation payable	11,112
Withdrawals to investors	2,382,931

Total liabilities	40,992,493

NET ASSETS	$3,103,188,614

NET ASSETS CONSIST OF
Investors’ capital	$2,681,445,082
Net unrealized appreciation (depreciation)	421,743,532

NET ASSETS	$3,103,188,614

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	35

Statement of Operations

Year Ended September 30, 2018

Master Advantage Large Cap Core Portfolio

INVESTMENT INCOME
Dividends — affiliated	$444,859
Dividends — unaffiliated	52,951,231
Other income — affiliated	14,210
Securities lending income — affiliated — net	4,625
Foreign taxes withheld	(42,933)

Total investment income	53,371,992

EXPENSES
Investment advisory	11,986,215
Accounting services	216,389
Custodian	89,305
Professional	53,460
Directors	59,605
Printing	3,141
Miscellaneous	39,599

Total expenses	12,447,714
Less fees waived and/or reimbursed by the Manager	(21,965)

Total expenses after fees waived and/or reimbursed	12,425,749

Net investment income	40,946,243

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	260,981,998
Investments — affiliated	525
Capital gain distributions from investment companies — affiliated	89
Foreign currency transactions	238
Futures contracts	4,558,670

265,541,520

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	128,901,351
Futures contracts	(287,051)

128,614,300

Net realized and unrealized gain	$394,155,820

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$435,102,063

See notes to financial statements.

36	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Changes in Net Assets

	Master Advantage Large Cap Core Portfolio
	Year Ended September 30,
	2018	2017

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$40,946,243	$29,429,298
Net realized gain	265,541,520	623,148,962
Net change in unrealized appreciation (depreciation)	128,614,300	(174,186,159)

Net increase in net assets resulting from operations	435,102,063	478,392,101

CAPITAL TRANSACTIONS
Proceeds from contributions	978,503,162	250,483,883
Value of withdrawals	(572,959,466)	(599,037,768)

Net increase (decrease) in net assets derived from capital transactions	405,543,696	(348,553,885)

NET ASSETS
Total increase in net assets	840,645,759	129,838,216
Beginning of year	2,262,542,855	2,132,704,639

End of year	$3,103,188,614	$2,262,542,855

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	37

Financial Highlights

	Master Advantage Large Cap Core Portfolio
	Year Ended September 30,
	2018	2017		2016		2015	2014
Total Return
Total return	17.40%	24.06	%(a)	10.34	%(a)	(0.89)%	19.44%

Ratios to Average Net Assets
Total expenses	0.45%	0.49%		0.50%		0.50%	0.50%

Total expenses after fees waived and/or reimbursed	0.45%	0.49%		0.50%		0.50%	0.50%

Net investment income	1.47%	1.33%		1.25%		1.09%	1.08%

Supplemental Data
Net assets, end of year (000)	$3,103,189	$2,262,543		$2,132,705		$2,153,331	$2,335,503

Portfolio turnover rate	148%	130%		39%		41%	40%

(a)	Includes proceeds received from a settlement of litigation, which had no impact on the Portfolio’s total return.

See notes to financial statements.

38	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements	Master Advantage Large Cap Core Portfolio

1. ORGANIZATION

Master Advantage Large Cap Core Portfolio (the “Portfolio”) is a series of Master Large Cap Series LLC (the “Master LLC”). The Master LLC is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and is organized as a Delaware limited liability company. The Portfolio is classified as diversified. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue non-transferable interests in the Master LLC, subject to certain limitations.

The Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Segregation and Collateralization: In cases where the Portfolio enters into certain investments (e.g., futures contracts) that would be treated as “senior securities” for 1940 Act purposes, the Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Portfolios.

Indemnifications: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Portfolio, which cannot be predicted with any certainty.

Other: Expenses directly related to the Portfolio are charged to the Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time)(or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds are valued at net asset value (“NAV”) each business day.

•

The Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

N O T E S T O F I N A N C I A L S T A T E M E N T S	39

Notes to Financial Statements (continued)	Master Advantage Large Cap Core Portfolio

•	Futures contracts traded on exchanges are valued at their last sale price.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately held companies or portfolios. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2018, certain investments of the Portfolio were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Securities Lending: The Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. During the term of the loan, the Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as common stocks in the Portfolio’s Schedule of Investments, and the value of any related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Portfolio under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and the Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate

40	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	Master Advantage Large Cap Core Portfolio

these risks, the Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Portfolio could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. DERIVATIVE FINANCIAL INSTRUMENTS

The Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased and sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts on the Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Portfolio and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Portfolio, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Portfolio. Any additional required collateral is delivered to/pledged by the Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Portfolio has delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC, on behalf of the Portfolio, entered into an Investment Advisory Agreement with the Manager, the Portfolio’s investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio.

N O T E S T O F I N A N C I A L S T A T E M E N T S	41

Notes to Financial Statements (continued)	Master Advantage Large Cap Core Portfolio

For such services, the Portfolio pays the Manager a monthly fee at an annual rate equal to the average daily value of the Portfolio’s net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
Not exceeding $1 Billion	0.45%
In excess of $1 Billion, but not exceeding $3 Billion	0.42
In excess of $3 Billion, but not exceeding $5 Billion	0.41
In excess of $5 Billion, but not exceeding $10 Billion	0.39
In excess of $10 Billion	0.38

Expense Limitations, Waivers and Reimbursements: With respect to the Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended September 30, 2018, the amount waived was $21,965.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through January 31, 2019. The contractual agreement may be terminated on 90 days’ notice by a majority of the directors who are not “interested persons” of the Master LLC, as defined in the 1940 Act or by a vote of a majority of the outstanding voting securities of the Portfolio. For the year ended September 30, 2018, there were no fees waived by the Manager.

For the year ended September 30, 2018, the Portfolio reimbursed the Manager $31,287 for certain accounting services, which is included in accounting services in the Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Portfolio. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, the Portfolio retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds a specified threshold, the Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Prior to January 1, 2018, the Portfolio had a different securities lending arrangement.

The share of securities lending income earned by the Portfolio is shown as securities lending income — affiliated — net in the Statement of Operations. For the year ended September 30, 2018, the Portfolio paid BIM $1,667 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Portfolio’s investment policies and restrictions. The Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock portfolio may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing portfolio through the Interfund Lending Program. A borrowing BlackRock portfolio may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the portfolio’s investment restrictions). If a borrowing BlackRock portfolio’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending portfolio and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2018, the Portfolio did not participate in the Interfund Lending Program.

Directors and Officers: Certain Directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

7. PURCHASES AND SALES

For the year ended, September 30, 2018, purchases and sales of investments, excluding short-term securities, were $4,492,433,069 and $4,048,630,016, respectively.

42	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (continued)	Master Advantage Large Cap Core Portfolio

8. INCOME TAX INFORMATION

It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Portfolio is classified as a partnership for U.S. federal income tax purposes. As such, each investor in the Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Portfolio’s assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on the Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Portfolio as of September 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Portfolio’s financial statements.

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$2,688,072,010

Gross unrealized appreciation	$445,919,027
Gross unrealized depreciation	(37,855,227)

Net unrealized appreciation	$408,063,800

9. BANK BORROWINGS

The Master LLC, on behalf of the Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2018, the Portfolios did not borrow under the credit agreement.

10. PRINCIPAL RISKS

In the normal course of business, the Portfolio invests in securities or other instruments and may enter into certain transactions and such activities subject the Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Portfolio’s prospectus provides details of the risks to which the Portfolio is subject.

The Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Portfolio invests.

Counterparty Credit Risk: The Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying

N O T E S T O F I N A N C I A L S T A T E M E N T S	43

Notes to Financial Statements (continued)	Master Advantage Large Cap Core Portfolio

instrument. Losses can also occur if the counterparty does not perform under the contract.

With futures, there is less counterparty credit risk to the Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Portfolio.

As of period end, the Master Advantage Large Cap Core Portfolio invested a significant portion of its assets in securities in the information technology sector. Changes in economic conditions affecting such sectors would have a greater impact on the Portfolio and could affect the value, income and/or liquidity of positions in such securities.

11. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

44	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm	Master Advantage Large Cap Core Portfolio

To the Shareholders of Master Advantage Large Cap Core Portfolio and the Board of Directors of Master Large Cap Series LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC (the “Fund”), including the schedule of investments, as of September 30, 2018, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 26, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	45

Director and Officer Information of Master Large Cap Series LLC

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Rodney D. Johnson 1941	Chair of the Board(d) and Director (Since 2007)	President, Fairmount Capital Advisors, Inc. from 1987 to 2013; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011; Director, The Mainstay (non-profit) since 2016.	28 RICs consisting of 140 Portfolios	None
Mark Stalnecker 1951	Chair Elect of the Board (Since 2018)(d) and Director (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	28 RICs consisting of 140 Portfolios	None
Susan J. Carter 1956	Director (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (PCRI) since 2017.	28 RICs consisting of 140 Portfolios	None
Collette Chilton 1958	Director (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	28 RICs consisting of 140 Portfolios	None
Neil A. Cotty 1954	Director (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer, from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	28 RICs consisting of 140 Portfolios	None
Cynthia A. Montgomery 1952	Director (Since 2007)	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012.	28 RICs consisting of 140 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	28 RICs consisting of 140 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Robert C. Robb, Jr. 1945	Director (Since 2007)	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981 and Principal since 2010.	28 RICs consisting of 140 Portfolios	None
Kenneth L. Urish 1951	Director (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	28 RICs consisting of 140 Portfolios	None

46	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information of Master Large Cap Series LLC  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Claire A. Walton 1957	Director (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	28 RICs consisting of 140 Portfolios	None
Frederick W. Winter 1945	Director (Since 2007)	Director, Alkon Corporation since 1992; Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh, Dean and Professor from 1997 to 2005, Professor until 2013.	28 RICs consisting of 140 Portfolios	None

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2018)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 308 Portfolios	None
John M. Perlowski 1964	Director (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 308 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
(b)

Independent Directors serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has approved extending the mandatory retirement age for Rodney D. Johnson until December 31, 2018.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Board in 2007, those Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Rodney D. Johnson, 1995; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1999; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

(d)

Mr. Stalnecker was approved as Chair Elect of the Board effective January 1, 2018. It is expected that, effective January 1, 2019, Mr. Stalnecker will assume the position of Chair of the Board and Mr. Johnson will retire as Chair of the Board.

(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Corporation based on their positions with BlackRock and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Equity-Bond Complex and the BlackRock Closed-End Complex.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N O F M A S T E R L A R G E C A P S E R I E S L L C	47

Director and Officer Information of Master Large Cap Series LLC  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. (b) Officers of the Corporation serve at the pleasure of the Board.

Further information about the Corporation’s Directors and Officers is available in the Corporation’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Adviser and Administrator

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Wilmington, DE 19809

Custodian

Brown Brothers Harriman & Co.

Boston, MA 02109

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Distributor

BlackRock Investments, LLC

New York, NY 10022

Legal Counsel

Sidley Austin LLP

New York, NY 10019

Address of the Fund

100 Bellevue Parkway

Wilmington, DE 19809

48	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Master Portfolio Information	Master Total Return Portfolio

As of September 30, 2018

PORTFOLIO COMPOSITION
Asset Type	Percent of Total Investments(a)
U.S. Government Sponsored Agency Securities	49%%
Corporate Bonds	25
Asset-Backed Securities	9
Taxable Municipal Bonds	5
Non-Agency Mortgage-Backed Securities	4
Floating Rate Loan Interests	3
Foreign Government Obligations	2
Investment Companies	1
Preferred Securities	1
U.S. Treasury Obligations	1
Other(b)	—

(a)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.

(b)	Includes Foreign Agency Obligations and Common Stocks, which are both less than 1%.

CREDIT QUALITY ALLOCATION (a)
Credit Rating	Percent of Total Investments(b)
AAA/Aaa	57%%
AA/Aa	5
A	10
BBB/Baa	14
BB/Ba	3
B	3
CCC/Caa	1
CC/Ca	2
N/R(c)	5
(a)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.

(c)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

M A S T E R T O T A L R E T U R N P O R T F O L I O I N F O R M A T I O N	49

Consolidated Schedule of Investments September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Asset-Backed Securities — 12.1%
Accredited Mortgage Loan Trust, Series 2006-1, Class M2, (1 mo. LIBOR US + 0.340%), 2.56%, 04/25/36 (a)	USD	5,510	$2,856,431
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, (1 mo. LIBOR US + 0.720%), 2.94%, 12/25/33 (a)		581	563,443
Series 2006-CW1, Class A2C, (1 mo. LIBOR US + 0.140%), 2.36%, 07/25/36 (a)		449	357,258
Series 2007-HE4, Class A2A, (1 mo. LIBOR US + 0.130%), 2.35%, 05/25/37 (a)		2,868	904,069
Adagio V CLO Designated Activity Co.,
Series V-X, Class E, (3 mo. EURIBOR + 6.700%), 6.70%, 10/15/29 (a)	EUR	340	395,117
Adams Mill CLO Ltd., Series 2014-1A, Class A2R, (3 mo. LIBOR US + 1.100%), 3.44%, 07/15/26 (a)(b)	USD	4,730	4,729,923
Ajax Mortgage Loan Trust:
Series 2016-C, Class A, 4.00%, 10/25/57 (b)(c)		1,743	1,747,893
Series 2017-A, Class A, 3.47%, 04/25/57 (b)(c)		8,459	8,403,778
Series 2017-D, Class A, 3.75%, 12/25/57 (b)(d)		11,453	11,452,943
Series 2017-D, Class B, 0.00%, 12/25/57 (b)(d)(e)		1,799	1,115,269
Series 2018-A, Class A, 3.85%, 04/25/58 (b)(d)		11,622	11,389,791
Series 2018-A, Class B, 0.00%, 04/25/58 (b)(d)(e)		2,717	1,983,656
Series 2018-B, Class A, 3.75%, 02/26/57 (b)		9,061	8,916,904
Series 2018-B, Class B, 0.00%, 02/26/57 (b)(d)		3,903	1,703,444
Series 2018-D, Class A, 3.75%, 08/26/58 (b)(e)		12,414	12,413,600
Series 2018-D, Class B, 0.00%, 08/26/58 (b)(e)		3,120	1,912,836
Allegro CLO II-S Ltd., Series 2014-1RA, Class A1, (3 mo. LIBOR US + 1.080%), 3.23%, 10/21/28 (a)(b)(d)		3,790	3,784,315
Allegro CLO V Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.240%), 3.58%, 10/16/30 (a)(b)		1,100	1,101,285
Allegro CLO VI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.130%), 3.47%, 01/17/31 (a)(b)		4,000	3,993,529
ALM V Ltd.:
Series 2012-5A, Class A1R3, (3 mo. LIBOR US + 0.910%), 3.24%, 10/18/27 (a)(b)		4,410	4,398,304
Series 2012-5A, Class A2R3, (3 mo. LIBOR US + 1.250%), 3.58%, 10/18/27 (a)(b)		1,600	1,585,319
Series 2012-5A, Class BR3, (3 mo. LIBOR US + 1.650%), 3.98%, 10/18/27 (a)(b)		2,140	2,126,142
ALM VI Ltd., Series 2012-6A, Class A2R3, (3 mo. LIBOR US + 1.400%), 3.75%, 07/15/26 (a)(b)		1,264	1,257,214
ALM XII Ltd.:
Series 2015-12A, Class A1R2, (3 mo. LIBOR US + 0.890%), 3.23%, 04/16/27 (a)(b)		10,010	9,988,607

Security		Par (000)	Value
ALM XII Ltd.: (continued)
Series 2015-12A, Class BR2, (3 mo. LIBOR US + 1.650%), 3.99%, 04/16/27 (a)(b)	USD	3,635	$3,608,003
ALM XVI Ltd./ALM XVI LLC:
Series 2015-16A, Class A2R2, (3 mo. LIBOR US + 1.500%), 3.85%, 07/15/27 (a)(b)		6,284	6,278,202
Series 2015-16A, Class BR2, (3 mo. LIBOR US + 1.900%), 4.24%, 07/15/27 (a)(b)		2,060	2,052,295
ALM XVII Ltd., Series 2015-17A, Class A1AR, (3 mo. LIBOR US + 0.930%), 3.27%, 01/15/28 (a)(b)		5,360	5,344,505
ALM XVIII Ltd., Series 2016-18A, Class A2R, (3 mo. LIBOR US + 1.650%), 3.99%, 01/15/28 (a)(b)		750	751,107
ALME Loan Funding V BV, Series 5X, Class B1R, (3 mo. EURIBOR + 1.600%), 1.60%, 07/15/31 (a)	EUR	1,400	1,620,956
AMMC CLO 19 Ltd., Series 2016-19A, Class C, (3 mo. LIBOR US + 2.800%), 5.14%, 10/15/28 (a)(b)	USD	720	722,502
AMMC CLO 21 Ltd., Series 2017-21A, Class A, (3 mo. LIBOR US + 1.250%), 3.60%, 11/02/30 (a)(b)		750	750,983
AMMC CLO XI Ltd., Series 2012-11A, Class A1R2, (3 mo. LIBOR US + 1.010%), 3.35%, 04/30/31 (a)(b)		3,130	3,115,854
AMMC CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.200%), 3.54%, 11/10/30 (a)(b)		540	540,420
AMMC CLO XIII Ltd., Series 2013-13A, Class A1LR, (3 mo. LIBOR US + 1.260%), 3.60%, 07/24/29 (a)(b)		2,620	2,623,037
AMMC CLO XIV Ltd., Series 2014-14A, Class A1LR, (3 mo. LIBOR US + 1.250%), 3.59%, 07/25/29 (a)(b)		6,220	6,226,713
AMSR Trust:
Series 2016-SFR1, Class E, (1 mo. LIBOR US + 3.150%), 5.31%, 11/17/33 (a)(b)		1,160	1,162,345
Series 2016-SFR1, Class F, (1 mo. LIBOR US + 3.900%), 6.06%, 11/17/33 (a)(b)		430	431,228
Series 2016-SFR1, Class G, (1 mo. LIBOR US + 5.100%), 7.26%, 11/17/33 (a)(b)		1,530	1,538,595
Anchorage Capital CLO 1-R Ltd.,
Series 2018-1RA, Class A1, (3 mo. LIBOR US + 0.990%), 3.33%, 04/13/31 (a)(b)		9,120	9,074,602
Anchorage Capital CLO 3-R Ltd.:
Series 2014-3RA, Class A, (3 mo. LIBOR US + 1.050%), 3.39%, 01/28/31 (a)(b)		2,120	2,116,073
Series 2014-3RA, Class B, (3 mo. LIBOR US + 1.500%), 3.84%, 01/28/31 (a)(b)		3,600	3,586,481
Series 2014-3RA, Class C, (3 mo. LIBOR US + 1.850%), 4.19%, 01/28/31 (a)(b)		500	491,518
Anchorage Capital CLO 4-R Ltd.:
Series 2014-4RA, Class A, (3 mo. LIBOR US + 1.050%), 3.39%, 01/28/31 (a)(b)		5,330	5,309,110
Series 2014-4RA, Class C, (3 mo. LIBOR US + 1.850%), 4.19%, 01/28/31 (a)(b)		3,760	3,696,344
Anchorage Capital CLO 5-R Ltd.:
Series 2014-5RA, Class B, (3 mo. LIBOR US + 1.450%), 3.79%, 01/15/30 (a)(b)		9,200	9,207,349

50	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Anchorage Capital CLO 5-R Ltd.: (continued)
Series 2014-5RA, Class C, (3 mo. LIBOR US + 1.850%), 4.19%, 01/15/30 (a)(b)	USD	3,540	$3,520,933
Anchorage Capital CLO 6 Ltd., Series 2015-6A, Class AR, (3 mo. LIBOR US + 1.270%), 3.61%, 07/15/30 (a)(b)		4,010	4,014,879
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class AR, (3 mo. LIBOR US + 0.960%), 3.30%, 10/15/27 (a)(b)		21,810	21,781,928
Series 2015-7A, Class B1R, (3 mo. LIBOR US + 1.300%), 3.64%, 10/15/27 (a)(b)		3,470	3,445,237
Series 2015-7A, Class CR, (3 mo. LIBOR US + 1.700%), 4.04%, 10/15/27 (a)(b)		2,880	2,855,591
Anchorage Capital CLO 8 Ltd.:
Series 2016-8A, Class AR, (3 mo. LIBOR US + 1.000%), 3.34%, 07/28/28 (a)(b)		2,430	2,427,526
Series 2016-8A, Class BR, (3 mo. LIBOR US + 1.600%), 3.94%, 07/28/28 (a)(b)		2,800	2,797,589
Anchorage Capital CLO Ltd.:
Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.250%), 3.59%, 10/13/30 (a)(b)		2,005	2,007,537
Series 2013-1A, Class BR, (3 mo. LIBOR US + 2.150%), 4.49%, 10/13/30 (a)(b)		1,410	1,411,170
Anchorage Capital Europe CLO 2 DAC, Series 2X, Class E, (3 mo. EURIBOR + 5.660%), 0.00%, 05/15/31 (a)	EUR	490	546,913
Apidos CLO XII, Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.080%), 3.42%, 04/15/31 (a)(b)	USD	13,177	13,155,329
Apidos CLO XV, Series 2013-15A, Class A1RR, (3 mo. LIBOR US + 1.010%), 3.36%, 04/20/31 (a)(b)		1,080	1,074,609
Apidos CLO XVI, Series 2013-16A, Class A1R, (3 mo. LIBOR US + 0.980%), 3.32%, 01/19/25 (a)(b)		1,456	1,455,888
Apidos CLO XVIII:
Series 2014-18A, Class A1R, (3 mo. LIBOR US + 1.120%), 3.47%, 07/22/26 (a)(b)		880	880,050
Series 2018-18A, Class A1, (3 mo. LIBOR US + 1.140%), 0.00%, 10/22/30 (a)(b)		880	880,000
Apidos CLO XXV, Series 2016-25A, Class A2A, (3 mo. LIBOR US + 1.800%), 4.15%, 10/20/28 (a)(b)		3,260	3,261,939
Aqueduct European CLO DAC:
Series 2017-2X, Class B1, (3 mo. EURIBOR + 1.200%), 1.20%, 10/15/30 (a)	EUR	1,259	1,425,866
Series 2017-2X, Class E, (3 mo. EURIBOR + 4.400%), 4.40%, 10/15/30 (a)		289	312,520
Arbor Realty Collateralized Loan Obligation Ltd., Series 2017-FL3, Class A, (1 mo. LIBOR US + 0.990%), 3.15%, 12/15/27 (a)(b)	USD	3,740	3,745,458
Arbor Realty Commercial Real Estate Notes Ltd.:
Series 2016-FL1A, Class A, (1 mo. LIBOR US + 1.700%), 3.86%, 09/15/26 (a)(b)		3,940	3,950,766
Series 2017-FL2, Class A, (1 mo. LIBOR US + 0.990%), 3.15%, 08/15/27 (a)(b)		1,660	1,662,002
Arbour CLO DAC Ltd., Series 2014-1X, Class E, (3 mo. EURIBOR + 5.000%), 5.00%, 07/15/27 (a)	EUR	238	276,522
Arbour CLO IV DAC, Series 4X, Class E, (3 mo. EURIBOR + 5.600%), 5.60%, 01/15/30 (a)		550	639,038
ARES European CLO VIII BV, Series 8X, Class E, (3 mo. EURIBOR + 6.350%), 6.35%, 02/17/30 (a)		281	328,782

Security		Par (000)	Value
ARES XXXIII CLO Ltd.:
Series 2015-1A, Class A2R, (3 mo. LIBOR US + 1.950%), 4.27%, 12/05/25 (a)(b)	USD	1,420	$1,420,872
Series 2015-1A, Class B2R, (3 mo. LIBOR US + 2.800%), 5.12%, 12/05/25 (a)(b)		500	503,072
ARES XXXVII CLO Ltd., Series 2015-4A, Class A1R, (3 mo. LIBOR US + 1.170%), 3.51%, 10/15/30 (a)(b)		1,150	1,150,601
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, (1 mo. LIBOR US + 0.240%), 2.46%, 05/25/35 (a)(d)		4,515	3,318,592
Atlas Senior Loan Fund IV Ltd.:
Series 2013-2A, Class A1RR, (3 mo. LIBOR US + 0.680%), 2.99%, 02/17/26 (a)(b)		5,008	4,988,328
Series 2013-2A, Class A2RR, (3 mo. LIBOR US + 1.300%), 3.61%, 02/17/26 (a)(b)		3,000	2,999,592
Atrium IX, Series 9A, Class AR, (3 mo. LIBOR US + 1.240%), 3.55%, 05/28/30 (a)(b)		4,010	4,014,311
Atrium XI, Series 11A, Class A1R, (3 mo. LIBOR US + 1.140%), 3.49%, 10/23/25 (a)(b)		1,060	1,059,949
Atrium XII:
Series 12A, Class AR, (3 mo. LIBOR US + 0.830%), 3.18%, 04/22/27 (a)(b)		1,620	1,611,395
Series 12A, Class CR, (3 mo. LIBOR US + 1.650%), 4.00%, 04/22/27 (a)(b)		2,381	2,359,312
Aurium CLO II DAC, Series 2X, Class BR, (3 mo. EURIBOR + 1.350%), 1.35%, 10/13/29 (a)	EUR	1,336	1,539,237
Avery Point V CLO Ltd.:
Series 2014-5A, Class AR, (3 mo. LIBOR US + 0.980%), 3.32%, 07/17/26 (a)(b)	USD	3,620	3,618,276
Series 2014-5A, Class BR, (3 mo. LIBOR US + 1.500%), 3.84%, 07/17/26 (a)(b)		2,250	2,244,670
Avery Point VI CLO Ltd.:
Series 2015-6A, Class AR, (3 mo. LIBOR US + 1.050%), 3.26%, 08/05/27 (a)(b)		3,960	3,959,664
Series 2015-6A, Class BR, (3 mo. LIBOR US + 1.500%), 3.71%, 08/05/27 (a)(b)		2,490	2,489,796
Avery Point VII CLO Ltd., Series 2015-7A,
Class A1, (3 mo. LIBOR US + 1.500%), 3.84%, 01/15/28 (a)(b)		7,916	7,927,197
Avoca Capital CLO X Ltd., Series 10X,
Class ER, (3 mo. EURIBOR + 6.050%), 6.05%, 01/15/30 (a)	EUR	600	702,795
Avoca CLO XIV DAC:
Series 14X, Class ER, (3 mo. EURIBOR + 4.700%), 4.70%, 01/12/31 (a)		690	764,715
Series 14X, Class FR, (3 mo. EURIBOR + 6.350%), 6.35%, 01/12/31 (a)		900	978,589
Series 14X, Class SUB, 0.00%, 01/12/31 (e)		1,290	1,154,103
Avoca CLO XV DAC:
Series 15X, Class ER, (3 mo. EURIBOR + 4.130%), 4.13%, 04/15/31 (a)		900	981,322
Series 15X, Class FR, (3 mo. EURIBOR + 5.840%), 5.84%, 04/15/31 (a)		585	623,821
Series 15X, Class M1, 0.00%, 04/15/31 (e)		1,100	1,086,592
Avoca CLO XVII DAC, Series 17X, Class E, (3 mo. EURIBOR + 5.950%), 5.95%, 01/15/30 (a)		546	636,002
Avoca CLO XVIII DAC:
Series 18X, Class B1, (3 mo. EURIBOR + 1.250%), 1.25%, 04/15/31 (a)		2,800	3,176,393
Series 18X, Class E, (3 mo. EURIBOR + 4.600%), 4.60%, 04/15/31 (a)		1,100	1,205,994

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	51

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 05/15/48 (b)	USD	596	$588,352
Series 2015-2, Class A, 3.34%, 11/15/48 (b)		766	761,760
Babson CLO Ltd.:
Series 2015-2A, Class AR, (3 mo. LIBOR US + 1.190%), 3.54%, 10/20/30 (a)(b)		2,590	2,591,889
Series 2015-IA, Class AR, (3 mo. LIBOR US + 0.990%), 3.34%, 01/20/31 (a)(b)		2,130	2,117,634
Series 2015-IA, Class BR, (3 mo. LIBOR US + 1.400%), 3.75%, 01/20/31 (a)(b)		610	600,183
Series 2016-2A, Class C, (3 mo. LIBOR US + 2.600%), 4.95%, 07/20/28 (a)(b)		1,110	1,111,282
Bain Capital Credit CLO, Series 2018-2A, Class A1, (3 mo. LIBOR US + 1.080%), 3.43%, 07/19/31 (a)(b)		1,420	1,417,325
Ballyrock CLO Ltd., Series 2016-1A, Class A, (3 mo. LIBOR US + 1.590%), 3.93%, 10/15/28 (a)(b)		1,935	1,934,979
BankAmerica Manufactured Housing Contract Trust:
Series 1997-2, Class B1, 7.07%, 02/10/22 (e)		1,680	1,457,590
Series 1998-2, Class B1, 7.93%, 12/10/25 (e)		2,790	1,921,239
Barings CLO Ltd., Series 2018-3A, Class A1, (3 mo. LIBOR US + 0.950%), 3.02%, 07/20/29 (a)(b)		1,085	1,082,115
Battalion CLO VII Ltd., Series 2014-7A, Class A1RR, (3 mo. LIBOR US + 1.040%), 3.38%, 07/17/28 (a)(b)		3,450	3,449,342
Bayview Financial Revolving Asset Trust:
Series 2004-B, Class A1, (1 mo. LIBOR US + 1.000%), 3.24%, 05/28/39 (a)(b)		7,156	6,755,869
Series 2004-B, Class A2, (1 mo. LIBOR US + 1.300%), 3.54%, 05/28/39 (a)(b)(d)		687	452,259
Series 2005-A, Class A1, (1 mo. LIBOR US + 1.000%), 3.24%, 02/28/40 (a)(b)		3,139	3,053,120
Series 2005-E, Class A1, (1 mo. LIBOR US + 1.000%), 3.24%, 12/28/40 (a)(b)		1,287	1,244,233
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 06/15/30 (e)		1,674	618,466
Series 2000-A, Class A3, 7.83%, 06/15/30 (e)		1,554	593,338
Series 2000-A, Class A4, 8.29%, 06/15/30 (e)		2,661	1,075,785
Bear Stearns Asset-Backed Securities I Trust:
Series 2004-HE7, Class M2, (1 mo. LIBOR US + 1.730%), 3.94%, 08/25/34 (a)		256	255,579
Series 2006-HE1, Class 1M4, (1 mo. LIBOR US + 0.680%), 2.90%, 12/25/35 (a)		1,891	2,222,078
Series 2006-HE7, Class 1A2, (1 mo. LIBOR US + 0.170%), 2.39%, 09/25/36 (a)		3,732	4,228,111
Series 2007-FS1, Class 1A3, (1 mo. LIBOR US + 0.170%), 2.39%, 05/25/35 (a)		1,211	1,265,417
Series 2007-HE1, Class 21A2, (1 mo. LIBOR US + 0.160%), 2.38%, 01/25/37 (a)		803	786,529
Series 2007-HE2, Class 1A4, (1 mo. LIBOR US + 0.320%), 2.54%, 03/25/37 (a)		1,072	801,297

Security		Par (000)	Value
Bear Stearns Asset-Backed Securities I Trust: (continued)
Series 2007-HE2, Class 22A, (1 mo. LIBOR US + 0.140%), 2.36%, 03/25/37 (a)	USD	1,109	$1,071,070
Series 2007-HE2, Class 23A, (1 mo. LIBOR US + 0.140%), 2.36%, 03/25/37 (a)		2,134	2,135,719
Series 2007-HE3, Class 1A3, (1 mo. LIBOR US + 0.250%), 2.47%, 04/25/37 (a)		1,134	1,180,492
Series 2007-HE3, Class 1A4, (1 mo. LIBOR US + 0.350%), 2.57%, 04/25/37 (a)		6,298	4,992,718
Bear Stearns Asset-Backed Securities Trust,
Series 2005-4, Class M2, (1 mo. LIBOR US + 1.200%), 3.42%, 01/25/36 (a)		210	206,980
Bear Stearns Second Lien Trust, Series 2007-SV1A, Class M1, (1 mo. LIBOR US + 1.200%), 3.42%, 12/25/36 (a)(b)		1,011	988,768
Benefit Street Partners CLO IV Ltd.,
Series 2014-IVA, Class A1R, (3 mo. LIBOR
US + 1.490%), 3.84%, 01/20/29 (a)(b)		4,020	4,030,335
Benefit Street Partners CLO V-B Ltd.,
Series 2018-5BA, Class A1A, (3 mo. LIBOR
US + 1.090%), 3.21%, 04/20/31 (a)(b)		1,450	1,447,283
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class A1R, (3 mo. LIBOR US + 1.240%), 3.57%, 10/18/29 (a)(b)		12,030	12,045,224
Series 2015-VIA, Class A2R, (3 mo. LIBOR US + 1.720%), 4.05%, 10/18/29 (a)(b)		3,320	3,322,306
Benefit Street Partners CLO VII Ltd., Series 2015-VIIA, Class A1AR, (3 mo. LIBOR US + 0.780%), 3.11%, 07/18/27 (a)(b)		2,790	2,779,767
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class A1AR, (3 mo. LIBOR US + 1.100%), 3.45%, 01/20/31 (a)(b)		1,250	1,246,918
Bilbao CLO I DAC:
Series 1X, Class A2A, (3 mo. EURIBOR + 1.300%), 1.30%, 07/20/31 (a)	EUR	2,200	2,495,817
Series 1X, Class D, (3 mo. EURIBOR + 4.730%), 4.73%, 07/20/31 (a)		700	753,573
BlueMountain CLO Ltd.:
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 1.180%), 3.53%, 10/22/30 (a)(b)	USD	6,370	6,377,831
Series 2013-3A, Class AR, (3 mo. LIBOR US + 0.890%), 3.23%, 10/29/25 (a)(b)		1,021	1,019,946
Series 2013-3A, Class B1R, (3 mo. LIBOR US + 1.400%), 3.74%, 10/29/25 (a)(b)		750	750,662
Series 2013-3A, Class CR, (3 mo. LIBOR US + 1.900%), 4.24%, 10/29/25 (a)(b)		3,030	3,034,279
Series 2013-4A, Class AR, (3 mo. LIBOR US + 1.010%), 3.35%, 04/15/25 (a)(b)		4,359	4,359,045
Series 2014-2A, Class AR, (3 mo. LIBOR US + 0.930%), 3.28%, 07/20/26 (a)(b)		670	669,946
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.000%), 3.35%, 04/20/31 (a)(b)		2,550	2,536,115
BlueMountain Fuji EUR CLO III DAC, Series 3X, Class E, (3 mo. EURIBOR + 5.260%), 5.26%, 01/15/31 (a)	EUR	374	416,597
Bowman Park CLO Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.180%), 3.49%, 11/23/25 (a)(b)	USD	5,500	5,498,295

52	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
BSPRT Issuer Ltd.:
Series 2017-FL1, Class A, (1 mo. LIBOR US + 1.350%), 3.51%, 06/15/27 (a)(b)	USD	2,110	$2,113,770
Series 2018-FL3, Class A, (1 mo. LIBOR US + 1.050%), 3.21%, 03/15/28 (a)(b)		4,540	4,546,738
Cadogan Square CLO X DAC, Series 10X, Class M, 0.00%, 10/15/30 (e)	EUR	300	341,544
Cadogan Square CLO XI DAC, Series 11X, Class C, (3 mo. EURIBOR + 1.850%), 1.85%, 02/15/31 (a)		680	771,774
Cairn CLO IX BV:
Series 2018-9X, Class B1, (3 mo. EURIBOR + 1.000%), 1.00%, 03/21/32 (a)		1,300	1,451,102
Series 2018-9X, Class M2, 0.00%, 03/21/32 (e)		500	566,728
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-4A, Class AR, (3 mo. LIBOR US + 1.450%), 3.80%, 01/20/29 (a)(b)	USD	6,630	6,638,848
Series 2013-2A, Class AR, (3 mo. LIBOR US + 0.890%), 3.22%, 01/18/29 (a)(b)		1,490	1,484,712
Series 2013-4A, Class A1RR, (3 mo. LIBOR US + 1.000%), 3.34%, 01/15/31 (a)(b)		1,880	1,870,263
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 0.970%), 3.31%, 04/17/31 (a)(b)		3,170	3,148,190
Series 2015-1A, Class BR, (3 mo. LIBOR US + 1.500%), 3.85%, 04/20/27 (a)(b)		750	749,312
Series 2015-1A, Class CR, (3 mo. LIBOR US + 2.000%), 4.35%, 04/20/27 (a)(b)		1,160	1,160,970
Series 2015-3A, Class A2R, (3 mo. LIBOR US + 1.600%), 3.94%, 07/28/28 (a)(b)		2,220	2,212,440
Carlyle U.S. CLO Ltd., Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.180%), 3.52%, 01/15/30 (a)(b)		4,620	4,620,804
Carrington Mortgage Loan Trust:
Series 2005-FRE1, Class M1, (1 mo. LIBOR US + 0.470%), 2.69%, 12/25/35 (a)		2,317	2,310,124
Series 2006-FRE2, Class A2, (1 mo. LIBOR US + 0.120%), 2.34%, 10/25/36 (a)		985	743,116
Series 2006-FRE2, Class A3, (1 mo. LIBOR US + 0.160%), 2.38%, 10/25/36 (a)		3,278	2,482,365
Series 2006-FRE2, Class A5, (1 mo. LIBOR US + 0.080%), 2.30%, 10/25/36 (a)		832	624,891
Series 2006-NC1, Class M2, (1 mo. LIBOR US + 0.420%), 2.64%, 01/25/36 (a)		610	470,213
Series 2006-NC3, Class A4, (1 mo. LIBOR US + 0.240%), 2.46%, 08/25/36 (a)		2,003	1,522,634
Series 2006-NC4, Class A3, (1 mo. LIBOR US + 0.160%), 2.38%, 10/25/36 (a)		1,067	997,501
Series 2006-NC5, Class A3, (1 mo. LIBOR US + 0.150%), 2.37%, 01/25/37 (a)		7,250	5,673,992
Series 2007-HE1, Class A2, (1 mo. LIBOR US + 0.150%), 2.37%, 06/25/37 (a)		575	570,287
Series 2007-RFC1, Class A4, (1 mo. LIBOR US + 0.220%), 2.44%, 10/25/36 (a)		1,440	992,656
CBAM Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.250%), 3.60%, 07/20/30 (a)(b)		6,050	6,062,758

Security		Par (000)	Value
CBAM Ltd.: (continued)
Series 2017-2A, Class B1, (3 mo. LIBOR US + 1.750%), 4.09%, 10/17/29 (a)(b)	USD	2,955	$2,954,854
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.230%), 3.57%, 10/17/29 (a)(b)		3,780	3,784,310
Series 2017-3A, Class B1, (3 mo. LIBOR US + 1.700%), 4.04%, 10/17/29 (a)(b)		1,000	999,407
C-BASS Trust:
Series 2006-CB7, Class A4, (1 mo. LIBOR US + 0.160%), 2.38%, 10/25/36 (a)		681	523,269
Series 2007-CB1, Class AF2, 3.63%, 01/25/37 (c)		5,976	2,949,853
Series 2007-CB1, Class AF4, 3.63%, 01/25/37 (c)		450	221,839
Series 2007-CB5, Class A2, (1 mo. LIBOR US + 0.170%), 2.39%, 04/25/37 (a)		1,049	793,904
Cedar Funding II CLO Ltd., Series 2013-1A, Class BR, (3 mo. LIBOR US + 1.750%), 4.08%, 06/09/30 (a)(b)		2,450	2,450,673
Cedar Funding IV CLO Ltd., Series 2014-4A, Class AR, (3 mo. LIBOR US + 1.230%), 3.58%, 07/23/30 (a)(b)		1,200	1,201,093
Cedar Funding IX CLO Ltd., Series 2018-9A, Class A1, (3 mo. LIBOR US + 0.980%), 3.22%, 04/20/31 (a)(b)		940	935,321
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1R, (3 mo. LIBOR US + 1.100%), 3.95%, 07/17/31 (a)(b)		1,880	1,871,736
Cedar Funding VIII CLO Ltd.:
Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.250%), 3.59%, 10/17/30 (a)(b)		16,520	16,541,022
Series 2017-8A, Class B, (3 mo. LIBOR US + 1.700%), 4.04%, 10/17/30 (a)(b)		2,628	2,625,950
Series 2017-8A, Class C, (3 mo. LIBOR US + 2.250%), 4.59%, 10/17/30 (a)(b)		750	751,020
Cent CLO Ltd.:
Series 2015-24A, Class A1R, (3 mo. LIBOR US + 1.070%), 3.29%, 10/15/26 (a)(b)		4,000	3,996,464
Series C17A, Class A1AR, (3 mo. LIBOR US + 1.030%), 3.38%, 04/30/31 (a)(b)		7,620	7,587,511
CIFC Funding Ltd.:
Series 2013-1A, Class A2R, (3 mo. LIBOR US + 1.750%), 4.09%, 07/16/30 (a)(b)		500	500,576
Series 2013-2A, Class A1LR, (3 mo. LIBOR US + 1.210%), 3.54%, 10/18/30 (a)(b)		6,290	6,296,940
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.100%), 3.43%, 01/18/31 (a)(b)		330	328,967
Series 2014-3A, Class B1R, (3 mo. LIBOR US + 1.500%), 3.85%, 07/22/26 (a)(b)		710	710,045
Series 2014-3A, Class C1R, (3 mo. LIBOR US + 1.900%), 4.25%, 07/22/26 (a)(b)		1,120	1,120,082
Series 2014-4A, Class A1R, (3 mo. LIBOR US + 1.380%), 3.72%, 10/17/26 (a)(b)		6,270	6,269,950
Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.110%), 3.46%, 01/22/31 (a)(b)		350	349,069
Series 2015-2A, Class AR, (3 mo. LIBOR US + 0.780%), 3.12%, 04/15/27 (a)(b)		770	766,187
Series 2015-2A, Class CR, (3 mo. LIBOR US + 1.700%), 4.04%, 04/15/27 (a)(b)		4,620	4,586,894

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	53

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
CIFC Funding Ltd.: (continued)
Series 2018-1A, Class A, (3 mo. LIBOR US + 1.000%), 3.16%, 04/18/31 (a)(b)	USD	4,930	$4,903,227
Citicorp Residential Mortgage Trust, Series 2007-2, Class M1, 5.15%, 06/25/37 (c)		2,830	2,686,465
Citigroup Mortgage Loan Trust:
Series 2006-NC1, Class A2D, (1 mo. LIBOR US + 0.250%), 2.47%, 08/25/36 (a)		3,550	3,461,784
Series 2007-AHL2, Class A3B, (1 mo. LIBOR US + 0.200%), 2.42%, 05/25/37 (a)		7,631	5,512,410
Series 2007-AHL2, Class A3C, (1 mo. LIBOR US + 0.270%), 2.49%, 05/25/37 (a)		3,466	2,525,540
Citigroup Mortgage Loan Trust, Inc., Series 2006-WFH4, Class M3, (1 mo. LIBOR US + 0.320%), 2.54%, 11/25/36 (a)		3,007	2,559,975
Colony American Homes, Series 2015-1A, Class A, (1 mo. LIBOR US + 1.200%), 3.33%, 07/17/32 (a)(b)		7,870	7,879,509
Conseco Finance Corp.:
Series 1997-3, Class M1, 7.53%, 03/15/28 (e)		2,016	1,999,118
Series 1997-6, Class M1, 7.21%, 01/15/29 (e)		372	371,867
Series 1998-4, Class M1, 6.83%, 04/01/30 (e)		353	317,903
Series 1998-8, Class A1, 6.28%, 09/01/30		1,053	1,119,966
Series 1998-8, Class M1, 6.98%, 09/01/30 (e)		2,671	2,307,824
Series 1999-5, Class A5, 7.86%, 03/01/30 (e)		1,559	1,140,499
Series 1999-5, Class A6, 7.50%, 03/01/30 (e)		1,141	807,435
Series 2001-D, Class B1, (1 mo. LIBOR US + 2.500%), 4.66%, 11/15/32 (a)		2,038	2,034,624
Conseco Finance Securitizations Corp.:
Series 2000-1, Class A5, 8.06%, 09/01/29 (e)		1,622	807,481
Series 2000-4, Class A5, 7.97%, 05/01/32		5,488	2,571,812
Series 2000-4, Class A6, 8.31%, 05/01/32 (e)		1,378	672,489
Series 2000-5, Class A6, 7.96%, 05/01/31		2,337	1,438,529
Series 2000-5, Class A7, 8.20%, 05/01/31		4,264	2,695,143
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, (1 mo. LIBOR US + 0.620%), 2.84%, 09/25/33 (a)		634	621,047
Series 2004-5, Class A, (1 mo. LIBOR US + 0.900%), 3.12%, 10/25/34 (a)		613	615,133
Series 2005-16, Class 1AF, 4.95%, 05/25/36 (e)		4,453	4,356,777
Series 2005-16, Class 2AF3, 4.54%, 05/25/36 (e)		1,023	998,745
Series 2005-17, Class 1AF4, 4.38%, 05/25/36 (c)		2,931	2,874,803
Series 2006-11, Class 3AV2, (1 mo. LIBOR US + 0.160%), 2.38%, 09/25/46 (a)		297	292,122
Series 2006-17, Class 2A2, (1 mo. LIBOR US + 0.150%), 2.37%, 03/25/47 (a)		307	299,553
Series 2006-8, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.38%, 01/25/46 (a)		773	760,877
Series 2006-S10, Class A3, (1 mo. LIBOR US + 0.320%), 2.54%, 10/25/36 (a)		7,071	6,711,539
Series 2006-S3, Class A4, 6.65%, 01/25/29 (c)		627	667,716
Series 2006-SPS1, Class A, (1 mo. LIBOR US + 0.220%), 2.44%, 12/25/25 (a)		201	217,943

Security		Par (000)	Value
Countrywide Asset-Backed Certificates: (continued)
Series 2007-S3, Class A3, (1 mo. LIBOR US + 0.380%), 2.60%, 05/25/37 (a)	USD	2,570	$2,394,877
Countrywide Asset-Backed Certificates Revolving Home Equity Loan Trust, Series 2004-U, Class 2A, (1 mo. LIBOR US + 0.270%), 2.43%, 03/15/34 (a)		1,008	958,827
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class B1, 8.10%, 09/25/31 (e)		1,750	1,863,907
Credit-Based Asset Servicing & Securitization LLC:
Series 2006-CB2, Class AF4, 3.47%, 12/25/36 (c)		501	455,021
Series 2006-MH1, Class B1, 5.27%, 10/25/36 (b)(c)		852	859,115
Series 2006-SL1, Class A2, 5.56%, 09/25/36 (b)(c)		3,242	548,498
Series 2007-CB6, Class A4, (1 mo. LIBOR US + 0.340%), 2.56%, 07/25/37 (a)(b)		743	506,224
Series 2007-RP1, Class A, (1 mo. LIBOR US + 0.310%), 2.53%, 05/25/46 (a)(b)		720	635,259
Cumberland Park CLO Ltd., Series 2015-2A, Class CR, (3 mo. LIBOR US + 1.800%), 4.15%, 07/20/28 (a)(b)		1,190	1,179,647
CVC Cordatus Loan Fund VI DAC, Series 6X,
Class SUB, 0.00%, 04/15/29 (e)	EUR	2,385	1,899,327
CVC Cordatus Loan Fund VIII DAC, Series 8X, Class E, (3 mo. EURIBOR + 5.700%), 5.70%, 04/23/30 (a)		300	351,276
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 06/25/35	USD	190	254,453
Series 2006-S5, Class A5, 6.16%, 06/25/35		612	660,812
Series 2007-S1, Class A3, 5.81%, 11/25/36 (e)		334	335,174
CWHEQ Revolving Home Equity Loan Resuritization Trust:
Series 2006-RES, Class 4Q1B, (1 mo. LIBOR US + 0.300%), 2.46%, 12/15/33 (a)(b)		1,074	1,000,097
Series 2006-RES, Class 5B1A, (1 mo. LIBOR US + 0.190%), 2.35%, 05/15/35 (a)(b)		584	551,800
Series 2006-RES, Class 5B1B, (1 mo. LIBOR US + 0.190%), 2.35%, 05/15/35 (a)(b)(d)		334	321,004
Series 2006-RES, Class 5F1A, (1 mo. LIBOR US + 0.240%), 2.40%, 12/15/35 (a)(b)		1,446	1,427,038
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-B, Class 2A, (1 mo. LIBOR US + 0.180%), 2.34%, 05/15/35 (a)		807	777,577
Series 2006-C, Class 2A, (1 mo. LIBOR US + 0.180%), 2.34%, 05/15/36 (a)		4,316	4,165,125
Series 2006-H, Class 1A, (1 mo. LIBOR US + 0.150%), 2.31%, 11/15/36 (a)		2,385	1,958,123
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (b)		7,785	7,720,148
Deer Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.180%), 3.53%, 10/20/30 (a)(b)		1,000	1,000,621
Dorchester Park CLO DAC, Series 2015-1A, Class BR, (3 mo. LIBOR US + 1.450%), 3.80%, 04/20/28 (a)(b)		3,064	3,054,181

54	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Dryden 32 Euro CLO BV, Series 2014-32X, Class B1R, (3 mo. EURIBOR + 1.700%), 1.70%, 08/15/31 (a)	EUR	474	$551,513
Dryden 41 Senior Loan Fund, Series 2015-41A, Class AR, (3 mo. LIBOR US + 0.970%), 3.31%, 04/15/31 (a)(b)	USD	2,250	2,234,796
Dryden 46 Euro CLO BV, Series 2016-46X, Class E, (3 mo. EURIBOR + 5.750%), 5.75%, 01/15/30 (a)	EUR	364	427,924
Dryden 53 CLO Ltd., Series 2017-53A, Class A, (3 mo. LIBOR US + 1.120%), 3.46%, 01/15/31 (a)(b)	USD	18,720	18,674,406
Dryden 55 CLO Ltd., Series 2018-55A, Class A1, (3 mo. LIBOR US + 1.020%), 3.06%, 04/15/31 (a)(b)		250	248,808
Dryden 56 Euro CLO BV, Series 2017-56X, Class E, (3 mo. EURIBOR + 4.720%), 4.72%, 01/15/32 (a)	EUR	585	651,081
Dryden 64 CLO Ltd., Series 18-64A, Class A, (3 mo. LIBOR US + 0.970%), 3.19%, 04/18/31 (a)(b)	USD	2,000	1,984,231
Dryden XXV Senior Loan Fund:
Series 2012-25A, Class ARR, (3 mo. LIBOR US + 0.900%), 3.24%, 10/15/27 (a)(b)		11,030	11,003,871
Series 2012-25A, Class CRR, (3 mo. LIBOR US + 1.850%), 4.19%, 10/15/27 (a)(b)		1,340	1,337,099
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (3 mo. LIBOR US + 0.900%), 3.25%, 04/15/29 (a)(b)		1,170	1,165,598
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1LR, (3 mo. LIBOR US + 1.200%), 3.51%, 08/15/30 (a)(b)		9,085	9,092,703
Elevation CLO Ltd.:
Series 2017-8A, Class A1, (3 mo. LIBOR US + 1.160%), 3.50%, 10/25/30 (a)(b)		2,320	2,319,873
Series 2017-8A, Class C, (3 mo. LIBOR US + 2.050%), 4.39%, 10/25/30 (a)(b)		1,125	1,104,074
Emerson Park CLO Ltd., Series 2013-1A, Class B1R, (3 mo. LIBOR US + 1.450%), 3.79%, 07/15/25 (a)(b)		1,000	1,000,570
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, (3 mo. EURIBOR + 6.300%), 6.30%, 11/10/30 (a)	EUR	400	470,135
First Franklin Mortgage Loan Trust:
Series 2004-FFH3, Class M3, (1 mo. LIBOR US + 1.050%), 3.27%, 10/25/34 (a)	USD	1,000	891,547
Series 2006-FF16, Class 2A3, (1 mo. LIBOR US + 0.140%), 2.36%, 12/25/36 (a)		14,167	8,616,822
Series 2006-FF17, Class A5, (1 mo. LIBOR US + 0.150%), 2.37%, 12/25/36 (a)		20,284	17,608,977
Series 2006-FF5, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.38%, 04/25/36 (a)		1,051	1,021,635
Series 2006-FFH1, Class M2, (1 mo. LIBOR US + 0.400%), 2.62%, 01/25/36 (a)		3,226	1,926,595
Flatiron CLO Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.890%), 3.23%, 04/15/27 (a)(b)		2,750	2,742,789
Fremont Home Loan Trust, Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.140%), 2.36%, 02/25/37 (a)		7,604	5,998,977

Security		Par (000)	Value
Galaxy XV CLO Ltd., Series 2013-15A, Class AR, (3 mo. LIBOR US + 1.200%), 3.54%, 10/15/30 (a)(b)	USD	1,350	$1,348,963
Galaxy XXIX CLO Ltd.:
Series 2018-29A, Class B, (3 mo. LIBOR US + 1.400%), 3.71%, 11/15/26 (a)(b)		250	249,540
Series 2018-29A, Class C, (3 mo. LIBOR US + 1.680%), 3.99%, 11/15/26 (a)(b)		1,470	1,462,325
GE-WMC Asset-Backed Pass-Through Certificates:
Series 2005-2, Class A2C, (1 mo. LIBOR US + 0.250%), 2.47%, 12/25/35 (a)		461	459,095
Series 2005-2, Class M1, (1 mo. LIBOR US + 0.440%), 2.66%, 12/25/35 (a)		5,211	3,094,083
GE-WMC Mortgage Securities Trust:
Series 2006-1, Class A2A, (1 mo. LIBOR US + 0.040%), 2.26%, 08/25/36 (a)		1,118	697,696
Series 2006-1, Class A2B, (1 mo. LIBOR US + 0.150%), 2.37%, 08/25/36 (a)		20,256	12,969,737
Series 2006-1, Class A2C, (1 mo. LIBOR US + 0.240%), 2.46%, 08/25/36 (a)		1,478	965,513
GLG Euro CLO IV DAC:
Series 4X, Class A1, (3 mo. EURIBOR + 0.700%), 0.70%, 05/15/31 (a)	EUR	3,100	3,547,333
Series 4X, Class B1, (3 mo. EURIBOR + 1.050%), 1.05%, 05/15/31 (a)(d)		1,790	2,074,121
Series 4X, Class E, (3 mo. EURIBOR + 4.270%), 4.27%, 05/15/31 (a)		800	855,146
GoldenTree Loan Opportunities IX Ltd., Series 2014-9A, Class AR2, (3 mo. LIBOR US + 1.110%), 0.00%, 10/29/29 (a)(b)	USD	1,830	1,830,000
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class AR2, (3 mo. LIBOR US + 1.070%), 3.40%, 01/18/31 (a)(b)		366	365,211
Greenpoint Manufactured Housing:
Series 1999-5, Class M1B, 8.29%, 12/15/29 (e)		870	927,484
Series 1999-5, Class M2, 9.23%, 12/15/29 (e)		1,199	986,511
Greystone Commercial Real Estate Notes Ltd., Series 2017-FL1A, Class A, (1 mo. LIBOR US + 1.550%), 3.71%, 03/15/27 (a)(b)		1,010	1,006,814
Greywolf CLO IV Ltd., Series 2014-2A, Class BR, (3 mo. LIBOR US + 2.350%), 4.69%, 01/17/27 (a)(b)		930	928,833
GSAA Home Equity Trust:
Series 2006-5, Class 2A1, (1 mo. LIBOR US + 0.070%), 2.29%, 03/25/36 (a)		17	9,083
Series 2007-2, Class AF3, 5.92%, 03/25/37 (e)		534	201,489
GSAMP Trust:
Series 2006-FM2, Class A2B, (1 mo. LIBOR US + 0.120%), 2.34%, 09/25/36 (a)		2,806	1,373,096
Series 2007-H1, Class A1B, (1 mo. LIBOR US + 0.200%), 2.42%, 01/25/47 (a)		1,075	708,384
Series 2007-HS1, Class M6, (1 mo. LIBOR US + 2.250%), 4.47%, 02/25/47 (a)		1,300	1,328,846
Halcyon Loan Advisors European Funding, Series 2018-1X, Class B1, (3 mo. EURIBOR + 1.480%), 1.48%, 10/18/31 (a)	EUR	1,300	1,486,194
Harvest CLO XVI DAC:
Series 16X, Class E, (3 mo. EURIBOR + 6.400%), 6.40%, 10/15/29 (a)		480	558,202
Series 16X, Class ER, (3 mo. EURIBOR + 5.570%), 0.00%, 10/15/31 (a)		480	540,584

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	55

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Highbridge Loan Management Ltd.:
Series 12A-18, Class A1B, (3 mo. LIBOR US + 1.250%), 3.62%, 07/18/31 (a)(b)	USD	750	$749,696
Series 5A-2015, Class C1R, (3 mo. LIBOR US + 2.100%), 4.44%, 01/29/26 (a)(b)		1,920	1,920,522
Series 5A-2015, Class C2R, (3 mo. LIBOR US + 2.100%), 4.44%, 01/29/26 (a)(b)		750	750,929
Series 6A-2015, Class A1R, (3 mo. LIBOR US + 1.000%), 3.34%, 02/05/31 (a)(b)		11,390	11,338,049
Home Equity Asset Trust, Series 2007-1, Class 2A3, (1 mo. LIBOR US + 0.150%), 2.37%, 05/25/37 (a)		2,490	2,051,488
Home Equity Mortgage Loan Asset-Backed Trust:
Series 2004-A, Class M2, (1 mo. LIBOR US + 2.030%), 4.24%, 07/25/34 (a)		642	643,898
Series 2007-A, Class 2A2, (1 mo. LIBOR US + 0.190%), 2.41%, 04/25/37 (a)		2,176	1,618,839
Series 2007-B, Class 2A3, (1 mo. LIBOR US + 0.200%), 2.42%, 07/25/37 (a)		3,497	2,289,275
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 07/25/36 (c)		2,725	963,996
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, (1 mo. LIBOR US + 0.720%), 2.88%, 04/15/36 (a)		1,330	1,225,220
Invitation Homes Trust:
Series 2018-SFR1, Class E, (1 mo. LIBOR US + 2.000%), 4.16%, 03/17/37 (a)(b)		1,710	1,716,925
Series 2018-SFR1, Class F, (1 mo. LIBOR US + 2.500%), 4.66%, 03/17/37 (a)(b)		1,330	1,338,266
Series 2018-SFR3, Class A, (1 mo. LIBOR US + 1.000%), 3.16%, 07/17/37 (a)(b)		3,946	3,970,164
Series 2018-SFR3, Class E, (1 mo. LIBOR US + 2.000%), 4.16%, 07/17/37 (a)(b)		2,910	2,935,647
Irwin Home Equity Loan Trust, Series 2006-3, Class 2A3, 6.53%, 09/25/37 (b)(c)		821	798,170
JPMorgan Mortgage Acquisition Trust, Series 2006-CW1, Class M1, (1 mo. LIBOR US + 0.270%), 2.49%, 05/25/36 (a)		1,170	1,112,318
Jubilee CDO VIII BV, Series VIII-X, Class SUB, (6 mo. EURIBOR + 5.000%), 4.73%, 01/15/24 (a)(d)	EUR	880	—
Kayne CLO II Ltd.:
Series 2018-2A, Class A, (3 mo. LIBOR US + 1.240%), 0.00%, 10/15/31 (a)(b)	USD	750	747,300
Series 2018-2A, Class B, (3 mo. LIBOR US + 1.900%), 0.00%, 10/15/31 (a)(b)		250	250,000
LCM 26 Ltd., Series 26A, Class A1, (3 mo. LIBOR US + 1.070%), 3.42%, 01/20/31 (a)(b)		8,120	8,108,468
LCM XIV LP, Series 14A, Class AR, (3 mo. LIBOR US + 1.040%), 3.44%, 07/20/31 (a)(b)		2,970	2,960,165
LCM XX LP:
Series 20A, Class AR, (3 mo. LIBOR US + 1.040%), 3.38%, 10/20/27 (a)(b)		3,740	3,740,000
Series 20A, Class BR, (3 mo. LIBOR US + 1.550%), 3.89%, 10/20/27 (a)(b)		250	250,000
LCM XXI LP, Series 21A, Class AR, (3 mo. LIBOR US + 0.880%), 3.23%, 04/20/28 (a)(b)		3,430	3,417,403
LCM XXIV Ltd., Series 24A, Class A, (3 mo. LIBOR US + 1.310%), 3.66%, 03/20/30 (a)(b)		500	501,434
Legacy Mortgage Asset Trust, Series 2018-SL1, Class A, 4.00%, 02/25/58 (b)(e)		11,601	11,514,127
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 04/15/40 (e)		4,790	5,084,806

Security		Par (000)	Value
Lehman ABS Manufactured Housing Contract Trust: (continued)
Series 2002-A, Class C, 0.00%, 06/15/33	USD	500	$404,192
Lehman ABS Mortgage Loan Trust,
Series 2007-1, Class 2A1, (1 mo. LIBOR US + 0.090%), 2.31%, 06/25/37 (a)(b)		498	348,168
Lendmark Funding Trust, Series 2017-1A, Class A, 2.83%, 01/22/24 (b)		14,780	14,696,159
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (b)(d)		4,353	4,331,515
LoanCore Issuer Ltd., Series 2018-CRE1, Class A, (1 mo. LIBOR US + 1.130%), 3.29%, 05/15/28 (a)(b)		7,580	7,599,345
Long Beach Mortgage Loan Trust:
Series 2006-1, Class 1A, (1 mo. LIBOR US + 0.220%), 2.44%, 02/25/36 (a)		3,101	3,005,749
Series 2006-10, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.38%, 11/25/36 (a)		3,844	1,728,993
Series 2006-10, Class 2A4, (1 mo. LIBOR US + 0.220%), 2.44%, 11/25/36 (a)		2,284	1,035,530
Series 2006-2, Class 2A3, (1 mo. LIBOR US + 0.190%), 2.41%, 03/25/46 (a)		20,047	9,768,953
Series 2006-2, Class 2A4, (1 mo. LIBOR US + 0.290%), 2.51%, 03/25/46 (a)		9,255	4,537,096
Series 2006-3, Class 2A3, (1 mo. LIBOR US + 0.180%), 2.40%, 05/25/46 (a)		11,040	4,692,147
Series 2006-3, Class 2A4, (1 mo. LIBOR US + 0.270%), 2.49%, 05/25/46 (a)		1,059	454,294
Series 2006-4, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.38%, 05/25/36 (a)		11,227	5,346,835
Series 2006-4, Class 2A4, (1 mo. LIBOR US + 0.260%), 2.48%, 05/25/36 (a)		8,411	4,073,499
Series 2006-5, Class 2A3, (1 mo. LIBOR US + 0.150%), 2.37%, 06/25/36 (a)		4,151	2,412,511
Series 2006-7, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.38%, 08/25/36 (a)		6,934	3,571,179
Series 2006-8, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.38%, 09/25/36 (a)		3,110	1,281,412
Series 2006-9, Class 2A2, (1 mo. LIBOR US + 0.110%), 2.33%, 10/25/36 (a)		1,646	711,451
Series 2006-9, Class 2A3, (1 mo. LIBOR US + 0.160%), 2.38%, 10/25/36 (a)		10,481	4,554,407
Series 2006-9, Class 2A4, (1 mo. LIBOR US + 0.230%), 2.45%, 10/25/36 (a)		1,657	725,079
Madison Avenue Manufactured Housing Contract Trust, Series 2002-A, Class B2, (1 mo. LIBOR US + 3.250%), 5.47%, 03/25/32 (a)		1,510	1,540,370
Madison Park Funding XI Ltd., Series 2013-11A, Class AR, (3 mo. LIBOR US + 1.160%), 3.51%, 07/23/29 (a)(b)		1,000	1,000,658
Madison Park Funding XIII Ltd., Series 2014-13A, Class AR2, (3 mo. LIBOR US + 0.950%), 3.29%, 04/19/30 (a)(b)		4,540	4,533,534
Madison Park Funding XIV Ltd., Series 2014-14A, Class A2R, (3 mo. LIBOR US + 1.120%), 3.47%, 07/20/26 (a)(b)		26,018	26,017,956
Madison Park Funding XVIII Ltd., Series 2015-18A, Class A1R, (3 mo. LIBOR US + 1.190%), 3.54%, 10/21/30 (a)(b)		14,970	14,981,242
Madison Park Funding XXIII Ltd., Series 2017-23A, Class A, (3 mo. LIBOR US + 1.210%), 3.55%, 07/27/30 (a)(b)		250	250,178

56	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Madison Park Funding XXVI Ltd., Series 2017-26A, Class AR, (3 mo. LIBOR US + 1.200%), 3.54%, 07/29/30 (a)(b)	USD	14,080	$14,091,278
Marathon CRE Ltd., Series 2018-FL1, Class A, (1 mo. LIBOR US + 1.150%), 3.31%, 06/15/28 (a)(b)		1,780	1,782,252
Marble Point CLO XI Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.180%), 3.51%, 12/18/30 (a)(b)		2,500	2,495,420
MASTR Asset-Backed Securities Trust:
Series 2006-AM2, Class A4, (1 mo. LIBOR US + 0.260%), 2.48%, 06/25/36 (a)(b)		2,007	1,589,724
Series 2006-HE2, Class A3, (1 mo. LIBOR US + 0.150%), 2.37%, 06/25/36 (a)		6,237	3,551,027
Series 2007-HE1, Class A4, (1 mo. LIBOR US + 0.280%), 2.50%, 05/25/37 (a)		1,318	1,107,099
MASTR Specialized Loan Trust, Series 2006-3, Class A, (1 mo. LIBOR US + 0.260%), 2.48%, 06/25/46 (a)(b)		636	597,872
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, (1 mo. LIBOR US + 0.240%), 2.46%, 05/25/37 (a)		2,153	1,493,087
Merrill Lynch Mortgage Investors Trust:
Series 2006-OPT1, Class M1, (1 mo. LIBOR US + 0.260%), 2.48%, 08/25/37 (a)		459	156,888
Series 2006-RM3, Class A2B, (1 mo. LIBOR US + 0.090%), 2.31%, 06/25/37 (a)		974	311,322
MidOcean Credit CLO III, Series 2014-3A, Class A3A2, (3 mo. LIBOR US + 0.970%), 3.02%, 04/21/31 (a)(b)		2,020	2,001,751
Morgan Stanley ABS Capital I, Inc. Trust:
Series 2005-HE1, Class A2MZ, (1 mo. LIBOR US + 0.600%), 2.82%, 12/25/34 (a)		820	799,443
Series 2005-HE5, Class M4, (1 mo. LIBOR US + 0.870%), 3.09%, 09/25/35 (a)		4,216	1,890,973
Series 2007-NC1, Class A1, (1 mo. LIBOR US + 0.130%), 2.35%, 11/25/36 (a)		14,023	8,682,591
Morgan Stanley Mortgage Loan Trust, Series 2007-9SL, Class A, (1 mo. LIBOR US + 0.320%), 2.54%, 07/25/37 (a)		1,477	1,396,507
Mountain Hawk II CLO Ltd., Series 2013-2A, Class BR, (3 mo. LIBOR US + 1.600%), 3.95%, 07/20/24 (a)(b)		4,047	4,047,110
MP CLO III Ltd., Series 2013-1A, Class AR, (3 mo. LIBOR US + 1.250%), 3.60%, 10/20/30 (a)(b)		2,820	2,823,577
MP CLO VII Ltd., Series 2015-1A, Class ARR, (3 mo. LIBOR US + 1.080%), 3.23%, 10/18/28 (a)(b)		3,620	3,619,208
MP CLO VIII Ltd.:
Series 2015-2A, Class AR, (3 mo. LIBOR US + 0.910%), 3.25%, 10/28/27 (a)(b)		5,910	5,893,787
Series 2015-2A, Class BR, (3 mo. LIBOR US + 1.420%), 3.76%, 10/28/27 (a)(b)		3,250	3,236,050
Nationstar Home Equity Loan Trust, Series 2007-C, Class 2AV3, (1 mo. LIBOR US + 0.180%), 2.40%, 06/25/37 (a)		305	303,233
Navient Private Education Loan Trust:
Series 2014-AA, Class B, 3.50%, 08/15/44 (b)		6,000	5,775,109

Security		Par (000)	Value
Navient Private Education Loan Trust: (continued)
Series 2014-CTA, Class B, (1 mo. LIBOR US + 1.750%), 3.91%, 10/17/44 (a)(b)	USD	8,550	$8,671,850
Series 2016-AA, Class B, 3.50%, 12/16/58 (b)(e)		2,040	1,969,820
Neuberger Berman CLO XVI-S Ltd., Series 2017-16SA, Class A, (3 mo. LIBOR US + 0.850%), 3.19%, 01/15/28 (a)(b)		1,200	1,194,542
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class AR, (3 mo. LIBOR US + 0.800%), 3.14%, 01/15/28 (a)(b)		1,000	996,039
Neuberger Berman Loan Advisers CLO Ltd., Series 2017-26A, Class A, (3 mo. LIBOR US + 1.170%), 3.50%, 10/18/30 (a)(b)		5,520	5,526,529
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-S5, Class A1, (1 mo. LIBOR US + 0.400%), 2.62%, 10/25/36 (a)(b)		359	320,675
Northwoods Capital XVII Ltd., Series 2018-17A, Class A, (3 mo. LIBOR US + 1.060%), 3.31%, 04/22/31 (a)(b)		10,850	10,793,352
Oaktree CLO Ltd., Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.870%), 3.22%, 10/20/27 (a)(b)		500	498,455
Oakwood Mortgage Investors, Inc.:
Series 2001-D, Class A2, 5.26%, 01/15/19 (e)		837	639,975
Series 2001-D, Class A4, 6.93%, 09/15/31 (e)		532	461,501
Series 2002-B, Class M1, 7.62%, 06/15/32 (e)		4,492	3,754,135
OCP CLO Ltd.:
Series 2014-5A, Class A1R, (3 mo. LIBOR US + 1.080%), 3.41%, 04/26/31 (a)(b)		660	656,527
Series 2015-10A, Class A1R, (3 mo. LIBOR US + 0.820%), 3.15%, 10/26/27 (a)(b)		820	815,902
Series 2015-10A, Class BR, (3 mo. LIBOR US + 1.850%), 4.18%, 10/26/27 (a)(b)		1,120	1,110,187
Series 2015-8A, Class A1R, (3 mo. LIBOR US + 0.850%), 3.19%, 04/17/27 (a)(b)		5,725	5,705,209
Series 2016-12A, Class A1, (3 mo. LIBOR US + 1.570%), 3.90%, 10/18/28 (a)(b)		1,350	1,349,976
Series 2017-13A, Class A1A, (3 mo. LIBOR US + 1.260%), 3.60%, 07/15/30 (a)(b)		9,170	9,170,094
Series 2017-14A, Class B, (3 mo. LIBOR US + 1.950%), 4.27%, 11/20/30 (a)(b)		500	490,926
OCP Euro CLO DAC:
Series 2017-2X, Class B, (3 mo. EURIBOR + 1.350%), 1.35%, 01/15/32 (a)	EUR	750	857,659
Series 2017-2X, Class E, (3 mo. EURIBOR + 5.000%), 5.00%, 01/15/32 (a)		447	501,941
Series 2017-2X, Class F, (3 mo. EURIBOR + 6.400%), 6.40%, 01/15/32 (a)		300	320,788
OCP Euro DAC, Series 2017-1X, Class E, (3 mo. EURIBOR + 5.350%), 5.35%, 06/18/30 (a)		200	229,404
Octagon Investment Partners 18-R Ltd., Series 2018-18A, Class A1A, (3 mo. LIBOR US + 0.960%), 3.30%, 04/16/31 (a)(b)	USD	7,300	7,244,674

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	57

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Octagon Investment Partners 24 Ltd.:
Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.900%), 3.21%, 05/21/27 (a)(b)	USD	13,710	$13,708,783
Series 2015-1A, Class A2AR, (3 mo. LIBOR US + 1.350%), 3.66%, 05/21/27 (a)(b)		9,100	9,063,943
Octagon Investment Partners 33 Ltd., Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.190%), 3.54%, 01/20/31 (a)(b)		1,310	1,309,866
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.100%), 3.44%, 04/15/26 (a)(b)		2,436	2,436,003
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.020%), 3.36%, 07/17/30 (a)(b)		5,945	5,916,403
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A1R2, (3 mo. LIBOR US + 1.000%), 3.34%, 01/25/31 (a)(b)		7,240	7,202,731
Octagon Investment Partners XXIII Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.850%), 4.19%, 07/15/27 (a)(b)		1,380	1,371,286
OFSI Fund VI Ltd., Series 2014-6A, Class A2R, (3 mo. LIBOR US + 1.130%), 3.47%, 03/20/25 (a)(b)		11,430	11,403,125
OHA Credit Partners IX Ltd., Series 2013-9A, Class DR, (3 mo. LIBOR US + 1.010%), 3.36%, 10/20/25 (a)(b)		309	309,206
OHA Loan Funding Ltd., Series 2013-2A, Class AR, (3 mo. LIBOR US + 1.040%), 3.35%, 05/23/31 (a)(b)		5,315	5,285,500
OneMain Financial Issuance Trust:
Series 2015-1A, Class C, 5.12%, 03/18/26 (b)		1,536	1,555,565
Series 2015-2A, Class C, 4.32%, 07/18/25 (b)		4,830	4,849,893
Series 2016-2A, Class A, 4.10%, 03/20/28 (b)		1,467	1,475,070
Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class A2, (1 mo. LIBOR US + 0.640%), 2.86%, 07/25/33 (a)		977	968,053
Option One Mortgage Loan Trust:
Series 2006-3, Class 1A1, (1 mo. LIBOR US + 0.140%), 2.36%, 02/25/37 (a)		1,397	1,037,774
Series 2007-CP1, Class 2A3, (1 mo. LIBOR US + 0.210%), 2.43%, 03/25/37 (a)		2,360	1,615,804
Series 2007-FXD1, Class 1A1, 5.87%, 01/25/37 (c)		3,199	3,001,810
Series 2007-FXD1, Class 2A1, 5.87%, 01/25/37 (c)		8,427	7,925,920
Series 2007-FXD2, Class 1A1, 5.82%, 03/25/37 (c)		13,512	13,278,557
Origen Manufactured Housing Contract Trust:
Series 2001-A, Class M1, 7.82%, 03/15/32 (e)		1,548	1,524,033
Series 2007-B, Class A1, (1 mo. LIBOR US + 1.200%), 3.36%, 10/15/37 (a)(b)		2,696	2,711,945
Ownit Mortgage Loan Trust Series, Series 2006-2, Class A2C, 6.00%, 01/25/37 (c)		1,990	1,831,271
OZLM Funding IV Ltd.:
Series 2013-4A, Class A1R, (3 mo. LIBOR US + 1.250%), 3.60%, 10/22/30 (a)(b)		13,035	13,051,944

Security		Par (000)	Value
OZLM Funding IV Ltd.: (continued)
Series 2013-4A, Class A2R, (3 mo. LIBOR US + 1.700%), 4.05%, 10/22/30 (a)(b)	USD	2,120	$2,122,173
OZLM IX Ltd., Series 2014-9A, Class CR, (3 mo. LIBOR US + 3.550%), 5.90%, 01/20/27 (a)(b)		4,360	4,364,460
OZLM VIII Ltd.:
Series 2014-8A, Class A1AR, (3 mo. LIBOR US + 1.130%), 3.47%, 10/17/26 (a)(b)		3,370	3,369,877
Series 2014-8A, Class BR, (3 mo. LIBOR US + 2.250%), 4.59%, 10/17/26 (a)(b)		1,160	1,160,807
OZLM XI Ltd., Series 2015-11A, Class A1R, (3 mo. LIBOR US + 1.250%), 3.59%, 10/30/30 (a)(b)		9,443	9,452,583
OZLM XIV Ltd., Series 2015-14A, Class A2AR, (3 mo. LIBOR US + 1.700%), 4.04%, 01/15/29 (a)(b)		4,770	4,778,230
OZLM XIX Ltd., Series 2017-19A, Class A1, (3 mo. LIBOR US + 1.220%), 3.56%, 11/22/30 (a)(b)		2,160	2,162,700
OZLM XV Ltd.:
Series 2016-15A, Class A1, (3 mo. LIBOR US + 1.490%), 3.84%, 01/20/29 (a)(b)		4,740	4,746,893
Series 2016-15A, Class A2A, (3 mo. LIBOR US + 2.100%), 4.45%, 01/20/29 (a)(b)		1,940	1,944,982
OZLM XXI Ltd., Series 2017-21A, Class B, (3 mo. LIBOR US + 1.900%), 4.25%, 01/20/31 (a)(b)		930	928,631
OZLME BV, Series 1X, Class E, (3 mo. EURIBOR + 6.450%), 6.45%, 01/18/30 (a)	EUR	475	555,809
OZLME II DAC, Series 2X, Class E, (3 mo. EURIBOR + 4.900%), 4.90%, 10/15/30 (a)		422	471,237
OZLME III DAC:
Series 3X, Class E, (3 mo. EURIBOR + 4.800%), 4.80%, 08/24/30 (a)		900	1,001,349
Series 3X, Class SUB, 0.00%, 08/24/30 (e)		1,500	1,540,795
OZLME IV DAC, Series 4X, Class B, (3 mo. EURIBOR + 1.350%), 1.35%, 07/27/32 (a)		1,440	1,645,107
Palmer Square CLO Ltd.:
Series 2013-2A, Class A1AR, (3 mo. LIBOR US + 1.220%), 3.56%, 10/17/27 (a)(b)	USD	2,280	2,279,960
Series 2013-2A, Class BR, (3 mo. LIBOR US + 2.250%), 4.59%, 10/17/27 (a)(b)		890	890,284
Series 2014-1A, Class A1R2, (3 mo. LIBOR US + 1.130%), 3.47%, 01/17/31 (a)(b)		4,548	4,540,712
Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.030%), 3.21%, 04/18/31 (a)(b)		3,360	3,341,078
Series 2018-3A, Class A2, (3 mo. LIBOR US + 1.350%), 3.69%, 08/15/26 (a)(b)		3,323	3,300,871
Palmer Square Loan Funding Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 0.740%), 3.08%, 10/15/25 (a)(b)		8,500	8,467,188
Series 2017-1A, Class A2, (3 mo. LIBOR US + 1.300%), 3.64%, 10/15/25 (a)(b)		6,400	6,402,797
Series 2018-4A, Class A1, (3 mo. LIBOR US + 0.900%), 0.00%, 11/15/26 (a)(b)(d)		5,670	5,670,000
Parallel Ltd.:
Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.850%), 3.20%, 07/20/27 (a)(b)		3,990	3,972,722
Series 2015-1A, Class C1R, (3 mo. LIBOR US + 1.750%), 4.10%, 07/20/27 (a)(b)		1,150	1,134,353

58	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Park Avenue Institutional Advisers CLO Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.220%), 3.54%, 11/14/29 (a)(b)	USD	6,970	$6,977,881
Series 2017-1A, Class A2, (3 mo. LIBOR US + 1.700%), 4.02%, 11/14/29 (a)(b)		2,940	2,938,082
Preston Ridge Partners Mortgage LLC, Series 2017-1A, Class A1, 4.25%, 01/25/22 (b)(c)		304	304,232
Pretium Mortgage Credit Partners I LLC, Series 2017-NPL2, Class A1, 3.25%, 03/28/57 (b)(c)		2,909	2,894,182
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 06/12/32 (b)		1,720	1,695,785
Series 2015-SFR3, Class F, 6.64%, 11/12/32 (b)		500	516,098
Series 2016-SFR2, Class E, (1 mo. LIBOR US + 3.550%), 5.71%, 01/17/34 (a)(b)		1,590	1,602,004
Series 2017-SFR1, Class A, 2.77%, 08/17/34 (b)		2,642	2,546,496
Series 2017-SFR1, Class D, 3.57%, 08/17/22 (b)		330	321,152
Series 2017-SFR1, Class E, 4.26%, 08/17/22 (b)		500	493,127
Series 2018-SFR1, Class E, 4.38%, 03/17/35 (b)		800	789,203
Series 2018-SFR1, Class F, 4.78%, 03/17/35 (b)		1,620	1,595,253
Series 2018-SFR2, Class E, 4.66%, 08/17/35 (b)		870	866,241
Series 2018-SFR2, Class F, 4.95%, 08/17/35 (b)		1,030	1,020,780
Race Point IX CLO Ltd., Series 2015-9A, Class A1AR, (3 mo. LIBOR US + 1.210%), 3.55%, 10/15/30 (a)(b)		3,730	3,733,162
Race Point X CLO Ltd., Series 2016-10A, Class A1R, (3 mo. LIBOR US + 1.100%), 3.44%, 07/25/31 (a)(b)		5,550	5,546,498
RAMP Trust:
Series 2006-RS6, Class A4, (1 mo. LIBOR US + 0.270%), 2.49%, 11/25/36 (a)		6,868	5,784,421
Series 2007-RS1, Class A3, (1 mo. LIBOR US + 0.170%), 2.39%, 02/25/37 (a)		2,196	1,187,116
Rockford Tower CLO Ltd.:
Series 2017-1A, Class A, (3 mo. LIBOR US + 1.370%), 3.71%, 04/15/29 (a)(b)		9,130	9,146,435
Series 2017-1A, Class B, (3 mo. LIBOR US + 1.800%), 4.14%, 04/15/29 (a)(b)		3,870	3,871,837
Series 2017-2A, Class B, (3 mo. LIBOR US + 1.750%), 4.09%, 10/15/29 (a)(b)		6,049	6,048,368
Series 2017-2A, Class C, (3 mo. LIBOR US + 2.300%), 4.64%, 10/15/29 (a)(b)		940	947,640
Series 2017-3A, Class A, (3 mo. LIBOR US + 1.190%), 3.54%, 10/20/30 (a)(b)		8,720	8,723,653
Romark WM-R Ltd., Series 2018-1A, Class A1, (3 mo. LIBOR US + 1.030%), 3.38%, 04/20/31 (a)(b)		2,910	2,892,926
RR 3 Ltd., Series 2018-3A, Class A1R2, (3 mo. LIBOR US + 1.090%), 3.43%, 01/15/30 (a)(b)		13,785	13,765,192
SACO I Trust, Series 2006-9, Class A1, (1 mo. LIBOR US + 0.300%), 2.52%, 08/25/36 (a)		543	529,068
Saxon Asset Securities Trust, Series 2007-1, Class M1, (1 mo. LIBOR US + 0.290%), 2.51%, 01/25/47 (a)		1,814	1,125,181

Security		Par (000)	Value
Securitized Asset-Backed Receivables LLC Trust:
Series 2006-WM4, Class A1, (1 mo. LIBOR US + 0.190%), 2.41%, 11/25/36 (a)(b)	USD	3,010	$1,846,590
Series 2006-WM4, Class A2A, (1 mo. LIBOR US + 0.080%), 2.30%, 11/25/36 (a)		1,439	590,457
Series 2006-WM4, Class A2C, (1 mo. LIBOR US + 0.160%), 2.38%, 11/25/36 (a)		4,312	1,781,444
Security National Mortgage Loan Trust, Series 2007-1A, Class 2A, (1 mo. LIBOR US + 0.350%), 2.57%, 04/25/37 (a)(b)		970	955,538
SG Mortgage Securities Trust, Series 2006-FRE2, Class A2C, (1 mo. LIBOR US + 0.160%), 2.38%, 07/25/36 (a)		1,003	342,633
Shackleton CLO Ltd., Series 2013-3A, Class AR, (3 mo. LIBOR US + 1.120%), 3.46%, 07/15/30 (a)(b)		3,690	3,675,216
Silver Creek CLO Ltd.:
Series 2014-1A, Class AR, (3 mo. LIBOR US + 1.240%), 3.59%, 07/20/30 (a)(b)		3,920	3,924,228
Series 2014-1A, Class CR, (3 mo. LIBOR US + 2.300%), 4.65%, 07/20/30 (a)(b)		500	500,737
SLM Private Credit Student Loan Trust:
Series 2004-A, Class A3, (3 mo. LIBOR US + 0.400%), 2.73%, 06/15/33 (a)		2,701	2,673,287
Series 2004-B, Class A3, (3 mo. LIBOR US + 0.330%), 2.66%, 03/15/24 (a)		12,337	12,325,273
Series 2006-B, Class A5, (3 mo. LIBOR US + 0.270%), 2.60%, 12/15/39 (a)		656	645,737
SLM Private Education Loan Trust:
Series 2013-A, Class B, 2.50%, 03/15/47 (b)		620	615,839
Series 2013-B, Class B, 3.00%, 05/16/44 (b)		2,095	2,084,409
Series 2013-C, Class A2B, (1 mo. LIBOR US + 1.400%), 3.56%, 10/15/31 (a)(b)		173	174,275
SMB Private Education Loan Trust, Series 2015-B, Class B, 3.50%, 12/17/40 (b)		2,480	2,413,832
Sound Point CLO II Ltd., Series 2013-1A, Class A1R, (3 mo. LIBOR US + 1.070%), 3.40%, 01/26/31 (a)(b)		500	498,280
Sound Point CLO VII Ltd., Series 2014-3A, Class AR, (3 mo. LIBOR US + 1.300%), 3.65%, 01/23/27 (a)(b)		6,225	6,224,942
Sound Point CLO XI Ltd., Series 2016-1A, Class A, (3 mo. LIBOR US + 1.650%), 4.00%, 07/20/28 (a)(b)		5,730	5,732,859
Sound Point CLO XII Ltd., Series 2016-2A, Class A, (3 mo. LIBOR US + 1.660%), 4.01%, 10/20/28 (a)(b)		3,010	3,011,429
Sound Point CLO XIV Ltd.:
Series 2016-3A, Class A, (3 mo. LIBOR US + 1.530%), 3.88%, 01/23/29 (a)(b)		7,330	7,341,188
Series 2016-3A, Class C, (3 mo. LIBOR US + 2.650%), 5.00%, 01/23/29 (a)(b)		1,000	1,003,228
Sound Point CLO XV Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.390%), 3.74%, 01/23/29 (a)(b)		1,240	1,242,384
Sound Point CLO XVIII Ltd., Series 2017-4A, Class B, (3 mo. LIBOR US + 1.800%), 4.15%, 01/20/31 (a)(b)		500	492,501

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	59

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, (1 mo. LIBOR US + 0.800%), 3.01%, 01/25/35 (a)	USD	62	$58,436
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 04/25/29 (b)		7,618	7,584,484
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (b)		3,952	3,940,852
Stanwich Mortgage Loan Co. LLC:
Series 2016-NPL2, Class NOTE, 3.72%, 08/16/46 (b)(c)(d)		2,724	2,707,192
Series 2017-NPB1, Class A1, 3.60%, 05/17/22 (b)(c)(d)		11,648	11,595,703
Steele Creek CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.250%), 3.59%, 01/15/30 (a)(b)		4,140	4,142,920
Stewart Park CLO Ltd., Series 2015-1A, Class CR, (3 mo. LIBOR US + 1.800%), 4.14%, 01/15/30 (a)(b)		1,630	1,608,244
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL2, Class A, 3.36%, 01/25/31 (b)		391	385,749
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, (1 mo. LIBOR US + 0.300%), 2.52%, 01/25/35 (a)		662	648,447
Symphony CLO VIII LP, Series 2012-8A, Class CR, (3 mo. LIBOR US + 3.050%), 5.39%, 01/09/23 (a)(b)		750	749,981
Symphony CLO XII Ltd., Series 2013-12A, Class AR, (3 mo. LIBOR US + 1.030%), 3.37%, 10/15/25 (a)(b)		2,930	2,929,470
Symphony CLO XIX Ltd., Series 2018-19A, Class A, (3 mo. LIBOR US + 0.960%), 3.30%, 04/16/31 (a)(b)		2,670	2,651,082
Symphony CLO XVII Ltd., Series 2016-17A, Class AR, (3 mo. LIBOR US + 0.880%), 3.22%, 04/15/28 (a)(b)		3,620	3,607,982
TCI-Flatiron CLO Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.200%), 3.51%, 11/17/30 (a)(b)		3,290	3,294,008
THL Credit Wind River CLO Ltd.:
Series 2014-3A, Class AR, (3 mo. LIBOR US + 1.100%), 3.45%, 01/22/27 (a)(b)		1,000	1,000,051
Series 2016-1A, Class AR, (3 mo. LIBOR US + 1.050%), 3.40%, 07/15/28 (a)		4,880	4,879,067
TIAA CLO II Ltd., Series 2017-1A, Class A, (3 mo. LIBOR US + 1.280%), 3.63%, 04/20/29 (a)(b)		2,340	2,343,078
TIAA CLO III Ltd., Series 2017-2A, Class A, (3 mo. LIBOR US + 1.150%), 3.49%, 01/16/31 (a)(b)		1,717	1,714,205
TICP CLO I Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 0.800%), 3.15%, 07/20/27 (a)(b)		1,000	995,485
Treman Park CLO Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.370%), 3.72%, 04/20/27 (a)(b)		3,200	3,203,013
Tricon American Homes Trust:
Series 2017-SFR2, Class F, 5.10%, 01/17/36 (b)		2,010	2,023,964
Series 2018-SFR1, Class E, 4.56%, 05/17/37 (b)		890	874,884

Security		Par (000)	Value
Tricon American Homes Trust: (continued)
Series 2018-SFR1, Class F, 4.96%, 05/17/37 (b)	USD	610	$601,450
Venture CLO Ltd., Series 2018-32A, Class A2A, (3 mo. LIBOR US + 1.070%), 3.40%, 07/15/31 (a)(b)		1,480	1,473,802
Venture XIX CLO Ltd.:
Series 2014-19A, Class AR, (3 mo. LIBOR US + 1.370%), 3.71%, 01/15/27 (a)(b)		1,020	1,020,333
Series 2014-19A, Class BR, (3 mo. LIBOR US + 2.000%), 4.34%, 01/15/27 (a)(b)		1,800	1,800,613
Venture XVIII CLO Ltd., Series 2014-18A, Class AR, (3 mo. LIBOR US + 1.220%), 3.56%, 10/15/29 (a)(b)		9,820	9,820,238
Vibrant CLO III Ltd.:
Series 2015-3A, Class A1R, (3 mo. LIBOR US + 1.480%), 3.83%, 04/20/26 (a)(b)		1,390	1,389,772
Series 2015-3A, Class A2R, (3 mo. LIBOR US + 2.050%), 4.40%, 04/20/26 (a)(b)		710	709,847
Vibrant CLO V Ltd., Series 2016-5A, Class A, (3 mo. LIBOR US + 1.550%), 3.90%, 01/20/29 (a)(b)		2,480	2,488,342
Vibrant CLO VII Ltd., Series 2017-7A, Class A1, (3 mo. LIBOR US + 1.270%), 3.62%, 09/15/30 (a)(b)		1,750	1,750,608
Voya CLO Ltd.:
Series 2013-2A, Class A1R, (3 mo. LIBOR US + 0.970%), 3.31%, 04/25/31 (a)(b)		1,815	1,802,340
Series 2014-3A, Class A1R, (3 mo. LIBOR US + 0.720%), 3.06%, 07/25/26 (a)(b)		2,480	2,469,503
Series 2015-1A, Class A1R, (3 mo. LIBOR US + 0.900%), 3.23%, 01/18/29 (a)(b)		500	498,354
Series 2017-4A, Class A1, (3 mo. LIBOR US + 1.130%), 3.47%, 10/15/30 (a)(b)		6,640	6,641,307
Voya Euro CLO I DAC, Series 1X, Class SUB, 0.00%, 10/15/30 (e)	EUR	844	993,294
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, (1 mo. LIBOR US + 0.130%), 2.35%, 07/25/37 (a)(b)	USD	2,081	2,022,550
WaMu Asset-Backed Certificates Trust:
Series 2007-HE2, Class 2A3, (1 mo. LIBOR US + 0.250%), 2.47%, 04/25/37 (a)		10,079	5,418,509
Series 2007-HE2, Class 2A4, (1 mo. LIBOR US + 0.360%), 2.58%, 04/25/37 (a)		1,083	587,441
Washington Mutual Asset-Backed Certificates Trust:
Series 2006-HE4, Class 2A2, (1 mo. LIBOR US + 0.180%), 2.40%, 09/25/36 (a)		5,409	2,697,006
Series 2006-HE5, Class 1A, (1 mo. LIBOR US + 0.160%), 2.37%, 10/25/36 (a)		2,261	1,950,837
Series 2007-HE2, Class 2A2, (1 mo. LIBOR US + 0.220%), 2.44%, 02/25/37 (a)		5,665	2,574,723
Wellfleet CLO Ltd.:
Series 2017-1A, Class A1, (3 mo. LIBOR US + 1.320%), 3.67%, 04/20/29 (a)(b)		2,160	2,163,359
Series 2017-3A, Class A1, (3 mo. LIBOR US + 1.150%), 3.49%, 01/17/31 (a)(b)		1,722	1,719,139

60	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Wellfleet CLO Ltd.: (continued)
Series 2017-3A, Class B, (3 mo. LIBOR US + 1.950%), 4.29%, 01/17/31 (a)(b)	USD	750	$741,228
West CLO Ltd., Series 2013-1A, Class A1AR, (3 mo. LIBOR US + 1.160%), 3.50%, 11/07/25 (a)(b)		4,534	4,534,257
World Financial Network Credit Card Master Trust:
Series 2012-C, Class B, 3.57%, 08/15/22		3,000	3,001,211
Series 2012-C, Class C, 4.55%, 08/15/22		5,030	5,032,922
Series 2012-D, Class B, 3.34%, 04/17/23		3,551	3,553,384
Yale Mortgage Loan Trust, Series 2007-1, Class A, (1 mo. LIBOR US + 0.400%), 2.62%, 06/25/37 (a)(b)		2,613	1,138,596
York CLO-2 Ltd., Series 2015-1A, Class AR, (3 mo. LIBOR US + 1.150%), 3.50%, 01/22/31 (a)(b)		5,080	5,075,035
York CLO-3 Ltd., Series 2016-1A, Class BR, (3 mo. LIBOR US + 1.750%), 4.10%, 10/20/29 (a)(b)		2,480	2,479,748

Total Asset-Backed Securities — 12.1% (Cost: $1,587,880,868)			1,575,500,444

		Shares
Common Stocks — 0.3%

Banks — 0.0%
Intesa Sanpaolo SpA		118,857	302,839

Biotechnology — 0.0%
Elanco Animal Health, Inc. (f)		536	18,701

Diversified Financial Services — 0.1%
Concrete Investment I SCA (d)(f)(g)		11,296	218,040
Concrete Investment I SCA (d)(f)		11,296	—
Concrete Investment II SCA (d)(f)(g)		12,471	—
Leisure Acquisition Corp. (f)		52,528	533,159
Pure Acquisition Corp. (f)		41,254	425,329
Pure Acquisition Corp. (f)		20,338	197,380
Sentinel Energy Services, Inc. (f)		489,238	4,985,335

			6,359,243
Diversified Telecommunication Services — 0.0%
Telecom Italia SpA (f)		707,501	427,672

Energy Equipment & Services — 0.0%
Liberty Oilfield Services, Inc., Class A (h)(i)		156,937	3,385,131
Vantage Drilling Co. (f)		311,000	3,701

			3,388,832
Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Corp. (f)(h)		498,953	5,114,268
Golden Entertainment, Inc. (f)		31,355	752,834
Scientific Games Corp. (f)		22,338	567,385

			6,434,487
Household Durables — 0.0%
DR Horton, Inc. (f)		24,806	1,046,317
William Lyon Homes, Class A (f)		48,038	763,324

			1,809,641
Independent Power and Renewable Electricity Producers — 0.0%
Vistra Energy Corp. (f)		51,802	1,288,834

IT Services — 0.0%
Eventbrite, Inc., Class A (f)(h)		167	6,341
Everi Holdings, Inc. (f)(i)		35,931	329,487

			335,828

Security		Shares	Value
Media — 0.0%
Altice Europe NV (f)		157,729	$425,411
Altice USA, Inc., Class A		233,860	4,242,220

			4,667,631
Metals & Mining — 0.0%
Northern Graphite Corp. (f)		99,612	20,437

Oil, Gas & Consumable Fuels — 0.1%
Bumi Resources Tbk PT (f)		16,623,092	240,857
CVR Energy, Inc.		12,346	496,556
Delek US Holdings, Inc.		23,741	1,007,331
Energen Corp. (f)(i)		48,006	4,136,677
Kimbell Royalty Partners LP		13,160	258,199
Sunoco LP (i)		99,210	2,931,656

			9,071,276
Real Estate Management & Development — 0.0%
Aroundtown SA (f)		178,653	1,591,646

Total Common Stocks — 0.3% (Cost: $36,428,659)			35,717,067

		Par (000)
Corporate Bonds — 33.3%

Aerospace & Defense — 0.9%
Arconic, Inc.:
6.15%, 08/15/20	USD	4,400	4,565,000
5.40%, 04/15/21		312	320,970
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (b)		1,372	1,353,713
4.75%, 10/07/44 (b)		259	263,243
General Dynamics Corp., 3.75%, 05/15/28		10,090	10,129,654
L3 Technologies, Inc.:
3.85%, 06/15/23		6,230	6,237,755
3.85%, 12/15/26		6,460	6,214,577
4.40%, 06/15/28		1,200	1,196,486
Leonardo U.S. Holdings, Inc., 6.25%, 01/15/40 (b)		117	122,265
Lockheed Martin Corp.:
2.90%, 03/01/25		2,570	2,457,702
3.55%, 01/15/26		1,596	1,577,288
3.60%, 03/01/35		7,134	6,673,248
4.50%, 05/15/36		632	658,776
4.07%, 12/15/42		4,780	4,646,364
3.80%, 03/01/45		2,555	2,390,850
4.70%, 05/15/46		6,865	7,318,417
4.09%, 09/15/52		2,073	1,973,575
Northrop Grumman Corp.:
2.55%, 10/15/22		6,580	6,343,865
2.93%, 01/15/25		10,230	9,718,076
3.25%, 01/15/28		10,733	10,092,476
3.85%, 04/15/45		2,310	2,098,883
4.03%, 10/15/47		5,035	4,721,747
Raytheon Co., 7.20%, 08/15/27		1,890	2,359,499
TransDigm, Inc., 5.50%, 10/15/20		770	770,963
United Technologies Corp.: (3 mo. EURIBOR + 0.200%), 0.00%, 05/18/20 (a)	EUR	800	930,489
4.13%, 11/16/28	USD	16,410	16,297,925
4.15%, 05/15/45		2,411	2,241,948
4.05%, 05/04/47		7,250	6,626,665
4.63%, 11/16/48		3,020	3,036,818

			123,339,237
Air Freight & Logistics — 0.1%
Deutsche Post AG, 1.88%, 12/11/20	EUR	621	749,862

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	61

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Air Freight & Logistics (continued)
FedEx Corp.:
4.90%, 01/15/34	USD	2,970	$3,148,658
3.90%, 02/01/35		5,324	5,012,668
4.05%, 02/15/48		8,260	7,495,363
WFS Global Holding SAS, 9.50%, 07/15/22	EUR	300	364,860

			16,771,411
Airlines — 0.5%
American Airlines 2015-2 Class B Pass Through Trust, 4.40%, 09/22/23	USD	2,935	2,927,456
American Airlines Group, Inc.:
5.50%, 10/01/19 (b)		312	316,290
4.63%, 03/01/20 (b)		3,144	3,155,790
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 05/01/27		7,707	7,417,635
ANA Holdings, Inc.:
0.00%, 09/16/22 (j)(k)	JPY	10,000	89,113
0.00%, 09/19/24 (j)(k)		60,000	535,337
Avianca Holdings SA/Avianca Leasing LLC/Grupo Taca Holdings Ltd., 8.38%, 05/10/20	USD	1,761	1,756,598
Delta Air Lines, Inc.:
2.88%, 03/13/20		26,462	26,247,906
2.60%, 12/04/20		10,240	10,016,694
3.40%, 04/19/21		945	939,177
3.63%, 03/15/22		2,501	2,469,710
Gol Finance, Inc., 7.00%, 01/31/25 (b)		4,480	3,623,200
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 03/15/27 (b)		1,562	1,413,879
United Airlines Pass-Through Trust:
Series 2014-1, Class B, 4.75%, 10/11/23		383	383,640
Series 2018-1, Class B, 4.60%, 03/01/26		2,300	2,295,476

			63,587,901
Auto Components — 0.3%
Adient Global Holdings Ltd., 3.50%, 08/15/24	EUR	2,700	2,917,589
Adler Pelzer Holding GmbH, 4.13%, 04/01/24		100	116,238
Aptiv PLC:
4.25%, 01/15/26	USD	6,062	6,024,093
4.40%, 10/01/46		3,304	2,966,108
Federal-Mogul LLC/Federal-Mogul Financing Corp., 5.00%, 07/15/24	EUR	2,470	3,051,043
GKN Holdings PLC, 3.38%, 05/12/32	GBP	4,800	6,162,509
IHO Verwaltungs GmbH, 3.75% (3.75% Cash or 4.50% PIK), 09/15/26 (l)	EUR	1,580	1,892,702
Mahle GmbH, 2.50%, 05/14/21		300	362,736
ZF North America Capital, Inc., 4.75%, 04/29/25 (b)	USD	11,192	11,188,799

			34,681,817
Automobiles — 0.4%
Daimler AG:
0.50%, 09/09/19	EUR	720	840,739
0.25%, 05/11/20		930	1,084,233
Daimler Finance North America LLC:
3.10%, 05/04/20 (b)	USD	10,030	9,999,531
2.30%, 02/12/21 (b)		9,320	9,076,938
3.35%, 05/04/21 (b)		12,800	12,743,230
Daimler International Finance BV, 1.50%, 02/09/27	EUR	1,000	1,157,322
Fiat Chrysler Automobiles NV, 4.50%, 04/15/20	USD	336	337,680
General Motors Co.:
6.25%, 10/02/43		1,070	1,097,207
6.75%, 04/01/46		1,600	1,731,847
5.40%, 04/01/48		1,280	1,194,828
Jaguar Land Rover Automotive PLC, 4.50%, 01/15/26	EUR	100	113,339
RCI Banque SA, (3 mo. EURIBOR + 0.650%), 0.33%, 04/12/21 (a)		740	863,388
Toyota Motor Corp., 3.67%, 07/20/28	USD	1,860	1,844,040

Security		Par (000)	Value
Automobiles (continued)
Volkswagen Group of America Finance LLC, 2.40%, 05/22/20 (b)	USD	6,950	$6,831,833
Volkswagen International Finance NV, (3 mo. EURIBOR + 0.350%), 0.03%, 03/30/19 (a)	EUR	700	813,344
Volkswagen Leasing GmbH:
0.25%, 02/16/21		2,500	2,897,032
1.00%, 02/16/23		1,550	1,793,259
1.63%, 08/15/25		1,275	1,466,766
Volvo Car AB, 2.00%, 01/24/25		2,450	2,783,554

			58,670,110
Banks — 5.8%
ABN AMRO Bank NV, 2.65%, 01/19/21 (b)	USD	8,940	8,774,807
Banco BPM SpA, 1.75%, 04/24/23	EUR	130	142,724
Banco Espirito Santo SA:
2.63%, 05/08/17 (f)(m)		400	139,326
4.75%, 01/15/18 (f)(m)		2,200	734,364
4.00%, 01/21/19 (f)(m)		6,300	2,157,810
Banco Santander SA, 3.85%, 04/12/23	USD	7,200	7,034,384
Bank of America Corp.:
2.63%, 10/19/20		5,775	5,705,237
(3 mo. LIBOR US + 0.660%), 2.37%, 07/21/21 (n)		14,085	13,837,808
(3 mo. LIBOR US + 0.630%), 2.33%, 10/01/21 (n)		37,283	36,475,947
(3 mo. LIBOR US + 0.630%), 3.50%, 05/17/22 (n)		8,260	8,255,464
3.30%, 01/11/23		1,307	1,288,854
(3 mo. EURIBOR + 0.780%), 0.46%, 05/04/23 (a)	EUR	740	864,495
4.20%, 08/26/24	USD	9,480	9,524,321
3.95%, 04/21/25		9,130	8,939,185
3.88%, 08/01/25		13,368	13,287,796
(3 mo. LIBOR US + 0.810%), 3.37%, 01/23/26 (n)		4,150	3,991,031
3.50%, 04/19/26		5,111	4,941,377
Series L, 4.18%, 11/25/27		4,220	4,118,854
(3 mo. LIBOR US + 1.040%), 3.42%, 12/20/28 (n)		3,200	3,003,488
Bank of Ireland Group PLC:
1.38%, 08/29/23	EUR	1,625	1,876,673
(5 yr. Note Generic Bid Yield, UK Govt Bonds + 2.700%), 3.13%, 09/19/27 (n)	GBP	100	125,571
Bankia SA:
(5 yr. Euro Swap + 3.170%), 4.00%, 05/22/24 (n)	EUR	600	709,874
(5 yr. Euro Swap + 3.350%), 3.38%, 03/15/27 (n)		100	120,026
Barclays PLC:
(3 mo. LIBOR US + 1.360%), 4.34%, 05/16/24 (n)	USD	5,820	5,749,523
4.38%, 09/11/24		5,200	5,014,157
(3 mo. LIBOR US + 1.900%), 4.97%, 05/16/29 (n)		9,280	9,137,737
4.95%, 01/10/47		7,178	6,668,489
BNP Paribas SA:
2.95%, 05/23/22 (b)		8,225	7,962,366
3.80%, 01/10/24 (b)		10,347	10,129,924
BPCE SA, 3.00%, 05/22/22 (b)		9,005	8,704,494
CaixaBank SA, (5 yr. Euro Swap + 2.350%), 2.75%, 07/14/28 (n)	EUR	600	707,037
CBB International Sukuk Co. 7SPC, 6.88%, 10/05/25 (b)	USD	556	576,850
Chong Hing Bank Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 2.030%), 3.88%, 07/26/27 (n)		670	635,101
Citigroup, Inc.:
2.50%, 07/29/19		10,612	10,588,650

62	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks (continued)
Citigroup, Inc.: (continued) 2.90%, 12/08/21	USD	17,940	$17,567,978
(3 mo. LIBOR US + 0.950%), 2.88%, 07/24/23 (n)		4,389	4,243,068
4.40%, 06/10/25		4,740	4,740,789
(3 mo. LIBOR US + 1.560%), 3.89%, 01/10/28 (n)		3,255	3,160,084
Citizens Bank N.A.:
2.30%, 12/03/18		2,754	2,752,769
2.25%, 03/02/20		14,776	14,577,216
2.65%, 05/26/22		15,070	14,491,368
Fifth Third Bank, 2.25%, 06/14/21		7,204	6,992,197
Gilex Holding Sarl, 8.50%, 05/02/23 (b)		2,688	2,785,467
HSBC Holdings PLC:
5.10%, 04/05/21		5,089	5,288,580
2.65%, 01/05/22		10,400	10,099,128
(3 mo. LIBOR US + 0.990%), 3.95%, 05/18/24 (n)		4,875	4,843,151
HSBC USA, Inc., 2.35%, 03/05/20		18,862	18,655,272
Huntington National Bank, 3.25%, 05/14/21		9,040	8,988,151
ING Bank NV, 5.80%, 09/25/23 (b)		4,879	5,144,159
ING Groep NV, 4.10%, 10/02/23		13,135	13,144,787
Intesa Sanpaolo SpA:
6.50%, 02/24/21 (b)		3,034	3,140,370
3.38%, 01/12/23 (b)		4,192	3,880,879
5.02%, 06/26/24 (b)		15,696	14,163,845
JPMorgan Chase & Co.:
4.63%, 05/10/21		5,176	5,339,058
(3 mo. LIBOR US + 0.610%), 3.51%, 06/18/22 (n)		9,145	9,154,496
2.97%, 01/15/23		15,658	15,250,350
(3 mo. LIBOR US + 0.730%), 3.56%, 04/23/24 (n)		2,560	2,533,307
(3 mo. LIBOR US + 0.890%), 3.80%, 07/23/24 (n)		9,310	9,297,146
3.90%, 07/15/25		4,236	4,234,501
(3 mo. LIBOR US + 1.340%), 3.78%, 02/01/28 (n)		9,290	9,040,724
(3 mo. LIBOR US + 1.380%), 3.54%, 05/01/28 (n)		6,390	6,103,387
(3 mo. LIBOR US + 1.260%), 4.20%, 07/23/29 (n)		9,640	9,611,336
(3 mo. LIBOR US + 1.360%), 3.88%, 07/24/38 (n)		11,240	10,498,039
KeyBank NA, 3.35%, 06/15/21		1,500	1,498,018
Lloyds Banking Group PLC:
4.45%, 05/08/25		6,170	6,157,224
4.65%, 03/24/26		15,440	15,170,499
3.75%, 01/11/27		5,024	4,721,950
Mitsubishi UFJ Financial Group, Inc.:
3.54%, 07/26/21		1,810	1,811,413
3.00%, 02/22/22		3,776	3,694,847
3.46%, 03/02/23		27,130	26,777,922
Mizuho Financial Group, Inc.:
2.63%, 04/12/21 (b)		7,250	7,072,210
2.27%, 09/13/21		3,139	3,020,196
2.95%, 02/28/22		36,590	35,642,430
2.60%, 09/11/22		2,990	2,853,131
Nordea Bank Abp:
2.13%, 05/29/20 (b)		9,883	9,702,852
3.75%, 08/30/23 (b)		6,345	6,288,438
Royal Bank of Scotland Group PLC:
(3 mo. LIBOR US + 1.480%), 3.50%, 05/15/23 (n)		4,685	4,539,662
(3 mo. LIBOR US + 1.750%), 4.89%, 05/18/29 (n)		1,100	1,093,236

Security		Par (000)	Value
Banks (continued)
Royal Bank of Scotland Group PLC: (continued)
(3 mo. LIBOR US + 1.910%), 5.08%, 01/27/30 (n)	USD	10,730	$10,711,054
Santander UK Group Holdings PLC, 2.88%, 08/05/21		14,289	13,905,840
Santander UK PLC, 5.00%, 11/07/23 (b)		12,770	12,873,258
Shizuoka Bank Ltd., (3 mo. LIBOR US - 0.500%), 1.84%, 01/25/23 (a)(j)		200	200,000
Standard Chartered PLC, (3 mo. LIBOR US + 1.150%), 4.25%, 01/20/23 (b)(n)		18,045	18,045,000
Sumitomo Mitsui Trust Bank Ltd.:
2.05%, 03/06/19 (b)		44,355	44,230,965
1.95%, 09/19/19 (b)		15,285	15,128,264
SunTrust Banks, Inc., 4.00%, 05/01/25		2,065	2,070,156
Synchrony Bank, 3.65%, 05/24/21		11,550	11,454,061
Toronto-Dominion Bank, 3.50%, 07/19/23		3,580	3,573,365
U.S. Bancorp, 2.95%, 07/15/22		7,244	7,093,356
U.S. Bank NA, (3 mo. LIBOR US + 0.290%), 3.10%, 05/21/21 (n)		3,410	3,401,155
UniCredit SpA:
6.95%, 10/31/22	EUR	100	133,492
(5 yr. Euro Swap + 4.100%), 5.75%, 10/28/25 (n)		710	872,294
(5 yr. Euro Swap + 4.320%), 4.38%, 01/03/27 (n)		290	346,610
(USD Swap Rate 11:00 am NY 1 + 3.700%), 5.86%, 06/19/32 (b)(n)	USD	8,852	7,892,248
Volkswagen Bank GmbH, (3 mo. EURIBOR + 0.420%), 0.10%, 06/15/21 (a)	EUR	700	810,363
Washington Mutual Escrow Bonds:
0.00% (d)(f)(m)(o)	USD	2,570	—
0.00% (d)(f)(m)(o)		3,115	—
0.00% (d)(f)(m)(o)		11,911	1
0.00% (d)(f)(m)(o)		13,308	1
Wells Fargo & Co.:
2.60%, 07/22/20		4,233	4,191,009
2.55%, 12/07/20		3,376	3,322,859
2.50%, 03/04/21		13,915	13,628,233
2.63%, 07/22/22		12,645	12,213,190
Wells Fargo Bank NA, 3.55%, 08/14/23		2,540	2,528,099
Woori Bank, 5.13%, 08/06/28		600	604,276
Yamaguchi Financial Group, Inc., (3 mo. LIBOR US - 0.500%), 1.87%, 03/26/20 (a)(j)		1,000	1,006,250
Yes Bank Ifsc Banking Unit Branch, 3.75%, 02/06/23		1,300	1,206,167

			763,130,940
Beverages — 0.4%
Anheuser-Busch InBev Finance, Inc.:
3.30%, 02/01/23		6,425	6,352,167
3.65%, 02/01/26		1,855	1,802,496
4.70%, 02/01/36		19,230	19,255,807
4.90%, 02/01/46		6,450	6,523,020
Anheuser-Busch InBev SA, (3 mo. EURIBOR + 0.750%), 0.43%, 03/17/20 (a)	EUR	1,400	1,640,950
Coca-Cola European Partners PLC, (3 mo. EURIBOR + 0.180%), 0.00%, 11/16/21 (a)		1,200	1,393,120
Diageo Finance PLC, 0.00%, 11/17/20		720	835,007
Heineken NV, 1.25%, 09/10/21		720	858,820
Keurig Dr Pepper, Inc., 4.06%, 05/25/23 (b)		4,190	4,197,315
Molson Coors Brewing Co., (3 mo. EURIBOR + 0.350%), 0.03%, 03/15/19 (a)		740	859,490
PepsiCo, Inc., 4.00%, 05/02/47	USD	4,830	4,740,168
Sapporo Holdings Ltd., 0.00%, 04/27/21 (j)(k)	JPY	20,000	174,485

			48,632,845

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	63

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Biotechnology — 0.3%
AbbVie, Inc.:
3.75%, 11/14/23	USD	3,495	$3,481,408
4.25%, 11/14/28		3,545	3,504,916
4.50%, 05/14/35		9,440	9,067,151
4.40%, 11/06/42		2,270	2,101,785
Amgen, Inc., 4.40%, 05/01/45		5,396	5,223,506
Baxalta, Inc.:
4.00%, 06/23/25		2,347	2,324,162
5.25%, 06/23/45		1,131	1,214,764
Gilead Sciences, Inc.:
2.50%, 09/01/23		3,486	3,326,982
4.60%, 09/01/35		1,057	1,089,845
4.00%, 09/01/36		3,080	2,967,202
5.65%, 12/01/41		4,180	4,804,458
4.50%, 02/01/45		2,446	2,430,066
4.15%, 03/01/47		2,451	2,322,084

			43,858,329
Building Products — 0.0%
Johnson Controls International PLC, 5.13%, 09/14/45		1,750	1,816,182
LIXIL Group Corp.:
0.00%, 03/04/20 (j)(k)	JPY	80,000	697,588
0.00%, 03/04/22 (j)(k)		30,000	261,068
Masonite International Corp.:
5.63%, 03/15/23 (b)	USD	2,418	2,469,383
5.75%, 09/15/26 (b)		120	120,300

			5,364,521
Capital Markets — 1.7%
Bagan Capital Ltd., 0.00%, 09/23/21 (j)(k)		1,800	1,730,403
Bank of New York Mellon Corp., (3 mo. LIBOR US + 1.070%), 3.44%, 02/07/28 (n)		2,368	2,291,750
CCTI 2017 Ltd., 3.63%, 08/08/22		1,675	1,581,409
Cindai Capital Ltd., 0.00%, 02/08/23 (j)(k)		2,461	2,259,813
CME Group, Inc., 3.75%, 06/15/28		295	294,985
Credit Suisse Group AG, (3 mo. LIBOR US + 1.240%), 4.21%, 06/12/24 (b)(n)		9,600	9,567,129
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 03/26/20		11,121	11,019,354
Deutsche Bank AG:
2.70%, 07/13/20		13,510	13,233,927
2.95%, 08/20/20		7,293	7,166,675
4.25%, 10/14/21		3,652	3,629,065
1.13%, 08/30/23	EUR	4,425	5,170,051
(USD Swap Rate 11:00 am NY 1 + 2.550%), 4.88%, 12/01/32 (n)	USD	1,800	1,599,390
Goldman Sachs Group, Inc.:
(3 mo. EURIBOR + 0.460%), 0.14%, 12/31/18 (a)	EUR	740	859,888
2.00%, 04/25/19	USD	2,308	2,299,272
2.75%, 09/15/20		2,492	2,466,491
2.35%, 11/15/21		14,988	14,460,615
(3 mo. LIBOR US + 1.170%), 3.48%, 05/15/26 (a)		10,315	10,321,292
(3 mo. LIBOR US + 1.300%), 4.22%, 05/01/29 (n)		9,570	9,429,868
(3 mo. LIBOR US + 1.370%), 4.02%, 10/31/38 (n)		4,160	3,856,001
Haitong International Securities Group Ltd., 0.00%, 10/25/21 (j)(k)	HKD	10,000	1,228,056
Intercontinental Exchange, Inc.:
3.45%, 09/21/23	USD	3,180	3,162,742
4.00%, 10/15/23		6,010	6,142,382
3.75%, 09/21/28		1,220	1,205,340
Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (d)(f)(m)		7,360	1

Security		Par (000)	Value
Capital Markets (continued)
Moody’s Corp., 2.75%, 12/15/21	USD	6,246	$6,108,822
Morgan Stanley:
2.75%, 05/19/22		16,910	16,398,158
3.70%, 10/23/24		1,474	1,451,309
6.25%, 08/09/26		5,884	6,614,424
3.63%, 01/20/27		5,110	4,906,996
(3 mo. LIBOR US + 1.340%), 3.59%, 07/22/28 (n)		20,490	19,440,707
(3 mo. LIBOR US + 1.140%), 3.77%, 01/24/29 (n)		3,010	2,889,283
Northern Trust Corp., (3 mo. LIBOR US + 1.130%), 3.38%, 05/08/32 (n)		5,200	4,846,976
Poseidon Finance 1 Ltd., 0.00%, 02/01/25 (j)(k)		740	738,150
State Street Corp., 2.65%, 05/19/26		3,056	2,830,769
UBS AG, (3 mo. EURIBOR + 0.500%), 0.18%, 04/23/21 (a)	EUR	2,050	2,393,023
UBS Group Funding Switzerland AG:
2.95%, 09/24/20 (b)	USD	13,400	13,272,701
(3 mo. LIBOR US + 0.950%), 2.86%, 08/15/23 (b)(n)		14,300	13,732,564
4.13%, 09/24/25 (b)		17,714	17,603,917

			228,203,698
Chemicals — 0.2%
Chemours Co., 4.00%, 05/15/26	EUR	2,255	2,621,177
Cydsa SAB de CV:
6.25%, 10/04/27 (b)	USD	2,845	2,702,750
6.25%, 10/04/27		546	518,700
Dow Chemical Co.:
4.38%, 11/15/42		1,370	1,299,562
4.63%, 10/01/44		2,072	2,027,390
INEOS Group Holdings SA, 5.38%, 08/01/24	EUR	100	122,051
Kansai Paint Co. Ltd.:
0.00%, 06/17/19 (j)(k)	JPY	90,000	791,124
0.00%, 06/17/22 (j)(k)		80,000	706,742
LG Chem Ltd., 0.00%, 04/16/21 (j)(k)	EUR	300	357,023
Mexichem SAB de CV, 5.50%, 01/15/48 (b)	USD	1,440	1,324,800
Mitsubishi Chemical Holdings Corp.:
0.00%, 03/30/22 (j)(k)	JPY	150,000	1,404,352
0.00%, 03/29/24 (j)(k)		40,000	382,415
OCI NV, 5.00%, 04/15/23	EUR	100	122,340
Petkim Petrokimya Holding AS, 5.88%, 01/26/23 (b)	USD	1,693	1,551,211
PSPC Escrow Corp., 6.00%, 02/01/23	EUR	160	194,584
Rock International Investment, Inc., 6.63%, 03/27/20	USD	362	297,076
Sherwin-Williams Co.:
4.00%, 12/15/42		971	864,840
4.50%, 06/01/47		2,050	1,971,666
UPL Corp. Ltd., 4.50%, 03/08/28		1,040	949,665
Yingde Gases Investment Ltd., 7.25%, 02/28/20		400	404,220

			20,613,688
Commercial Services & Supplies — 0.2%
AA Bond Co. Ltd., 4.88%, 07/31/24	GBP	1,925	2,509,781
Blitz F18-674 GmbH, 6.00%, 07/30/26	EUR	100	117,119
IKB Deutsche Industriebank AG, (5 yr. Euro Swap + 3.620%), 4.00%, 01/31/28 (n)		900	1,063,231
Intrum AB, 2.75%, 07/15/22		100	112,377
Northwestern University, 3.66%, 12/01/57	USD	2,173	2,073,310
Paprec Holding SA, 4.00%, 03/31/25	EUR	100	116,819
Rentokil Initial PLC, 3.25%, 10/07/21		200	250,700
Republic Services, Inc., 3.95%, 05/15/28	USD	6,445	6,405,507
S&P Global, Inc., 4.00%, 06/15/25		1,055	1,057,940

64	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Services & Supplies (continued)
University of Notre Dame du Lac, 3.39%, 02/15/48	USD	2,480	$2,283,652
University of Southern California, 3.03%, 10/01/39		6,656	5,915,443
Waste Management, Inc., 3.90%, 03/01/35		3,336	3,259,129

			25,165,008
Communications Equipment — 0.1%
Harris Corp.:
2.70%, 04/27/20		1,299	1,286,154
4.40%, 06/15/28		10,295	10,332,020
5.05%, 04/27/45		3,945	4,150,693
Juniper Networks, Inc., 3.30%, 06/15/20		2,728	2,725,453

			18,494,320
Construction & Engineering — 0.1%
China City Construction International Co. Ltd., 5.35%, 07/03/17 (f)(m)	CNH	340	34,521
China Singyes Solar Technologies Holdings Ltd., 7.95%, 02/15/19	USD	350	301,000
Great Lakes Dredge & Dock Corp., 8.00%, 05/15/22		1,891	1,943,003
Shimizu Corp., 0.00%, 10/16/20 (j)(k)	JPY	50,000	461,406
Vinci SA:
1.00%, 09/26/25	EUR	1,800	2,076,296
1.75%, 09/26/30		900	1,046,638
Wijaya Karya Persero Tbk PT, 7.70%, 01/31/21	IDR	6,160,000	384,899
Zhaohai Investment BVI Ltd., 4.00%, 07/23/20	USD	400	384,379

			6,632,142
Construction Materials — 0.0%
LafargeHolcim Finance U.S. LLC, 4.75%, 09/22/46 (b)		4,445	4,048,832
Summit Materials LLC/Summit Materials Finance Corp., 6.13%, 07/15/23		134	135,900

			4,184,732
Consumer Finance — 1.5%
Ally Financial, Inc., 3.25%, 11/05/18		156	155,938
Alpha Holding SA de CV, 10.00%, 12/19/22 (b)		621	538,112
American Express Co., 3.70%, 08/03/23		6,245	6,213,466
American Express Credit Corp.:
2.25%, 08/15/19		6,261	6,231,469
3.30%, 05/03/27		2,465	2,368,685
Capital One Financial Corp.:
2.40%, 10/30/20		7,757	7,594,631
3.45%, 04/30/21		5,125	5,119,688
3.75%, 03/09/27		2,310	2,180,484
Credivalores-Crediservicios SAS, 9.75%, 07/27/22 (b)		1,882	1,868,892
Discover Bank, 4.65%, 09/13/28		1,835	1,835,063
Discover Financial Services, 4.10%, 02/09/27		3,062	2,926,940
Financial & Risk US Holdings, Inc.:
4.50%, 05/15/26	EUR	3,795	4,382,476
6.88%, 11/15/26		1,129	1,312,725
8.25%, 11/15/26 (b)	USD	1,225	1,217,577
Ford Motor Credit Co. LLC:
3.16%, 08/04/20		1,740	1,722,960
3.20%, 01/15/21		4,641	4,572,221
5.75%, 02/01/21		9,558	9,935,955
3.34%, 03/18/21		214	210,954
(3 mo. EURIBOR + 0.430%), 0.11%, 05/14/21 (a)	EUR	2,900	3,332,429
5.88%, 08/02/21	USD	2,275	2,379,270
3.22%, 01/09/22		31,365	30,334,444
2.98%, 08/03/22		7,725	7,326,439
(3 mo. EURIBOR + 0.420%), 0.10%, 12/07/22 (a)	EUR	395	445,526
3.10%, 05/04/23	USD	6,840	6,420,912

Security		Par (000)	Value
Consumer Finance (continued)
General Motors Financial Co., Inc.:
3.10%, 01/15/19	USD	1,546	$1,547,203
3.70%, 11/24/20		16,613	16,691,813
4.20%, 03/01/21		2,711	2,744,767
(3 mo. EURIBOR + 0.680%), 0.36%, 05/10/21 (a)	EUR	740	861,934
3.20%, 07/06/21	USD	20,017	19,766,688
3.15%, 06/30/22		15,215	14,791,052
4.00%, 01/15/25		10,062	9,733,135
4.00%, 10/06/26		1,360	1,277,932
Hyundai Capital Services, Inc., 3.00%, 08/29/22 (b)		7,790	7,468,879
Matalan Finance PLC, 6.75%, 01/31/23	GBP	510	586,132
Synchrony Financial:
2.60%, 01/15/19	USD	3,356	3,353,242
2.70%, 02/03/20		1,986	1,963,723
4.50%, 07/23/25		4,007	3,865,847
3.95%, 12/01/27		4,820	4,366,427
Tarjeta Naranja SA, (30 to 35 Days Argentina Deposit Rates Badlar Private Banks + 3.500%), 33.69%, 04/11/22 (a)(b)		3,141	1,067,956
Unifin Financiera SAB de CV SOFOM ENR, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 6.310%), 8.88% (b)(n)(o)		1,871	1,740,030

			202,454,016
Containers & Packaging — 0.1%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
4.25%, 09/15/22 (b)		336	330,960
6.75%, 05/15/24	EUR	100	125,707
BWAY Holding Co., 4.75%, 04/15/24		150	178,511
Crown European Holdings SA, 2.25%, 02/01/23 (b)		100	118,436
Graphic Packaging International LLC, 4.75%, 04/15/21	USD	104	105,040
Klabin Finance SA, 4.88%, 09/19/27 (b)		1,792	1,583,680
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg:
6.88%, 02/15/21		466	471,336
7.00%, 07/15/24 (b)		155	157,713
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA, 5.75%, 10/15/20		7,288	7,305,909
Silgan Holdings, Inc., 3.25%, 03/15/25	EUR	100	119,715

			10,497,007
Distributors — 0.0%
Docuformas SAPI de CV, 9.25%, 10/11/22 (b)	USD	952	853,230
LKQ Italia Bondco SpA, 3.88%, 04/01/24	EUR	100	123,019

			976,249
Diversified Consumer Services — 0.1%
Boston University, 4.06%, 10/01/48	USD	2,468	2,447,005
George Washington University, 4.13%, 09/15/48		4,389	4,385,682
Massachusetts Institute of Technology, 3.96%, 07/01/38		1,385	1,391,666
Wesleyan University, 4.78%, 07/01/16		2,607	2,560,175

			10,784,528
Diversified Financial Services — 2.0%
AerCap Ireland Capital DAC/AerCap Global
Aviation Trust:
4.63%, 10/30/20		12,390	12,626,308
4.50%, 05/15/21		8,625	8,758,851
Altice Financing SA, 7.50%, 05/15/26 (b)		6,560	6,396,000

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	65

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Financial Services (continued)
Arrow Global Finance PLC, 5.13%, 09/15/24	GBP	992	$1,195,970
Asciano Finance Ltd., 4.75%, 03/22/28	USD	1,100	1,057,111
AXA Equitable Holdings, Inc.:
3.90%, 04/20/23 (b)		1,600	1,588,310
5.00%, 04/20/48 (b)		2,480	2,316,618
Baoxin Auto Finance I Ltd., (3 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 8.910%), 5.63% (n)(o)		1,400	1,257,074
BAT International Finance PLC, 4.00%, 07/07/20	EUR	200	248,247
BHP Billiton Finance USA Ltd., 5.00%, 09/30/43	USD	2,600	2,886,253
BP Capital Markets PLC, 2.32%, 02/13/20		1,834	1,817,608
Bracken MidCo1 PLC, 8.88% (8.88% Cash or 8.88% PIK), 10/15/23 (l)	GBP	100	129,559
Cabot Financial Luxembourg SA, 7.50%, 10/01/23		800	1,016,628
CC Holdings GS V LLC/Crown Castle GS III Corp., 3.85%, 04/15/23	USD	2,919	2,900,429
CK Hutchison International 17 II Ltd., 3.25%, 09/29/27		600	556,337
Deutsche Telekom International Finance BV, 3.60%, 01/19/27 (b)		3,640	3,451,961
DKT Finance ApS, 7.00%, 06/17/23	EUR	152	188,522
E.ON International Finance BV, 5.75%, 05/07/20		765	970,347
Easy Tactic Ltd., 7.00%, 04/25/21	USD	200	195,500
EC Finance PLC, 2.38%, 11/15/22	EUR	200	232,211
Encavis Finance BV, (5 yr. Euro Swap + 1.100%), 5.25% (j)(n)(o)		900	1,072,374
Energuate Trust, 5.88%, 05/03/27 (b)	USD	747	704,047
European Investment Bank, 1.38%, 09/15/21	EUR	800	971,937
Experian Finance PLC, 4.75%, 02/04/20		800	988,195
Garfunkelux Holdco 3 SA, (3 mo. EURIBOR + 4.500%), 4.50%, 09/01/23 (a)		100	103,310
GE Capital International Funding Co. Unlimited Co., 4.42%, 11/15/35	USD	17,810	16,761,963
GlaxoSmithKline Capital PLC:
0.63%, 12/02/19	EUR	800	936,734
0.00%, 09/12/20		900	1,044,808
GlaxoSmithKline Capital, Inc., 3.88%, 05/15/28	USD	2,795	2,823,795
Gohl Capital Ltd., 4.25%, 01/24/27		725	691,059
GS Secured Notes:
Series 2018-16, 2.59%, 10/12/18 (b)(e)		25,000	25,000,000
Series 2018-13, 2.69%, 11/13/18 (b)(d)(e)		34,000	34,000,000
Series 2018-14, 2.78%, 02/08/19 (b)(d)(e)		77,000	77,000,000
Guojing Capital BVI Ltd., 3.95%, 12/11/22		1,398	1,324,542
Huarong Universe Investment Holding Ltd., 1.63%, 12/05/22	EUR	775	868,999
Hyundai Capital America, 2.55%, 04/03/20 (b)	USD	21,316	20,954,161
Imperial Brands Finance PLC, 0.50%, 07/27/21	EUR	500	582,702
Intelsat Connect Finance SA, 9.50%, 02/15/23 (b)	USD	653	649,735
Jerrold Finco PLC:
6.25%, 09/15/21	GBP	800	1,068,794
6.13%, 01/15/24		1,442	1,888,678
LHC3 PLC, 4.13% (4.13% Cash or 4.88% PIK), 08/15/24 (l)	EUR	138	159,782
Maple Escrow Subsidiary, Inc., 3.55%, 05/25/21 (b)	USD	2,760	2,754,993
Merck Financial Services GmbH, 4.50%, 03/24/20	EUR	309	382,692
Mulhacen Pte Ltd., 6.50% (6.50% Cash or 7.25% PIK), 08/01/23 (l)		4,237	4,903,131
Neptune Energy Bondco PLC, 6.63%, 05/15/25 (b)	USD	825	821,906

Security		Par (000)	Value
Diversified Financial Services (continued)
New Lion Bridge Co. Ltd., 9.75%, 10/10/20	USD	430	$386,962
Nexi Capital SpA, (3 mo. EURIBOR + 3.630%), 3.63%, 05/01/23 (a)	EUR	100	115,870
ORIX Corp., 2.90%, 07/18/22	USD	4,455	4,308,234
Pearl Holding III Ltd., 9.50%, 12/11/22		600	533,649
Prime Bloom Holdings Ltd., 6.95%, 07/05/22		890	691,281
Santos Finance Ltd., 4.13%, 09/14/27		342	316,834
SCHMOLZ + BICKENBACH Luxembourg Finance SA, 5.63%, 07/15/22	EUR	100	120,743
Shell International Finance BV:
4.13%, 05/11/35	USD	1,648	1,669,059
3.63%, 08/21/42		2,135	1,980,894
Shop Direct Funding PLC, 7.75%, 11/15/22	GBP	1,700	1,938,639
Virgin Media Secured Finance PLC:
5.50%, 01/15/25		90	120,239
6.25%, 03/28/29		150	204,681
Woodside Finance Ltd., 3.65%, 03/05/25 (b)	USD	562	541,334
Yunnan Energy Investment Overseas Finance Co. Ltd., 4.25%, 11/14/22		520	464,292

			261,640,892
Diversified Telecommunication Services — 1.5%
Altice Finco SA:
7.63%, 02/15/25 (b)		2,400	2,160,000
4.75%, 01/15/28	EUR	2,550	2,498,218
AT&T Inc.:
(3 mo. EURIBOR + 0.580%), 0.26%, 06/04/19 (a)		460	535,685
(3 mo. EURIBOR + 0.400%), 0.08%, 08/03/20 (a)		4,400	5,121,132
4.30%, 02/15/30 (b)	USD	30,785	29,605,847
5.25%, 03/01/37		6,384	6,362,612
4.35%, 06/15/45		15,220	13,111,609
5.15%, 02/15/50 (b)		6,810	6,458,687
Axtel SAB de CV:
6.38%, 11/14/24 (b)		2,880	2,858,400
6.38%, 11/14/24		883	876,378
Frontier Communications Corp.:
8.13%, 10/01/18		259	259,000
7.13%, 03/15/19		873	878,500
8.50%, 04/01/26 (b)		1,646	1,555,470
Intelsat Jackson Holdings SA:
7.50%, 04/01/21		6,393	6,472,913
8.00%, 02/15/24 (b)		155	163,138
Intelsat SA, 4.50%, 06/15/25 (b)(j)		503	932,059
Level 3 Financing, Inc., 5.63%, 02/01/23		124	125,407
Oi SA, 10.00% (10.00% Cash or 12.00% PIK), 07/27/25 (l)		1,797	1,846,418
OTE PLC, 3.50%, 07/09/20	EUR	100	121,330
TDC A/S, 3.75%, 03/02/22		100	127,135
Telecom Italia Capital SA, 7.18%, 06/18/19	USD	540	549,450
Telecom Italia Finance SA, 7.75%, 01/24/33	EUR	231	368,815
Telecom Italia SpA, 1.13%, 03/26/22 (j)		5,200	5,813,261
Telefonica Emisiones SAU, 4.67%, 03/06/38	USD	6,690	6,285,237
Telenet Finance VI Luxembourg SCA, 4.88%, 07/15/27	EUR	90	112,976
TELUS Corp., 4.60%, 11/16/48	USD	825	820,947
UPC Holding BV:
5.50%, 01/15/28 (b)		2,310	2,192,352
3.88%, 06/15/29	EUR	4,100	4,649,624
Verizon Communications, Inc.:
(3 mo. LIBOR US + 0.550%), 2.86%, 05/22/20 (a)	USD	9,865	9,921,234
4.33%, 09/21/28 (b)		42,713	42,941,729
4.50%, 08/10/33		11,430	11,335,933
4.40%, 11/01/34		2,549	2,485,742
2.88%, 01/15/38	EUR	335	389,352

66	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Diversified Telecommunication Services (continued)
Verizon Communications, Inc.: (continued)
4.13%, 08/15/46	USD	3,960	$3,552,595
5.50%, 03/16/47		14,870	16,282,236
Wind Tre SpA:
(3 mo. EURIBOR + 2.750%), 2.75%, 01/20/24 (a)	EUR	100	108,334
3.13%, 01/20/25		127	134,588
Ziggo BV, 4.25%, 01/15/27		150	173,780

			190,188,123
Electric Utilities — 1.4%
Adani Transmission Ltd., 4.00%, 08/03/26	USD	662	589,252
AEP Texas, Inc., 3.95%, 06/01/28 (b)		7,780	7,730,932
AEP Transmission Co. LLC, 4.25%, 09/15/48		4,930	4,920,168
Alabama Power Co.:
4.15%, 08/15/44		1,050	1,019,825
Series A, 4.30%, 07/15/48		5,435	5,445,559
Baltimore Gas & Electric Co.:
3.50%, 08/15/46		2,327	2,048,501
3.75%, 08/15/47		2,530	2,321,267
4.25%, 09/15/48		1,185	1,178,698
CenterPoint Energy Houston Electric LLC,
3.95%, 03/01/48		1,350	1,307,121
Chugoku Electric Power Co., Inc., 0.00%, 01/25/22 (j)(k)	JPY	20,000	193,408
ContourGlobal Power Holdings SA, 3.38%, 08/01/23	EUR	100	116,018
DTE Electric Co., 4.05%, 05/15/48	USD	5,910	5,815,790
Duke Energy Carolinas LLC, 3.70%, 12/01/47		2,530	2,302,372
Duke Energy Corp.:
4.80%, 12/15/45		6,510	6,707,942
3.75%, 09/01/46		6,985	6,138,105
Duke Energy Florida LLC, 3.80%, 07/15/28		2,780	2,777,649
Duke Energy Progress LLC:
3.25%, 08/15/25		4,025	3,912,110
3.70%, 09/01/28		10,090	10,004,692
Emera U.S. Finance LP:
2.15%, 06/15/19		4,838	4,806,670
2.70%, 06/15/21		7,299	7,085,576
Entergy Corp., 2.95%, 09/01/26		6,108	5,611,918
Entergy Louisiana LLC, 4.20%, 09/01/48		5,580	5,530,436
Eversource Energy, 2.90%, 10/01/24		8,685	8,245,250
Exelon Corp.:
2.45%, 04/15/21		1,306	1,269,231
4.95%, 06/15/35		1,409	1,477,070
4.45%, 04/15/46		9,785	9,485,893
Florida Power & Light Co., 4.13%, 06/01/48		4,485	4,495,582
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 07/27/23 (b)		3,805	3,234,250
Huachen Energy Co. Ltd., 6.63%, 05/18/20		600	437,952
ITC Holdings Corp., 2.70%, 11/15/22		4,730	4,537,102
Kansas City Power & Light Co., 4.20%, 03/15/48		6,840	6,560,474
Kyushu Electric Power Co., Inc., 0.00%, 03/31/22 (j)(k)	JPY	30,000	281,531
MidAmerican Energy Co., 4.40%, 10/15/44	USD	2,689	2,754,654
Mid-Atlantic Interstate Transmission LLC, 4.10%, 05/15/28 (b)		1,950	1,932,333
Northern States Power Co.:
3.40%, 08/15/42		4,895	4,364,394
4.00%, 08/15/45		2,800	2,746,499
4.20%, 09/01/48		2,160	2,123,742
Ohio Power Co., 6.60%, 02/15/33		1,010	1,265,888
Oncor Electric Delivery Co. LLC, 4.55%, 12/01/41		2,575	2,739,539
Pacificorp, 4.13%, 01/15/49		1,910	1,875,559

Security		Par (000)	Value
Electric Utilities (continued)
Public Service Electric & Gas Co., 3.65%, 09/01/28	USD	6,260	$6,209,380
Southern Co., 4.40%, 07/01/46		6,810	6,486,973
Southwestern Electric Power Co., 4.10%, 09/15/28		3,190	3,190,490
Tampa Electric Co., 4.30%, 06/15/48		885	879,531
Tohoku Electric Power Co., Inc.:
0.00%, 12/03/18 (j)(k)	JPY	10,000	87,463
0.00%, 12/03/20 (j)(k)		110,000	963,299
Trans-Allegheny Interstate Line Co., 3.85%, 06/01/25 (b)	USD	6,547	6,482,831
Vistra Energy Corp.:
7.38%, 11/01/22		11,041	11,468,839
7.63%, 11/01/24		311	334,714

			183,494,472
Electrical Equipment — 0.0%
Bizlink Holding, Inc., 0.00%, 02/01/23 (j)(k)		750	735,938
Senvion Holding GmbH, 3.88%, 10/25/22	EUR	1,045	1,087,538
Suzlon Energy Ltd., 5.75%, 07/16/19 (c)(j)	USD	500	439,368

			2,262,844
Electronic Equipment, Instruments & Components — 0.1%
Amphenol Corp., 3.20%, 04/01/24		3,096	2,969,746
Corning, Inc., 4.38%, 11/15/57		9,400	8,232,839
Hon Hai Precision Industry Co. Ltd., 0.00%, 11/06/22 (j)(k)		600	571,500
Hosiden Corp., 0.00%, 09/20/24 (j)(k)	JPY	30,000	261,728
Zhen Ding Technology Holding Ltd., 0.00%, 06/26/19 (j)(k)	USD	600	602,100

			12,637,913
Energy Equipment & Services — 0.4%
Bristow Group, Inc., 8.75%, 03/01/23 (b)		6,867	6,712,492
Halliburton Co.:
3.80%, 11/15/25		17,405	17,255,927
5.00%, 11/15/45		1,146	1,223,874
Nabors Industries, Inc., 5.50%, 01/15/23		2	1,965
Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 12/01/21 (b)		1,312	1,279,395
Schlumberger Holdings Corp., 3.00%, 12/21/20 (b)		5,877	5,835,332
SEACOR Holdings, Inc., 3.25%, 05/15/30 (j)		4,204	4,009,014
Transocean Guardian Ltd., 5.88%, 01/15/24 (b)		1,189	1,199,404
Transocean Phoenix 2 Ltd., 7.75%, 10/15/24 (b)		8,539	8,987,403
Transocean Proteus Ltd., 6.25%, 12/01/24 (b)		992	1,009,309

			47,514,115
Equity Real Estate Investment Trusts (REITs) — 0.5%
American Tower Corp.:
3.30%, 02/15/21		2,758	2,741,216
3.45%, 09/15/21		2,787	2,775,336
3.50%, 01/31/23		783	770,102
3.00%, 06/15/23		17,415	16,765,945
5.00%, 02/15/24		785	820,848
4.40%, 02/15/26		541	541,625
Cromwell SPV Finance Pty Ltd., 2.50%, 03/29/25 (j)	EUR	500	568,914
Crown Castle International Corp.:
3.40%, 02/15/21	USD	1,628	1,623,824
2.25%, 09/01/21		5,986	5,749,797
3.20%, 09/01/24		11,755	11,170,409
Equinix, Inc.:
5.38%, 01/01/22		415	428,487
5.38%, 04/01/23		156	159,705
2.88%, 03/15/24	EUR	100	117,422

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	67

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Equity Real Estate Investment Trusts (REITs) (continued)
GLP Capital LP/GLP Financing II, Inc.:
4.88%, 11/01/20	USD	7,986	$8,137,015
5.38%, 11/01/23		156	161,217
5.25%, 06/01/25		5,124	5,207,009
5.38%, 04/15/26		410	416,359
5.75%, 06/01/28		310	318,913
Inmobiliaria Colonial Socimi SA:
1.63%, 11/28/25	EUR	700	783,737
2.50%, 11/28/29		900	1,014,850
Iron Mountain, Inc.:
4.38%, 06/01/21 (b)	USD	312	312,780
3.00%, 01/15/25	EUR	100	114,572
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., 5.63%, 05/01/24	USD	1,044	1,070,100
Suntec Real Estate Investment Trust, 1.75%, 11/30/24 (j)	SGD	1,500	1,068,725
Trust F/1401, 6.95%, 01/30/44	USD	700	717,500
Unibail-Rodamco SE, 0.13%, 05/14/21	EUR	1,800	2,092,093

			65,648,500
Food & Staples Retailing — 0.6%
Casino Guichard Perrachon SA:
5.98%, 05/26/21		700	837,116
4.56%, 01/25/23		200	224,691
3.58%, 02/07/25		700	743,676
CVS Health Corp.:
4.00%, 12/05/23	USD	6,885	6,899,173
4.10%, 03/25/25		9,645	9,619,175
4.78%, 03/25/38		2,410	2,398,454
5.13%, 07/20/45		18,545	19,064,913
5.05%, 03/25/48		8,200	8,387,319
Koninklijke Ahold Delhaize NV, (3 mo. EURIBOR + 0.180%), 0.00%, 03/19/21 (a)	EUR	740	859,841
Kroger Co., 2.65%, 10/15/26	USD	7,820	6,977,401
Tesco PLC, 5.13%, 04/10/47	EUR	400	592,218
Walgreens Boots Alliance, Inc.:
3.80%, 11/18/24	USD	8,250	8,147,503
4.80%, 11/18/44		267	259,199
Walmart, Inc.:
3.55%, 06/26/25		4,680	4,703,297
4.05%, 06/29/48		2,215	2,218,263

			71,932,239
Food Products — 0.2%
Arcor SAIC, 6.00%, 07/06/23 (b)		661	658,521
Boparan Finance PLC, 4.38%, 07/15/21	EUR	1,060	1,127,258
Campbell Soup Co., 8.88%, 05/01/21	USD	2,350	2,626,341
Cargill, Inc., 1.88%, 09/04/19	EUR	800	945,596
Ezaki Glico Co. Ltd., 0.00%, 01/30/24 (j)(k)	JPY	10,000	90,543
General Mills, Inc.:
3.20%, 04/16/21	USD	2,960	2,940,814
4.00%, 04/17/25		3,442	3,406,838
Grupo Bimbo SAB de CV, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.280%), 5.95% (b)(n)(o)		1,485	1,485,000
Knight Castle Investments Ltd., 7.99%, 01/23/21		200	166,366
MARB BondCo PLC, 6.88%, 01/19/25 (b)		5,376	4,992,960
Mondelez International, Inc., 2.38%, 01/26/21	EUR	300	366,137
SSMS Plantation Holdings Pte Ltd., 7.75%, 01/23/23	USD	1,000	937,290
Tyson Foods, Inc.:
3.90%, 09/28/23		885	888,481
3.95%, 08/15/24		5,440	5,427,151
3.55%, 06/02/27		4,990	4,707,929
5.10%, 09/28/48		1,020	1,040,348

			31,807,573

Security		Par (000)	Value
Health Care Equipment & Supplies — 0.6%
Abbott Ireland Financing DAC:
0.00%, 09/27/20	EUR	2,750	$3,188,594
0.88%, 09/27/23		2,725	3,165,884
1.50%, 09/27/26		400	463,133
Abbott Laboratories:
3.40%, 11/30/23	USD	1,730	1,723,333
3.88%, 09/15/25		952	958,161
3.75%, 11/30/26		17,890	17,839,802
Becton Dickinson and Co.:
2.13%, 06/06/19		16,315	16,218,190
2.68%, 12/15/19		4,549	4,523,465
2.89%, 06/06/22		11,575	11,253,726
3.30%, 03/01/23		5,026	4,899,007
4.69%, 12/15/44		703	693,160
Edwards Lifesciences Corp., 4.30%, 06/15/28		1,660	1,659,160
Medtronic, Inc.:
3.50%, 03/15/25		1,120	1,110,687
4.38%, 03/15/35		12,140	12,554,878

			80,251,180
Health Care Providers & Services — 1.1%
Aetna, Inc.:
4.50%, 05/15/42		2,824	2,715,479
4.13%, 11/15/42		1,329	1,217,503
4.75%, 03/15/44		1,703	1,679,885
AHS Hospital Corp., 5.02%, 07/01/45		1,432	1,593,265
Anthem, Inc., 4.10%, 03/01/28		3,335	3,284,680
Baylor Scott & White Holdings, 4.19%, 11/15/45		1,525	1,500,177
Catholic Health Initiatives, 4.35%, 11/01/42		1,075	968,608
Cigna Corp., 3.25%, 04/15/25		7,074	6,696,966
Dignity Health, 2.64%, 11/01/19		4,325	4,298,053
FMC Finance VII SA, 5.25%, 02/15/21	EUR	300	388,911
Halfmoon Parent, Inc.:
3.20%, 09/17/20 (b)	USD	26,345	26,248,314
4.13%, 11/15/25 (b)		1,395	1,391,025
HCA, Inc.:
4.25%, 10/15/19		312	314,340
6.50%, 02/15/20		16,397	17,061,079
5.88%, 03/15/22		2,273	2,409,380
4.75%, 05/01/23		4,699	4,781,233
5.00%, 03/15/24		6,756	6,924,900
5.25%, 04/15/25		306	315,563
5.25%, 06/15/26		668	687,205
4.50%, 02/15/27		305	298,519
Howard Hughes Medical Institute, 3.50%, 09/01/23		898	904,037
Kaiser Foundation Hospitals:
3.50%, 04/01/22		4,233	4,241,244
4.15%, 05/01/47		1,044	1,042,689
Laboratory Corp. of America Holdings, 2.63%, 02/01/20		2,946	2,927,477
Montefiore Obligated Group, 5.25%, 11/01/48		3,838	3,835,524
Ochsner Clinic Foundation, 5.90%, 05/15/45		1,215	1,458,373
Partners Healthcare System, Inc., 3.44%, 07/01/21		590	590,812
Providence St Joseph Health Obligated Group, 3.93%, 10/01/48		2,843	2,650,567
Redco Group, 6.38%, 02/27/19		660	650,925
Rede D’or Finance S.à r.l., 4.95%, 01/17/28 (b)		487	420,038
Southern Baptist Hospital of Florida, Inc., 4.86%, 07/15/45		1,250	1,344,884
SSM Health Care Corp., 3.69%, 06/01/23		4,823	4,827,499
Sutter Health, 3.70%, 08/15/28		3,484	3,420,727
Tenet Healthcare Corp.:
5.50%, 03/01/19		312	313,950
6.00%, 10/01/20		11,655	12,037,867
Trinity Health Corp., 4.13%, 12/01/45		2,516	2,414,424

68	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Health Care Providers & Services (continued)
Unilabs Subholding AB, 5.75%, 05/15/25	EUR	100	$113,276
UnitedHealth Group, Inc.:
3.75%, 07/15/25	USD	6,450	6,480,671
3.85%, 06/15/28		1,575	1,578,874
4.63%, 07/15/35		689	733,435
4.20%, 01/15/47		3,410	3,377,750
3.75%, 10/15/47		3,390	3,151,838

			143,291,966
Hotels, Restaurants & Leisure — 0.4%
1011778 BC ULC/New Red Finance, Inc., 4.63%, 01/15/22 (b)		2,067	2,069,584
Accor SA, 2.63%, 02/05/21	EUR	500	611,792
Burger King France SAS, (3 mo. EURIBOR + 5.250%), 5.25%, 05/01/23 (a)		151	177,107
Carlson Travel, Inc.:
6.75%, 12/15/23 (b)	USD	1,351	1,356,066
9.50%, 12/15/24 (b)		215	207,475
Codere Finance 2 Luxembourg SA, 7.63%, 11/01/21 (b)		2,510	2,295,023
Enterprise Development Authority, 12.00%, 07/15/24 (b)		1,038	999,075
HIS Co. Ltd.:
0.00%, 08/30/19 (j)(k)	JPY	10,000	89,333
0.00%, 11/15/24 (j)(k)		150,000	1,376,298
International Game Technology PLC:
6.25%, 02/15/22 (b)	USD	3,916	4,057,955
4.75%, 02/15/23	EUR	100	125,103
McDonald’s Corp.:
0.50%, 01/15/21		800	935,949
4.70%, 12/09/35	USD	4,725	4,911,575
3.70%, 02/15/42		970	848,357
4.88%, 12/09/45		3,880	4,057,646
4.45%, 03/01/47		595	584,267
4.45%, 09/01/48		1,780	1,745,308
MGM Resorts International:
8.63%, 02/01/19		807	819,105
5.25%, 03/31/20		156	158,730
Pinnacle Entertainment, Inc., 5.63%, 05/01/24		2,063	2,179,044
Resorttrust, Inc., 0.00%, 12/01/21 (j)(k)	JPY	70,000	609,158
REXLot Holdings Ltd., 4.50%, 04/17/19 (j)	HKD	1,161	118,630
Sands China Ltd., 5.40%, 08/08/28	USD	900	894,812
Scientific Games International, Inc., 10.00%, 12/01/22		8,846	9,365,703
Sisal Group SpA, 7.00%, 07/31/23	EUR	1,678	2,001,761
Stonegate Pub Co. Financing PLC, 4.88%, 03/15/22	GBP	100	128,549
Unique Pub Finance Co. PLC:
Series A4, 5.66%, 06/30/27		2,161	3,099,078
Series N, 6.46%, 03/30/32		1,273	1,595,086
Vinpearl JSC, 3.50%, 06/14/23 (j)	USD	800	805,000

			48,222,569
Household Durables — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., 6.88%, 02/15/21 (b)		4,353	4,385,647
Beazer Homes USA, Inc., 8.75%, 03/15/22		3,654	3,864,105
Brookfield Residential Properties, Inc., 6.50%, 12/15/20 (b)		3,581	3,594,429
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.13%, 07/01/22 (b)		467	467,000
Century Communities, Inc., 6.88%, 05/15/22		1,021	1,043,972
GLP Capital LP/GLP Financing II, Inc., 4.38%, 04/15/21		539	543,043
Harvest International Co., 0.00%, 11/21/22 (j)(k)	HKD	8,000	986,277
Iida Group Holdings Co. Ltd., 0.00%, 06/18/20 (j)(k)	JPY	100,000	886,728

Security		Par (000)	Value
Household Durables (continued)
K Hovnanian Enterprises, Inc.:
10.00%, 07/15/22 (b)	USD	3,774	$3,759,848
10.50%, 07/15/24 (b)		4,057	3,904,863
KB Home:
4.75%, 05/15/19		728	732,550
8.00%, 03/15/20		165	174,504
Lennar Corp.:
4.50%, 06/15/19		1,557	1,566,731
4.50%, 11/15/19		480	483,600
2.95%, 11/29/20		20	19,525
8.38%, 01/15/21		755	821,969
4.75%, 04/01/21		192	194,473
5.88%, 11/15/24		4,092	4,260,795
5.25%, 06/01/26		60	59,475
Newell Brands, Inc., 2.88%, 12/01/19		6,986	6,973,511
PulteGroup, Inc., 5.00%, 01/15/27		204	193,290
TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 4.38%, 06/15/19		364	365,820
Whirlpool Corp., 0.63%, 03/12/20	EUR	800	935,267

			40,217,422
Household Products — 0.0%
Energizer Gamma Acquisition BV, 4.63%, 07/15/26		100	120,459
Henkel AG & Co. KGaA, 0.00%, 09/13/21		230	266,481

			386,940
Independent Power and Renewable Electricity Producers — 0.2%
AES Panama SRL, 6.00%, 06/25/22 (b)	USD	527	542,810
GCL New Energy Holdings Ltd., 7.10%, 01/30/21		892	814,048
Genneia SA, 8.75%, 01/20/22 (b)		4,042	3,769,165
Inkia Energy Ltd., 5.88%, 11/09/27 (b)		1,409	1,335,028
NRG Energy, Inc.:
6.25%, 07/15/22		149	153,723
6.25%, 05/01/24		155	161,200
2.75%, 06/01/48 (b)(j)		2,906	3,059,257
Orazul Energy Egenor S en C por A, 5.63%, 04/28/27 (b)		1,497	1,371,626
Stoneway Capital Corp.:
10.00%, 03/01/27 (b)		5,581	5,406,855
10.00%, 03/01/27		2,028	1,965,026
Talen Energy Supply LLC:
9.50%, 07/15/22 (b)		156	156,000
6.50%, 06/01/25		3,607	2,759,355

			21,494,093
Industrial Conglomerates — 0.1%
3M Co., (3 mo. EURIBOR + 0.230%), 0.00%, 05/15/20 (a)	EUR	1,560	1,818,728
Eaton Corp., 2.75%, 11/02/22	USD	3,529	3,424,888
General Electric Co.:
(3 mo. EURIBOR + 0.300%), 0.00%, 05/28/20 (a)	EUR	740	860,829
4.50%, 03/11/44	USD	3,283	3,096,577
Grupo KUO SAB de CV, 5.75%, 07/07/27 (b)		3,203	3,054,861
Honeywell International, Inc., 3.81%, 11/21/47		1,550	1,473,679
Tyco Electronics Group SA:
3.45%, 08/01/24		865	841,477
3.13%, 08/15/27		1,860	1,729,715

			16,300,754
Insurance — 0.3%
Ambac Assurance Corp., 5.10%, 06/07/20 (b)		462	629,751
Ambac LSNI LLC, (3 mo. LIBOR US + 5.000%), 7.34%, 02/12/23 (a)(b)		2,999	3,029,035
Aon PLC, 4.75%, 05/15/45		1,475	1,475,616

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	69

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Insurance (continued)
Ardonagh Midco 3 PLC, 8.38%, 07/15/23	GBP	1,240	$1,568,061
BNP Paribas Cardif SA, (3 mo. EURIBOR + 3.930%), 4.03% (n)(o)	EUR	1,300	1,586,512
China Reinsurance Finance Corp. Ltd., 3.38%, 03/09/22	USD	1,311	1,241,093
Credit Agricole Assurances SA, (5 yr. Euro Swap + 4.350%), 4.50% (n)(o)	EUR	700	868,577
Mapfre SA, (3 mo. EURIBOR + 4.300%), 4.13%, 09/07/48 (n)		1,500	1,737,119
Marsh & McLennan Cos., Inc.:
3.75%, 03/14/26	USD	672	659,941
4.35%, 01/30/47		751	717,812
4.20%, 03/01/48		4,465	4,212,223
MetLife, Inc., 4.60%, 05/13/46		960	976,104
NN Group NV, (3 mo. EURIBOR + 3.900%), 4.38% (n)(o)	EUR	1,700	2,079,732
Principal Financial Group, Inc., 4.30%, 11/15/46	USD	1,190	1,122,192
Prudential Financial, Inc., 3.88%, 03/27/28		7,190	7,127,774
QBE Insurance Group Ltd., (10 yr. Swap Semi 30/360 US + 4.400%), 5.88%, 06/17/46 (n)		450	448,658
T&D Holdings, Inc., 0.00%, 06/05/20 (j)(k)	JPY	80,000	709,382
Travelers Cos., Inc., 4.60%, 08/01/43	USD	3,289	3,424,553
Union Life Insurance Co. Ltd., 3.00%, 09/19/21		229	198,658
Willis North America, Inc., 3.60%, 05/15/24		910	884,303

			34,697,096
Internet & Direct Marketing Retail — 0.0%
Ctrip.com International Ltd., 1.25%, 09/15/22 (j)		162	157,540

Internet Software & Services — 0.1%
United Group BV:
4.38%, 07/01/22	EUR	1,454	1,734,740
(3 mo. EURIBOR + 4.380%), 4.38%, 07/01/23 (a)		100	116,685
4.88%, 07/01/24		100	119,321
VeriSign, Inc., 4.63%, 05/01/23	USD	9,359	9,519,600

			11,490,346
IT Services — 0.4%
Banff Merger Sub, Inc., 8.38%, 09/01/26	EUR	2,260	2,643,493
Capgemini SE, 1.75%, 07/01/20		500	595,912
DXC Technology Co., 2.88%, 03/27/20	USD	3,053	3,027,538
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		277	278,542
3.00%, 08/15/26		13,500	12,474,410
4.50%, 08/15/46		1,179	1,112,722
4.75%, 05/15/48		4,550	4,512,500
LINE Corp., 0.00%, 09/19/25 (j)(k)	JPY	70,000	617,629
Total System Services, Inc.:
3.80%, 04/01/21	USD	1,910	1,916,533
3.75%, 06/01/23		5,550	5,501,138
4.80%, 04/01/26		8,040	8,273,036
Transcosmos, Inc., 0.00%, 12/22/20 (j)(k)	JPY	40,000	356,451
Vantiv LLC/Vantiv Issuer Corp., 3.88%, 11/15/25 (b)	GBP	107	136,006
Visa, Inc.:
3.15%, 12/14/25	USD	2,055	1,992,573
4.15%, 12/14/35		3,084	3,184,128
4.30%, 12/14/45		2,265	2,341,993
Xerox Corp., 3.63%, 03/15/23		2,008	1,914,992

			50,879,596
Leisure Products — 0.0%
Pinnacle Bidco PLC, 6.38%, 02/15/25	GBP	1,059	1,418,211

Life Sciences Tools & Services — 0.0%
IQVIA, Inc., 3.25%, 03/15/25	EUR	100	118,253
Thermo Fisher Scientific, Inc., 2.95%, 09/19/26	USD	5,729	5,305,468

			5,423,721

Security		Par (000)	Value
Machinery — 0.0%
Caterpillar International Finance DAC, 0.75%, 10/13/20	EUR	300	$353,975
China Conch Venture Holdings International Ltd., 0.00%, 09/05/23 (j)(k)	HKD	6,000	756,864
CRRC Corp. Ltd., 0.00%, 02/05/21 (j)(k)	USD	1,250	1,250,000
Gates Global LLC/Gates Global Co., 6.00%, 07/15/22 (b)		445	447,781
Haitian International Holdings Ltd., 2.00%, 02/13/19 (j)		1,000	998,750
Novafives SAS, 5.00%, 06/15/25	EUR	300	324,152
Platin 1426 GmbH, 5.38%, 06/15/23		1,682	1,927,263

			6,058,785
Media — 1.3%
Altice France SA, 5.88%, 02/01/27		104	125,881
Cablevision SA, 6.50%, 06/15/21 (b)	USD	661	651,085
CBS Corp., 2.30%, 08/15/19		4,291	4,268,248
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 09/30/22		561	567,135
5.13%, 02/15/23		307	308,151
5.13%, 05/01/23 (b)		305	305,473
5.75%, 01/15/24		153	155,486
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 07/23/20		13,315	13,322,521
4.46%, 07/23/22		2,721	2,766,559
(3 mo. LIBOR US + 1.650%), 3.99%, 02/01/24 (a)		208	211,991
4.50%, 02/01/24		7,170	7,213,944
4.91%, 07/23/25		9,864	10,016,177
6.38%, 10/23/35		13,680	14,712,809
5.38%, 05/01/47		3,205	3,036,755
5.75%, 04/01/48		4,600	4,602,917
Comcast Corp.:
3.15%, 03/01/26		10,540	9,950,675
4.25%, 01/15/33		4,114	4,033,018
4.40%, 08/15/35		2,849	2,795,491
3.20%, 07/15/36		9,951	8,303,195
3.40%, 07/15/46		6,901	5,583,625
Cox Communications, Inc., 3.15%, 08/15/24 (b)		9,645	9,127,468
CSC Holdings LLC:
8.63%, 02/15/19		415	421,225
10.13%, 01/15/23 (b)		879	961,626
10.88%, 10/15/25 (b)		390	453,375
Discovery Communications LLC:
3.80%, 03/13/24		4,497	4,410,491
3.95%, 06/15/25 (b)		4,175	4,073,857
5.20%, 09/20/47		2,355	2,302,570
Interpublic Group of Cos., Inc.:
3.50%, 10/01/20		1,680	1,680,150
3.75%, 10/01/21		905	906,793
Kakao Corp., 0.00%, 05/11/21 (j)(k)	KRW	400,000	391,453
Lamar Media Corp., 5.38%, 01/15/24	USD	463	472,260
NBCUniversal Media LLC, 4.45%, 01/15/43		3,047	2,908,030
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.25%, 02/15/22		312	315,900
Time Warner Cable LLC:
5.00%, 02/01/20		2,900	2,960,810
4.13%, 02/15/21		5,862	5,909,072
4.00%, 09/01/21		911	916,494
5.50%, 09/01/41		2,025	1,950,426
4.50%, 09/15/42		314	267,965
Unitymedia GmbH:
6.13%, 01/15/25 (b)		609	639,450
3.75%, 01/15/27	EUR	8,083	9,909,087
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.00%, 01/15/25 (b)	USD	539	547,295
Viacom, Inc.:
2.75%, 12/15/19		1,328	1,320,459

70	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Media (continued)
Viacom, Inc.: (continued) 4.50%, 03/01/21	USD	3,389	$3,448,910
6.88%, 04/30/36		2,460	2,801,056
Virgin Media Receivables Financing Notes I DAC, 5.50%, 09/15/24	GBP	100	130,666
Virgin Media Receivables Financing Notes II DAC, 5.75%, 04/15/23		100	133,578
Warner Media LLC:
2.10%, 06/01/19	USD	9,144	9,096,701
3.60%, 07/15/25		2,168	2,077,455
3.80%, 02/15/27		1,895	1,812,681
4.65%, 06/01/44		1,620	1,457,008
4.85%, 07/15/45		5,725	5,339,246
WMG Acquisition Corp., 4.13%, 11/01/24	EUR	100	120,155
Ziggo Bond Co. BV, 7.13%, 05/15/24		1,833	2,274,347

			174,469,195
Metals & Mining — 0.2%
Anglo American Capital PLC, 3.63%, 09/11/24 (b)	USD	7,445	7,088,082
ArcelorMittal, 5.25%, 08/05/20		200	205,894
Barrick Gold Corp., 5.25%, 04/01/42		2,470	2,572,243
Constellium NV, 4.25%, 02/15/26	EUR	100	117,835
Kaiser Aluminum Corp., 5.88%, 05/15/24	USD	82	83,820
Largo Resources Ltd., 9.25%, 06/01/21 (b)		328	342,760
Newmont Mining Corp.:
3.50%, 03/15/22		6,890	6,831,628
4.88%, 03/15/42		95	92,475
Nucor Corp., 5.20%, 08/01/43		1,640	1,783,496
Nyrstar Netherlands Holdings BV, 6.88%, 03/15/24	EUR	3,333	2,921,681
Nyrstar NV, 5.00%, 07/11/22 (j)		500	446,714
Press Metal Labuan Ltd., 4.80%, 10/30/22	USD	200	190,247
Samarco Mineracao SA, 4.13%, 11/01/22 (f)(m)		1,930	1,325,910
Shandong Iron And Steel Xinheng International Co. Ltd., 6.50%, 06/14/21		285	270,228
Steel Dynamics, Inc.:
5.13%, 10/01/21		6,532	6,603,852
5.25%, 04/15/23		312	316,618
5.50%, 10/01/24		155	158,255

			31,351,738
Multiline Retail — 0.0%
Takashimaya Co. Ltd., 0.00%, 12/11/18 (j)(k)	JPY	30,000	265,055

Multi-Utilities — 0.4%
Alliant Energy Finance LLC, 3.75%, 06/15/23 (b) .	USD	1,795	1,787,112
Ameren Illinois Co., 3.80%, 05/15/28		3,730	3,751,413
Consumers Energy Co., 4.05%, 05/15/48		1,325	1,306,146
NiSource, Inc.:
2.65%, 11/17/22		850	811,170
3.49%, 05/15/27		5,615	5,325,266
Pacific Gas & Electric Co., 6.05%, 03/01/34		5,700	6,478,864
Virginia Electric & Power Co.:
Series C, 2.75%, 03/15/23		6,530	6,323,285
Series A, 3.50%, 03/15/27		7,943	7,757,379
4.00%, 01/15/43		5,720	5,481,866
4.45%, 02/15/44		1,674	1,694,481
Series B, 4.20%, 05/15/45		2,462	2,398,056
Series C, 4.00%, 11/15/46		3,275	3,097,506
WEC Energy Group, Inc., 3.38%, 06/15/21		1,330	1,330,299

			47,542,843
Oil, Gas & Consumable Fuels — 3.7%
ABM Investama Tbk PT, 7.13%, 08/01/22		250	234,640
Anadarko Petroleum Corp., 6.20%, 03/15/40		7,600	8,427,455
Andeavor, 4.75%, 12/15/23		3,000	3,096,884
Andeavor Logistics LP/Tesoro Logistics Finance Corp.:
5.50%, 10/15/19		6,486	6,607,742

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Andeavor Logistics LP/Tesoro Logistics Finance Corp.: (continued) 6.38%, 05/01/24	USD	207	$219,420
5.25%, 01/15/25		850	870,553
4.25%, 12/01/27		1,615	1,578,003
5.20%, 12/01/47		4,355	4,348,933
Antero Resources Corp.:
5.38%, 11/01/21		2,694	2,728,483
5.13%, 12/01/22		2,999	3,045,484
5.63%, 06/01/23		2,225	2,277,844
5.00%, 03/01/25		1,135	1,143,513
Apache Corp.:
2.63%, 01/15/23		2,997	2,860,103
5.10%, 09/01/40		2,505	2,477,533
4.25%, 01/15/44		7,170	6,355,958
Bruin E&P Partners LLC, 8.88%, 08/01/23 (b)		2,821	2,905,630
Buckeye Partners LP, 4.88%, 02/01/21		10,950	11,147,663
Bukit Makmur Mandiri Utama PT, 7.75%, 02/13/22		450	461,250
Bumi Resources Tbk PT, 0.00%, 12/11/22 (j)(k)		50	20,102
Carrizo Oil & Gas, Inc., 7.50%, 09/15/20		963	963,000
Cenovus Energy, Inc., 4.25%, 04/15/27		7,575	7,322,376
Chaparral Energy, Inc., 8.75%, 07/15/23 (b)		1,946	1,941,135
Cheniere Corp.us Christi Holdings LLC, 7.00%, 06/30/24		517	566,115
Cheniere Energy Partners LP, 5.25%, 10/01/25		156	156,192
Cheniere Energy, Inc., 4.88% (4.88 Cash or 4.88% PIK), 05/28/21 (b)(j)(l)		14,580	15,505,831
Chesapeake Energy Corp.:
6.63%, 08/15/20		623	651,035
6.13%, 02/15/21		260	266,500
8.00%, 12/15/22 (b)		12,178	12,726,010
7.00%, 10/01/24		9,547	9,547,000
5.50%, 09/15/26 (j)		5,756	5,685,472
Cimarex Energy Co.:
4.38%, 06/01/24		9,040	9,118,178
3.90%, 05/15/27		6,100	5,827,363
Concho Resources, Inc., 3.75%, 10/01/27		10,795	10,303,802
Continental Resources, Inc.:
5.00%, 09/15/22		8,495	8,618,177
4.50%, 04/15/23		18,258	18,579,378
3.80%, 06/01/24		5,830	5,717,259
CVR Refining LLC/Coffeyville Finance, Inc., 6.50%, 11/01/22		311	315,665
DCP Midstream Operating LP, 5.35%, 03/15/20 (b)		208	212,680
DEA Finance SA, 7.50%, 10/15/22	EUR	130	161,369
Devon Energy Corp., 4.00%, 07/15/21	USD	2,889	2,916,051
Diamondback Energy, Inc., 5.38%, 05/31/25		4,436	4,524,720
Enbridge, Inc.:
2.90%, 07/15/22		5,945	5,766,366
3.70%, 07/15/27		4,740	4,577,637
Energy Resources LLC, 8.00%, 09/30/22 (e)		152	146,260
Energy Transfer Equity LP:
4.25%, 03/15/23		16,310	16,208,062
5.88%, 01/15/24		9,889	10,408,172
Energy Transfer Partners LP:
4.90%, 02/01/24		1,170	1,205,904
6.50%, 02/01/42		10,400	11,421,703
Energy Transfer Partners LP/Regency Energy Finance Corp.:
5.88%, 03/01/22		12,000	12,697,345
5.00%, 10/01/22		2,290	2,371,698
4.50%, 11/01/23		8,075	8,184,690
Enterprise Products Operating LLC:
5.10%, 02/15/45		1,248	1,314,652
4.90%, 05/15/46		5,273	5,453,150

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	71

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
EOG Resources, Inc.:
4.15%, 01/15/26	USD	2,601	$2,659,876
3.90%, 04/01/35		1,670	1,630,114
Exxon Mobil Corp., 1.82%, 03/15/19		7,393	7,367,564
Frontera Energy Corp., 9.70%, 06/25/23 (b)		1,859	1,947,303
Hammerhead Resources, Inc., 9.00%, 07/10/22		4,789	4,621,385
Hess Corp., 5.80%, 04/01/47		2,600	2,738,218
Kinder Morgan Energy Partners LP:
5.80%, 03/15/35		2,195	2,397,268
6.38%, 03/01/41		910	1,037,462
5.00%, 03/01/43		1,265	1,238,059
Kinder Morgan, Inc., 5.05%, 02/15/46		11,410	11,415,953
Marathon Petroleum Corp., 5.85%, 12/15/45		1,915	2,012,470
Medco Straits Services Pte Ltd., 8.50%, 08/17/22		1,250	1,298,438
MPLX LP:
4.88%, 06/01/25		2,731	2,820,407
4.13%, 03/01/27		6,280	6,116,802
5.20%, 03/01/47		1,844	1,847,705
Newfield Exploration Co., 5.38%, 01/01/26		4,140	4,290,075
NGPL PipeCo LLC, 4.38%, 08/15/22 (b)		4,575	4,609,313
Northern Oil and Gas, Inc., 9.50% (8.50% Cash or 9.50% PIK), 05/15/23 (b)(l)		1,392	1,468,560
Northwest Pipeline LLC, 4.00%, 04/01/27 (b)		9,485	9,180,236
Oasis Petroleum, Inc.:
6.50%, 11/01/21		1,547	1,566,338
6.88%, 03/15/22		3,874	3,941,718
Odebrecht Offshore Drilling Finance Ltd.:
6.72%, 12/01/22 (b)		1,200	1,135,653
7.72% (7.72% Cash or 7.72% PIK), 12/01/26 (b)(l)		36	10,360
Odebrecht Oil & Gas Finance Ltd., 0.00% (b)(k)(o)		193	1,926
Pacific Drilling First Lien Escrow Issuer Ltd., 8.38%, 10/01/23 (b)		3,327	3,435,128
Pioneer Natural Resources Co., 4.45%, 01/15/26		13,690	14,024,359
Plains All American Pipeline LP/PAA Finance Corp., 3.65%, 06/01/22		955	943,319
Puma International Financing SA, 5.00%, 01/24/26 (b)		3,148	2,636,450
Resolute Energy Corp., 8.50%, 05/01/20		6,539	6,547,174
Rockies Express Pipeline LLC:
6.00%, 01/15/19 (b)		5,314	5,352,527
5.63%, 04/15/20 (b)		2,530	2,599,575
Sabine Pass Liquefaction LLC:
5.63%, 04/15/23		12,277	13,054,903
5.75%, 05/15/24		11,909	12,783,952
5.88%, 06/30/26		4,000	4,319,992
Sable Permian Resources Land LLC, 13.00%, 11/30/20 (b)		1,080	1,177,200
Spectra Energy Partners LP, 4.50%, 03/15/45		6,470	6,189,174
Sunoco Logistics Partners Operations LP, 5.40%, 10/01/47		7,980	7,893,558
Talos Production LLC/Talos Production Finance, Inc., 11.00%, 04/03/22 (b)		2,682	2,869,740
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.13%, 11/15/19		668	665,495
Tecpetrol SA, 4.88%, 12/12/22 (b)		1,890	1,717,538
TransCanada PipeLines Ltd., 4.88%, 05/15/48		4,780	4,885,669
Transcontinental Gas Pipe Line Co. LLC:
7.85%, 02/01/26		3,073	3,743,198
4.00%, 03/15/28		6,240	6,097,349
4.60%, 03/15/48		1,270	1,236,079
Tullow Oil Jersey Ltd., 6.63%, 07/12/21 (j)		3,200	4,172,800

Security		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Tullow Oil PLC:
6.25%, 04/15/22 (b)	USD	715	$716,788
7.00%, 03/01/25 (b)		500	488,750
Valero Energy Corp., 3.65%, 03/15/25		8,755	8,561,874
Whiting Petroleum Corp., 1.25%, 04/01/20 (j)		1,056	1,012,758
Williams Cos., Inc.:
4.00%, 11/15/21		2,380	2,401,859
3.70%, 01/15/23		3,762	3,722,838
4.55%, 06/24/24		2,090	2,123,410
7.50%, 01/15/31		2,400	2,915,057
5.75%, 06/24/44		5,080	5,436,449
Williams Partners LP, 4.00%, 09/15/25		6,610	6,503,815
Yankuang Group Cayman Ltd., 4.75%, 11/30/20		770	751,170

			480,521,290
Paper & Forest Products — 0.1%
Daio Paper Corp., 0.00%, 09/17/20 (j)(k)	JPY	140,000	1,387,740
Eldorado Intl. Finance GmbH, 8.63%, 06/16/21 (b)	USD	1,939	1,985,051
Georgia-Pacific LLC, 7.38%, 12/01/25		3,288	3,928,024
Sappi Papier Holding GmbH, 4.00%, 04/01/23	EUR	100	119,890
Smurfit Kappa Acquisitions ULC, 2.88%, 01/15/26		117	140,088
Suzano Austria GmbH, 6.00%, 01/15/29 (b)	USD	3,096	3,107,610

			10,668,403
Personal Products — 0.0%
Unilever NV, 1.75%, 08/05/20	EUR	442	530,349

Pharmaceuticals — 0.7%
Allergan Finance LLC, 3.25%, 10/01/22	USD	7,075	6,946,427
Allergan Funding SCS, 3.80%, 03/15/25		32,321	31,650,131
Bayer US Finance II LLC:
3.38%, 07/15/24 (b)		733	697,911
3.60%, 07/15/42 (b)		2,845	2,230,806
Bayer US Finance LLC, 3.38%, 10/08/24 (b)		2,902	2,765,365
Glenmark Pharmaceuticals Ltd., 2.00%, 06/28/22 (j)		500	502,313
Johnson & Johnson, 3.63%, 03/03/37		1,075	1,034,330
Merck & Co., Inc., 3.60%, 09/15/42		835	787,801
Sanofi:
0.00%, 03/21/20	EUR	900	1,046,999
(3 mo. EURIBOR + 0.150%), 0.00%, 03/21/20 (a)		1,500	1,747,641
Shire Acquisitions Investments Ireland DAC, 1.90%, 09/23/19	USD	22,280	22,041,785
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 07/19/19		521	511,828
Valeant Pharmaceuticals International, Inc.:
7.50%, 07/15/21 (b)		5,299	5,398,356
6.50%, 03/15/22 (b)		4,879	5,074,160
7.00%, 03/15/24 (b)		1,234	1,303,721
Wyeth LLC, 5.95%, 04/01/37		5,860	7,103,470

			90,843,044
Professional Services — 0.0%
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 04/15/22 (b)		1,671	1,629,225

Real Estate Management & Development — 0.3%
ADLER Real Estate AG:
1.50%, 12/06/21	EUR	560	653,890
1.88%, 04/27/23		1,000	1,136,313
2.13%, 02/06/24		2,207	2,499,346
3.00%, 04/27/26		1,200	1,360,820
Agile Group Holdings Ltd., 8.50%, 07/18/21	USD	800	818,615

72	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Real Estate Management & Development (continued)
Akelius Residential Property AB, (5 yr. Euro Swap + 3.490%), 3.88%, 10/05/78 (n)	EUR	100	$116,045
Central China Real Estate Ltd., 6.88%, 10/23/20	USD	1,000	988,750
China Evergrande Group:
6.25%, 06/28/21		428	414,090
4.25%, 02/14/23 (j)	HKD	15,000	1,710,408
7.50%, 06/28/23	USD	476	436,135
8.75%, 06/28/25		296	266,770
China Overseas Finance Investment Cayman V Ltd., 0.00%, 01/05/23 (j)(k)		1,400	1,477,350
China SCE Property Holdings Ltd., 7.45%, 04/17/21		400	392,422
CIFI Holdings Group Co. Ltd.:
0.00%, 02/12/19 (j)(k)	HKD	4,000	507,131
6.38%, 05/02/20	USD	700	694,750
6.88%, 04/23/21		980	960,400
5.50%, 01/23/22		1,300	1,186,250
Country Garden Holdings Co. Ltd.:
7.13%, 01/27/22		600	604,843
8.00%, 01/27/24		650	651,626
Fantasia Holdings Group Co. Ltd.:
8.38%, 03/08/21		510	426,380
7.38%, 10/04/21		645	511,063
7.95%, 07/05/22		530	414,063
Five Point Operating Co. LP/Five Point Capital Corp., 7.88%, 11/15/25 (b)		104	104,669
Future Land Development Holdings Ltd.:
2.25%, 02/10/19 (j)	HKD	7,300	932,285
5.00%, 02/16/20	USD	400	390,064
6.50%, 09/12/20		700	689,500
Global Prime Capital Pte Ltd., 7.25%, 04/26/21	.	840	843,150
Greenland Global Investment Ltd., 6.75%, 05/22/19		300	301,125
Guorui Properties Ltd., 7.00%, 03/21/20		211	178,839
Jingrui Holdings Ltd., 9.45%, 04/23/21		700	662,046
Kaisa Group Holdings Ltd., 8.50%, 06/30/22		504	415,528
Lodha Developers International Ltd., 12.00%, 03/13/20		200	198,466
New Metro Global Ltd., 6.50%, 04/23/21		200	195,500
No Va Land Investment Group Corp., 5.50%, 04/27/23 (j)		800	794,000
Poly Real Estate Finance Ltd., 4.75%, 09/17/23 .		1,700	1,667,246
Powerlong Real Estate Holdings Ltd.:
0.00%, 02/11/19 (j)(k)	HKD	5,000	627,048
6.95%, 04/17/21	USD	400	375,000
Redco Properties Group Ltd., 7.00%, 11/14/18	.	50	50,063
RPG Byty SRO, 3.38%, 10/15/24	EUR	100	116,812
Shui On Development Holding Ltd., (5 yr. Swap Semi 30/360 US + 8.810%), 7.50% (j)(n)(o)	USD	500	507,492
Singha Estate PCL, 2.00%, 07/20/22 (j)		1,000	975,570
Summit Germany Ltd., 2.00%, 01/31/25	EUR	100	110,755
Sunac China Holdings Ltd.:
8.63%, 07/27/20	USD	400	404,000
6.88%, 08/08/20		800	783,868
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.25%, 04/15/21 (b).		2,305	2,313,644
Times China Holdings Ltd.:
6.25%, 01/17/21		200	191,000
5.75%, 04/26/22		200	180,228
TLG Immobilien AG, 1.38%, 11/27/24	EUR	400	454,793
VLL International, Inc., 5.75%, 11/28/24	USD	375	348,293
Xinyuan Real Estate Co. Ltd., 9.88%, 03/19/20	.	410	375,662
Yuzhou Properties Co. Ltd., 7.90%, 05/11/21		1,200	1,197,000

			34,611,106

Security		Par (000)	Value
Road & Rail — 0.3%
Avis Budget Finance PLC, 4.75%, 01/30/26	EUR	2,219	$2,576,368
Burlington Northern Santa Fe LLC:
4.15%, 04/01/45	USD	1,419	1,399,532
4.70%, 09/01/45		1,265	1,342,264
4.13%, 06/15/47		4,080	4,044,171
4.15%, 12/15/48		720	711,979
CSX Corp., 4.25%, 11/01/66		2,578	2,312,611
Hertz Corp.:
5.88%, 10/15/20		516	513,420
7.38%, 01/15/21		2,083	2,080,396
Hertz Holdings Netherlands BV, 5.50%, 03/30/23	EUR	2,031	2,407,408
Nagoya Railroad Co. Ltd., 0.00%, 12/11/24 (j)(k) .	JPY	10,000	96,836
Norfolk Southern Corp.:
3.65%, 08/01/25	USD	625	620,865
4.05%, 08/15/52		3,247	3,038,287
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26 (b)		7,682	7,150,708
Ryder System, Inc., 3.75%, 06/09/23		455	453,960
Union Pacific Corp.:
3.38%, 02/01/35		4,034	3,629,050
3.60%, 09/15/37		5,060	4,634,105
3.80%, 01/01/51		1,440	1,279,497
3.88%, 02/01/55		4,114	3,618,096
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 05/14/26		2,893	2,801,842

			44,711,395
Semiconductors & Semiconductor Equipment — 1.0%
Analog Devices, Inc.:
2.50%, 12/05/21		6,304	6,065,879
3.90%, 12/15/25		680	667,437
3.50%, 12/05/26		7,410	7,096,997
5.30%, 12/15/45		374	399,592
Applied Materials, Inc.:
5.10%, 10/01/35		4,030	4,422,841
4.35%, 04/01/47		1,958	1,949,378
ASM Pacific Technology Ltd., 2.00%, 03/28/19 (j)	HKD	4,000	516,712
Broadcom Corp./Broadcom Cayman Finance Ltd.:
2.38%, 01/15/20	USD	16,809	16,611,790
2.20%, 01/15/21		4,190	4,059,800
3.00%, 01/15/22		37,309	36,348,666
Lam Research Corp., 2.75%, 03/15/20		3,359	3,339,364
Neo Solar Power Corp., 0.00%, 10/27/19 (j)(k)		700	685,125
NXP BV/NXP Funding LLC:
4.13%, 06/15/20 (b)		1,219	1,226,619
4.13%, 06/15/20		200	201,000
4.13%, 06/01/21 (b)		5,704	5,697,840
4.63%, 06/15/22 (b)		2,745	2,769,019
3.88%, 09/01/22 (b)		10,945	10,835,550
QUALCOMM, Inc.:
2.60%, 01/30/23		7,895	7,589,442
4.80%, 05/20/45		3,119	3,159,127
4.30%, 05/20/47		8,715	8,189,837
Texas Instruments, Inc., 4.15%, 05/15/48		2,275	2,284,324

			124,116,339
Software — 0.6%
Autodesk, Inc., 3.50%, 06/15/27		12,270	11,428,647
CDK Global, Inc., 3.80%, 10/15/19		2,000	2,001,000
Microsoft Corp.:
3.50%, 02/12/35		5,373	5,182,874
3.45%, 08/08/36		14,080	13,424,391
3.70%, 08/08/46		14,915	14,265,873

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	73

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Software (continued)
Oracle Corp.:
2.25%, 01/10/21	EUR	600	$731,986
2.65%, 07/15/26	USD	2,190	2,032,600
3.25%, 11/15/27	USD	4,289	4,126,926
3.90%, 05/15/35		5,276	5,105,975
4.00%, 07/15/46		5,854	5,578,890
4.00%, 11/15/47		2,015	1,913,392
PT Jersey Ltd., 0.50%, 11/19/19 (j)	EUR	1,500	1,701,350
SAP SE, (3 mo. EURIBOR + 0.300%), 0.00%, 04/01/20 (a)		310	361,294
VMware, Inc., 2.30%, 08/21/20	USD	6,036	5,917,143

			73,772,341
Specialty Retail — 0.1%
Home Depot, Inc., 5.88%, 12/16/36		2,385	2,902,876
Lowe’s Cos., Inc., 4.38%, 09/15/45		4,380	4,412,039
Tendam Brands SAU, 5.00%, 09/15/24	EUR	305	335,529

			7,650,444
Technology Hardware, Storage & Peripherals — 0.4%
Apple Inc.:
3.00%, 02/09/24	USD	7,371	7,226,045
2.85%, 05/11/24		16,215	15,719,623
3.85%, 05/04/43		2,970	2,858,732
3.45%, 02/09/45		1,934	1,735,188
4.65%, 02/23/46		10,645	11,500,199
Dell International LLC/EMC Corp.:
5.88%, 06/15/21 (b)		463	476,879
8.35%, 07/15/46 (b)		1,058	1,316,951
Dell, Inc., 5.88%, 06/15/19		771	785,649
Hewlett Packard Enterprise Co., 2.85%, 10/05/18		2,911	2,911,104
Seagate HDD Cayman, 4.25%, 03/01/22		2,330	2,315,438

			46,845,808
Textiles, Apparel & Luxury Goods — 0.0%
European TopSoho Sarl, 4.00%, 09/21/21 (j)	EUR	700	865,562
PVH Corp., 3.13%, 12/15/27		155	178,775

			1,044,337
Tobacco — 0.2%
BAT Capital Corp.:
(3 mo. EURIBOR + 0.500%), 0.18%, 08/16/21 (a)		740	859,455
3.22%, 08/15/24 (b)	USD	6,110	5,823,671
4.54%, 08/15/47 (b)		6,417	5,911,224
Philip Morris International, Inc., 1.75%, 03/19/20	EUR	220	262,063
Reynolds American, Inc., 4.45%, 06/12/25	USD	17,240	17,367,053

			30,223,466
Trading Companies & Distributors — 0.2%
Air Lease Corp., 2.63%, 07/01/22		5,215	4,991,645
Ashtead Capital, Inc.:
5.63%, 10/01/24 (b)		2,016	2,089,080
4.13%, 08/15/25 (b)		998	948,100
5.25%, 08/01/26 (b)		330	333,382
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		134	138,690
BlueLine Rental Finance Corp./BlueLine Rental LLC, 9.25%, 03/15/24 (b)		616	647,570
GATX Corp.:
2.60%, 03/30/20		2,962	2,924,523
3.85%, 03/30/27		2,336	2,220,443
HD Supply, Inc., 5.75%, 04/15/24 (b)(c)		156	163,995

Security		Par (000)	Value
Trading Companies & Distributors (continued)
Herc Rentals, Inc.:
7.50%, 06/01/22 (b)	USD	4,802	$5,078,115
7.75%, 06/01/24 (b)		4,373	4,705,610
Loxam SAS:
4.25%, 04/15/24	EUR	100	122,702
6.00%, 04/15/25		100	124,116

			24,487,971
Transportation Infrastructure — 0.1%
Adani Ports & Special Economic Zone Ltd., 4.00%, 07/30/27	USD	203	183,353
Aeropuertos Argentina 2000 SA, 6.88%, 02/01/27 (b)		1,183	1,134,201
Aeropuertos Dominicanos Siglo XXI SA, 6.75%, 03/30/29 (b)		706	726,121
APRR SA, 1.13%, 01/15/21	EUR	400	474,435
Hidrovias International Finance S.à r.l., 5.95%, 01/24/25 (b)	USD	1,890	1,719,900
Jasa Marga Persero Tbk PT, 7.50%, 12/11/20	IDR	7,260,000	455,288
Newcastle Coal Infrastructure Group Pty Ltd., 4.40%, 09/29/27	USD	412	373,821
Royal Capital BV, 5.88% (o)		537	501,424
Rumo Luxembourg Sarl:
7.38%, 02/09/24 (b)		2,818	2,867,315
5.88%, 01/18/25 (b)		2,174	2,021,820
Shanghai Port Group BVI Holding Co. Ltd., 0.00%, 08/09/22 (j)(k)		1,400	1,463,350
Zhejiang Expressway Co. Ltd., 0.00%, 04/21/22 (j)(k)	EUR	1,900	2,098,837

			14,019,865
Wireless Telecommunication Services — 0.8%
Digicel Group Ltd., 7.13%, 04/01/22 (b)	USD	928	607,840
Rogers Communications, Inc., 5.00%, 03/15/44 .		775	811,130
SoftBank Group Corp.:
4.00%, 04/20/23	EUR	200	244,262
5.00%, 04/15/28		1,930	2,232,511
Sprint Capital Corp., 6.90%, 05/01/19	USD	675	685,969
Sprint Communications, Inc.:
9.00%, 11/15/18 (b)		155	155,961
7.00%, 03/01/20 (b)		603	625,613
Sprint Corp.:
7.88%, 09/15/23		312	336,570
7.13%, 06/15/24		156	161,850
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC:
3.36%, 03/20/23 (b)		17,295	17,230,144
4.74%, 03/20/25 (b)		31,575	31,560,791
Vodafone Group PLC:
0.00%, 11/26/20 (j)(k)	GBP	3,100	3,880,960
3.75%, 01/16/24	USD	24,888	24,605,977
4.13%, 05/30/25		4,285	4,251,852
5.25%, 05/30/48		11,060	11,104,163

			98,495,593

Total Corporate Bonds — 33.3% (Cost: $4,436,762,763)			4,351,259,196

74	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Floating Rate Loan Interests(a) — 3.5%

Aerospace & Defense — 0.1%
Hensoldt Holding Gmbh (FKA Kite Holding Germany Gmbh), Facility B3 (3 mo. EURIBOR + 3.500%, 0.000% Floor), 3.50%, 02/28/24	EUR	1,000	$1,155,975
TransDigm, Inc., New Tranche G Term Loan (1 mo. LIBOR US + 2.500%, 0.000% Floor), 4.74%, 08/22/24	USD	6,216	6,232,802

			7,388,777

Air Freight & Logistics — 0.1%
XPO Logistics, Inc., Refinancing Term Loan (2018) (1 mo. LIBOR US + 2.000%, 0.000% Floor), 4.23%, 02/24/25		5,753	5,778,681

Airlines — 0.1%
Gol Luxco SA, Term Loan (6 mo. FIXED US + 6.500%, 0.000% Floor), 6.50%, 08/31/20 (p)		7,462	7,639,223

Banks — 0.2%
Goldman Sachs Bank USA:
Term Loan B (Carval), (3 mo. LIBOR US + 1.75%, 0.25% Floor), 4.09%, 12/29/18 (a)		11,581	11,581,042
Term Loan B (MFA), (3 mo. LIBOR US + 0.000%, 0.25% Floor), 12/29/18 (a)		13,255	13,255,221

			24,836,263

Building Products — 0.0%
Jeld-Wen, Inc., Term B-4 Loan (3 mo. LIBOR US + 2.000%, 0.000% Floor), 4.39%, 12/14/24		3,235	3,242,010

Capital Markets — 0.3%
ION Trading Technologies S.à r.l., Initial Euro Term Loan (2018) (First Lien), 11/21/24 (q)	EUR	1,489	1,714,476
LSTAR Securities Investment Ltd., Term Loan, (1 mo. LIBOR US + 2.000%)2.000%, 04/01/21 (d)	USD	40,089	39,948,539

			41,663,015

Chemicals — 0.1%
Allnex (Luxembourg) & Cy SCA (FKA AI Chem & Cy SCA), Tranche B-1 Term Loan (3 mo. EURIBOR + 3.250%, 0.000% Floor), 3.25%, 09/13/23	EUR	1,485	1,722,888
Chemours Co., Tranche B-2 Euro Term Loan (3 mo. EURIBOR + 2.000%, 0.500% Floor), 2.50%, 04/03/25		907	1,056,743
MacDermid Agricultural Solutions Holdings BV (Netherlands Agricultural Investment Partners LLC), Euro Tranche C-5 Term Loan (1 mo. EURIBOR + 2.750%, 0.750% Floor), 3.50%, 06/07/23		922	1,072,346
MacDermid, Inc. (Platform Specialty Products Corp.), Euro Tranche C-6 Term Loan (1 mo. EURIBOR + 2.500%, 0.750% Floor), 3.25%, 06/07/20		663	770,795
Starfruit Finco BV (AKA AzkoNobel), Euro Term Loan B, 09/19/25 (q)		2,000	2,340,396

			6,963,168

Commercial Services & Supplies — 0.1%
Bach Finance Ltd., Initial Euro Term Loan (First Lien) (3 mo. EURIBOR + 3.250%, 0.000% Floor), 3.25%, 08/30/24		2,000	2,326,859

Security		Par (000)	Value
Commercial Services & Supplies (continued)
NRC U.S. Holding Co. LLC, Initial Term Loan (1 mo. LIBOR US + 5.250%, 1.000% Floor), 7.49%, 06/11/24	USD	7,917	$7,877,190
Verisure Holding AB (Public), Facility B1E, 10/21/22 (q)	EUR	1,500	1,737,847

			11,941,896

Construction & Engineering — 0.1%
Pisces Midco, Inc. (AKA PlyGem Industries, Inc.), Initial Term Loan (3 mo. LIBOR US + 3.750%, 0.000% Floor), 6.09%, 04/12/25	USD	10,464	10,555,333
PLH Infrastructure Services, Inc., Term Loan (3 mo. LIBOR US + 6.000%, 0.000% Floor), 8.34%, 08/07/23 (d)		3,595	3,523,100

			14,078,433

Construction Materials — 0.1%
LSF10 XL Bidco SCA (AKA Xella Int), Facility B (3 mo. EURIBOR + 4.000%, 0.000% Floor), 4.00%, 04/11/24	EUR	1,333	1,549,016
Summit Materials, LLC, New Term Loan (1 mo. LIBOR US + 2.000%, 0.000% Floor), 4.24%, 11/21/24	USD	8,685	8,695,358

			10,244,374

Consumer Finance — 0.0%
Evergood 4 APS, Facility B1E (3 mo. EURIBOR + 3.000%, 0.000% Floor), 3.00%, 02/06/25	EUR	882	1,024,370
Financial & Risk U.S. Holdings, Inc., Term Loan (EUR), 09/18/25 (q)		416	485,962

			1,510,332

Containers & Packaging — 0.1%
Crown Holdings, Inc., Euro Term B Loan (1 mo. EURIBOR + 2.375%, 0.000% Floor), 2.38%, 04/03/25		1,895	2,208,114
Klockner Pentaplast of America, Inc. (FKA Kleopatra Acquisition Corp.), Euro Term Loan (3 mo. EURIBOR + 4.750%, 0.000% Floor), 4.75%, 06/30/22		1,500	1,643,070
Reynolds Group Holdings, Inc., Incremental U.S. Term Loan (1 mo. LIBOR US + 2.750%, 0.000% Floor), 4.99%, 02/05/23	USD	8,724	8,760,718
Verallia Packaging (FKA Horizon Holdings III), Facility B4 (1 mo. EURIBOR + 2.750%, 0.000% Floor), 2.75%, 10/31/22	EUR	1,927	2,231,863

			14,843,765

Diversified Financial Services — 0.4%
BSREP II Houston Office 1HC Owner LLC, Mezzanine Loan (1 mo. LIBOR US + 2.500%, 0.000% Floor), 4.62%, 12/09/22 (d)	USD	13,000	13,000,000
CD&R Firefly Bidco Ltd., Facility B1 (2 mo. LIBOR US + 4.500%, 0.000% Floor), 5.25%, 06/23/25	GBP	1,000	1,301,778
Goldman Sachs Lending Partners LLC:
Term Loan A (Carval), (3 mo. LIBOR US + 1.750%, 0.25% Floor), 4.09%, 12/29/18	USD	6,557	6,556,844
Term Loan A (MFA), (3 mo. LIBOR US + 0.000%, 0.25% Floor), 12/29/18		5,362	5,361,604
Intelsat Jackson Holdings SA, Tranche B-3 Term Loan (1 mo. LIBOR US + 3.750%, 1.000% Floor), 5.98%, 11/27/23		1,275	1,279,424

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	75

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Diversified Financial Services (continued)
Stars Group Holdings BV, USD Term Loan (3 mo. LIBOR US + 3.500%, 0.000% Floor), 5.89%, 07/10/25	USD	22,624	$22,822,985
Tackle S.à r.l., New Facility B (3 mo. EURIBOR + 3.250%, 0.000% Floor), 3.25%, 08/08/22	EUR	1,000	1,161,537
Veritas U.S., Inc., New Euro Term B Loan (1 mo. EURIBOR + 4.500%, 1.000% Floor), 5.50%, 01/27/23		3,245	3,641,263
Virgin Media SFA Finance Ltd., L Facility (1 mo. LIBOR US + 3.250%, 0.000% Floor), 3.97%, 01/15/27	GBP	2,000	2,603,842

			57,729,277

Diversified Telecommunication Services — 0.2%
Euskaltel SA, Facility B-4 (3 mo. EURIBOR + 2.750%, 0.000% Floor), 2.75%, 11/27/24	EUR	1,000	1,155,662
Level 3 Financing, Inc., Tranche B 2024 Term Loan (1 mo. LIBOR US + 2.250%, 0.000% Floor), 4.43%, 02/22/24	USD	8,797	8,820,246
TDC A/S, Facility B1 (3 mo. EURIBOR US + 3.50%, 0.00% Floor), 3.50%, 06/04/25	EUR	6,000	7,008,859
Ziggo Secured Finance BV, Term Loan F Facility (6 mo. EURIBOR + 3.000%, 0.000% Floor), 3.00%, 04/15/25		2,000	2,320,450

			19,305,217

Electric Utilities — 0.1%
Generacion Centro SA (Albanesi Energia SA), Tranche A Term Loan, 0.00%, 03/31/23	USD	5,000	5,000,000
Vistra Operations Co. LLC (FKA Tex Operations Co. LLC):
2016 Incremental Term Loan (1 mo. LIBOR US + 2.250%, 0.000% Floor), 4.49%, 12/14/23		3,828	3,835,815
2018 Incremental Term Loan (1 mo. LIBOR US + 2.000%, 0.000% Floor), 4.16%, 12/31/25		3,230	3,232,910
2018 Incremental Term Loan (1 mo. LIBOR US + 2.00%, 0.00% Floor), 4.24%, 12/01/25		1,173	1,174,355

			13,243,080

Electronic Equipment, Instruments & Components — 0.1%
Robertshaw U.S. Holding Corp. (FKA Fox U.S. Bidco Corp.):
Initial Term Loan (First Lien) (1 mo. LIBOR US + 3.500%, 1.000% Floor), 5.75%, 02/28/25		7,457	7,391,798
Initial Term Loan (Second Lien) (1 mo. LIBOR US + 8.000%, 1.000% Floor), 10.25%, 02/28/26 (d)		1,795	1,723,200

			9,114,998

Energy Equipment & Services — 0.0%
Pioneer Energy Services Corp. (FKA Pioneer Drilling Co.), Term Loan (1 mo. LIBOR US + 7.750%, 1.000% Floor), 9.90%, 11/08/22 (d)		5,012	5,112,240

Health Care Providers & Services — 0.0%
Diaverum Holding S.a r.l. (FKA Velox Bidco S.a.r.l.), Facility B (6 mo. EURIBOR + 3.250%, 0.000% Floor), 3.25%, 07/04/24	EUR	2,000	2,293,072
Elsan SAS (FKA Vedici Investissements), Facility B2 (1 mo. EURIBOR + 3.750%, 0.000% Floor), 3.75%, 10/31/22		1,000	1,170,721

Security	Par (000)		Value
Health Care Providers & Services (continued)
HomeVi, Senior Facility B, 10/31/24 (q)	EUR	1,000	$1,167,179

			4,630,972

Hotels, Restaurants & Leisure — 0.1%
GVC Holdings PLC, Facility B1 (3 mo. EURIBOR + 2.750%, 0.000% Floor), 2.75%, 03/02/23		2,500	2,901,723
MGM Growth Properties Operating Partnership LP, Term B Loan (1 mo. LIBOR US + 2.000%, 0.000% Floor), 4.24%, 03/21/25	USD	7,475	7,480,684
Scientific Games International, Inc.:
Initial Term B-5 Loan (1 mo. LIBOR US + 2.750%, 0.000% Floor), 4.99%, 08/14/24		1,102	1,100,385
Initial Term B-5 Loan (2 mo. LIBOR US + 2.75%, 0.00% Floor), 5.04%, 08/14/24		4,622	4,612,940

			16,095,732

Household Durables — 0.0%
Keter Group BV, Term Loan B4, 10/31/23 (q)	EUR	2,500	2,636,191

IT Services — 0.1%
First Data Corp., 2024A New Dollar Term Loan (1 mo. LIBOR US + 2.000%, 0.000% Floor), 4.21%, 04/26/24	USD	8,789	8,795,353

Life Sciences Tools & Services — 0.0%
Iqvia, Inc. (Quintiles IMS):
Term B-1 Euro Loan (3 mo. EURIBOR + 2.000%, 0.750% Floor), 2.75%, 03/07/24	EUR	992	1,153,878
Term B-2 Euro Loan, 06/11/25 (q)		998	1,159,305

			2,313,183

Machinery — 0.0%
Gates Global LLC, Initial B-2 Dollar Term Loan (1 mo. LIBOR US + 2.750%, 1.000% Floor), 4.99%, 04/01/24	USD	5,724	5,756,110

Media — 0.1%
Charter Communications Operating LLC (AKA CCO Safari LLC), Term A-2 Loan (1 mo. LIBOR US + 1.500%, 0.000% Floor), 3.75%, 03/31/23		7,466	7,456,173
Dorna Sports SL, B2€ Term Loan Facility, 05/03/24 (q)	EUR	957	1,101,521
SFR Group SA (Ypso France SAS) (AKA Numericable U.S. LLC), EUR TLB-11 Term Loan (3 mo. EURIBOR + 3.000%, 0.000% Floor), 3.00%, 07/31/25		1,330	1,522,462
Springer Science+Business Media Deutschland GMBH (FKA Blitz 13-253 GmbH), Initial Term B12 Loan (3 mo. EURIBOR + 3.250%, 0.500% Floor), 3.75%, 08/15/22		978	1,137,756

			11,217,912

Metals & Mining — 0.0%
Samarco Mineracao SA, Term Loan (3 mo. LIBOR US + 1.400%, 0.000% Floor), 3.74%, 12/02/18 (d)	USD	1,846	1,190,670

Mortgage Real Estate Investment Trusts (REITs) — 0.3%
ATX Office Owner, Term Loan (1 mo. LIBOR US + 2.247%, 0.000% Floor), 4.38%, 11/01/24 (d)		5,000	5,000,000
Chimera Special Holding LLC, Term Loan, (1 mo. LIBOR US + 2.00%), 2.00%, 10/06/19 (d)		38,503	38,503,076

			43,503,076

76	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
Oil, Gas & Consumable Fuels — 0.2%
California Resources Corp.:
Initial Loan (1 mo. LIBOR US + 4.750%, 1.000% Floor), 6.96%, 12/31/22	USD	5,498	$5,578,161
Loan (1 mo. LIBOR US + 10.38%, 1.00% Floor), 10.38%, 12/31/21		7,760	8,597,459
EG Group Ltd., Facility B (EUR) (3 mo. EURIBOR + 4.000%, 0.000% Floor), 4.00%, 02/07/25	EUR	1,321	1,534,302
Midcoast Energy LLC, Tranche B Term Loan (3 mo. LIBOR US + 5.500%, 0.000% Floor), 7.84%, 06/30/25	USD	3,845	3,849,806
Rain Carbon, Inc., Initial Term Loan (3 mo. EURIBOR + 3.000%, 0.000% Floor), 3.00%, 01/16/25	EUR	1,500	1,743,315

			21,303,043

Paper & Forest Products — 0.0%
Pfleiderer Group SA, Facility B (3 mo. EURIBOR + 5.000%, 0.000% Floor), 5.00%, 08/01/24		4,000	4,605,510

Personal Products — 0.0%
IWH UK Midco Ltd., Term Loan B (3 mo. EURIBOR + 4.000%, 0.000% Floor), 4.00%, 01/31/25		1,000	1,152,051

Pharmaceuticals — 0.0%
Nidda Healthcare Holding GmbH (FKA Nidda Healthcare Holding AG):
Facility B1 (EUR) (3 mo. EURIBOR + 3.500%, 0.000% Floor), 3.50%, 08/21/24		62	72,225
Facility B2 (3 mo. EURIBOR + 3.500%, 0.000% Floor), 3.50%, 08/21/24		74	86,360
Facility C (EUR) (2 mo. EURIBOR + 3.50%, 0.00% Floor), 3.50%, 08/21/24		116	135,218

			293,803

Real Estate Management & Development — 0.2%
MT II LLC, Loan, 06/09/21 (d)(q)	USD	16,000	15,960,000
VICI Properties 1 LLC, Term B Loan (1 mo. LIBOR US + 2.000%, 0.000% Floor), 4.21%, 12/20/24		8,765	8,775,466

			24,735,466

Specialty Retail — 0.0%
EG Group Ltd., Facility B3 (EUR) (3 mo. EURIBOR + 4.000%, 0.000% Floor), 4.00%, 02/07/25	EUR	673	781,134
Peer Holdings III BV, Facility B (3 mo. EURIBOR + 3.500%, 0.000% Floor), 3.50%, 03/07/25		1,000	1,150,727
Thom Europe, Original Senior Facility B (3 mo. EURIBOR + 4.500%, 0.000% Floor), 4.50%, 08/07/24		1,000	1,137,584

			3,069,445

Thrifts & Mortgage Finance — 0.3%
Caliber Home Loans, Inc., 2018 Revolver, (1 mo. LIBOR US + 3.140%, 0.000% Floor), 5.24%, 04/24/21	USD	15,517	15,516,800
Roundpoint Mortgage Servicing Corp., Closing Date Term Loan, (3 mo. LIBOR US + 3.375%), 08/27/20 (q)		17,914	17,914,000

			33,430,800

Trading Companies & Distributors — 0.1%
American Builders & Contractors Supply Co., Inc., Term B-2 Loan (1 mo. LIBOR US + 2.000%, 0.750% Floor), 4.24%, 10/31/23		1,792	1,786,420

Security	Par (000)		Value
Trading Companies & Distributors (continued)
Beacon Roofing Supply, Inc., Initial Term Loan (1 mo. LIBOR US + 2.250%, 0.000% Floor), 4.38%, 01/02/25	USD	4,924	$4,909,876
Foundation Building Materials Holding Company LLC, Term Loan (1 mo. LIBOR US + 3.250%, 0.000% Floor), 5.40%, 08/13/25 (d)		4,010	4,030,050
SRS Distribution, Inc., Initial Term Loan (2 mo. LIBOR US + 3.250%, 0.000% Floor), 5.44%, 05/23/25		2,885	2,862,757

			13,589,103

Transportation Infrastructure — 0.0%
Silk Bidco AS, Facility B (6 mo. EURIBOR + 4.000%, 0.000% Floor), 4.00%, 02/24/25	EUR	1,500	1,748,105
Swissport International AG, 2018 Incremental Euro Term Loan (2 mo. EURIBOR + 4.375%, 0.000% Floor), 4.38%, 02/09/22		3,129	3,638,930

			5,387,035

Total Floating Rate Loan Interests — 3.5% (Cost: $459,114,399)			458,340,204

Foreign Agency Obligations — 0.4%

Argentina — 0.0%
YPF SA, 8.75%, 04/04/24 (b)	USD	2,960	2,959,112

Brazil — 0.1%
Petrobras Global Finance BV:
8.75%, 05/23/26		3,099	3,379,460
7.38%, 01/17/27		3,099	3,145,950
6.00%, 01/27/28		3,099	2,855,729

			9,381,139

China — 0.1%
Chalco Hong Kong Investment Co. Ltd., 4.88%, 09/07/21		775	776,163
Chang Development International Ltd., 3.63%, 01/20/20		750	727,691
Chengdu Xingcheng Investment Group Co. Ltd., 2.50%, 03/20/21	EUR	800	889,359
China Minmetals Corp., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.720%), 3.75% (n)(o)	USD	339	314,677
China Railway Construction Corp. Ltd.:
0.00%, 01/29/21 (j)(k)		750	860,250
1.50%, 12/21/21 (j)	CNH	4,000	567,448
Chinalco Capital Holdings Ltd., 4.25%, 04/21/22	USD	1,025	986,231
CNAC HK Finbridge Co. Ltd.:
4.63%, 03/14/23		1,675	1,687,067
5.13%, 03/14/28		200	201,688
CNAC HK Synbridge Co. Ltd., 5.00%, 05/05/20		2,857	2,864,143
Excel Capital Global Ltd., (3 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 9.340%), 7.00% (n)(o)		900	895,500
Guangxi Financial Investment Group Co. Ltd., 5.75%, 01/23/21		500	438,698
HeSteel Hong Kong Co. Ltd., 4.25%, 04/07/20		492	482,960
Hongkong Xiangyu Investment Co. Ltd., 4.50%, 01/30/23		785	711,736
Hubei Science & Technology Investment Group Hong Kong Ltd., 4.38%, 03/05/21		455	440,683
Inner Mongolia High-Grade High Way Construction And Development Co. Ltd., 4.38%, 12/04/20		300	279,990

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	77

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security	Par (000)		Value
China (continued)
Leader Goal International Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 6.920%), 4.25% (n)(o)	USD	700	$664,706

			13,788,990

France — 0.1%
Electricite de France SA:
4.50%, 09/21/28 (b)		4,815	4,743,098
5.00%, 09/21/48 (b)		2,530	2,463,253
Orano SA, 4.88%, 09/23/24	EUR	1,700	2,024,115
RTE Reseau de Transport d’Electricite SADIR, 1.50%, 09/27/30		1,100	1,255,695

			10,486,161

Germany — 0.0%
Deutsche Bahn Finance GMBH, (3 mo. EURIBOR + 0.280%), 0.00%, 09/09/22 (a)		310	363,023

India — 0.0%
Greenko Investment Co., 4.88%, 08/16/23	USD	789	720,239
Oil India International Pte Ltd., 4.00%, 04/21/27		203	184,345
Power Finance Corp. Ltd., 3.75%, 12/06/27		1,530	1,337,674
Rural Electrification Corp. Ltd.:
3.88%, 07/07/27		200	178,232
4.63%, 03/22/28		670	625,677

			3,046,167

Malaysia — 0.0%
1MDB Energy Ltd., 5.99%, 05/11/22		1,000	1,017,500

Mexico — 0.1%
Petroleos Mexicanos:
5.35%, 02/12/28 (b)		8,232	7,758,660
6.75%, 09/21/47		1,842	1,749,900

			9,508,560

Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.63%, 05/18/36 (b)		1,172	1,207,160

South Africa — 0.0%
Eskom Holdings SOC Ltd., 6.35%, 08/10/28 (b)		3,543	3,529,714

Total Foreign Agency Obligations — 0.4% (Cost: $56,994,041)			55,287,526

Foreign Government Obligations — 2.2%

Argentina — 0.2%
Argentina Bonar Bonds:
8.00%, 10/08/20		4,478	4,445,378
8.75%, 05/07/24		4,418	4,351,862
Bonos de la Nacion Argentina con Ajuste por CER, 4.00%, 03/06/20	ARS	41,051	1,145,630
Provincia de Rio Negro, 7.75%, 12/07/25 (b)	USD	1,950	1,406,438
Republic of Argentina:
7.13%, 06/28/17		3,602	2,793,351
3.38%, 10/12/20	CHF	555	542,898
6.88%, 04/22/21	USD	5,763	5,503,665
5.63%, 01/26/22		6,474	5,842,785
4.63%, 01/11/23		2,233	1,881,302
6.88%, 01/11/48		6,153	4,714,736

			32,628,045

Bahrain — 0.0%
Kingdom of Bahrain:
6.75%, 09/20/29 (b)		733	711,926
7.50%, 09/20/47		383	369,595

			1,081,521

Security	Par (000)		Value
China — 0.0%
People’s Republic of China, 3.30%, 07/04/23	CNH	3,500	$501,277

Colombia — 0.2%
Republic of Colombia:
4.38%, 07/12/21	USD	6,014	6,128,266
3.88%, 04/25/27		24,970	24,220,900

			30,349,166

Egypt — 0.1%
Arab Republic of Egypt:
5.75%, 04/29/20		4,105	4,156,313
6.13%, 01/31/22		2,220	2,214,450
5.58%, 02/21/23 (b)		2,211	2,136,379
4.75%, 04/16/26 (b)	EUR	1,712	1,898,269

			10,405,411

Hungary — 0.1%
Republic of Hungary, 5.38%, 03/25/24	USD	8,710	9,300,886

Indonesia — 0.1%
Republic of Indonesia:
4.10%, 04/24/28		5,130	4,995,338
7.50%, 05/15/38	IDR	107,256,000	6,533,680

			11,529,018

Japan — 0.2%
Japanese Government CPI Linked Bond, 0.10%, 03/10/28	JPY	2,978,876	27,371,475

Maldives — 0.0%
Republic of Maldives, 7.00%, 06/07/22	USD	775	735,863

Mexico — 0.6%
United Mexican States, 4.15%, 03/28/27		77,798	76,397,636

Panama — 0.1%
Republic of Panama, 3.75%, 03/16/25		12,640	12,583,120

Peru — 0.1%
Republic of Peru, 7.35%, 07/21/25		10,368	12,674,880

Philippines — 0.1%
Republic of the Philippines, 3.00%, 02/01/28		20,370	19,011,337

Saudi Arabia — 0.0%
Kingdom of Saudi Arabia, 4.50%, 04/17/30 (b)		930	933,720

South Africa — 0.3%
Republic of South Africa:
5.50%, 03/09/20		12,631	12,883,620
5.88%, 05/30/22		2,536	2,634,270
6.25%, 03/31/36	ZAR	275,126	13,850,416
8.50%, 01/31/37		82,554	5,184,680
6.50%, 02/28/41		36,716	1,807,850

			36,360,836

Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27	USD	10,768	10,946,006

Total Foreign Government
Obligations — 2.2% (Cost: $305,203,615)			292,810,197

78	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Shares	Value
Investment Companies — 1.0%
iShares J.P. Morgan USD Emerging Markets Bond ETF (h)(z)		1,201,638	$129,548,593

		Par (000)
Non-Agency Mortgage-Backed Securities — 5.5%
Collateralized Mortgage Obligations — 1.9%
American Home Mortgage Assets Trust:
Series 2006-3, Class 2A11, (12 mo. Federal Reserve Cumulative Average US + 0.940%), 2.79%, 10/25/46 (a)	USD	1,034	950,076
Series 2006-4, Class 1A12, (1 mo. LIBOR US + 0.210%), 2.43%, 10/25/46 (a)		3,009	2,249,403
Series 2006-5, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.920%), 2.77%, 11/25/46 (a)		3,906	2,213,495
Series 2007-1, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.700%), 2.55%, 02/25/47 (a)		888	592,754
APS Resecuritization Trust:
Series 2016-1, Class 1MZ, 4.51%, 07/31/57 (b)(e)		6,732	1,999,299
Series 2016-3, Class 3A, (1 mo. LIBOR US + 2.850%), 5.07%, 09/27/46 (a)(b)(d)		6,872	6,974,734
Series 2016-3, Class 4A, (1 mo. LIBOR US + 2.600%), 4.82%, 04/27/47 (a)(b)(d)		1,781	1,744,932
ARI Investments LLC, Series 2017-1, Class A, 4.98%, 01/06/25 (d)(e)		3,338	3,338,126
Banc of America Funding Trust:
Series 2014-R2, Class 1C, 0.00%, 11/26/36 (b)(d)(e)		4,342	869,288
Series 2016-R2, Class 1A1, 4.70%, 05/01/33 (b)(d)(e)		1,646	1,687,241
Bear Stearns Asset-Backed Securities I Trust, Series 2005-AC9, Class A5, 6.25%, 12/25/35 (c)		318	309,734
Bear Stearns Mortgage Funding Trust:
Series 2006-SL1, Class A1, (1 mo. LIBOR US + 0.280%), 2.50%, 08/25/36 (a)		2,047	2,047,119
Series 2007-AR2, Class A1, (1 mo. LIBOR US + 0.170%), 2.39%, 03/25/37 (a)		532	486,303
Series 2007-AR3, Class 1A1, (1 mo. LIBOR US + 0.140%), 2.36%, 03/25/37 (a)		790	762,710
Series 2007-AR4, Class 1A1, (1 mo. LIBOR US + 0.200%), 2.42%, 09/25/47 (a)		3,073	2,916,364
Series 2007-AR4, Class 2A1, (1 mo. LIBOR US + 0.210%), 2.43%, 06/25/37 (a)		871	841,860
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 1.55%, 12/25/35 (b)(e)(z)		3	2,991
Chase Mortgage Finance Trust, Series 2007-S6, Class 1A1, 6.00%, 12/25/37		29,158	22,316,712
CIM Trust, Series 17-6, Class A1, 3.02%, 06/25/57 (b)(e)		16,695	16,334,792
Citicorp Mortgage Securities Trust:
Series 2007-9, Class 1A1, 6.25%, 12/25/37		2,563	2,277,850
Series 2008-2, Class 1A1, 6.50%, 06/25/38		7,570	6,539,269
Citigroup Mortgage Loan Trust, Series 2007-2, Class 2A, 6.00%, 11/25/36		31	31,464
Collateralized Mortgage Obligation Trust, Series 57, Class D, 9.90%, 02/01/19		0	29
COLT LLC, Series 2015-1, Class A1V, (1 mo. LIBOR US + 3.000%), 5.22%, 12/26/45 (a)(b)		27	27,067

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust:
Series 2005-22T1, Class A1, (1 mo. LIBOR US + 0.350%), 2.57%, 06/25/35 (a)	USD	5,015	$4,538,825
Series 2005-72, Class A3, (1 mo. LIBOR US + 0.600%), 2.82%, 01/25/36 (a)		824	716,601
Series 2005-76, Class 2A1, (12 mo. Federal Reserve Cumulative Average US + 1.000%), 2.85%, 02/25/36 (a)		1,006	927,256
Series 2006-11CB, Class 3A1, 6.50%, 05/25/36		1,998	1,580,116
Series 2006-15CB, Class A1, 6.50%, 06/25/36		470	360,892
Series 2006-23CB, Class 2A5, (1 mo. LIBOR US + 0.400%), 2.62%, 08/25/36 (a)		6,670	2,601,384
Series 2006-OA14, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 1.730%), 3.58%, 11/25/46 (a)		4,276	3,748,431
Series 2006-OA16, Class A4C, (1 mo. LIBOR US + 0.340%), 2.56%, 10/25/46 (a)		4,560	3,048,593
Series 2006-OA21, Class A1, (1 mo. LIBOR US + 0.190%), 2.36%, 03/20/47 (a)		11,574	9,920,631
Series 2006-OA6, Class 1A2, (1 mo. LIBOR US + 0.210%), 2.43%, 07/25/46 (a)		4,258	4,112,127
Series 2006-OA8, Class 1A1, (1 mo. LIBOR US + 0.190%), 2.41%, 07/25/46 (a)		614	591,616
Series 2006-OC10, Class 2A3, (1 mo. LIBOR US + 0.230%), 2.45%, 11/25/36 (a)		1,727	1,357,822
Series 2006-OC7, Class 2A3, (1 mo. LIBOR US + 0.250%), 2.47%, 07/25/46 (a)		2,605	2,080,846
Series 2007-3T1, Class 1A1, 6.00%, 04/25/37		458	338,285
Series 2007-OA2, Class 1A1, (12 mo. Federal Reserve Cumulative Average US + 0.840%), 2.69%, 03/25/47 (a)		7,527	6,323,002
Series 2007-OA3, Class 1A1, (1 mo. LIBOR US + 0.140%), 2.36%, 04/25/47 (a)		1,326	1,269,160
Series 2007-OA3, Class 2A2, (1 mo. LIBOR US + 0.180%), 2.40%, 04/25/47 (a)		260	51,673
Series 2007-OA8, Class 2A1, (1 mo. LIBOR US + 0.180%), 2.40%, 06/25/47 (a)		505	394,493
Series 2007-OH2, Class A2A, (1 mo. LIBOR US + 0.240%), 2.46%, 08/25/47 (a)		704	545,237
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, (1 mo. LIBOR US + 0.540%), 2.76%, 02/25/35 (a)		330	314,298
Series 2006-OA4, Class A1, (12 mo. Federal Reserve Cumulative Average US + 0.960%), 2.81%, 04/25/46 (a)		1,603	845,401
Series 2006-OA5, Class 3A1, (1 mo. LIBOR US + 0.200%), 2.42%, 04/25/46 (a)		834	775,332
Series 2007-15, Class 2A2, 6.50%, 09/25/37		11,500	8,770,568
Credit Suisse Commercial Mortgage Trust, Series 2014-4R, Class 16A3, (1 mo. LIBOR US + 0.200%), 2.26%, 02/27/36 (a)(b)		830	762,143
Credit Suisse Mortgage Capital Certificates:
Series 2010-20R, Class 9A1, 3.94%, 01/27/36 (b)(e)		697	700,514
Series 2011-5R, Class 3A1, 4.11%, 09/27/47 (b)(e)		630	624,398
Series 2014-11R, Class 16A1, 4.07%, 09/27/47 (b)(e)		2,018	2,036,192

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	79

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Credit Suisse Mortgage Capital Certificates:
(continued)
Series 2015-6R, Class 5A1, (1 mo. LIBOR US + 0.180%), 2.42%, 03/27/36 (a)(b)	USD	376	$368,915
Series 2015-6R, Class 5A2, (1 mo. LIBOR US + 0.180%), 2.42%, 03/27/36 (a)(b)		2,721	1,493,466
Credit Suisse Mortgage Trust:
Series 2009-12R, Class 3A1, 6.50%, 10/27/37 (b)		8,103	4,927,689
Series 2009-5R, Class 4A4, 3.73%, 06/25/36 (b)(e)		2,005	1,857,273
Series 2014-9R, Class 9A1, (1 mo. LIBOR US + 0.120%), 2.18%, 08/27/36 (a)(b)(d)		1,702	1,500,119
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-10, Class 10A1, (1 mo. LIBOR US + 1.350%), 3.57%, 11/25/35 (a)		1,398	518,000
Deutsche Alt-A Securities Mortgage Loan Trust:
Series 2007-OA4, Class A2A, (1 mo. LIBOR US + 0.170%), 2.39%, 08/25/47 (a)		1,763	1,199,865
Series 2007-RMP1, Class A2, (1 mo. LIBOR US + 0.150%), 2.37%, 12/25/36 (a)		3,099	2,857,871
Deutsche Alt-A Securities, Inc., Series 2007-RS1, Class A2, (1 mo. LIBOR US + 0.500%), 2.56%, 01/27/37 (a)(b)(d)		230	221,934
Deutsche Alt-B Securities Mortgage Loan Trust:
Series 2006-AB3, Class A3, 6.51%, 07/25/36 (e)		626	557,801
Series 2006-AB3, Class A8, 6.36%, 07/25/36 (e)		399	355,707
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, (12 mo. Federal Reserve Cumulative Average US + 2.000%), 3.85%, 03/25/36 (a)		995	948,522
GSMPS Mortgage Loan Trust:
Series 2005-RP1, Class 1AF, (1 mo. LIBOR US + 0.350%), 2.57%, 01/25/35 (a)(b)		1,663	1,555,214
Series 2005-RP2, Class 1AF, (1 mo. LIBOR US + 0.350%), 2.57%, 03/25/35 (a)(b)		2,066	1,931,506
Series 2006-RP1, Class 1AF1, (1 mo. LIBOR US + 0.350%), 2.57%, 01/25/36 (a)(b)		1,584	1,407,077
HarborView Mortgage Loan Trust:
Series 2007-3, Class 2A1B, (1 mo. LIBOR US + 0.230%), 2.40%, 05/19/47 (a)		695	563,922
Series 2007-4, Class 2A2, (1 mo. LIBOR US + 0.250%), 2.42%, 07/19/47 (a)		985	871,015
Impac CMB Trust:
Series 2004-11, Class 1A2, (1 mo. LIBOR US + 0.520%), 2.74%, 03/25/35 (a)		1,750	1,664,441
Series 2005-6, Class 1A1, (1 mo. LIBOR US + 0.500%), 2.72%, 10/25/35 (a)		1,273	1,216,076
Series 2005-7, Class A1, (1 mo. LIBOR US + 0.520%), 2.74%, 11/25/35 (a)		3,838	3,574,756
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, (1 mo. LIBOR US + 0.800%), 3.02%, 11/25/34 (a)		36	36,183
IndyMac INDX Mortgage Loan Trust:
Series 2007-AR19, Class 3A1, 3.72%, 09/25/37 (e)		3,602	2,545,937
Series 2007-FLX5, Class 2A2, (1 mo. LIBOR US + 0.240%), 2.46%, 08/25/37 (a)		1,333	1,198,586

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
JPMorgan Alternative Loan Trust:
Series 2007-A1, Class 1A4, (1 mo. LIBOR US + 0.210%), 2.43%, 03/25/37 (a)	USD	1,958	$1,807,550
Series 2007-A2, Class 2A1, 4.01%, 05/25/37 (e)		453	407,068
JPMorgan Mortgage Trust, Series 2017-2, Class A6, 3.00%, 05/25/47 (b)(e)		2,178	2,128,248
Lehman XS Trust, Series 2007-20N, Class A1, (1 mo. LIBOR US + 1.150%), 3.37%, 12/25/37 (a)		1,290	1,197,290
LSTAR Securities Investment Ltd.,
Series 2018-1, Class A, (1 mo. LIBOR US + 1.550%), 3.65%, 02/01/23 (a)(b)		8,236	8,262,715
MASTR Resecuritization Trust, Series 2008-3, Class A1, 2.50%, 08/25/37 (b)(e)		1,493	1,117,948
MCM:
Series 18-NPL1, Class A, 4.00%, 06/25/58 (b)(d)(e)		7,302	7,302,061
Series 18-NPL1, Class B, 0.00%, 06/25/58 (b)(d)(e)		13,100	3,275,000
Merrill Lynch Alternative Note Asset Trust, Series 2007-OAR2, Class A2, (1 mo. LIBOR US + 0.210%), 2.43%, 04/25/37 (a)		2,651	2,270,392
Merrill Lynch Mortgage Investors Trust,
Series 2006-A3, Class 6A1, 3.63%, 05/25/36 (e)		2,149	2,014,259
Mortgage Loan Resecuritization Trust,
Series 2009-RS1, Class A85, (1 mo. LIBOR US + 0.340%), 2.44%, 04/16/36 (a)(b)		9,500	8,108,722
Nomura Asset Acceptance Corp. Alternative Loan Trust:
Series 2001-R1A, Class A, 7.00%, 02/19/30 (b)(e)		594	597,258
Series 2006-AF1, Class 1A4, 6.63%, 05/25/36 (c)		638	244,848
Series 2007-2, Class A4, (1 mo. LIBOR US + 0.420%), 2.64%, 04/25/47 (a)		535	457,795
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 2.58%, 11/26/35 (b)(e)		1,463	1,436,230
OBX Trust, Series 2018-EXP1, Class 1A3, 4.00%, 04/25/48 (b)(e)		6,706	6,684,081
Paragon Mortgages No. 13 PLC, Series 13X, Class A2C, (3 mo. LIBOR US + 0.180%), 2.52%, 01/15/39 (a)		361	340,078
RALI Trust, Series 2007-QH9, Class A1, 3.18%, 11/25/37 (e)		1,017	900,380
RBSSP Resecuritization Trust, Series 2013-2, Class 1A2, (1 mo. LIBOR US + 0.200%), 2.26%, 12/26/36 (a)(b)		994	959,527
Reperforming Loan REMIC Trust:
Series 2005-R2, Class 1AF1, (1 mo. LIBOR US + 0.340%), 2.56%, 06/25/35 (a)(b)		635	612,786
Series 2005-R3, Class AF, (1 mo. LIBOR US + 0.400%), 2.62%, 09/25/35 (a)(b)		210	193,874
Seasoned Credit Risk Transfer Trust:
Series 2017-3, Class M2, 4.75%, 07/25/56 (b)(e)		1,550	1,529,739
Series 2018-1, Class BX, 6.50%, 05/25/57 (d)(e)		560	306,712
Series 2018-1, Class M, 4.75%, 05/25/57 (e)		500	488,553

80	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Seasoned Credit Risk Transfer Trust:
(continued)
Series 2018-3, Class M, 4.75%, 08/25/57 (b)(e)	USD	2,700	$2,607,671
STACR Trust:
Series 2018-DNA2, Class M2, (1 mo. LIBOR US + 2.150%), 4.37%, 12/25/30 (a)(b)		3,320	3,350,025
Series 2018-HRP1, Class M2, (1 mo. LIBOR US + 1.650%), 3.87%, 04/25/43 (a)(b)		4,430	4,481,445
Structured Adjustable Rate Mortgage Loan
Trust, Series 2006-3, Class 4A, 3.78%, 04/25/36 (e)		1,228	1,034,980
Structured Asset Mortgage Investments II Trust:
Series 2006-AR4, Class 3A1, (1 mo. LIBOR US + 0.190%), 2.41%, 06/25/36 (a)(d)		3,455	3,005,484
Series 2006-AR5, Class 2A1, (1 mo. LIBOR US + 0.210%), 2.43%, 05/25/46 (a)		665	570,168
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (b)		1,482	1,239,557
Thornburg Mortgage Securities Trust,
Series 2007-3, Class 4A1, (12 mo. LIBOR US + 1.250%), 4.16%, 06/25/47 (a)		629	563,936
WaMu Mortgage Pass-Through Certificates Trust:
Series 2005-AR2, Class B1, (1 mo. LIBOR US + 0.530%), 2.75%, 01/25/45 (a)		668	439,822
Series 2006-AR13, Class 2A, (Cost of Funds for the 11th District of San Francisco + 1.500%), 2.52%, 10/25/46 (a)		5,113	5,030,678
Washington Mutual Mortgage Pass-Through Certificates Trust:
Series 2006-4, Class 1A1, 6.00%, 04/25/36		4,968	4,557,742
Series 2006-4, Class 3A1, 6.50%, 05/25/36 (c)		1,735	1,515,382
Series 2006-4, Class 3A5, 6.35%, 05/25/36 (c)		673	587,569

Total Collateralized Mortgage Obligations — 1.9% (Cost: $251,153,389)			251,848,896
Commercial Mortgage-Backed Securities — 3.5%
245 Park Avenue Trust, Series 2017-245P,
Class E, 3.66%, 06/05/37 (b)(e)		13,840	12,315,348
280 Park Avenue Mortgage Trust,
Series 2017-280P, Class E, (1 mo. LIBOR US + 2.120%), 4.28%, 09/15/34 (a)(b)		10,960	10,980,554
Americold LLC, Series 2010-ARTA, Class C, 6.81%, 01/14/29 (b)		700	734,956
AOA Mortgage Trust, Series 2015-1177, Class C, 3.11%, 12/13/29 (b)(e)		1,340	1,298,010
AREIT Trust, Series 2018-CRE1, Class A, (1 mo. LIBOR US + 0.850%), 2.98%, 02/15/35 (a)(b)(d)		2,628	2,629,717
Ashford Hospitality Trust, Series 2018-ASHF, Class D, (1 mo. LIBOR US + 2.100%), 4.26%, 04/15/35 (a)(b)		3,450	3,462,371
Asset Securitization Corp., Series 1997-D5, Class B2, 6.93%, 02/14/43		338	344,290
Atrium Hotel Portfolio Trust: Series 2017-ATRM, Class D, (1 mo. LIBOR US + 1.950%), 4.11%, 12/15/36 (a)(b)		5,690	5,711,337

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Atrium Hotel Portfolio Trust: (continued)
Series 2017-ATRM, Class E, (1 mo. LIBOR US + 3.050%), 5.21%, 12/15/36 (a)(b)	USD	2,460	$2,470,762
Series 2018-ATRM, Class E, (1 mo. LIBOR US + 3.400%), 5.56%, 06/15/35 (a)(b)		1,640	1,646,156
Aventura Mall Trust:
Series 2013-AVM, Class D, 3.74%, 12/05/32 (b)(e)		300	303,955
Series 2013-AVM, Class E, 3.74%, 12/05/32 (b)(e)		4,430	4,488,395
Banc of America Commercial Mortgage Trust:
Series 2006-1, Class F, 6.24%, 09/10/45 (b)(e)		540	554,802
Series 2007-1, Class AMFX, 5.48%, 01/15/49 (e)		186	186,442
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2015-200P, Class F, 3.72%, 04/14/33 (b)(e)		2,481	2,299,149
Series 2016-ISQ, Class E, 3.73%, 08/14/34 (b)(e)		6,140	5,502,275
Series 2017-SCH, Class CL, (1 mo. LIBOR US + 1.500%), 3.66%, 11/15/32 (a)(b)		970	970,000
Series 2017-SCH, Class DL, (1 mo. LIBOR US + 2.000%), 4.16%, 11/15/32 (a)(b)		1,930	1,930,000
Bancorp Commercial Mortgage Trust,
Series 2018-CR3, Class A, (1 mo. LIBOR US + 0.850%), 2.91%, 01/15/33 (a)(b)		2,410	2,408,485
BANK, Series 2018-BN13, Class A5, 4.22%, 08/15/61		1,850	1,903,727
Barclays Commercial Mortgage Trust: Series 2015-STP, Class E, 4.43%, 09/10/20 (b)(e)		100	96,104
Series 2018-TALL, Class A, (1 mo. LIBOR US + 0.720%), 2.88%, 03/15/37 (a)(b)		918	917,425
Series 2018-TALL, Class D, (1 mo. LIBOR US + 1.450%), 3.61%, 03/15/37 (a)(b)		1,120	1,121,404
Bayview Commercial Asset Trust:
Series 2005-2A, Class A1, (1 mo. LIBOR US + 0.310%), 2.53%, 08/25/35 (a)(b)		1,524	1,448,553
Series 2005-4A, Class A1, (1 mo. LIBOR US + 0.300%), 2.52%, 01/25/36 (a)(b)		392	376,856
Series 2005-4A, Class A2, (1 mo. LIBOR US + 0.390%), 2.61%, 01/25/36 (a)(b)		110	106,725
Series 2005-4A, Class M1, (1 mo. LIBOR US + 0.450%), 2.67%, 01/25/36 (a)(b)		294	281,217
Series 2006-1A, Class A2, (1 mo. LIBOR US + 0.360%), 2.58%, 04/25/36 (a)(b)		395	382,995
Series 2006-3A, Class A1, (1 mo. LIBOR US + 0.250%), 2.47%, 10/25/36 (a)(b)		723	689,014
Series 2006-3A, Class A2, (1 mo. LIBOR US + 0.300%), 2.52%, 10/25/36 (a)(b)		504	481,573
Series 2006-4A, Class A1, (1 mo. LIBOR US + 0.230%), 2.45%, 12/25/36 (a)(b)		1,079	1,036,994
Series 2007-2A, Class A1, (1 mo. LIBOR US + 0.270%), 2.49%, 07/25/37 (a)(b)		1,362	1,308,223
Series 2007-4A, Class A1, (1 mo. LIBOR US + 0.450%), 2.67%, 09/25/37 (a)(b)		6,243	5,969,498
Series 2007-5A, Class A3, (1 mo. LIBOR US + 1.000%), 3.22%, 10/25/37 (a)(b)		849	847,894

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	81

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Bayview Commercial Asset Trust: (continued)
Series 2007-6A, Class A4A, (1 mo. LIBOR US + 1.500%), 3.72%, 12/25/37 (a)(b)	USD	1,980	$1,505,326
BBCMS Mortgage Trust, Series 2018-CHRS,
Class E, 4.27%, 08/05/38 (b)(e)		980	835,215
BBCMS Trust, Series 2015-SRCH, Class A1,
3.31%, 08/10/35 (b)		2,730	2,673,283
BB-UBS Trust, Series 2012-SHOW, Class E,
4.03%, 11/05/36 (b)(e)		790	736,888
Benchmark Mortgage Trust:
Series 2018-B3, Class D, 3.06%, 04/10/51 (b)		210	180,308
Series 2018-B5, Class A4, 4.21%, 07/15/51		3,230	3,329,554
BHMS:
Series 2018-ATLS, Class A, (1 mo. LIBOR US + 1.250%), 3.41%, 07/15/35 (a)(b)		4,370	4,374,389
Series 2018-ATLS, Class C, (1 mo. LIBOR
US + 1.900%), 4.06%, 07/15/35 (a)(b)		950	950,090
BSPRT Issuer Ltd., Series 2017-FL2, Class A, (1 mo. LIBOR US + 0.820%), 2.98%, 10/15/34 (a)(b)(d)		452	452,360
BWAY Mortgage Trust:
Series 2013-1515, Class A2, 3.45%, 03/10/33 (b)		2,920	2,880,206
Series 2013-1515, Class D, 3.63%, 03/10/33 (b)		1,400	1,351,048
Series 2013-1515, Class E, 3.72%, 03/10/33 (b)		250	239,060
Series 2013-1515, Class F, 4.06%, 03/10/33 (b)(e)		3,720	3,527,050
BXP Trust:
Series 2017-CC, Class D, 3.67%, 08/13/37 (b)(e)		1,660	1,540,424
Series 2017-CC, Class E, 3.67%, 08/13/37 (b)(d)(e)		3,090	2,792,433
Series 2017-GM, Class E, 3.54%, 06/13/39 (b)(e)		1,240	1,108,004
CCRESG Commercial Mortgage Trust,
Series 2016-HEAT, Class D, 5.67%, 04/10/29 (b)(e)		560	568,410
CCUBS Commercial Mortgage Trust,
Series 2017-C1, Class A4, 3.54%, 11/15/50		632	614,848
CD Mortgage Trust, Series 2018-CD7, Class A4, 4.28%, 08/15/51		2,190	2,270,207
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class A3, 3.87%, 01/10/48		410	410,735
Series 2018-TAN, Class C, 5.29%, 02/15/33 (b)		1,160	1,177,358
CGBAM Commercial Mortgage Trust:
Series 2015-SMRT, Class E, 3.91%, 04/10/28 (b)(e)		1,880	1,865,685
Series 2015-SMRT, Class F, 3.91%, 04/10/28 (b)(e)		230	227,616
CGDBB Commercial Mortgage Trust:
Series 2017-BIOC, Class A, (1 mo. LIBOR US + 0.790%), 2.95%, 07/15/32 (a)(b)		4,330	4,336,112
Series 2017-BIOC, Class D, (1 mo. LIBOR
US + 1.600%), 3.76%, 07/15/32 (a)(b)		3,190	3,191,005
Series 2017-BIOC, Class E, (1 mo. LIBOR
US + 2.150%), 4.31%, 07/15/32 (a)(b)		4,870	4,869,236
Citigroup Commercial Mortgage Trust:
Series 2013-375P, Class D, 3.63%, 05/10/35 (b)(e)		240	232,775

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust:
(continued)
Series 2013-GC11, Class D, 4.57%, 04/10/46 (b)(e)	USD	1,125	$1,099,239
Series 2014-GC19, Class C, 5.17%, 03/10/47 (e)		440	455,092
Series 2015-SHP2, Class F, (1 mo. LIBOR
US + 5.200%), 7.36%, 07/15/27 (a)(b)		370	373,432
Series 2016-C1, Class C, 5.12%, 05/10/49 (e)		1,290	1,317,023
Series 2016-C1, Class D, 5.12%, 05/10/49 (b)(e)		892	844,067
Series 2016-GC37, Class C, 5.09%, 04/10/49 (e)		640	652,285
Series 2016-GC37, Class D, 2.79%, 04/10/49 (b)		3,050	2,312,927
Series 2016-P3, Class C, 5.00%, 04/15/49 (e)		120	122,701
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		4,578	4,711,462
Series 2017-CD3, Class A4, 3.63%, 02/10/50		850	841,913
CLNS Trust, Series 2017-IKPR, Class E, (1 mo. LIBOR US + 3.500%), 5.63%, 06/11/32 (a)(b)		3,560	3,580,029
Commercial Mortgage Pass-Through Certificates:
Series 2005-C6, Class F, 5.87%, 06/10/44 (b)(e)		470	477,206
Series 2013-GAM, Class A2, 3.37%, 02/10/28 (b)		1,656	1,639,622
Series 2013-WWP, Class D, 3.90%, 03/10/31 (b)		2,090	2,141,120
Series 2014-CR14, Class A4, 4.24%, 02/10/47 (e)		855	884,480
Series 2014-CR15, Class C, 4.88%, 02/10/47 (e)		260	266,732
Series 2014-CR16, Class A4, 4.05%, 04/10/47		4,806	4,922,337
Series 2014-CR17, Class A5, 3.98%, 05/10/47		2,642	2,697,036
Series 2014-CR18, Class A4, 3.55%, 07/15/47		390	389,757
Series 2014-CR19, Class A5, 3.80%, 08/10/47		1,391	1,407,048
Series 2014-CR21, Class C, 4.56%, 12/10/47 (e)		1,010	976,790
Series 2014-PAT, Class E, (1 mo. LIBOR US + 3.150%), 5.28%, 08/13/27 (a)(b)		540	543,597
Series 2014-TWC, Class B, (1 mo. LIBOR US + 1.600%), 3.75%, 02/13/32 (a)(b)		3,190	3,195,979
Series 2015-CR23, Class CMC, 3.81%, 05/10/48 (b)(e)		210	209,431
Series 2015-CR23, Class CMD, 3.81%, 05/10/48 (b)(e)		5,250	5,208,250
Series 2015-CR23, Class CME, 3.81%, 05/10/48 (b)(e)		2,600	2,566,538
Series 2015-CR25, Class A4, 3.76%, 08/10/48		2,850	2,865,990
Series 2015-CR25, Class C, 4.70%, 08/10/48 (e)		1,010	990,856
Series 2015-LC19, Class A4, 3.18%, 02/10/48		1,785	1,743,410

82	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through
Certificates: (continued)
Series 2015-LC19, Class C, 4.40%, 02/10/48 (e)	USD	700	$692,172
Series 2015-LC19, Class D, 2.87%, 02/10/48 (b)		1,930	1,658,200
Series 2015-LC21, Class C, 4.45%, 07/10/48 (e)		1,600	1,569,078
Series 2017-COR2, Class D, 3.00%, 09/10/50 (b)		860	706,866
Series 2018-HCLV, Class B, (1 mo. LIBOR US + 1.400%), 3.40%, 09/15/33 (a)(b)		1,420	1,420,000
Commercial Mortgage Trust:
Series 2014-LC15, Class A4, 4.01%, 04/10/47		2,350	2,403,234
Series 2014-PAT, Class A, (1 mo. LIBOR US + 0.800%), 2.93%, 08/13/27 (a)(b)		4,938	4,938,001
Series 2014-TWC, Class A, (1 mo. LIBOR US + 0.850%), 2.98%, 02/13/32 (a)(b)		1,715	1,716,607
Series 2014-UBS4, Class C, 4.78%, 08/10/47 (e)		2,395	2,362,178
Series 2015-LC23, Class A4, 3.77%, 10/10/48		380	382,277
Series 2016-667M, Class D, 3.28%, 10/10/36 (b)(e)		630	574,293
Series 2017-DLTA, Class E, (1 mo. LIBOR US + 1.960%), 4.12%, 08/15/35 (a)(b)		1,990	1,974,438
Series 2017-DLTA, Class F, (1 mo. LIBOR US + 2.580%), 4.74%, 08/15/35 (a)(b)		1,820	1,803,747
Core Industrial Trust:
Series 2015-CALW, Class G, 3.98%, 02/10/34 (b)(e)		1,971	1,865,677
Series 2015-TEXW, Class A, 3.08%, 02/10/34 (b)		2,948	2,920,085
Series 2015-TEXW, Class D, 3.98%, 02/10/34 (b)(e)		1,330	1,325,822
Series 2015-TEXW, Class E, 3.98%, 02/10/34 (b)(e)		250	246,604
Series 2015-TEXW, Class F, 3.98%, 02/10/34 (b)(e)		5,869	5,700,523
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class C, 4.95%, 07/15/37 (e)		200	204,814
Credit Suisse Mortgage Capital Certificates:
Series 17-1, Class CERT, 8.75%, 03/25/21 (b)(d)		13,452	8,945,732
Series 2015-GLPB, Class A, 3.64%, 11/15/34 (b)		2,330	2,346,662
Series 2017-PFHP, Class A, (1 mo. LIBOR US + 0.950%), 3.11%, 12/15/30 (a)(b)		900	900,277
Series 2017-TIME, Class A, 3.65%, 11/13/39 (b)		850	824,846
Credit Suisse Mortgage Trust:
Series 17-1, Class A, 4.50%, 03/25/21 (b)		13,310	13,434,163
Series 2016-MFF, Class A, (1 mo. LIBOR US + 1.600%), 3.76%, 11/15/33 (a)(b)		478	480,673
Series 2017-CHOP, Class E, (1 mo. LIBOR US + 3.300%), 5.46%, 07/15/32 (a)(b)		2,133	2,146,331
CSWF, Series 2018-TOP, Class A, (1 mo. LIBOR US + 1.000%), 3.06%, 08/15/35 (a)(b)		1,388	1,388,191
Deutsche Bank JPMorgan Mortgage Trust,
Series 2016-C3, Class D, 3.63%, 09/10/49 (b)(e)		2,208	1,876,582

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Deutsche Bank UBS Mortgage Trust:
Series 2017-BRBK, Class A, 3.45%, 10/10/34 (b)	USD	2,540	$2,508,726
Series 2017-BRBK, Class E, 3.65%, 10/10/34 (b)(e)		4,290	3,955,366
Series 2017-BRBK, Class F, 3.65%, 10/10/34 (b)(d)(e)		880	791,004
Eleven Madison Trust Mortgage Trust,
Series 2015-11MD, Class A, 3.67%, 09/10/35 (b)(e)		1,190	1,180,719
Exantas Capital Corp. Ltd., Series 2018-RSO6, Class A, (1 mo. LIBOR US + 0.830%), 2.99%, 06/15/35 (a)(b)		4,690	4,687,147
FREMF Mortgage Trust:
Series 2016-K54, Class B, 4.19%, 02/25/26 (b)(e)		1,280	1,261,946
Series 2017-K64, Class B, 4.12%, 03/25/27 (b)(e)		766	744,017
Series 2018-K73, Class B, 3.98%, 01/25/28 (b)(e)		1,950	1,851,298
Series 2018-K732, Class B, 4.19%, 05/25/25 (b)(e)		1,860	1,805,486
Series 2018-K74, Class B, 4.23%, 02/25/51 (b)(e)		780	754,481
Series 2018-K77, Class B, 4.16%, 05/25/28 (b)		770	747,211
Series 2018-K80, Class B, 4.23%, 08/25/50 (b)(e)		1,510	1,479,932
FRESB Mortgage Trust:
Series 2018-SB52, Class A10F, 3.48%, 06/25/28 (e)		2,518	2,480,237
Series 2018-SB53, Class A10F, 3.66%, 06/25/28 (d)(e)		1,480	1,467,223
GAHR Commercial Mortgage Trust:
Series 2015-NRF, Class AFL1, (1 mo. LIBOR US + 1.300%), 3.61%, 12/15/34 (a)(b)		478	477,952
Series 2015-NRF, Class EFX, 3.49%, 12/15/34 (b)(e)		2,571	2,545,286
Series 2015-NRF, Class FFX, 3.49%, 12/15/34 (b)(e)		1,019	1,004,112
GPMT Ltd., Series 2018-FL1, Class A, (1 mo.
LIBOR US + 0.900%), 3.07%, 11/21/35 (a)(b)		2,977	2,971,677
Grace Mortgage Trust, Series 2014-GRCE,
Class F, 3.71%, 06/10/28 (b)(e)		1,830	1,795,502
GS Mortgage Securities Corp Trust:
Series 2017-500K, Class D, (1 mo. LIBOR US + 1.300%), 3.46%, 07/15/32 (a)(b)		230	230,358
Series 2017-500K, Class E, (1 mo. LIBOR US + 1.500%), 3.66%, 07/15/19 (a)(b)		480	480,896
Series 2017-500K, Class F, (1 mo. LIBOR US + 1.800%), 3.96%, 07/15/32 (a)(b)		549	550,539
Series 2017-500K, Class G, (1 mo. LIBOR US + 2.500%), 4.66%, 07/15/32 (a)(b)		170	170,635
GS Mortgage Securities Corp. II:
Series 2005-ROCK, Class A, 5.37%, 05/03/32 (b)		2,750	3,009,065
Series 2013-KING, Class E, 3.55%, 12/10/27 (b)(e)		2,990	2,941,302
GS Mortgage Securities Corp. Trust:
Series 2017-GPTX, Class A, 2.86%, 05/10/34 (b)		2,290	2,233,828
Series 2018-CHLL, Class E, (1 mo. LIBOR
US + 2.350%), 4.51%, 02/15/37 (a)(b)		730	735,705

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	83

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
GS Mortgage Securities Corp. Trust: (continued)
Series 2018-HULA, Class D, (1 mo. LIBOR
US + 1.800%), 3.87%, 07/15/25 (a)(b)	USD	1,220	$1,220,000
GS Mortgage Securities Trust:
Series 2010-C1, Class A1, 3.68%, 08/10/43 (b)		284	285,166
Series 2014-GC20, Class B, 4.53%, 04/10/47 (e)		140	138,225
Series 2014-GC22, Class D, 4.85%, 06/10/47 (b)(e)		154	142,693
Series 2014-GC24, Class A5, 3.93%, 09/10/47		882	897,314
Series 2015-GC32, Class C, 4.56%, 07/10/48 (e)		1,370	1,346,263
Series 2015-GC32, Class D, 3.35%, 07/10/48		369	317,390
Series 2016-RENT, Class C, 4.20%, 02/10/29 (b)(e)		1,070	1,070,853
Series 2017-GS7, Class D, 3.00%, 08/10/50 (b)		530	458,936
Series 2017-GS7, Class E, 3.00%, 08/10/50 (b)		180	142,715
Hilton Orlando Trust, Series 2018-ORL, Class E, (1 mo. LIBOR US + 2.650%), 4.81%, 12/15/34 (a)(b)		2,510	2,519,416
HMH Trust, Series 2017-NSS, Class A, 3.06%, 07/05/31 (b)		3,390	3,275,081
Hudson Yards Mortgage Trust,
Series 2016-10HY, Class A, 2.84%, 08/10/38 (b)		760	708,249
IMT Trust:
Series 2017-APTS, Class AFX, 3.48%, 06/15/34 (b)		1,540	1,523,364
Series 2017-APTS, Class DFX, 3.61%, 06/15/34 (b)(e)		1,600	1,530,638
Series 2017-APTS, Class EFX, 3.61%, 06/15/34 (b)(e)		810	749,874
InTown Hotel Portfolio Trust, Series 2018-STAY, Class A, (1 mo. LIBOR US + 0.700%), 2.86%, 01/15/33 (a)(b)		620	619,631
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C26, Class A4, 3.49%, 01/15/48 .		1,247	1,237,673
Series 2015-C28, Class B, 3.99%, 03/15/25		3,000	2,967,623
Series 2015-C33, Class D1, 4.27%, 12/15/48 (b)(e)		1,873	1,736,627
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class D, 4.73%, 03/15/50 (b)(e)		3,549	3,383,517
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2003-PM1A, Class G, 6.33%, 08/12/40 (b)(d)(e)		287	291,249
Series 2012-CBX, Class A4FL, (1 mo. LIBOR US + 1.300%), 3.46%, 06/15/45 (a)(b)		430	440,626
Series 2013-C13, Class D, 4.12%, 01/15/46 (b)(e)		2,512	2,432,606
Series 2014-C20, Class A5, 3.80%, 07/15/47		1,990	2,011,507
Series 2014-C21, Class A5, 3.77%, 08/15/47		1,420	1,432,697
Series 2014-C22, Class A4, 3.80%, 09/15/47		563	568,289
Series 2015-JP1, Class C, 4.90%, 01/15/49 (e)		4,710	4,811,502
Series 2015-UES, Class C, 3.62%, 09/05/32 (b)(e)		3,431	3,416,104

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust: (continued)
Series 2015-UES, Class E, 3.62%, 09/05/32 (b)(e)	USD	3,880	$3,825,087
Series 2016-NINE, Class A, 2.95%, 10/06/38 (b)(e)		4,650	4,357,530
Series 2017-JP5, Class D, 4.80%, 03/15/50 (b)(e)		1,650	1,602,778
Series 2017-JP7, Class B, 4.05%, 09/15/50		320	316,854
Series 2017-MAUI, Class D, (1 mo. LIBOR
US + 1.950%), 4.08%, 07/15/34 (a)(b)		470	471,471
Series 2017-MAUI, Class E, (1 mo. LIBOR
US + 2.950%), 5.08%, 07/15/34 (a)(b)		2,580	2,589,682
Series 2017-MAUI, Class F, (1 mo. LIBOR US
+ 3.750%), 5.88%, 07/15/34 (a)(b)		240	241,050
Series 2018-ASH8, Class E, (1 mo. LIBOR
US + 3.000%), 5.16%, 02/15/35 (a)(b)		1,540	1,548,661
Series 2018-WPT, Class FFX, 5.54%, 07/05/33 (b)		1,890	1,845,861
LB-UBS Commercial Mortgage Trust,
Series 2006-C4, Class F, 6.42%, 06/15/38 (e)		327	333,802
Lehman Brothers Small Balance Commercial Mortgage Trust:
Series 2006-2A, Class M2, (1 mo. LIBOR US
+ 0.390%), 2.61%, 09/25/36 (a)(b)		670	644,089
Series 2007-1A, Class 1A, (1 mo. LIBOR US
+ 0.250%), 2.47%, 03/25/37 (a)(b)		1,477	1,419,434
Lone Star Portfolio Trust:
Series 2015-LSP, Class A1A2, (1 mo. LIBOR
US + 1.800%), 3.96%, 09/15/28 (a)(b)		99	99,319
Series 2015-LSP, Class D, (1 mo. LIBOR US
+ 4.000%), 6.41%, 09/15/28 (a)(b)		691	695,430
MAD Mortgage Trust:
Series 2017-330M, Class D, 4.11%, 08/15/34 (b)(e)		1,085	1,060,021
Series 2017-330M, Class E, 4.17%, 08/15/34 (b)(e)		3,010	2,844,119
Madison Avenue Trust, Series 2013-650M,
Class D, 4.17%, 10/12/32 (b)(e)		3,054	3,051,571
Merrill Lynch Mortgage Trust,
Series 2005-MKB2, Class F, 6.53%, 09/12/42 (b)(e)		1,350	1,388,303
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C16, Class A5, 3.89%, 06/15/47		3,880	3,932,487
Series 2015-C23, Class A4, 3.72%, 07/15/50		1,016	1,019,322
Series 2015-C23, Class D, 4.27%, 07/15/50 (b)(e)		970	872,078
Series 2015-C24, Class A4, 3.73%, 05/15/48		840	841,427
Series 2015-C25, Class C, 4.68%, 10/15/48 (e)		430	427,925
Series 2015-C25, Class D, 3.07%, 10/15/48		829	720,878
Series 2015-C26, Class A5, 3.53%, 10/15/48		810	801,486
Series 2015-C26, Class D, 3.06%, 10/15/48 (b)		1,735	1,493,677
Series 2017-C33, Class C, 4.56%, 05/15/50 (e)		840	830,029
Morgan Stanley Capital Barclays Bank Trust,
Series 2016-MART, Class A, 2.20%, 09/13/31 (b)		820	792,224
Morgan Stanley Capital I Trust:
Series 2006-IQ11, Class C, 6.37%, 10/15/42 (e)		1,601	1,645,872

84	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Morgan Stanley Capital I Trust: (continued)
Series 2007-T27, Class AJ, 6.15%, 06/11/42 (e)	USD	543	$569,462
Series 2014-CPT, Class E, 3.56%, 07/13/29 (b)(e)		250	244,328
Series 2014-CPT, Class F, 3.56%, 07/13/29 (b)(e)		2,230	2,170,330
Series 2014-CPT, Class G, 3.56%, 07/13/29 (b)(e)		1,290	1,241,831
Series 2015-MS1, Class C, 4.16%, 05/15/48 (e)		1,000	954,391
Series 2015-MS1, Class D, 4.16%, 05/05/48 (b)(e)		310	276,792
Series 2017-CLS, Class F, (1 mo. LIBOR US
+ 2.600%), 4.76%, 11/15/34 (a)(b)		6,092	6,114,844
Series 2017-H1, Class A5, 3.53%, 06/15/50		1,090	1,063,433
Series 2017-H1, Class C, 4.28%, 06/15/50 (e)		950	922,135
Series 2017-H1, Class D, 2.55%, 06/15/50 (b)		4,190	3,254,876
Series 2017-JWDR, Class D, (1 mo. LIBOR
US + 1.950%), 4.11%, 11/15/34 (a)(b)		1,020	1,023,187
Series 2018-H3, Class C, 5.01%, 07/15/51 (e)		1,400	1,401,075
Series 2018-MP, Class E, 4.42%, 07/11/40 (b)(e)		1,640	1,490,972
Series 2018-SUN, Class F, (1 mo. LIBOR US + 2.550%), 4.61%, 07/15/35 (a)(b)		2,240	2,241,410
Morgan Stanley Capital I, Inc.:
Series 2017-HR2, Class D, 2.73%, 12/15/50		430	349,278
Series 2017-JWDR, Class E, (1 mo. LIBOR
US + 3.050%), 5.21%, 11/15/34 (a)(b)		1,890	1,900,630
Series 2018-H3, Class A5, 4.18%, 07/15/51		1,670	1,710,323
Series 2018-H3, Class D, 3.00%, 07/15/51 (b)		960	792,413
Natixis Commercial Mortgage Securities Trust,
Series 2018-FL1, Class A, (1 mo. LIBOR US
+ 0.950%), 3.01%, 06/15/35 (a)(b)		810	810,392
Olympic Tower Mortgage Trust, Series 2017-OT, Class E, 4.08%, 05/10/39 (b)(e)		3,730	3,418,754
Prima Capital CRE Securitization Ltd.,
Series 2015-4A, Class C, 4.00%, 08/24/49 (b)(d)		900	886,230
RAIT Trust:
Series 2017-FL7, Class A, (1 mo. LIBOR US
+ 0.950%), 3.11%, 06/15/37 (a)(b)		2,590	2,590,933
Series 2017-FL7, Class C, (1 mo. LIBOR US
+ 2.500%), 4.66%, 06/15/37 (a)(b)		550	550,415
Resource Capital Corp. Ltd.:
Series 2017-CRE5, Class A, (1 mo. LIBOR
US + 0.800%), 2.96%, 07/15/34 (a)(b)		1,731	1,730,527
Series 2017-CRE5, Class B, (1 mo. LIBOR
US + 2.000%), 4.16%, 07/15/34 (a)(b)(d)		939	941,182
RSO, Series 17, Class REPO, 5.20%, 07/17/20 (d)		9,872	9,871,994
U.S. Mortgage, Series 2018-USDC, Class F,
4.64%, 08/10/50 (b)(e)		1,420	1,301,759
UBS Commercial Mortgage Trust,
Series 2018-C13, Class D, 3.00%, 10/15/51 (b)(e)		373	299,461
Velocity Commercial Capital Loan Trust:
Series 2015-1, Class AFL, (1 mo. LIBOR US
+ 2.430%), 4.65%, 06/25/45 (a)(b)		346	348,631
Series 2016-1, Class M4, 7.99%, 04/25/46 (b)(e)		370	436,369

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Velocity Commercial Capital Loan Trust:
(continued)
Series 2016-2, Class AFL, (1 mo. LIBOR US + 1.800%), 4.02%, 10/25/46 (a)	USD	852	$862,319
Series 2016-2, Class M1, 3.66%, 10/25/46 (e)		360	355,098
Series 2016-2, Class M2, 4.46%, 10/25/46 (e)		200	195,870
Series 2016-2, Class M3, 5.50%, 10/25/46 (e)		800	807,616
Series 2016-2, Class M4, 7.23%, 10/25/46 (e)		370	380,572
Series 2017-1, Class AFL, (1 mo. LIBOR US + 1.250%), 3.47%, 05/25/47 (a)(b)		2,904	2,922,265
Series 2017-1, Class M1, 3.55%, 05/25/47 (b)(e)		420	408,938
Series 2017-1, Class M2, 4.45%, 05/25/47 (b)(e)		410	405,402
Series 2017-1, Class M3, 5.35%, 05/25/47 (b)(e)		410	417,512
Series 2017-2, Class M3, 4.24%, 11/25/47 (b)(e)		755	734,264
Series 2017-2, Class M4, 5.00%, 11/25/47 (b)(e)		453	439,597
Series 2018-1, Class M2, 4.26%, 04/25/48 (b)		369	364,774
VNDO Mortgage Trust, Series 2013-PENN,
Class D, 4.08%, 12/13/29 (b)(e)		550	548,624
Waldorf Astoria Boca Raton Trust,
Series 2016-BOCA, Class A, (1 mo. LIBOR
US + 1.350%), 3.51%, 06/15/29 (a)(b)		3,870	3,872,419
Wells Fargo Commercial Mortgage Trust:
Series 2014-LC18, Class A5, 3.41%, 12/15/47		550	543,122
Series 2015-C27, Class C, 3.89%, 02/15/48		902	846,905
Series 2015-C31, Class A4, 3.70%, 11/15/48		1,800	1,793,476
Series 2015-NXS2, Class A5, 3.77%, 07/15/58 (e)		3,050	3,059,684
Series 2015-NXS4, Class A4, 3.72%, 12/15/48		608	606,634
Series 2015-NXS4, Class D, 3.75%, 12/15/48 (e)		95	87,806
Series 2015-P2, Class A4, 3.81%, 12/15/48		2,150	2,161,179
Series 2017-C38, Class A5, 3.45%, 07/15/50		1,261	1,226,236
Series 2017-C39, Class C, 4.12%, 09/15/50		590	566,089
Series 2017-C39, Class D, 4.50%, 09/15/50 (b)(e)		430	398,315
Series 2017-C41, Class D, 2.60%, 11/15/50 (b)(e)		1,772	1,436,386
Series 2017-HSDB, Class A, (1 mo. LIBOR
US + 0.850%), 3.00%, 12/13/31 (a)(b)		1,508	1,508,959
Series 2018-1745, Class A, 3.87%, 06/15/36 (b)(e)		930	920,817
Series 2018-BXI, Class E, (1 mo. LIBOR US + 2.160%), 4.32%, 12/15/36 (a)(b)		890	896,363
Series 2018-C44, Class D, 3.00%, 05/15/51 (b)		1,100	888,180
Series 2018-C45, Class C, 4.73%, 06/15/51		530	525,578
WFRBS Commercial Mortgage Trust:
Series 2011-C3, Class A3FL, (1 mo. LIBOR
US + 0.950%), 3.11%, 03/15/44 (a)(b)		90	89,923
Series 2014-C21, Class A5, 3.68%, 08/15/47		1,515	1,518,761

Total Commercial Mortgage-Backed Securities — 3.5% (Cost: $457,921,287)			452,637,238

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	85

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Interest Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust, Series 2017-3, Class BIO, 1.22%, 07/25/56 (b)(e)	USD	3,291	$337,289

Interest Only Commercial Mortgage-Backed Securities — 0.1%
245 Park Avenue Trust, Series 2017-245P, Class XA, 0.15%, 06/05/37 (b)(e)		13,000	185,900
Banc of America Commercial Mortgage Trust:
Series 2015-UBS7, Class XA, 1.00%, 09/15/48 (e)		1,160	53,528
Series 2017-BNK3, Class XB, 0.78%, 02/15/50 (e)		11,850	543,559
Series 2017-BNK3, Class XD, 1.44%, 02/15/50 (b)(e)		5,000	436,550
Barclays Commercial Mortgage Trust,
Series 2015-SRCH, Class XA, 1.12%, 08/10/35 (b)(e)		17,710	1,146,191
CFCRE Commercial Mortgage Trust:
Series 2016-C3, Class XD, 1.86%, 01/10/48 (b)(e)		5,497	565,311
Series 2016-C4, Class XA, 1.90%, 05/10/58 (e)		6,180	599,433
Series 2016-C4, Class XB, 0.89%, 05/10/58 (e)		5,810	272,024
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.20%, 03/10/46 (e)		20,788	634,349
Series 2015-3BP, Class XA, 0.17%, 02/10/35 (b)(e)		150,000	846,000
Series 2015-CR25, Class XA, 1.08%, 08/10/48 (e)		23,412	1,093,719
Series 2018-COR3, Class XD, 1.75%, 05/10/51 (b)(e)		3,200	419,677
Core Industrial Trust:
Series 2015-TEXW, Class XA, 0.90%, 02/10/34 (b)(e)		12,812	284,465
Series 2015-WEST, Class XA, 1.08%, 02/10/37 (b)(e)		9,716	506,249
CSAIL Commercial Mortgage Trust,
Series 2017-CX10, Class XB, 0.22%, 11/15/50 (e)		12,490	205,781
Deutsche Bank JPMorgan Mortgage Trust,
Series 2017-C6, Class XD, 1.00%, 06/10/50 (b)(e)		5,780	367,955
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 02/25/48 (b)(e)		92,403	242,881
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C22, Class XA, 1.04%, 09/15/47 (e)		3,958	158,344
Series 2014-C23, Class XA, 0.93%, 09/15/47 (e)		39,918	1,000,869
Series 2015-C29, Class XA, 0.96%, 05/15/48 (e)		2,866	87,180
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49 (b)(e)		4,940	245,068
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XB, 0.65%, 04/15/46 (e)		4,570	102,334
Series 2016-JP3, Class XC, 0.75%, 08/15/49 (b)(e)		13,040	622,269

Security		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
JPMorgan Chase Commercial Mortgage
Securities Trust: (continued)
Series 2016-JP4, Class XA, 0.94%, 12/15/49 (e)	USD	2,960	$117,843
LSTAR Commercial Mortgage Trust,
Series 2017-5, Class X, 1.27%, 03/10/50 (b)(e)		3,566	167,930
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XF, 1.34%, 12/15/47 (b)(e)		4,370	238,471
Series 2015-C22, Class XA, 1.26%, 04/15/48 (e)		2,991	152,082
Series 2015-C26, Class XD, 1.49%, 10/15/48 (b)(e)		4,490	359,559
Series 2016-C29, Class XB, 1.12%, 05/15/49 (e)		9,126	578,822
Series 2016-C31, Class XA, 1.59%, 11/15/49 (e)		2,617	214,118
Morgan Stanley Capital I Trust:
Series 2016-UBS9, Class XD, 1.69%, 03/15/49 (b)(e)		13,984	1,358,546
Series 2017-H1, Class XD, 2.36%, 06/15/50 (b)(d)(e)		3,293	510,415
Olympic Tower Mortgage Trust, Series 2017-OT,
Class XA, 0.51%, 05/10/39 (b)(e)		36,697	1,106,048
One Market Plaza Trust:
Series 2017-1MKT, Class XCP, 0.22%, 02/10/32 (b)(e)		53,230	245,923
Series 2017-1MKT, Class XNCP, 0.00%, 02/10/32 (b)(d)(e)		10,646	8,517
Wells Fargo Commercial Mortgage Trust:
Series 2015-NXS1, Class XB, 0.49%, 05/15/48 (e)		3,210	96,169
Series 2015-NXS4, Class XA, 1.07%, 12/15/48 (e)		3,195	158,078
Series 2016-BNK1, Class XD, 1.41%, 08/15/49 (b)(d)(e)		3,420	292,170
Series 2016-LC25, Class XA, 1.22%, 12/15/59 (e)		4,141	234,185
Series 2018-C44, Class XA, 0.93%, 05/15/51 (e)		17,040	958,047

Total Interest Only Commercial Mortgage-Backed Securities — 0.1% (Cost: $17,512,966)			17,416,559

Principal Only Collateralized Mortgage Obligations — 0.0%
Seasoned Credit Risk Transfer Trust,
Series 2017-3, Class B, 0.00%, 07/25/56 (b)(k)		1,622	142,801

Total Non-Agency Mortgage-Backed Securities — 5.5% (Cost: $727,036,466)			722,382,783

Preferred Securities — 1.0%
Capital Trusts — 1.0%

Banks — 0.5%
ABN AMRO Bank NV:
(5 yr. Euro Swap + 3.900%), 4.75% (n)(o)	EUR	3,600	4,043,934
(5 yr. Euro Swap + 5.450%), 5.75% (n)(o)		800	982,981
Al Ahli Bank of Kuwait KSCP, (5 yr. Swap Semi 30/360 US + 4.170%), 7.25% (n)(o)	USD	1,300	1,300,026

86	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Banks (continued)
ABN AMRO Bank NV: (continued)
Allied Irish Banks PLC, (5 yr. Euro Swap + 7.340%), 7.38% (n)(o)	EUR	300	$380,687
Banco Bilbao Vizcaya Argentaria SA, (5 yr. Euro Swap + 9.180%), 8.88% (n)(o)		1,000	1,297,472
Banco Santander SA:
(5 yr. Euro Swap + 4.100%), 4.75% (n)(o)		3,600	3,748,558
(5 yr. Euro Swap + 6.800%), 6.75% (n)(o)		3,100	3,878,194
Bank of East Asia Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.680%), 5.63% (n)(o)	USD	285	278,231
Bank of Ireland, (5 yr. Euro Swap + 6.960%), 7.38% (n)(o)	EUR	810	1,017,096
Bankia SA:
(5 yr. Euro Swap + 5.820%), 6.00% (n)(o)		3,200	3,757,266
(5 yr. Euro Swap + 6.220%), 6.38% (n)(o)		1,200	1,414,158
BNP Paribas SA:
(5 yr. Euro Swap + 5.230%), 6.13% (n)(o)		2,030	2,592,623
(5 yr. Swap Semi 30/360 US + 3.980%), 7.00% (b)(n)(o)	USD	2,745	2,763,529
CaixaBank SA, (5 yr. Euro Swap + 4.500%), 5.25% (n)(o)	EUR	800	862,660
Cooperatieve Rabobank UA, (5 yr. Euro Swap + 5.250%), 5.50% (n)(o)		700	855,484
Credit Agricole SA, (5 yr. Euro Swap + 5.120%), 6.50% (n)(o)		1,070	1,360,418
Danske Bank A/S:
(6 yr. Euro Swap + 4.640%), 5.75% (n)(o)		200	232,203
(5 yr. Euro Swap + 5.470%), 5.88% (n)(o)		850	1,004,162
DNB Bank ASA, (5 yr. Swap Semi 30/360 US + 4.080%), 5.75% (n)(o)	USD	800	800,019
Erste Group Bank AG, (5 yr. Euro Swap + 6.200%), 6.50% (n)(o)	EUR	400	495,703
Hongkong & Shanghai Banking Corp. Ltd., Series 3H, (3 mo. LIBOR US + 0.000%), 2.56% (a)(o)	USD	2,150	1,648,405
HSBC Holdings PLC:
(5 yr. Euro Swap + 3.840%), 4.75% (n)(o)	EUR	700	791,571
(5 yr. Euro Swap + 4.380%), 5.25% (n)(o)		800	979,963
(USD Swap Rate 11:00 am NY 1 + 3.630%), 5.63% (n)(o)	USD	300	298,500
(5 yr. GBP Swap + 4.280%), 5.88% (n)(o)	GBP	200	261,333
(USD Swap Rate 11:00 am NY 1 + 3.750%), 6.00% (n)(o)	USD	10,345	9,923,441
(USD Swap Rate 11:00 am NY 1 + 3.450%), 6.25% (n)(o)		1,200	1,195,500
(USD Swap Rate 11:00 am NY 1 + 3.710%), 6.38% (n)(o)		800	793,232
ING Groep NV, (5 yr. Swap Semi 30/360 US + 4.450%), 6.00% (n)(o)		740	738,076
Intesa Sanpaolo SpA, (5 yr. Euro Swap + 7.190%), 7.75% (n)(o)	EUR	1,400	1,743,179
Itau Unibanco Holding SA, (5 yr. US Treasury
Yield Curve Rate T Note Constant Maturity + 3.860%), 6.50% (b)(n)(o)	USD	946	887,159
Lehman Brothers Holdings Capital Trust VII, 5.86% (d)(f)(m)(o)		1,888	—
Lloyds Banking Group PLC:
(3 mo. LIBOR US + 1.500%), 6.41% (b)(n)(o)		500	505,625
(3 mo. LIBOR US + 1.270%), 6.66% (n)(o)		175	178,392
(3 mo. LIBOR US + 1.270%), 6.66% (b)(n)(o)		1,125	1,146,803
National Westminster Bank PLC, Series C, 2.63% (e)(o)		2,000	1,619,920
Royal Bank of Scotland Group PLC, (5 yr. Swap Semi 30/360 US + 7.600%), 8.63% (n)(o)		800	857,000

Security		Par (000)	Value
Banks (continued)
Lloyds Banking Group PLC: (continued)
Santander UK Group Holdings PLC, (5 yr. GBP Swap + 5.540%), 7.38% (n)(o)	GBP	700	$957,320
Shinhan Financial Group Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.050%), 5.88% (n)(o)	USD	900	896,400
Societe Generale SA, (5 yr. Swap Semi 30/360 US + 4.980%), 7.88% (n)(o)		300	310,800
UniCredit SpA, (5 yr. Euro Swap + 9.300%), 9.25% (n)(o)	EUR	700	905,224
United Overseas Bank Ltd., (5 yr. Swap Semi 30/360 US + 1.790%), 3.88% (n)(o)	USD	864	811,080
Woori Bank, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.350%), 5.25% (n)(o)		1,575	1,539,169

			62,053,496

Capital Markets — 0.3%
Bank of New York Mellon Corp., Series F, (3 mo. LIBOR US + 3.130%), 4.63% (n)(o)		6,967	6,679,611
Credit Suisse Group AG:
(5 yr. Swap Semi 30/360 US + 5.110%), 7.13% (n)(o)		440	451,000
(5 yr. Swap Semi 30/360 US + 4.330%), 7.25% (b)(n)(o)		6,995	7,021,231
(5 yr. Swap Semi 30/360 US + 9.200%), 7.50% (b)(n)(o)		3,250	3,343,437
State Street Corp., (3 mo. LIBOR US + 2.540%), 5.63% (n)(o)		9,655	9,703,275
UBS Group Funding Switzerland AG:
(5 yr. Swap Semi 30/360 US + 2.430%), 5.00% (n)(o)		2,375	2,095,938
(5 yr. Euro Swap + 5.290%), 5.75% (n)(o)	EUR	700	900,103
(USD Swap Rate 11:00 am NY 1 + 5.500%), 6.88% (n)(o)	USD	800	823,528
(5 yr. Swap Semi 30/360 US + 5.880%), 7.13% (n)(o)		740	776,062

			31,794,185

Commercial Services & Supplies — 0.0%
King Talent Management Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 3.520%), 5.60% (n)(o)		800	725,000

Construction & Engineering — 0.0%
Chalieco Hong Kong Corp. Ltd., (3 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 8.290%), 5.70% (n)(o)		200	199,860

Diversified Financial Services — 0.0%
HBOS Capital Funding LP, 6.85% (o)		2,294	2,321,528

Diversified Telecommunication Services — 0.0%
Koninklijke KPN NV, (5 yr. GBP Swap + 5.510%), 6.88%, 03/14/73 (n)	GBP	100	137,998
Orange SA, (5 yr. Euro Swap + 3.670%), 5.25% (n)(o)	EUR	2,180	2,841,226

			2,979,224

Electric Utilities — 0.0%
Electricite de France SA, (8 yr. Euro Swap + 2.440%), 4.13% (n)(o)		800	993,343
Gas Natural Fenosa Finance BV:
(9 yr. Euro Swap + 3.080%), 3.38% (n)(o)		900	1,041,026
(8 yr. Euro Swap + 3.350%), 4.13% (n)(o)		300	365,744

			2,400,113

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	87

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Electronic Equipment, Instruments & Components — 0.0%
Belden, Inc., 4.13%, 10/15/26	EUR	100	$123,071

Industrial Conglomerates — 0.0%
Tewoo Group No. 5 Ltd., (3 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 8.370%), 5.80% (n)(o)	USD	700	625,730

Insurance — 0.0%
Assicurazioni Generali SpA, (3 mo. LIBOR GBP + 2.200%), 6.42% (n)(o)	GBP	100	134,088
ELM BV for Helvetia Schweizerische Versich-
erungsgesellschaft AG, (3 mo. EURIBOR +
3.650%), 3.38%, 09/29/47 (n)	EUR	700	824,519
Heungkuk Life Insurance Co. Ltd., (5 yr. US
Treasury Yield Curve Rate T Note Constant
Maturity + 2.470%), 4.48%, 11/09/47 (n)	USD	488	434,930
KDB Life Insurance Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 4.660%), 7.50%, 05/21/48 (n)		900	869,478

			2,263,015

Machinery — 0.0%
Weichai International Hong Kong Energy Group Co. Ltd., (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 6.080%), 3.75% (n)(o)		278	255,760

Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (b)(o)		3,770	3,822,758

Multi-Utilities — 0.0%
RWE AG, (5 yr. Euro Swap + 2.640%), 2.75%, 04/21/75 (n)	EUR	30	35,577

Oil, Gas & Consumable Fuels — 0.1%
Enbridge, Inc., (3 mo. LIBOR US + 3.420%),
5.50%, 07/15/77 (n)	USD	5,170	4,791,519
PTTEP Treasury Center Co. Ltd., (5 yr. US
Treasury Yield Curve Rate T Note Constant
Maturity + 2.720%), 4.60% (n)(o)		825	795,300
Repsol International Finance BV, (10 yr. Euro
Swap + 4.200%), 4.50%, 03/25/75 (n)	EUR	150	186,774

			5,773,593

Real Estate Management & Development — 0.0%
Agile Group Holdings Ltd., (5 yr. US Treasury
Yield Curve Rate T Note Constant Maturity +
9.220%), 6.88% (n)(o)	USD	400	369,500
ATF Netherlands BV, (5 yr. Euro Swap +
4.380%), 3.75% (n)(o)	EUR	100	117,846

			487,346

Transportation Infrastructure — 0.0%
Royal Capital BV, (5 yr. US Treasury Yield Curve Rate T Note Constant Maturity + 5.930%), 4.88% (n)(o)	USD	219	205,047

Wireless Telecommunication Services — 0.1%
Telefonica Europe BV:
(5 yr. Euro Swap + 2.330%), 2.63% (n)(o)	EUR	100	110,631
(10 yr. Euro Swap + 4.300%), 5.88% (n)(o)		2,700	3,458,128
(8 yr. Euro Swap + 5.590%), 7.63% (n)(o)		200	268,580
Vodafone Group PLC:
(5 yr. Euro Swap + 3.430%), 4.20%, 10/03/78 (n)		875	1,011,966
(5 yr. GBP Swap + 3.270%), 4.88%, 10/03/78 (n)	GBP	275	357,093

Security		Par (000)	Value
Wireless Telecommunication Services (continued)
Vodafone Group PLC: (continued)
(5 yr. Swap Semi 30/360 US + 3.050%), 6.25%, 10/03/78 (n)	USD	1,600	$1,594,106

			6,800,504

Total Capital Trusts — 1.0% (Cost: $126,199,328)			122,865,807

		Shares
Preferred Stocks — 0.0%

Diversified Financial Services — 0.0%
Concrete Investment II SCA, 0.00%, 08/27/44 (d)(f)		12,471	240,721

Total Preferred Stocks — 0.0% (Cost: $1,088,511)			240,721

Total Preferred Securities — 1.0% (Cost: $127,287,839)			123,106,528

		Par (000)
Taxable Municipal Bonds — 6.1%
Adams & Weld Counties School District No. 27J Brighton GO, 5.00%, 12/01/42	USD	1,780	2,007,039
Alamo Community College District GO:
5.00%, 08/15/35		1,260	1,439,109
5.00%, 08/15/36		1,250	1,421,475
5.00%, 08/15/37		1,600	1,810,240
5.00%, 08/15/38		1,570	1,769,861
American Municipal Power, Inc. RB:
7.83%, 02/15/41		1,500	2,146,140
6.45%, 02/15/44		4,635	5,871,154
Arizona Health Facilities Authority RB, 2.38%, 01/01/37 (e)		1,355	1,287,467
Arizona State University RB, 5.00%, 07/01/43		1,160	1,307,772
Bay Area Toll Authority RB:
6.92%, 04/01/40		3,145	4,223,609
7.04%, 04/01/50		8,725	12,781,514
Berks County Industrial Development Authority RB:
5.00%, 11/01/47		1,780	1,922,809
5.00%, 11/01/50		1,660	1,786,608
Buckeye Tobacco Settlement Financing
Authority RB, 5.88%, 06/01/47		5,210	5,209,948
Buena Park School District GO, 5.00%, 08/01/47		900	1,014,129
California Health Facilities Financing Authority RB:
5.00%, 08/15/33		1,190	1,370,999
5.00%, 08/15/47		1,650	1,808,251
California Infrastructure & Economic Development Bank RB:
5.00%, 05/15/47		700	793,667
5.00%, 05/15/52		710	801,271
California Pollution Control Financing Authority RB, 5.00%, 11/21/45 (b)		1,000	1,030,210
Central Puget Sound Regional Transit Authority RB, 5.00%, 11/01/50		1,730	1,912,013
Central Texas Regional Mobility Authority RB:
5.00%, 01/01/45		900	976,518
5.00%, 01/01/46		900	979,101
Chesapeake Bay Bridge & Tunnel District RB, 5.00%, 07/01/51		700	756,854

88	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Chesapeake Bay Bridge & Tunnel District RB
AGM, 5.00%, 07/01/41	USD	880	$981,490
City & County of Denver, CO Airport System Revenue RB:
5.00%, 11/15/29		1,180	1,339,807
5.00%, 11/15/30		945	1,069,003
City & County of Denver, CO RB:
5.00%, 08/01/44		2,950	3,278,394
5.00%, 08/01/48		2,170	2,405,271
City of Atlanta, GA Water & Wastewater RB, 5.00%, 11/01/47		1,760	1,984,242
City of Atlanta, GA Water & Wastewater Revenue RB:
5.00%, 11/01/40		885	979,385
5.00%, 11/01/41		2,630	2,980,474
City of Aurora, CO Water Revenue RB:
5.00%, 08/01/41		3,500	3,910,060
5.00%, 08/01/46		3,530	3,943,575
City of Austin, TX Water & Wastewater System Revenue RB, 5.00%, 11/15/43		1,650	1,816,749
City of Cartersville, GA RB, 5.00%, 06/01/48		1,000	1,129,050
City of Colorado Springs, CO Utilities System Revenue RB, 5.00%, 11/15/42		880	994,734
City of Columbia, SC Waterworks & Sewer System Revenue RB:
5.00%, 02/01/42		1,350	1,537,609
5.00%, 02/01/48		1,460	1,655,363
City of Long Beach, CA Harbor RB, 5.00%, 05/15/47		2,040	2,319,562
City of New York, NY GO:
5.00%, 04/01/40		2,600	2,935,244
5.00%, 04/01/45		1,970	2,215,501
City of Philadelphia, PA Airport Revenue RB, 5.00%, 07/01/42		1,000	1,086,990
City of Riverside, CA Electric Revenue RB, 7.61%, 10/01/40		1,325	1,889,848
City of San Antonio, TX Electric & Gas Systems Revenue RB, 5.00%, 02/01/48		730	786,692
City Public Service Board of San Antonio, TX RB, 5.81%, 02/01/41		3,260	4,046,377
Clark County School District GO:
5.00%, 06/15/30		1,870	2,140,383
5.00%, 06/15/31		2,000	2,278,460
5.00%, 06/15/33		2,210	2,500,062
5.00%, 06/15/34		2,130	2,400,169
Colorado Health Facilities Authority RB, 5.25%, 02/01/31		785	820,827
Commonwealth Financing Authority RB:
3.86%, 06/01/38		2,325	2,239,742
4.14%, 06/01/38		1,730	1,698,445
Commonwealth of Massachusetts GO:
5.00%, 11/01/42		1,890	2,133,961
5.00%, 01/01/45		2,380	2,681,879
5.00%, 11/01/45		1,830	2,061,623
Commonwealth of Massachusetts
Transportation Fund RB, 5.00%, 06/01/48		3,600	4,080,420
Commonwealth of Puerto Rico GO, 8.00%, 07/01/35 (f)(m)		12,415	7,185,181
Connecticut State Health & Educational Facility
Authority RB, 5.00%, 07/01/45		1,700	1,797,495
Contra Costa Community College District GO, 6.50%, 08/01/34		570	707,079
County of Anne Arundel, MD GO, 5.00%, 10/01/47		1,640	1,859,596
County of Clark, NV GO:
5.00%, 06/01/43		3,220	3,638,342
5.00%, 05/01/48		4,660	5,245,016

Security		Par (000)	Value
County of Franklin, OH Sales Tax Revenue RB:
5.00%, 06/01/43	USD	1,600	$1,830,560
5.00%, 06/01/48		3,170	3,612,691
County of King, WA Sewer Revenue RB:
5.00%, 07/01/42		1,090	1,229,738
5.00%, 07/01/47		1,780	1,962,147
County of Miami-Dade, FL Aviation RB, 4.06%, 10/01/31		1,765	1,733,124
County of Miami-Dade, FL Aviation Revenue RB:
2.50%, 10/01/24		2,490	2,343,713
3.35%, 10/01/29		560	529,452
3.45%, 10/01/30		1,030	970,476
3.50%, 10/01/31		965	908,036
5.00%, 10/01/38		1,600	1,737,472
5.00%, 10/01/40		1,650	1,812,888
County of Miami-Dade, FL GO, 5.00%, 07/01/35		800	899,832
Dallas Area Rapid Transit RB:
5.00%, 12/01/41		1,780	1,986,017
5.00%, 12/01/46		2,410	2,680,763
Dallas/Fort Worth International Airport RB:
5.00%, 11/01/42		2,025	2,127,424
Series A, 5.00%, 11/01/43		60	62,574
5.00%, 11/01/45		3,670	3,825,938
5.00%, 11/01/45		2,650	2,781,652
Denton Independent School District GO PSF, 5.00%, 08/15/43		2,750	3,086,600
District of Columbia GO, 5.00%, 06/01/42		1,750	1,975,330
District of Columbia RB:
5.00%, 07/15/34		775	858,615
5.00%, 07/15/35		775	855,972
District of Columbia Water & Sewer Authority RB, 5.00%, 10/01/49		1,415	1,602,360
Dutchess County Local Development Corp. RB, 5.00%, 07/01/46		2,685	2,904,928
Grand Parkway Transportation Corp. RB, 5.00%, 10/01/43		5,180	5,825,532
Grant County Public Utility District No. 2 RB, 4.58%, 01/01/40		600	610,674
Great Lakes Water Authority Water Supply
System Revenue RB, 5.25%, 07/01/33		755	868,801
Health & Educational Facilities Authority of the State of Missouri RB:
5.00%, 11/15/29		840	948,150
3.65%, 01/15/46		1,165	1,094,250
3.09%, 09/15/51		4,665	3,867,658
3.65%, 08/15/57		4,495	4,148,346
Indiana Housing & Community Development
Authority RB, 3.80%, 07/01/38		930	927,396
JobsOhio Beverage System RB, 3.99%, 01/01/29		2,760	2,772,641
Kentucky Economic Development Finance
Authority RB, 5.25%, 06/01/50		850	894,795
Las Vegas Valley Water District GO, 5.00%, 06/01/46		1,050	1,164,702
Lexington County Health Services District, Inc. RB, 5.00%, 11/01/41		960	1,024,157
Los Angeles Community College District GO, 6.60%, 08/01/42		6,050	8,330,971
Los Angeles County Metropolitan Transportation
Authority RB, 5.00%, 07/01/42		2,650	3,028,685
Los Angeles Department of Water & Power Power System RB, 6.57%, 07/01/45		1,385	1,904,610
Los Angeles Department of Water & Power RB, 6.60%, 07/01/50		3,355	4,703,005
Los Angeles Unified School District GO:
5.75%, 07/01/34		415	490,879

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	89

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Los Angeles Unified School District GO:
(continued) 6.76%, 07/01/34	USD	7,405	$9,518,313
Maryland Health & Higher Educational Facilities Authority RB, 5.25%, 07/01/27		815	903,843
Maryland Stadium Authority RB, 5.00%, 05/01/41		1,580	1,750,988
Massachusetts Bay Transportation Authority RB:
5.00%, 07/01/39		970	1,093,568
5.00%, 07/01/40		1,020	1,148,296
5.00%, 07/01/41		1,060	1,192,468
5.00%, 07/01/42		1,115	1,253,438
5.00%, 07/01/43		890	999,782
Massachusetts Development Finance Agency RB:
5.00%, 07/01/43		2,390	2,583,208
5.00%, 09/01/45		985	1,089,321
5.00%, 07/01/47		1,260	1,372,039
5.00%, 07/01/48		4,440	4,780,326
5.00%, 07/01/53		2,500	2,681,225
Massachusetts Educational Financing Authority RB, 5.00%, 01/01/22		500	539,385
Massachusetts Housing Finance Agency RB:
4.50%, 12/01/39		940	964,337
4.60%, 12/01/44		995	1,021,149
4.50%, 12/01/48		1,180	1,208,650
Massachusetts Port Authority RB, 5.00%, 07/01/43		1,590	1,738,124
Massachusetts School Building Authority RB, 5.25%, 02/15/48		2,605	2,986,554
Massachusetts Water Resources Authority RB, 5.00%, 08/01/40		920	1,032,507
Mesquite Independent School District GO PSF, 5.00%, 08/15/42		1,700	1,896,299
Metropolitan Atlanta Rapid Transit Authority RB:
5.00%, 07/01/41		1,750	1,936,358
5.00%, 07/01/42		1,750	1,935,238
5.00%, 07/01/45		1,380	1,540,149
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board RB, 5.00%, 07/01/46		1,800	1,948,698
Metropolitan St. Louis Sewer District RB:
5.00%, 05/01/42		2,670	3,025,911
5.00%, 05/01/47		2,290	2,582,433
Metropolitan Transportation Authority RB:
5.87%, 11/15/39		735	876,943
6.67%, 11/15/39		350	453,537
6.69%, 11/15/40		1,160	1,518,510
6.81%, 11/15/40		860	1,133,927
5.00%, 11/15/42		1,700	1,905,734
5.25%, 11/15/57		2,090	2,343,517
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB:
7.46%, 10/01/46		1,060	1,510,394
5.00%, 10/01/53		1,000	1,050,320
Metropolitan Washington Airports Authority RB:
5.00%, 10/01/32		2,710	3,037,585
5.00%, 10/01/43		2,770	3,078,440
Miami-Dade County Educational Facilities Authority RB:
5.00%, 04/01/48		1,740	1,912,434
5.07%, 04/01/50		1,300	1,419,496
5.00%, 04/01/53		3,775	4,120,752
Michigan Finance Authority RB:
5.00%, 06/01/39		840	910,930
5.00%, 11/15/41		850	928,098
5.00%, 12/01/47		7,010	7,500,770
Michigan State Housing Development Authority RB:
3.55%, 10/01/33		1,055	1,038,099

Security		Par (000)	Value
Michigan State Housing Development Authority RB: (continued) 4.00%, 10/01/43	USD	1,010	$1,008,414
4.05%, 10/01/48		465	464,196
4.15%, 10/01/53		2,400	2,395,584
Mississippi Hospital Equipment & Facilities Authority RB, 5.00%, 09/01/46		1,610	1,694,799
Municipal Electric Authority of Georgia RB, 6.64%, 04/01/57		1,610	1,899,124
New Jersey State Turnpike Authority RB, 7.41%, 01/01/40		2,329	3,332,310
New Jersey Transportation Trust Fund Authority RB, 5.00%, 06/15/29		915	1,010,819
New Orleans Aviation Board RB, 5.00%, 01/01/40		1,140	1,224,554
New York City Housing Development Corp. RB:
3.70%, 11/01/38		1,090	1,068,745
3.85%, 11/01/43		3,300	3,268,452
4.00%, 11/01/53		3,510	3,470,688
New York City Transitional Finance Authority Building Aid Revenue RB, 5.00%, 07/15/40		930	1,023,595
New York City Transitional Finance Authority Future Tax Secured Revenue RB:
3.55%, 05/01/25		5,040	4,998,218
3.05%, 05/01/27		4,675	4,428,861
5.00%, 08/01/31		470	537,262
5.00%, 02/01/35		1,040	1,163,573
5.00%, 05/01/36		990	1,107,671
New York City Water & Sewer System RB:
5.00%, 06/15/39		3,720	4,214,797
5.00%, 06/15/40		2,660	3,013,807
5.75%, 06/15/41		1,330	1,648,947
6.01%, 06/15/42		665	851,479
5.38%, 06/15/43		4,410	4,706,352
5.44%, 06/15/43		1,775	2,133,000
5.50%, 06/15/43		5,285	5,656,641
5.88%, 06/15/44		1,240	1,573,014
New York Convention Center Development Corp. RB:
5.00%, 11/15/40		930	1,023,353
5.00%, 11/15/46		2,370	2,628,117
New York Liberty Development Corp. RB, 5.00%, 11/15/44 (b)		2,200	2,285,580
New York State Dormitory Authority RB:
5.00%, 02/15/31		780	890,947
5.00%, 03/15/32		1,395	1,579,182
5.00%, 02/15/36		1,870	2,118,804
5.00%, 02/15/37		950	1,073,272
5.00%, 02/15/38		940	1,061,974
5.00%, 10/01/38		2,830	3,269,442
5.00%, 02/15/39		940	1,057,359
5.00%, 03/15/39		2,840	3,224,337
5.00%, 02/15/40		945	1,060,668
5.39%, 03/15/40		1,470	1,726,442
5.00%, 02/15/41		1,870	2,097,373
5.00%, 03/15/41		1,750	1,982,278
5.00%, 02/15/42		2,540	2,846,756
5.00%, 03/15/42		1,750	1,980,755
5.00%, 02/15/43		1,550	1,735,938
5.00%, 03/15/43		1,820	2,036,598
5.00%, 03/15/43		1,750	1,979,250
5.00%, 10/01/48		1,120	1,420,698
New York State Urban Development Corp. RB:
2.86%, 03/15/24		5,580	5,428,168
3.12%, 03/15/25		2,900	2,820,685
3.32%, 03/15/29		4,035	3,880,137
New York Transportation Development Corp. RB:
5.00%, 08/01/20		2,200	2,284,502
5.00%, 07/01/46		730	769,026

90	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
New York Transportation Development Corp.
RB: (continued) 5.25%, 01/01/50	USD	5,190	$5,522,575
North Texas Tollway Authority RB, 5.00%, 01/01/43		1,245	1,382,037
Ohio Turnpike & Infrastructure Commission RB, 5.00%, 02/15/48		1,720	1,862,760
Oklahoma Development Finance Authority RB:
5.25%, 08/15/43		1,000	1,093,370
5.25%, 08/15/48		500	544,565
5.50%, 08/15/57		4,760	5,243,378
Omaha Public Power District RB, 5.00%, 02/01/42		2,070	2,349,740
Orange County Local Transportation Authority
RB, 6.91%, 02/15/41		2,790	3,671,222
Oregon School Boards Association GO:
5.48%, 06/30/22		4,895	5,274,265
5.49%, 06/30/23		4,215	4,612,348
Oregon School Boards Association GO AMBAC, 4.76%, 06/30/28		4,460	4,709,136
Pennsylvania Economic Development Financing
Authority RB:
5.00%, 12/31/22		1,000	1,087,060
5.00%, 12/31/38		320	341,770
Pennsylvania State University RB:
5.00%, 09/01/43		1,240	1,413,600
5.00%, 09/01/48		1,450	1,645,127
Pennsylvania Turnpike Commission RB:
5.00%, 12/01/43		3,460	3,816,415
5.00%, 12/01/48		11,290	12,604,495
5.00%, 12/01/48		2,805	3,081,489
Permanent University Fund — University of Texas
System RB, 3.38%, 07/01/47		3,725	3,398,094
Port Authority of New York & New Jersey RB:
5.65%, 11/01/40		2,165	2,608,717
4.96%, 08/01/46		2,660	2,969,996
5.00%, 11/15/47		860	946,533
4.93%, 10/01/51		1,045	1,164,673
4.46%, 10/01/62		3,505	3,632,126
4.81%, 10/15/65		1,740	1,899,123
Port of Seattle, WA RB, 5.00%, 05/01/43		930	1,019,596
Public Power Generation Agency RB, 5.00%, 01/01/35		1,070	1,185,688
Regents of the University of California Medical
Center Pooled Revenue RB:
5.00%, 05/15/47		1,500	1,659,855
6.58%, 05/15/49		2,860	3,749,317
Royal Oak Hospital Finance Authority RB, 5.00%, 09/01/39		1,160	1,251,628
Sacramento County Sanitation Districts
Financing Authority RB, 2.09%, 12/01/35 (e)		1,940	1,895,070
Salt Lake City Corp. Airport Revenue RB:
5.00%, 07/01/47		2,960	3,238,210
5.00%, 07/01/47		1,100	1,225,103
Salt River Project Agricultural Improvement &
Power District RB:
5.00%, 01/01/36		1,840	2,122,311
5.00%, 12/01/45		6,365	7,059,485
San Antonio Water System RB, 5.00%, 05/15/39		4,390	4,857,886
San Diego County Regional Airport Authority RB, 5.00%, 07/01/47		1,640	1,834,389
San Diego Public Facilities Financing Authority
Sewer Revenue RB, 5.00%, 05/15/39		1,250	1,425,513
San Diego Unified School District GO, 5.00%, 07/01/41		2,370	2,714,527
San Francisco City & County Airport Comm-San Francisco International Airport RB, 5.00%, 05/01/46		3,330	3,636,793

Security		Par (000)	Value
San Francisco City & County Airport RB, 5.00%, 05/01/47	USD	1,890	$2,079,378
San Jose Redevelopment Agency Successor
Agency TA:
2.96%, 08/01/24		7,265	7,082,866
3.13%, 08/01/28		4,275	4,025,340
3.25%, 08/01/29		3,585	3,368,538
South Carolina Public Service Authority RB:
2.39%, 12/01/23		2,692	2,502,052
5.00%, 12/01/49		1,730	1,808,784
5.00%, 12/01/50		1,730	1,816,811
Spartanburg County School District No. 7 GO, 5.00%, 03/01/48		645	733,636
State Board of Administration Finance Corp. RB, 2.64%, 07/01/21		4,400	4,356,176
State of California GO:
2.25%, 10/01/23		6,805	6,498,435
7.50%, 04/01/34		2,210	3,055,833
4.60%, 04/01/38		16,540	17,158,596
7.55%, 04/01/39		3,715	5,422,340
7.30%, 10/01/39		2,575	3,595,241
7.35%, 11/01/39		1,320	1,853,795
State of Connecticut GO, 3.31%, 01/15/26		4,655	4,481,229
State of Illinois GO:
5.00%, 05/01/20		1,380	1,423,346
5.00%, 11/01/22		1,735	1,820,987
5.00%, 11/01/24		4,450	4,697,776
5.00%, 12/01/24		870	918,529
5.00%, 11/01/25		4,350	4,591,077
5.10%, 06/01/33		13,140	12,611,115
State of Minnesota GO:
5.00%, 08/01/31		1,390	1,652,474
5.00%, 08/01/32		1,730	2,048,493
5.00%, 08/01/34		1,740	2,040,776
5.00%, 08/01/35		1,780	2,077,776
State of Ohio GO:
5.00%, 05/01/30		1,180	1,343,359
5.00%, 03/15/32		2,380	2,660,911
State of Texas GO:
5.00%, 04/01/40		1,310	1,467,004
5.00%, 04/01/43		2,100	2,344,272
State of Washington GO:
5.00%, 07/01/30		4,470	5,027,141
5.00%, 08/01/30		1,000	1,151,420
5.00%, 08/01/40		2,720	3,011,122
5.00%, 08/01/40		1,120	1,262,027
5.00%, 02/01/41		1,880	2,105,224
5.00%, 08/01/41		1,175	1,323,050
5.00%, 08/01/42		1,245	1,400,849
State of West Virginia GO:
5.00%, 06/01/40		2,400	2,724,504
5.00%, 12/01/40		2,480	2,815,321
5.00%, 12/01/41		2,370	2,688,362
State of Wisconsin GO:
5.00%, 05/01/32		1,040	1,173,942
5.00%, 05/01/33		940	1,058,064
5.00%, 11/01/33		1,520	1,753,411
5.00%, 05/01/34		1,220	1,371,670
5.00%, 05/01/36		1,520	1,704,133
5.00%, 05/01/38		1,530	1,713,401
State of Wisconsin RB, 3.15%, 05/01/27		3,355	3,218,015
Sumter Landing Community Development
District RB, 4.17%, 10/01/47		920	909,668
Tennessee Housing Development Agency RB:
3.75%, 07/01/38		980	958,518
3.85%, 07/01/43		460	449,908
3.95%, 01/01/49		370	359,784
Texas A&M University RB:
2.76%, 05/15/26		5,045	4,782,761

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	91

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Texas A&M University RB: (continued) 2.84%, 05/15/27	USD	2,240	$2,115,008
Texas Municipal Gas Acquisition & Supply Corp.
RB, 6.25%, 12/15/26		850	977,169
Texas Private Activity Bond Surface
Transportation Corp. RB, 5.00%, 12/31/55		370	392,100
Texas Water Development Board RB:
5.00%, 10/15/38 (r)		2,650	3,041,140
5.00%, 10/15/43		2,570	2,920,420
5.00%, 10/15/47		1,030	1,160,697
5.00%, 04/15/49 (r)		17,120	19,490,093
Tobacco Settlement Finance Authority RB, 7.47%, 06/01/47		6,660	6,654,472
Tobacco Settlement Financing Corp. RB, 6.71%, 06/01/46		4,195	4,158,504
TSASC, Inc. RB, 5.00%, 06/01/41		1,700	1,815,651
University of California RB:
3.06%, 07/01/25		1,865	1,809,983
4.60%, 05/15/31		1,950	2,067,624
4.86%, 05/15/12		1,415	1,432,631
University of Delaware RB, 4.22%, 11/01/58		2,175	2,156,295
University of Houston RB:
5.00%, 02/15/33		955	1,075,034
5.00%, 02/15/34		875	981,908
5.00%, 02/15/35		1,990	2,226,193
5.00%, 02/15/36		2,560	2,854,963
University of Michigan RB, 5.00%, 04/01/42		2,785	3,162,033
University of Oregon RB, 5.00%, 04/01/46		1,270	1,407,020
Upper Arlington City School District GO, 5.00%, 12/01/48		2,290	2,589,807
Virginia Small Business Financing Authority RB:
RB, AMT, Transform 66 P3 Project, 5.00%, 12/31/52		2,535	2,701,093
5.00%, 12/31/56		2,190	2,330,160
Washington State Convention Center Public
Facilities District RB, 5.00%, 07/01/58		7,060	7,768,471
Weld County School District No. RE-4 GO, 5.25%, 12/01/41		1,560	1,783,283
West Virginia Hospital Finance Authority RB:
5.00%, 06/01/19		895	912,533
5.00%, 06/01/20		965	1,006,939
5.00%, 06/01/21		960	1,023,235
5.00%, 06/01/22		1,050	1,140,941
5.00%, 06/01/23		870	960,724
5.00%, 06/01/24		935	1,045,648
Wisconsin Health & Educational Facilities
Authority RB, 5.00%, 12/15/44		790	836,531

Total Taxable Municipal Bonds — 6.1% (Cost: $802,272,787)			791,971,576

U.S. Government Sponsored
Agency Securities — 64.7%
Agency Obligations — 0.0%
Fannie Mae 6.63%, 11/15/30		1,450	1,910,611
Freddie Mac 3.75%, 03/27/19		3,650	3,673,816

			5,584,427

Collateralized Mortgage Obligations — 0.6%
Fannie Mae:
Series 2003-W5, Class A, (1 mo. LIBOR US + 0.110%), 2.33%, 04/25/33 (a)		2	2,132
Series 2005-48, Class AR, 5.50%, 02/25/35 .		2	2,021
Series 2016-C02, Class 1M2, (1 mo. LIBOR US + 6.000%), 8.22%, 09/25/28 (a)		640	752,928
Series 2016-C04, Class 1M2, (1 mo. LIBOR US + 4.250%), 6.47%, 01/25/29 (a)		4,553	5,136,122

Security		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Fannie Mae: (continued)
Series 2016-C06, Class 1M2, (1 mo. LIBOR US + 4.250%), 6.47%, 04/25/29 (a)	USD	4,038	$4,612,468
Series 2017-C01, Class 1B1, (1 mo. LIBOR US + 5.750%), 7.97%, 07/25/29 (a)		1,713	2,075,614
Series 2017-C01, Class 1M2, (1 mo. LIBOR US + 3.550%), 5.77%, 07/25/29 (a)		3,204	3,497,837
Series 2017-C03, Class 1B1, (1 mo. LIBOR US + 4.850%), 7.07%, 10/25/29 (a)		9,530	10,977,792
Series 2017-C03, Class 1M2, (1 mo. LIBOR US + 3.000%), 5.22%, 10/25/29 (a)		676	728,364
Series 2017-C05, Class 1B1, (1 mo. LIBOR US + 3.600%), 5.82%, 01/25/30 (a)		3,850	4,071,276
Series 2017-C05, Class 1M2, (1 mo. LIBOR US + 2.200%), 4.42%, 01/25/30 (a)		2,245	2,313,843
Series 2017-C07, Class 1B1, (1 mo. LIBOR US + 4.000%), 6.22%, 05/25/30 (a)		3,464	3,707,468
Freddie Mac:
Series 2015-DN1, Class B, (1 mo. LIBOR US + 11.500%), 13.72%, 01/25/25 (a)		499	712,719
Series 2015-HQ2, Class B, (1 mo. LIBOR US + 7.950%), 10.17%, 05/25/25 (a)		527	643,403
Series 2016-DNA4, Class M3, (1 mo. LIBOR US + 3.800%), 6.02%, 03/25/29 (a)		3,200	3,602,714
Series 2017-DNA1, Class M2, (1 mo. LIBOR US + 3.250%), 5.47%, 07/25/29 (a)		3,290	3,600,764
Series 2017-DNA2, Class B1, (1 mo. LIBOR US + 5.150%), 7.37%, 10/25/29 (a)		2,180	2,557,275
Series 2017-DNA2, Class M2, (1 mo. LIBOR US + 3.450%), 5.67%, 10/25/29 (a)		4,004	4,413,225
Series 2017-DNA3, Class B1, (1 mo. LIBOR US + 4.450%), 6.67%, 03/25/30 (a)		3,870	4,351,778
Series 2017-DNA3, Class M2, (1 mo. LIBOR US + 2.500%), 4.72%, 03/25/30 (a)		7,630	7,983,937
Series 2017-HRP1, Class M2, (1 mo. LIBOR US + 2.450%), 4.67%, 12/25/42 (a)		810	833,870
Series 2018-DNA1, Class B1, (1 mo. LIBOR US + 3.150%), 5.37%, 07/25/30 (a)		4,320	4,225,429
Series 2018-DNA1, Class M2, (1 mo. LIBOR US + 1.800%), 4.02%, 07/25/30 (a)		2,800	2,782,280
Series 2018-SPI2, Class M2, 3.82%, 05/25/48 (b)(e)		1,960	1,822,722

			75,407,981
Commercial Mortgage-Backed Securities — 0.4%
Fannie Mae:
Series 2006-M2, Class A2A, 5.27%, 10/25/32 (e)		1,962	2,077,475
Series 2015-M10, Class A2, 3.09%, 04/25/27 (e)		1,000	962,783
Series 2017-M14, Class A2, 2.97%, 11/25/27 (e)		3,010	2,840,886
Series 2018-M12, Class A1, 3.55%, 02/25/30		260	259,737
Freddie Mac:
Series K054, Class A2, 2.75%, 01/25/26		1,170	1,120,606
Series K057, Class A2, 2.57%, 07/25/26		9,215	8,672,487
Series K058, Class A2, 2.65%, 08/25/26		918	866,989
Series K063, Class A2, 3.43%, 01/25/27 (e)		15,920	15,819,218
Series K064, Class A2, 3.22%, 03/25/27		10,733	10,505,217
Series K076, Class A2, 3.90%, 04/25/28		2,486	2,543,456
Series K079, Class A2, 3.93%, 06/25/28		1,470	1,506,317
Series K080, Class A2, 3.93%, 07/25/28 (e)		3,898	3,939,484
Series KJ20, Class A2, 3.80%, 12/25/25		1,040	1,059,160
Series KW06, Class A2, 3.80%, 06/25/28 (e)		1,040	1,051,625
Ginnie Mae:
Series 2015-97, Class VA, 2.25%, 12/16/38		1,125	1,026,357

92	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Ginnie Mae: (continued)
Series 2016-158, Class VA, 2.00%, 03/16/35	USD	734	$637,451

			54,889,248
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2013-M5, Class X2, 2.29%, 01/25/22 (e)		8,662	297,648
Series 2015-M4, Class X2, 0.50%, 07/25/22 (e)		35,883	443,810
Series 2016-M4, Class X2, 2.69%, 01/25/39 (e)		8,034	796,669
Series 2017-M12, Class X, 0.44%, 06/25/27 (e)		16,123	157,035
Freddie Mac:
Series K718, Class X1, 0.76%, 01/25/22 (e)		5,906	104,164
Series KW01, Class X1, 1.12%, 01/25/26 (e)		9,854	553,954
Series KW03, Class X1, 0.98%, 06/25/27 (e)		7,705	420,846
Ginnie Mae:
Series 2012-23, Class IO, 0.58%, 06/16/53 (e)		3,595	88,045
Series 2013-191, Class IO, 0.75%, 11/16/53 (e)		2,939	103,809
Series 2013-30, Class IO, 0.80%, 09/16/53 (e)		13,429	563,631
Series 2013-63, Class IO, 0.79%, 09/16/51 (e)		21,336	1,113,773
Series 2013-78, Class IO, 0.86%, 10/16/54 (e)		16,690	785,764
Series 2014-40, Class AI, 1.00%, 02/16/39		3,801	52,716
Series 2014-52, Class AI, 0.83%, 08/16/41		4,513	93,872
Series 2015-171, Class IO, 0.89%, 11/16/55 (e)		11,116	684,102
Series 2015-173, Class IO, 0.89%, 09/16/55 (e)		6,802	444,234
Series 2015-22, Class IO, 0.73%, 03/16/55 (e)		10,712	562,094
Series 2015-37, Class IO, 0.85%, 10/16/56 (e)		2,741	168,080
Series 2015-48, Class IO, 0.67%, 02/16/50 (e)		5,822	260,481
Series 2016-110, Class IO, 1.03%, 05/16/58 (e)		6,479	509,144
Series 2016-113, Class IO, 1.19%, 02/16/58 (e)		8,861	806,222
Series 2016-119, Class IO, 1.13%, 04/16/58 (e)		34,821	2,841,554
Series 2016-125, Class IO, 1.06%, 12/16/57 (e)		9,180	715,198
Series 2016-128, Class IO, 0.95%, 09/16/56 (e)		13,570	1,063,822
Series 2016-152, Class IO, 0.93%, 08/15/58 (e)		16,923	1,271,576
Series 2016-158, Class IO, 0.91%, 06/16/58 (e)		6,518	480,201
Series 2016-162, Class IO, 1.00%, 09/16/58 (e)		26,534	2,126,650
Series 2016-165, Class IO, 0.96%, 12/16/57 (e)		6,700	532,839
Series 2016-26, Class IO, 0.97%, 02/16/58 (e)		17,207	1,183,741
Series 2016-34, Class IO, 0.99%, 01/16/58 (e)		10,106	784,084
Series 2016-36, Class IO, 0.94%, 08/16/57 (e)		11,867	866,377
Series 2016-67, Class IO, 1.17%, 07/16/57 (e)		12,284	997,385

Security		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Ginnie Mae: (continued)
Series 2016-87, Class IO, 1.00%, 08/16/58 (e)	USD	18,912	$1,439,414
Series 2016-96, Class IO, 0.98%, 12/16/57 (e)		17,572	1,289,036
Series 2016-97, Class IO, 1.04%, 07/16/56 (e)		10,024	821,897
Series 2017-100, Class IO, 0.81%, 05/16/59 (e)		10,002	662,622
Series 2017-151, Class IO, 0.71%, 09/16/57 (d)(e)		13,590	840,797
Series 2017-86, Class IO, 0.77%, 05/16/59 (e)		6,094	397,770
Series 2018-106, Class IO, 0.49%, 04/16/60 (e)		11,257	611,705
Series 2018-85, Class IO, 0.52%, 07/16/60 (e)		12,050	733,171

			28,669,932
Mortgage-Backed Securities — 63.5%
Fannie Mae Mortgage-Backed Securities:
5.00%, 05/01/23-10/01/48 (s)		66,732	70,460,434
4.50%, 02/01/25-10/01/48 (s)		417,071	433,004,756
3.50%, 08/01/26-10/01/48 (s)		1,660,979	1,637,451,545
2.50%, 09/01/27-10/01/33 (s)		175,464	169,670,869
3.00%, 04/01/28-10/01/48		2,250,908	2,186,631,181
4.00%, 08/01/31-01/01/57 (s)		605,639	616,204,640
2.00%, 10/01/31-03/01/32		19,996	18,757,792
5.50%, 12/01/32-10/01/48 (s)		29,779	32,102,180
6.00%, 02/01/34-10/01/48 (s)		18,323	19,910,647
6.50%, 05/01/40		3,312	3,653,232
5.03%, 09/01/44		4,294	4,487,572
Freddie Mac Mortgage-Backed Securities:
2.50%, 02/01/24-10/01/33 (s)		74,581	72,005,415
3.00%, 09/01/27-10/01/48 (s)		287,849	277,693,111
3.50%, 09/01/30-10/01/48 (s)		337,334	334,711,185
4.00%, 10/01/33-10/01/48 (s)		244,187	247,548,380
5.50%, 02/01/35-06/01/41		3,828	4,124,515
5.00%, 07/01/35-10/01/48 (s)		23,157	24,462,882
4.50%, 02/01/39-10/01/48 (s)		161,596	168,473,695
6.00%, 10/01/48 (s)		7,800	8,470,922
Ginnie Mae Mortgage-Backed Securities:
5.00%, 04/15/33-10/01/48 (s)		33,067	34,691,254
4.00%, 04/20/39-10/01/48 (s)		824,585	838,288,265
4.50%, 12/20/39-10/15/48 (s)		202,680	209,692,388
3.50%, 01/15/42-10/01/48 (s)(t)		606,251	603,467,300
3.00%, 12/20/44-10/01/48 (s)		274,931	266,830,967
5.50%, 10/15/48 (s)		5,800	6,122,172

			8,288,917,299

Total U.S. Government Sponsored Agency Securities — 64.7% (Cost: $8,549,300,728)			8,453,468,887

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	93

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio (Percentages shown are based on Net Assets)

Security		Par (000)	Value
U.S. Treasury Obligations — 0.8%
U.S. Treasury Bonds, 3.00%, 08/15/48	USD	1,700	$1,636,051
U.S. Treasury Inflation Indexed Notes:
0.63%, 04/15/23		64,609	63,769,843
0.75%, 07/15/28		34,512	33,955,213
U.S. Treasury Notes, 2.75%, 09/15/21-08/31/23		7,520	7,472,010

Total U.S. Treasury Obligations — 0.8% (Cost: $107,119,948)			106,833,117

Total Long-Term Investments — 130.9% (Cost: $17,324,347,263)			17,096,226,118

Short-Term Securities — 5.7%

Certificates of Deposit — 0.5%
Canadian Imperial Bank of Commerce, 2.66%, 04/17/19 (u)		26,290	26,297,812
MUFG Bank Ltd., 2.68%, 04/17/19 (u)		26,270	26,279,466
Wells Fargo Bank NA, 2.70%, 04/16/19 (u)		12,710	12,718,965

Total Certificates of Deposit — 0.5% (Cost: $65,269,985)			65,296,243

Commercial Paper — 0.7%
AT&T Inc.:
0.00%, 12/06/18		17,620	17,532,700
0.00%, 03/07/19		17,700	17,485,240
Societe Generale SA, 0.00%, 04/12/19		26,290	25,924,721
Sumitomo Mitsui Banking Corp., 0.00%, 04/17/19		26,290	25,910,852

Total Commercial Paper — 0.7% (Cost: $86,834,801)			86,853,513

Foreign Government Obligations — 0.1%
Arab Republic of Egypt Treasury Bills, 19.60%, 04/02/19 (v)	EGP	239,450	12,001,142
Federal Republic of Nigeria Treasury Bills, 14.81%, 04/04/19 (v)	NGN	461,802	1,170,693

Total Foreign Government Obligations — 0.1% (Cost: $13,370,983)			13,171,835

		Shares
Mutual Funds — 6.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 1.97% (w)(z)		791,503,000	791,503,000
SL Liquidity Series, LLC, Money Market Series, 2.26% (w)(x)(z)		8,009,890	8,010,691

Total Mutual Funds — 6.1% (Cost — $799,513,275)			799,513,691

Security		Par (000)	Value
U.S. Treasury Obligations — 0.1%
U.S. Treasury Bills:
1.97%, 10/04/18 (v)(y)	USD	1,000	$999,831
1.95%, 10/25/18 (v)		6,425	6,415,786
2.38%, 07/18/19 (v)		5,140	5,038,660

			12,454,277

Total U.S. Treasury Obligations — 0.1% (Cost: $12,460,042)			12,454,277

Total Short-Term Investments — 7.5% (Cost: $977,449,086)			977,289,559

Options Purchased — 0.2%
(Cost: $46,025,149)			30,820,266

Total Investments Before Options Written and TBA Sale Commitments — 138.6% (Cost: $18,347,821,498)			18,104,335,943

TBA Sale Commitments — (32.1)%(s)

Mortgage-Backed Securities — (32.1)%
Fannie Mae Mortgage-Backed Securities:
2.00%, 10/01/33		21,320	(19,986,961)
2.50%, 10/01/33		38,476	(37,120,852)
3.00%, 10/01/33-10/01/48		801,235	(766,542,665)
4.00%, 10/01/33-10/01/48		240,720	(243,318,796)
3.50%, 10/01/48		2,273,614	(2,236,243,123)
4.50%, 10/01/48		135,542	(139,815,634)
5.00%, 10/01/48		32,253	(33,855,755)
Freddie Mac Mortgage-Backed Securities:
2.50%, 10/01/33		5,743	(5,536,406)
3.50%, 10/01/33		12,527	(12,581,700)
4.50%, 10/01/48		6,108	(6,303,885)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 10/15/48		186,600	(185,543,079)
4.00%, 10/15/48		395,721	(402,444,662)
4.50%, 10/15/48		106,475	(110,031,733)

Total TBA Sale Commitments — (32.1)% (Proceeds: $4,212,733,859)			(4,199,325,251)

Options Written — (0.1)%
(Premiums Received: $11,639,313)			(7,530,624)

Total Investments Net of Options Written and TBA Sale Commitments — 106.4%			13,897,480,068
Liabilities in Excess of Other Assets — (6.4)%			(833,633,007)

Net Assets — 100.0%			$13,063,847,061

(a)	Variable rate security. Rate shown is the rate in effect as of period end.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(f)	Non-income producing security.
(g)	A security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(h)	Security, or a portion of the security, is on loan.
(i)	All or a portion of the security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.
(j)	Convertible security.
(k)	Zero-coupon bond.
(l)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(m)	Issuer filed for bankruptcy and/or is in default.

94	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

(n)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(o)	Perpetual security with no stated maturity date.
(p)	Fixed rate.
(q)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(r)	When-issued security.
(s)	Represents or includes a TBA transaction.
(t)	All or a portion of the security has been pledged as collateral in connection with outstanding TBA commitments.
(u)	Issuer is a U.S. branch of a foreign domiciled bank.
(v)	Rates are discount rates or a range of discount rates as of period end.
(w)	Annualized 7-day yield as of period end.
(x)	Security was purchased with the cash collateral from loaned securities.
(y)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.
(z)	During the year ended September 30, 2018, investments in issuers considered to be affiliates of the Master Portfolio for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, and/or related parties of the Fund were as follows:

Affiliated persons and/or related parties	Par/Shares Held at 09/30/17	Par/Shares Purchased		Par/Shares Sold		Par/Shares Held at 09/30/18	Value at 09/30/18	Income		Net Realized Gain (Loss)(a)	Change in Unrealized Appreciation (Depreciation)
BlackRock Capital Finance LP, Series 1997-R2, Class AP	$3,374	$—		$—		$3,374	$2,991	$—		$—	$8
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	791,503,000	(b)	—		791,503,000	791,503,000	2,217,458		—	—
iShares China Large-Cap ETF	56,865	57,470		(114,335)		—	—	—		414,744	(301,385)
iShares Core MSCI Emerging Markets ETF	535,577	493,296		(1,028,873)		—	—	206,393		1,008,620	(642,122)
iShares iBoxx $ High Yield Corporate Bond ETF	1,286,000	2,814,820		(4,100,820)		—	—	3,453,445		(573,704)	(444,056)
iShares JPMorgan USD Emerging Markets Bond ETF	—	3,021,638		(1,820,000)		1,201,638	129,548,593	2,108,686		(1,873,035)	603,443
iShares Russell 2000 ETF	—	311,420		(311,420)		—	—	—		(944,159)	—
iShares U.S. Home Construction ETF	—	27,800		(27,800)		—	—	—		(46,623)	—
SL Liquidity Series, LLC, Money Market Series	105,456,022	—		(97,446,132	)(c)	8,009,890	8,010,691	814,171	(d)	(946)	416

							$929,065,275	$8,800,153		$(2,015,103)	$(783,696)

(a)	Includes net capital gain distributions, if applicable.
(b)	Represents net shares purchased.
(c)	Represents net shares sold.
(d)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
Hang Seng China Enterprises Index	6	10/30/18	$424	$1,901
WTI Light Sweet Crude Oil(a)	199	11/16/18	14,539	598,513
Euro-BTP Italian Government Bond	205	12/06/18	29,476	(548,444)
Euro-Schatz	2,475	12/06/18	321,196	41,245
Euro Dollar	782	12/17/18	190,300	(21,012)
CBOE Volatility Index	774	12/19/18	11,784	(538,811)
U.S. Treasury Bonds (30 Year)	182	12/19/18	25,571	(23,902)
U.S. Treasury Notes (10 Year)	3,805	12/19/18	451,963	725,160
U.S. Ultra Treasury Bonds	5,288	12/19/18	815,839	(30,372,986)
U.S. Ultra Treasury Notes (10 Year)	2,028	12/19/18	255,528	(4,578,290)
Euro STOXX Banks Index	2	12/21/18	18	37
FTSE 100 Index	266	12/21/18	25,956	715,388
U.S. Treasury Notes (2 Year)	18,898	12/31/18	3,982,458	(9,287,520)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	95

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
U.S. Treasury Notes (5 Year)	16,518	12/31/18	$1,857,888	$(9,861,920)
Euro Dollar	16,704	03/16/20	4,043,830	(5,648,926)

				(58,799,567)

Short Contracts
CBOE Volatility Index	774	11/21/18	11,591	883,729
Euro-Bobl	214	12/06/18	32,474	148,811
Euro-Bund	198	12/06/18	36,504	161,515
Japanese Government Bonds (10 Year)	168	12/13/18	221,925	344,985
S&P 500 E-Mini	558	12/21/18	81,440	(240,798)
Long Gilt British	52	12/27/18	8,197	76,538
WTI Light Sweet Crude Oil(a)	216	02/19/19	15,662	(670,072)
Euro Dollar	1,011	12/16/19	244,814	325,837
Euro Dollar	5,189	12/14/20	1,256,192	1,465,636
Euro Dollar	13,894	03/15/21	3,364,258	4,324,277

				6,820,458

				$(51,979,109)

(a)	All or a portion of the security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MXN	179,727,673	USD	9,551,500	BNP Paribas S.A.	10/01/18	$47,312
ZAR	146,345,357	USD	9,963,600	JPMorgan Chase Bank N.A.	10/01/18	380,974
BRL	4,486,863	USD	1,083,600	Barclays Bank PLC	10/02/18	27,060
BRL	7,381,131	USD	1,760,850	Goldman Sachs International	10/02/18	66,246
BRL	30,267,028	USD	7,395,550	Goldman Sachs International	10/02/18	96,629
BRL	61,190,808	USD	14,953,400	Goldman Sachs International	10/02/18	193,527
BRL	4,530,315	USD	1,083,600	Morgan Stanley & Co. International PLC	10/02/18	37,816
KRW	7,488,742,221	USD	6,686,000	BNP Paribas S.A.	10/02/18	65,744
USD	8,551,978	EUR	7,285,000	Morgan Stanley & Co. International PLC	10/03/18	90,329
USD	4,044,907	ZAR	53,811,607	Goldman Sachs International	10/03/18	242,220
ZAR	53,811,607	USD	3,751,684	Bank of America N.A.	10/03/18	51,003
EUR	277,855,000	USD	321,756,090	UBS AG	10/04/18	1,003,106
USD	312,924,815	EUR	268,324,000	Barclays Bank PLC	10/04/18	1,236,926
USD	3,491,525	EUR	2,987,000	BNP Paribas S.A.	10/04/18	21,795
TRY	18,643,755	USD	2,952,000	BNP Paribas S.A.	10/05/18	122,812
TWD	88,879,060	USD	2,890,000	Morgan Stanley & Co. International PLC	10/05/18	22,276
USD	2,212,000	RUB	141,830,998	Barclays Bank PLC	10/05/18	48,605
USD	13,810,000	RUB	877,004,050	Deutsche Bank AG	10/05/18	432,766
USD	3,321,200	ZAR	46,754,754	JPMorgan Chase Bank N.A.	10/05/18	18,102
ZAR	102,058,191	USD	6,642,400	Goldman Sachs International	10/05/18	567,738
CLP	1,266,606,720	USD	1,831,680	UBS AG	10/09/18	94,327
MXN	16,213,654	USD	830,179	Citibank N.A.	10/09/18	34,526
MXN	29,743,086	USD	1,523,638	HSBC Bank PLC	10/09/18	62,619
MXN	17,846,397	USD	914,183	Morgan Stanley & Co. International PLC	10/09/18	37,601
USD	4,529,000	SEK	39,988,833	Royal Bank of Canada	10/10/18	24,974
USD	6,996,000	CNH	48,100,998	JPMorgan Chase Bank N.A.	10/11/18	7,082
USD	8,050,000	CNH	55,347,775	JPMorgan Chase Bank N.A.	10/11/18	8,148
CHF	15,090	USD	15,215	Citibank N.A.	10/12/18	181
IDR	33,605,712,000	USD	2,222,600	JPMorgan Chase Bank N.A.	10/12/18	28,747
USD	1,122,458	ARS	44,146,273	JPMorgan Chase Bank N.A.	10/16/18	79,798
USD	1,122,458	ARS	44,146,273	JPMorgan Chase Bank N.A.	10/16/18	79,798

96	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,149,977	ARS	45,194,096	Morgan Stanley & Co. International PLC	10/16/18	$82,569
USD	1,122,457	ARS	43,977,865	Morgan Stanley & Co. International PLC	10/16/18	83,774
USD	35,778,254	ZAR	492,476,933	Bank of America N.A.	10/16/18	1,038,407
ZAR	75,238,000	USD	4,940,399	Deutsche Bank AG	10/16/18	366,969
MXN	188,725,529	USD	9,963,600	Goldman Sachs International	10/17/18	87,279
MXN	125,724,049	USD	6,686,000	JPMorgan Chase Bank N.A.	10/19/18	7,270
USD	2,435,480	IDR	35,932,825,533	Barclays Bank PLC	10/19/18	30,281
USD	5,176,835	IDR	76,736,223,499	Morgan Stanley & Co. International PLC	10/19/18	40,421
TRY	34,411,007	USD	5,392,700	BNP Paribas S.A.	10/22/18	218,955
MXN	42,541,987	USD	2,257,500	NatWest Markets PLC	10/23/18	5,743
CLP	3,952,957,560	USD	5,828,000	Citibank N.A.	10/24/18	185,398
CLP	1,563,722,336	USD	2,331,200	Barclays Bank PLC	10/26/18	47,730
CLP	2,047,757,184	USD	3,052,800	Barclays Bank PLC	10/26/18	62,505
RUB	219,473,199	USD	3,321,200	Goldman Sachs International	10/26/18	19,131
ZAR	143,451,927	USD	9,963,600	Bank of America N.A.	11/01/18	133,758
USD	1,896,500	BRL	7,597,379	Goldman Sachs International	11/05/18	20,950
USD	19,996,162	GBP	15,307,000	Citibank N.A.	11/05/18	10,566
USD	134,531,101	JPY	14,848,386,000	NatWest Markets PLC	11/05/18	3,478,080
CLP	1,209,183,827	USD	1,831,680	BNP Paribas S.A.	11/09/18	8,077
MXN	33,471,065	USD	1,751,000	Barclays Bank PLC	11/26/18	20,874
MXN	47,176,807	USD	2,468,000	Barclays Bank PLC	11/26/18	29,421
MXN	279,585,525	USD	14,359,000	HSBC Bank PLC	11/26/18	441,552
USD	53,573	JPY	5,904,000	Barclays Bank PLC	11/26/18	1,385
USD	133,369,081	JPY	14,692,258,000	TD Securities, Inc.	11/26/18	3,496,670
USD	3,147,000	ARS	108,854,730	JPMorgan Chase Bank N.A.	11/30/18	716,122
HKD	1,933,000	USD	246,653	NatWest Markets PLC	12/13/18	543
USD	1,174,991	CNH	8,066,079	BNP Paribas S.A.	12/13/18	6,595
USD	4,878,174	JPY	540,268,510	Barclays Bank PLC	12/13/18	93,660
USD	4,878,139	JPY	540,268,510	Morgan Stanley & Co. International PLC	12/13/18	93,625
USD	3,250,713	JPY	360,179,006	UBS AG	12/13/18	61,037
USD	1,221,515	IDR	17,868,327,363	Citibank N.A.	12/14/18	34,233
AUD	1,426,000	USD	1,029,137	Morgan Stanley & Co. International PLC	12/19/18	2,319
CAD	20,472,314	EUR	13,394,000	Morgan Stanley & Co. International PLC	12/19/18	217,244
CAD	35,229,187	USD	27,100,000	Barclays Bank PLC	12/19/18	224,105
NOK	31,517,868	EUR	3,265,000	Citibank N.A.	12/19/18	68,935
NOK	32,690,640	USD	4,020,000	Deutsche Bank AG	12/19/18	11,242
NOK	76,228,431	USD	9,374,000	Deutsche Bank AG	12/19/18	26,098
NZD	5,357,143	JPY	400,392,867	JPMorgan Chase Bank N.A.	12/19/18	4,503
NZD	5,355,000	JPY	399,643,650	JPMorgan Chase Bank N.A.	12/19/18	9,721
NZD	1,309,000	USD	866,172	Deutsche Bank AG	12/19/18	1,922
RUB	147,242,700	USD	2,140,000	BNP Paribas S.A.	12/19/18	88,188
RUB	118,318,800	USD	1,720,000	JPMorgan Chase Bank N.A.	12/19/18	70,489
SEK	28,497,659	AUD	4,465,000	Morgan Stanley & Co. International PLC	12/19/18	647
SEK	56,988,936	AUD	8,929,000	Morgan Stanley & Co. International PLC	12/19/18	1,294
TWD	51,892,500	USD	1,700,000	HSBC Bank PLC	12/19/18	9,571
ZAR	31,978,020	USD	2,140,000	BNP Paribas S.A.	12/19/18	96,650
USD	1,572,000	ARS	56,827,800	Citibank N.A.	12/28/18	337,686
MXN	108,029,850	USD	5,430,000	Barclays Bank PLC	06/14/19	120,291
USD	43,851,570	EUR	33,810,000	Deutsche Bank AG	12/13/19	3,009,814
USD	44,135,574	EUR	33,810,000	Deutsche Bank AG	02/25/20	3,017,144
USD	44,963,466	JPY	4,504,440,000	HSBC Bank PLC	03/16/20	3,395,287

						26,867,517

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	97

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,494,200	MXN	47,689,129	Barclays Bank PLC	10/01/18	$(52,759)
USD	2,488,006	MXN	46,791,588	BNP Paribas S.A.	10/01/18	(11,017)
USD	4,995,996	MXN	93,950,204	NatWest Markets PLC	10/01/18	(21,653)
USD	2,497,998	MXN	46,975,102	NatWest Markets PLC	10/01/18	(10,826)
USD	2,468,000	MXN	46,347,251	UBS AG	10/01/18	(7,292)
USD	5,294,000	BRL	22,002,340	Barclays Bank PLC	10/02/18	(152,371)
USD	1,896,500	BRL	7,846,200	Barclays Bank PLC	10/02/18	(45,717)
USD	5,418,000	BRL	22,212,987	BNP Paribas S.A.	10/02/18	(80,514)
USD	2,167,200	BRL	8,941,434	Goldman Sachs International	10/02/18	(46,127)
USD	1,625,400	BRL	6,748,011	Goldman Sachs International	10/02/18	(44,975)
USD	2,113,000	BRL	8,698,798	Goldman Sachs International	10/02/18	(40,266)
USD	3,498,400	BRL	14,579,232	Morgan Stanley & Co. International PLC	10/02/18	(110,485)
USD	2,709,000	BRL	11,386,469	Morgan Stanley & Co. International PLC	10/02/18	(109,561)
USD	3,452,000	BRL	14,405,023	UBS AG	10/02/18	(113,762)
USD	6,686,000	KRW	7,458,099,280	Barclays Bank PLC	10/02/18	(38,117)
EUR	7,285,000	USD	8,511,826	Goldman Sachs International	10/03/18	(50,177)
GBP	15,307,000	USD	19,967,982	Citibank N.A.	10/04/18	(11,266)
USD	23,235,587	GBP	17,867,000	JPMorgan Chase Bank N.A.	10/04/18	(58,764)
RUB	1,028,003,564	USD	16,022,000	BNP Paribas S.A.	10/05/18	(341,520)
USD	1,672,000	TRY	10,373,400	Goldman Sachs International	10/05/18	(38,828)
USD	2,890,000	TWD	88,843,418	Deutsche Bank AG	10/05/18	(21,108)
USD	812,241	ZAR	12,321,957	Barclays Bank PLC	10/05/18	(58,273)
USD	2,508,959	ZAR	38,079,299	Morgan Stanley & Co. International PLC	10/05/18	(181,241)
ARS	18,972,525	USD	478,500	JPMorgan Chase Bank N.A.	10/09/18	(26,037)
USD	1,831,680	CLP	1,210,037,371	BNP Paribas S.A.	10/09/18	(8,308)
USD	2,257,500	MXN	42,485,141	Goldman Sachs International	10/09/18	(8,316)
JPY	289,520,587	USD	2,623,800	Bank of America N.A.	10/10/18	(73,373)
SEK	40,122,628	USD	4,529,000	TD Securities, Inc.	10/10/18	(9,904)
CNH	103,050,054	USD	15,046,000	Citibank N.A.	10/11/18	(73,163)
CHF	100,605	USD	103,506	UBS AG	10/12/18	(862)
USD	831,333	CHF	827,868	BNP Paribas S.A.	10/12/18	(13,310)
USD	321,600	IDR	4,865,100,480	Barclays Bank PLC	10/12/18	(4,328)
USD	1,939,097	EUR	1,669,297	Standard Chartered Bank	10/16/18	(1,852)
USD	782,700	TRY	4,896,180	Bank of America N.A.	10/22/18	(15,756)
USD	3,130,000	TRY	19,432,605	BNP Paribas S.A.	10/22/18	(39,017)
USD	780,000	TRY	4,880,772	HSBC Bank PLC	10/22/18	(15,943)
USD	700,000	TRY	4,381,160	Morgan Stanley & Co. International PLC	10/22/18	(14,468)
USD	2,029,500	ZAR	29,228,250	Goldman Sachs International	10/22/18	(30,602)
USD	4,515,000	MXN	85,272,548	UBS AG	10/23/18	(21,518)
AUD	2,711,725	USD	1,965,625	JPMorgan Chase Bank N.A.	10/24/18	(5,082)
USD	5,779,800	IDR	86,697,000,000	Morgan Stanley & Co. International PLC	10/26/18	(18,413)
USD	5,779,800	IDR	86,697,000,000	Morgan Stanley & Co. International PLC	10/26/18	(18,413)
USD	5,535,467	TWD	169,523,681	Bank of America N.A.	10/26/18	(27,051)
USD	5,535,768	TWD	169,433,258	Morgan Stanley & Co. International PLC	10/26/18	(23,783)
USD	5,534,765	TWD	169,363,798	Morgan Stanley & Co. International PLC	10/26/18	(22,508)
IDR	137,580,695,000	USD	9,337,000	Barclays Bank PLC	10/31/18	(151,937)
USD	385,349	ZAR	5,545,096	Barclays Bank PLC	10/31/18	(5,013)
USD	192,675	ZAR	2,770,344	BNP Paribas S.A.	10/31/18	(2,351)
USD	816,431	ZAR	11,743,754	HSBC Bank PLC	10/31/18	(10,302)
USD	1,926,745	ZAR	27,694,842	Morgan Stanley & Co. International PLC	10/31/18	(22,908)
USD	5,392,700	MXN	101,924,872	Barclays Bank PLC	11/01/18	(21,900)
USD	427,960	ZAR	6,179,854	Citibank N.A.	11/01/18	(7,030)

98	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,510,000	ZAR	36,303,887	JPMorgan Chase Bank N.A.	11/01/18	$(45,374)
USD	1,000,640	ZAR	14,454,245	JPMorgan Chase Bank N.A.	11/01/18	(16,772)
USD	5,020,000	ZAR	72,521,430	NatWest Markets PLC	11/01/18	(84,671)
USD	1,005,000	ZAR	14,509,085	NatWest Markets PLC	11/01/18	(16,272)
ARS	22,391,250	USD	525,000	BNP Paribas S.A.	11/02/18	(7,955)
ARS	28,170,325	USD	660,500	Citibank N.A.	11/02/18	(10,008)
ARS	44,310,000	USD	1,050,000	JPMorgan Chase Bank N.A.	11/02/18	(26,820)
ARS	44,255,750	USD	1,045,000	JPMorgan Chase Bank N.A.	11/02/18	(23,073)
USD	6,686,000	KRW	7,483,724,512	BNP Paribas S.A.	11/02/18	(65,699)
BRL	35,017,934	USD	8,746,000	BNP Paribas S.A.	11/05/18	(101,190)
BRL	30,220,821	USD	7,476,700	BNP Paribas S.A.	11/05/18	(16,144)
BRL	30,093,718	USD	7,476,700	UBS AG	11/05/18	(47,522)
JPY	14,848,386,000	USD	131,932,634	JPMorgan Chase Bank N.A.	11/05/18	(879,612)
USD	14,953,400	BRL	61,358,286	Goldman Sachs International	11/05/18	(194,001)
USD	7,395,550	BRL	30,349,858	Goldman Sachs International	11/05/18	(96,861)
USD	3,861,626	EUR	3,321,000	BNP Paribas S.A.	11/05/18	(5,982)
USD	322,560,758	EUR	277,855,000	UBS AG	11/05/18	(1,026,640)
ZAR	46,944,056	USD	3,321,200	JPMorgan Chase Bank N.A.	11/05/18	(18,619)
JPY	14,698,162,000	USD	130,795,483	JPMorgan Chase Bank N.A.	11/26/18	(870,884)
USD	4,515,000	MXN	87,058,329	Citibank N.A.	11/26/18	(93,648)
USD	14,863,000	MXN	286,585,260	NatWest Markets PLC	11/26/18	(308,100)
ARS	20,467,275	USD	503,500	BNP Paribas S.A.	11/30/18	(46,437)
ARS	24,437,800	USD	590,000	BNP Paribas S.A.	11/30/18	(44,270)
ARS	45,045,000	USD	1,050,000	BNP Paribas S.A.	11/30/18	(44,082)
ARS	22,679,420	USD	543,480	BNP Paribas S.A.	11/30/18	(37,017)
ARS	21,147,840	USD	503,520	BNP Paribas S.A.	11/30/18	(31,259)
ARS	21,876,750	USD	525,000	Citibank N.A.	11/30/18	(36,462)
ARS	22,286,250	USD	525,000	JPMorgan Chase Bank N.A.	11/30/18	(27,317)
USD	3,721,607	ZAR	53,811,607	Bank of America N.A.	12/03/18	(50,184)
JPY	49,125,000	USD	443,433	Australia & New Zealand Banking Group Ltd.	12/13/18	(8,392)
USD	6,092,576	EUR	5,227,534	Citibank N.A.	12/13/18	(15,998)
USD	521,005	HKD	4,082,223	Barclays Bank PLC	12/13/18	(1,038)
USD	3,584,463	HKD	28,090,000	Goldman Sachs International	12/13/18	(7,747)
USD	3,584,707	HKD	28,092,275	UBS AG	12/13/18	(7,793)
USD	765,835	HKD	6,000,000	UBS AG	12/13/18	(1,458)
USD	398,946	KRW	444,098,451	Morgan Stanley & Co. International PLC	12/14/18	(2,178)
USD	1,263,304	TWD	38,600,260	Bank of America N.A.	12/14/18	(7,824)
AUD	13,394,000	SEK	85,810,844	JPMorgan Chase Bank N.A.	12/19/18	(38,696)
CNH	19,309,360	USD	2,800,000	TD Securities, Inc.	12/19/18	(3,605)
EUR	6,699,000	CAD	10,186,968	Morgan Stanley & Co. International PLC	12/19/18	(68,133)
EUR	6,695,000	CAD	10,176,065	Morgan Stanley & Co. International PLC	12/19/18	(64,353)
EUR	13,394,000	JPY	1,771,604,289	Bank of America N.A.	12/19/18	(38,366)
JPY	1,750,798,049	EUR	13,394,000	JPMorgan Chase Bank N.A.	12/19/18	(146,015)
JPY	1,382,521,875	NZD	18,750,000	Citibank N.A.	12/19/18	(182,834)
USD	27,100,000	CAD	35,229,537	Citibank N.A.	12/19/18	(224,376)
USD	1,070,000	RUB	73,691,970	BNP Paribas S.A.	12/19/18	(45,162)
USD	640,000	RUB	43,549,274	JPMorgan Chase Bank N.A.	12/19/18	(19,020)
USD	1,710,000	TWD	52,334,550	JPMorgan Chase Bank N.A.	12/19/18	(14,134)
USD	2,140,000	ZAR	30,602,118	Royal Bank of Canada	12/19/18	(415)
ARS	64,687,800	USD	1,572,000	Citibank N.A.	12/28/18	(166,965)
USD	5,430,000	MXN	106,916,700	Barclays Bank PLC	06/14/19	(63,100)
EUR	33,810,000	USD	41,367,211	JPMorgan Chase Bank N.A.	12/13/19	(525,455)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	99

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	33,810,000	USD	41,665,584	JPMorgan Chase Bank N.A.	02/25/20	$(547,154)
JPY	4,504,440,000	USD	41,738,695	JPMorgan Chase Bank N.A.	03/16/20	(170,516)

						(8,983,669)

Net Unrealized Appreciation						$17,883,848

Exchange-Traded Options Purchased

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	540	10/05/18	USD	292.00	USD	15,699	$38,070
Euro Dollar 2-Year Mid-Curve	783	10/12/18	USD	97.25	USD	189,555	4,894
Euro Dollar 2-Year Mid-Curve	3,931	10/12/18	USD	96.88	USD	951,646	294,825
EURO STOXX Banks Index	631	10/19/18	EUR	110.00	EUR	3,362	39,378
iShares Russell 2000 Index ETF	1,863	10/19/18	USD	172.00	USD	31,401	106,191
SPDR S&P 500 ETF Trust	1,062	10/26/18	USD	294.00	USD	30,874	141,246
EURO STOXX 50 Index	294	11/16/18	EUR	3,500.00	EUR	9,994	62,637
EURO STOXX 50 Index	212	11/16/18	EUR	3,550.00	EUR	7,206	19,938
EURO STOXX Banks Index	1,424	11/16/18	EUR	112.50	EUR	7,586	99,200
FTSE 100 Index	550	11/16/18	GBP	7,750.00	GBP	41,306	173,842
Euro Dollar 1-Year Mid-Curve	1,125	12/14/18	USD	98.00	USD	272,419	7,031
Euro Dollar 1-Year Mid-Curve	387	12/14/18	USD	97.25	USD	93,712	14,513
Anglo American PLC	53	12/21/18	GBP	16.50	GBP	913	109,147
Caesars Entertainment Corp.	1,053	12/21/18	USD	9.00	USD	1,079	168,480
EURO STOXX 50 Index	74	12/21/18	EUR	3,475.00	EUR	2,515	36,816
EURO STOXX Banks Index	354	12/21/18	EUR	110.00	EUR	1,886	57,131
Euro Dollar 1-Year Mid-Curve	3,585	01/11/19	USD	97.13	USD	867,884	336,094
EURO STOXX 50 Index	66	01/18/19	EUR	3,500.00	EUR	2,243	33,794

							1,743,227

Put
iShares MSCI Emerging Markets Index ETF	1,792	10/05/18	USD	42.00	USD	7,691	23,296
U.S. Treasury Notes (10 Year)	11,219	10/05/18	USD	118.50	USD	1,332,607	1,227,078
Alibaba Group Holding Ltd.	448	10/19/18	USD	150.00	USD	7,381	25,088
EURO STOXX 50 Index	99	10/19/18	EUR	3,300.00	EUR	3,365	16,667
iShares iBoxx $ High Yield Corporate Bond ETF	407	10/19/18	USD	86.00	USD	3,518	12,617
S&P 500 Index	26	10/19/18	USD	2,800.00	USD	7,576	14,170
S&P 500 Index	14	10/19/18	USD	2,825.00	USD	4,080	9,450
SPDR S&P 500 ETF Trust	12,500	10/19/18	USD	283.00	USD	363,400	981,250
SPDR S&P 500 ETF Trust	1,062	10/26/18	USD	288.00	USD	30,874	191,691
Alibaba Group Holding Ltd.	224	11/16/18	USD	145.00	USD	3,691	38,864
Carrizo Oil & Gas, Inc.	213	11/16/18	EUR	35.00	EUR	771	52,305
Casino Guichard Perrachon SA	99	11/16/18	EUR	29.00	EUR	359	8,506
E-Mini S&P 500 Index Futures	79	11/16/18	USD	2,675.00	USD	11,530	33,180
FTSE 100 Index	550	11/16/18	GBP	7,450.00	GBP	41,306	790,353
iShares MSCI EAFE Index Fund	7,889	11/16/18	USD	67.00	USD	53,637	591,675
iShares MSCI Emerging Markets Index ETF	1,792	11/16/18	USD	39.00	USD	7,691	37,632
S&P 500 Index	52	11/16/18	USD	2,850.00	USD	15,153	123,760
S&P 500 Index	45	11/16/18	USD	2,890.00	USD	13,113	147,600

100	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
S&P 500 Index	37	11/16/18	USD	2,900.00	USD	10,782	$132,090
iShares iBoxx $ High Yield Corporate Bond ETF	740	12/21/18	USD	85.00	USD	6,397	59,570

							4,516,842

							$6,260,069

OTC Barrier Options Purchased

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	Down-and-In	Bank of America N.A.	—	12/04/18	CNH	6.95	CNH	6.75	USD	21,500	$3,976

Put
USD Currency	Down-and-In	Deutsche Bank AG	—	10/11/18	BRL	4.08	BRL	3.75	USD	3,822	26,793
EUR Currency	One-Touch	Deutsche Bank AG	—	10/17/18	USD	1.14	USD	1.14	EUR	3,075	395,270
AUD Currency	One-Touch	Deutsche Bank AG	—	10/22/18	USD	0.72	USD	0.72	AUD	3,583	698,347
USD Currency	One-Touch	Morgan Stanley & Co. International PLC	—	10/25/18	MXN	16.50	MXN	16.50	USD	637	36
USD Currency	One-Touch	Deutsche Bank AG	—	10/31/18	BRL	3.60	BRL	3.60	USD	637	88,942
USD Currency	Down-and-Out	Deutsche Bank AG	—	11/08/18	BRL	3.90	BRL	3.65	USD	11,811	39,610
10Y-2Y SPX	Cap	Citibank N.A.	—	12/06/18	USD	0.13	USD	2,767.50(a)	USD	1,200,000	25,239
USD Currency	One-Touch	Citibank N.A.	—	01/28/19	USD	106.75	USD	106.75	USD	3,336	15,304

											1,289,541

											$1,293,517

(a)	The option can not be exercised if the S&P 500 Index is below USD 2,767.50 at expiration.

OTC Options Purchased

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	Deutsche Bank AG	—	10/03/18	MXN	19.50	USD	8,500	$323
USD Currency	Bank of America N.A.	—	10/05/18	TWD	31.00	USD	6,122	184
USD Currency	NatWest Markets PLC	—	10/05/18	BRL	3.80	USD	5,418	266,626
USD Currency	BNP Paribas S.A.	—	10/10/18	BRL	4.25	USD	5,300	8,734
USD Currency	Morgan Stanley & Co. International PLC	—	10/10/18	BRL	4.00	USD	10,600	164,768
USD Currency	NatWest Markets PLC	—	10/10/18	BRL	3.85	USD	10,600	423,826
USD Currency	BNP Paribas S.A.	—	10/11/18	ZAR	13.75	USD	3,690	118,040
USD Currency	Deutsche Bank AG	—	10/11/18	CNH	7.00	USD	18,300	5,422
	Goldman Sachs
AUD Currency	International	—	10/12/18	USD	0.75	AUD	15,630	721
EUR Currency	HSBC Bank PLC	—	10/12/18	USD	1.16	EUR	29,728	241,669
Nikkei 225 Index	Citibank N.A.	15	10/12/18	JPY	24,190.83	JPY	361,801	29,303
EUR Currency(a)	Bank of America N.A.	—	11/15/18	USD	1.32	EUR	38,735	4
EUR Currency	Bank of America N.A.	—	11/15/18	USD	1.26	EUR	27,045	379
EUR Currency(a)	BNP Paribas S.A.	—	11/15/18	USD	1.30	EUR	27,045	3
EUR Currency	Deutsche Bank AG	—	11/15/18	USD	1.28	EUR	38,735	62

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	101

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Deutsche Bank AG	—	11/15/18	TWD	31.00	USD	39,165	$55,574
EUR Currency	Deutsche Bank AG	—	11/16/18	USD	1.29	EUR	16,115	9
EUR Currency	Goldman Sachs International	—	11/16/18	USD	1.25	EUR	21,775	888
EUR Currency	JPMorgan Chase Bank N.A.	—	11/16/18	USD	1.29	EUR	11,325	6
USD Currency	BNP Paribas S.A.	—	11/21/18	BRL	4.09	USD	5,441	164,053
USD Currency	Citibank N.A.	—	03/26/19	JPY	111.30	USD	49,670	1,163,170
USD Currency	Deutsche Bank AG	—	07/19/19	TWD	31.00	USD	27,943	208,165

								2,851,929

Put
EUR Currency	Citibank N.A.	—	10/02/18	USD	1.15	EUR	19,100	6,229
AUD Currency	Goldman Sachs International	—	10/03/18	NOK	5.70	AUD	7,815	10
AUD Currency	JPMorgan Chase Bank N.A.	—	10/03/18	NOK	5.90	AUD	15,630	43,222
USD Currency	BNP Paribas S.A.	—	10/04/18	BRL	4.10	USD	3,793	105,608
USD Currency	Morgan Stanley & Co. International PLC	—	10/04/18	MXN	18.00	USD	19,103	297
USD Currency	Morgan Stanley & Co. International PLC	—	10/05/18	BRL	4.12	USD	3,822	123,289
EUR Currency(a)	BNP Paribas S.A.	—	10/08/18	CNH	7.45	EUR	38,605	4
EUR Currency(a)	BNP Paribas S.A.	—	10/08/18	CNH	7.60	EUR	38,000	4
EUR Currency(a)	BNP Paribas S.A.	—	10/08/18	CNH	7.50	EUR	17,155	2
EUR Currency(a)	Deutsche Bank AG	—	10/08/18	PLN	4.05	EUR	38,700	4
EUR Currency(a)	Deutsche Bank AG	—	10/08/18	CNH	7.35	EUR	21,375	2
EUR Currency(a)	Deutsche Bank AG	—	10/08/18	CNH	7.35	EUR	17,230	2
EUR Currency(a)	HSBC Bank PLC	—	10/08/18	CNH	7.50	EUR	20,845	2
EUR Currency(a)	JPMorgan Chase Bank N.A.	—	10/08/18	PLN	4.15	EUR	32,250	4
USD Currency	Deutsche Bank AG	—	10/09/18	CAD	1.29	USD	115,790	457,537
USD Currency	JPMorgan Chase Bank N.A.	—	10/09/18	CNH	6.78	USD	47,917	8,465
USD Currency	JPMorgan Chase Bank N.A.	—	10/11/18	ZAR	13.35	USD	4,920	1,622
EUR Currency	HSBC Bank PLC	—	10/12/18	USD	1.16	EUR	29,728	138,676
EUR Currency	Citibank N.A.	—	10/17/18	USD	1.16	EUR	61,043	297,339
USD Currency	Citibank N.A.	—	10/18/18	ZAR	14.50	USD	4,059	124,438
USD Currency	Citibank N.A.	—	10/18/18	ZAR	13.80	USD	4,059	20,479
USD Currency	HSBC Bank PLC	—	10/18/18	ZAR	12.63	USD	45,534	620
USD Currency	HSBC Bank PLC	—	10/18/18	ZAR	12.63	USD	32,886	448
USD Currency(a)	Citibank N.A.	—	10/19/18	TRY	4.50	USD	60,711	6
USD Currency	Citibank N.A.	—	10/19/18	MXN	19.00	USD	9,030	164,969
USD Currency	Citibank N.A.	—	10/19/18	TRY	6.36	USD	2,555	130,446
National Stock Exchange CNX Nifty Index	Citibank N.A.	100	10/25/18	USD	11,113.36	USD	2,186	48,603
National Stock Exchange CNX Nifty Index	Morgan Stanley & Co. International PLC	100	10/25/18	USD	11,120.93	USD	2,186	49,491

102	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
USD Currency	Bank of America N.A.	—	10/26/18	CNH	6.75	USD	15,455	$6,729
USD Currency	Citibank N.A.	—	11/06/18	JPY	107.00	USD	21,276	4,070
USD Currency(a)	Deutsche Bank AG	—	11/06/18	JPY	99.00	USD	21,276	2
USD Currency	Deutsche Bank AG	—	12/19/18	INR	68.00	USD	22,000	3,632
USD Currency	JPMorgan Chase Bank N.A.	—	01/02/19	TRY	4.20	USD	27,356	18
USD Currency	Citibank N.A.	—	01/03/19	TRY	4.19	USD	10,855	7
USD Currency	Citibank N.A.	—	03/26/19	JPY	111.30	USD	49,670	905,403

								2,641,679

								$5,493,608

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

OTC Interest Rate Swaptions Purchased

Description	Paid by the Fund		Received by the Fund		Counterparty	Expiration Date	Exercise Rate	Notional Amount (000)		Value
	Rate	Frequency	Rate	Frequency
Call
5-Year Interest Rate Swap, 10/12/23	3-month LIBOR, 2.40%	Quarterly	3.00%	Semi- Annual	Citibank N.A.	10/10/18	3.00%	USD	180,479	$80,015
5-Year Interest Rate Swap, 10/24/23	3-month LIBOR, 2.40%	Quarterly	3.00%	Semi- Annual	Goldman Sachs International	10/22/18	3.00%	USD	179,383	162,369
1-Year Interest Rate Swap, 08/11/20	3-month LIBOR, 2.40%	Quarterly	2.65%	Semi- Annual	Deutsche Bank AG	08/09/19	2.65%	USD	184,686	75,550
1-Year Interest Rate Swap, 05/28/21	3-month LIBOR, 2.40%	Quarterly	2.70%	Semi- Annual	Bank of America N.A.	05/26/20	2.70%	USD	317,500	460,785
10-Year Interest Rate Swap, 04/29/48	3-month LIBOR, 2.40%	Quarterly	3.04%	Semi- Annual	JPMorgan Chase Bank N.A.	04/27/38	3.04%	USD	179,050	8,464,467

										9,243,186

Put
10-Year Interest Rate Swap, 10/07/28	3.21%	Semi- Annual	3-month LIBOR, 2.40%	Quarterly	Citibank N.A.	10/05/18	3.21%	USD	348,813	64,506
10-Year Interest Rate Swap, 04/29/48	3.04%	Semi- Annual	3-month LIBOR, 2.40%	Quarterly	JPMorgan Chase Bank N.A.	04/27/38	3.04%	USD	179,050	8,465,380

										8,529,886

										$17,773,072

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	103

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Exchange-Traded Options Written

Description	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
SPDR S&P 500 ETF Trust	1,062	10/05/18	USD	294.00	USD	30,874	$(18,054)
Euro Dollar 2-Year Mid-Curve	783	10/12/18	USD	97.75	USD	189,555	(4,894)
Euro Dollar 2-Year Mid-Curve	3,931	10/12/18	USD	97.00	USD	951,646	(73,706)
Energen Corp.	107	10/19/18	USD	90.00	USD	922	(11,235)
Everi Holdings, Inc.	134	10/19/18	USD	10.00	USD	123	(4,020)
iShares Russell 2000 Index ETF	1,863	10/19/18	USD	176.00	USD	31,401	(14,904)
Liberty Oilfield Services, Inc., Class A	325	10/19/18	USD	22.50	USD	701	(21,125)
Sunoco LP	554	10/19/18	USD	30.00	USD	1,637	(16,620)
Euro Dollar 1-Year Mid-Curve	387	12/14/18	USD	97.50	USD	93,712	(4,838)
Anglo American PLC	53	12/21/18	GBP	20.00	GBP	913	(20,033)

							(189,429)

Put
SPDR S&P 500 ETF Trust	1,062	10/05/18	USD	288.00	USD	30,874	(58,941)
SPDR S&P 500 ETF Trust	12,500	10/19/18	USD	275.00	USD	363,400	(493,750)
E-Mini S&P 500 Index Futures	79	11/16/18	USD	2,535.00	USD	11,530	(17,973)
iShares MSCI EAFE Index Fund	7,889	11/16/18	USD	65.00	USD	53,637	(303,727)
S&P 500 Index	31	11/16/18	USD	2,775.00	USD	9,033	(43,710)
Euro Dollar 2-Year Mid-Curve	10,315	12/14/18	USD	96.75	USD	2,497,133	(1,869,597)
Euro Dollar 2-Year Mid-Curve	4,050	12/14/18	USD	96.88	USD	980,454	(1,392,188)
iShares iBoxx $ High Yield Corporate Bond ETF	740	12/21/18	USD	80.00	USD	6,397	(9,250)

							(4,189,136)

							$(4,378,565)

OTC Barrier Options Written

Description	Type of Option	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Barrier Price/Range		Notional Amount (000)		Value
Call
USD Currency	Under-and-In	BNP Paribas S.A.	—	11/21/18	BRL	4.11	BRL	4.46	USD	5,441	$(157,863)

Put
USD Currency	Down-and-In	Morgan Stanley & Co. International PLC	—	10/11/18	BRL	4.08	BRL	3.75	USD	3,822	(26,793)

											$(184,656)

OTC Options Written

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
Call
USD Currency	BNP Paribas S.A.	—	10/04/18	BRL	4.45	USD	3,793	$(1)
USD Currency	NatWest Markets PLC	—	10/05/18	BRL	3.96	USD	8,127	(118,822)
USD Currency	Morgan Stanley & Co. International PLC	—	10/10/18	BRL	4.25	USD	10,600	(17,197)
USD Currency	NatWest Markets PLC	—	10/10/18	BRL	4.00	USD	10,600	(164,891)
USD Currency	JPMorgan Chase Bank N.A.	—	10/11/18	ZAR	13.75	USD	3,690	(116,304)
EUR Currency	Bank of America N.A.	—	11/15/18	USD	1.28	EUR	38,735	(61)

104	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Description	Counterparty	Number of Contracts	Expiration Date	Exercise Price		Notional Amount (000)		Value
EUR Currency(a)	Bank of America N.A.	—	11/15/18	USD	1.30	EUR	27,045	$(3)
EUR Currency(a)	Deutsche Bank AG	—	11/15/18	USD	1.32	EUR	38,735	(4)
USD Currency	Deutsche Bank AG	—	11/15/18	TWD	32.00	USD	39,165	(2,472)
EUR Currency	Goldman Sachs International	—	11/16/18	USD	1.29	EUR	27,440	(15)
USD Currency	Goldman Sachs International	—	11/21/18	BRL	4.10	USD	5,418	(158,703)
USD Currency	HSBC Bank PLC	—	07/19/19	TWD	31.00	USD	27,943	(208,165)

								(786,638)

Put
AUD Currency	JPMorgan Chase Bank N.A.	—	10/03/18	NOK	5.70	AUD	7,815	(11)
NZD Currency	Deutsche Bank AG	—	10/04/18	JPY	74.25	NZD	35,000	(15,298)
USD Currency	Deutsche Bank AG	—	10/05/18	BRL	4.12	USD	3,822	(83,002)
EUR Currency(a)	BNP Paribas S.A.	—	10/08/18	CNH	7.35	EUR	38,605	(4)
EUR Currency(a)	BNP Paribas S.A.	—	10/08/18	CNH	7.60	EUR	17,155	(2)
EUR Currency(a)	Deutsche Bank AG	—	10/08/18	CNH	7.45	EUR	21,375	(2)
EUR Currency(a)	Deutsche Bank AG	—	10/08/18	CNH	7.50	EUR	20,830	(2)
EUR Currency(a)	Deutsche Bank AG	—	10/08/18	CNH	7.45	EUR	17,230	(2)
EUR Currency(a)	HSBC Bank PLC	—	10/08/18	CNH	7.60	EUR	20,845	(2)
EUR Currency(a)	HSBC Bank PLC	—	10/08/18	CNH	7.50	EUR	17,170	(2)
EUR Currency(a)	JPMorgan Chase Bank N.A.	—	10/08/18	PLN	4.05	EUR	38,700	(4)
USD Currency	Barclays Bank PLC	—	10/09/18	CAD	1.29	USD	115,790	(445,040)
USD Currency	Citibank N.A.	—	10/09/18	CNH	6.78	USD	47,917	(8,352)
EUR Currency	Citibank N.A.	—	10/17/18	USD	1.14	EUR	122,086	(190,720)
USD Currency	Citibank N.A.	—	10/18/18	ZAR	13.80	USD	6,089	(30,206)
USD Currency(a)	BNP Paribas S.A.	—	10/19/18	TRY	4.50	USD	60,711	(6)
USD Currency	Citibank N.A.	—	10/19/18	TRY	5.96	USD	3,835	(40,283)
National Stock Exchange CNX Nifty Index	Citibank N.A.	100	10/25/18	USD	10,540.51	USD	2,186	(10,665)
National Stock Exchange CNX Nifty Index	Morgan Stanley & Co. International PLC	100	10/25/18	USD	10,547.69	USD	2,186	(10,880)
USD Currency(a)	Citibank N.A.	—	11/06/18	JPY	99.00	USD	21,276	(2)
USD Currency	Deutsche Bank AG	—	11/06/18	JPY	107.00	USD	21,276	(4,031)
USD Currency(a)	JPMorgan Chase Bank N.A.	—	01/02/19	TRY	3.77	USD	27,356	(3)
USD Currency(a)	Citibank N.A.	—	01/03/19	TRY	3.76	USD	10,855	(1)

								(838,520)

								$(1,625,158)

(a)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	105

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

OTC Interest Rate Swaptions Written

	Paid by the Fund		Received by the Fund			Expiration Date	Exercise Rate	Notional Amount (000)		Value
Description	Rate	Frequency	Rate	Frequency	Counterparty
Call
2-Year Interest Rate Swap, 12/01/20	2.78%	Semi- Annual	3-month LIBOR, 2.40%	Quarterly	JPMorgan Chase Bank N.A.	11/29/18	2.78%	USD	1,207,000	$(145,299)

Put
2-Year Interest Rate Swap, 12/01/20	3-month LIBOR, 2.40%	Quarterly	3.08%	Semi- Annual	JPMorgan Chase Bank N.A.	11/29/18	3.08%	USD	1,207,000	(1,196,946)

										$(1,342,245)

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.HY.29.V1	5.00%	Quarterly	12/20/22	USD 13,500	$(1,105,012)	$(886,864)	$(218,148)
ITRAXX.EUR.29.V1	1.00%	Quarterly	06/20/23	EUR 9,469	(215,809)	(203,371)	(12,438)
ITRAXX.FINSUB.29.V1	1.00%	Quarterly	06/20/23	EUR 7,100	199,487	271,106	(71,619)
ITRAXX.XO.29.V1	5.00%	Quarterly	06/20/23	EUR 35,656	(3,990,007)	(4,114,973)	124,966
CDX.NA.HY.30.V1	5.00%	Quarterly	06/20/23	USD 58,480	(4,659,497)	(3,856,615)	(802,882)
CDX.NA.IG.31.V1	1.00%	Quarterly	12/20/23	USD 136,423	(2,678,196)	(2,569,721)	(108,475)
ITRAXX.EUR.29.V1	1.00%	Quarterly	06/20/28	EUR 13,000	62,026	101,143	(39,117)

					$(12,387,008)	$(11,259,295)	$(1,127,713)

Centrally Cleared Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
ITRAXX.FINSR.28.V1	1.00%	Quarterly	12/20/22	A-	EUR	10,650	$210,326	$153,054	$57,272
ITRAXX.XO.28.V1	5.00%	Quarterly	12/20/22	B+	EUR	16,340	1,884,250	2,052,622	(168,372)
ITRAXX.FINSR.29.V1	1.00%	Quarterly	06/20/23	A-	EUR	3,900	62,648	42,865	19,783

							$2,157,224	$2,248,541	$(91,317)

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Inflation Swaps

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Reference	Frequency	Rate	Frequency
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	At Termination	1.63%	At Termination	06/15/28	EUR 52,370	$74,680	$1,395	$73,285

106	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Centrally Cleared Interest Rate Swaps

Paid by the Fund		Received by the Fund		Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	(000)		Value	(Received)	(Depreciation)
7.36%	Monthly	28-day MXIBTIIE, 8.12%	Monthly	01/28/19	MXN	728,739	$120,771	$116	$120,655
28-day MXIBTIIE, 8.12%	Monthly	7.66%	Monthly	02/22/21	MXN	342,658	(105,804)	64	(105,868)
28-day MXIBTIIE, 8.12%	Monthly	8.12%	Monthly	06/18/21	MXN	246,035	74,724	43	74,681
28-day MXIBTIIE, 8.12%	Monthly	8.04%	Monthly	06/21/21	MXN	189,425	37,421	42	37,379
3-month Canadian Bankers Acceptances 2.02%	Semi-Annual	2.48%	Semi- Annual	08/22/21	CAD	13,571	(35,939)	(93)	(35,846)
1.17%	Semi-Annual	6-month GBP LIBOR, 0.90%	Semi- Annual	08/22/21	GBP	6,976	21,648	111	21,537
2.10%	Quarterly	3-month Australian Bank Bill Rate 1.94%	Quarterly	08/23/21	AUD	10,284	2,126	65	2,061
0.12%	Annual	6-month CIBOR, (0.15)%	Semi- Annual	08/24/21	DKK	56,545	17,287	70	17,217
6-month NIBOR, 1.22%	Semi-Annual	1.56%	Annual	08/24/21	NOK	94,914	(35,620)	88	(35,708)
6-month STIBOR, (0.34)%	Quarterly	0.07%	Annual	08/24/21	SEK	91,034	(32,201)	78	(32,279)
28-day MXIBTIIE, 8.12%	Monthly	7.86%	Monthly	09/24/21	MXN	686,617	(16,560)	620	(17,180)
28-day MXIBTIIE, 8.12%	Monthly	7.87%	Monthly	09/24/21	MXN	682,280	(6,626)	586	(7,212)
7.11%	Monthly	28-day MXIBTIIE, 8.12%	Monthly	10/14/22	MXN	146,271	215,846	69	215,777
7.11%	Monthly	28-day MXIBTIIE, 8.12%	Monthly	10/14/22	MXN	110,975	162,718	52	162,666
1.32%	Semi-Annual	6-month GBP LIBOR, 0.90%	Semi- Annual	08/22/23	GBP	3,928	27,434	108	27,326
2.41%	Semi-Annual	6-month Australian Bank Bill Rate 2.14%	Semi- Annual	08/23/23	AUD	6,301	12,983	117	12,866
6-month CIBOR, (0.15)%	Semi-Annual	0.39%	Annual	08/24/23	DKK	39,418	(34,168)	59	(34,227)
6-month EURIBOR (0.27)%	Semi-Annual	0.26%	Annual	08/24/23	EUR	5,304	(30,091)	59	(30,150)
6-month STIBOR, (0.34)%	Quarterly	0.42%	Annual	08/24/23	SEK	53,077	(44,195)	56	(44,251)
2.86%	Semi-Annual	3-month LIBOR, 2.40%	Quarterly	08/24/23	USD	5,005	43,977	45	43,932

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	107

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Paid by the Fund		Received by the Fund		Termination	Notional Amount			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	(000)		Value	(Received)	(Depreciation)
28-day MXIBTIIE, 8.12%	Monthly	6.32%	Monthly	07/17/25	MXN	73,475	$(355,069)	$382	$(355,451)
3-month LIBOR, 2.40%	Quarterly	2.13%	Semi- Annual	08/25/25	USD	2,360	(140,297)	25	(140,322)
2.27%	Semi-Annual	3-month LIBOR, 2.40%	Quarterly	09/11/25	USD	1,800	91,426	23	91,403
2.91%	Semi-Annual	3-month LIBOR, 2.40%	Quarterly	08/23/26	USD	7,372	85,650	(92)	85,742
7.66%	Quarterly	3-month JIBAR, 7.00%	Quarterly	03/06/28	ZAR	103,145	383,352	407	382,945
2.94%	Semi-Annual	3-month LIBOR, 2.40%	Quarterly	03/14/28	USD	2,000	27,049	31	27,018
2.89%	Semi-Annual	3-month LIBOR, 2.40%	Quarterly	03/19/28	USD	910	16,074	14	16,060
8.20%	Monthly	28-day MXIBTIIE, 8.12%	Monthly	06/09/28	MXN	93,625	7,251	68	7,183
8.15%	Monthly	28-day MXIBTIIE, 8.12%	Monthly	06/12/28	MXN	71,850	17,484	61	17,423
7.94%	Quarterly	3-month JIBAR, 7.00%	Quarterly	06/20/28	ZAR	126,925	326,136	183	325,953
7.94%	Quarterly	3-month JIBAR, 7.00%	Quarterly	06/20/28	ZAR	88,250	228,849	128	228,721
7.92%	Quarterly	3-month JIBAR, 7.00%	Quarterly	06/20/28	ZAR	87,560	234,111	127	233,984
8.14%	Quarterly	3-month JIBAR, 7.00%	Quarterly	08/01/28	ZAR	2,739	4,246	17	4,229
2.63%	Semi-Annual	3-month Canadian Bankers Acceptances 2.02%	Semi- Annual	08/22/28	CAD	3,315	39,996	90	39,906
1.53%	Semi-Annual	6-month GBP LIBOR, 0.90%	Semi- Annual	08/22/28	GBP	1,928	28,158	86	28,072
6-month CIBOR, (0.15)%	Semi-Annual	0.99%	Annual	08/24/28	DKK	19,248	(30,601)	51	(30,652)
6-month EURIBOR (0.27)%	Semi-Annual	0.87%	Annual	08/24/28	EUR	2,595	(28,726)	51	(28,777)
6-month STIBOR, (0.34)%	Quarterly	1.11%	Annual	08/24/28	SEK	26,905	(35,950)	51	(36,001)
2.93%	Semi-Annual	3-month LIBOR, 2.40%	Quarterly	08/24/28	USD	8,170	123,970	128	123,842
2.93%	Semi-Annual	3-month LIBOR, 2.40%	Quarterly	08/24/28	USD	2,595	38,924	41	38,883
3.07%	Semi-Annual	3-month LIBOR, 2.40%	Quarterly	09/13/28	USD	4,350	14,745	68	14,677
1.61%	Semi-Annual	6-month GBP LIBOR, 0.90%	Semi- Annual	08/22/48	GBP	705	28,965	50	28,915

108	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Paid by the Fund		Received by the Fund		Termination Date	Notional Amount (000)			Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Rate	Frequency	Rate	Frequency				Value
2.92%	Semi-Annual	6-month Australian Bank Bill Rate 2.14%	Semi-Annual	08/23/48	AUD	1,399	$24,915	$67	$24,848

6-month CIBOR, (0.15)%	Semi-Annual	1.54%	Annual	08/24/48	DKK	7,255	(21,982)	40	(22,022)

6-month EURIBOR (0.27)%	Semi-Annual	1.45%	Annual	08/24/48	EUR	980	(21,130)	41	(21,171)

6-month STIBOR, (0.34)%	Quarterly	1.70%	Annual	08/24/48	SEK	10,602	(29,517)	2,682	(32,199)
2.97%	Semi-Annual	3-month LIBOR, 2.40%	Quarterly	08/24/48	USD	1,072	32,310	32	32,278

							$1,486,070	$7,207	$1,478,863

OTC Credit Default Swaps — Buy Protection

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Atlantia SpA	1.00%	Quarterly	Goldman Sachs International	06/20/19	EUR	140	$1,272	$2,270	$998
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank PLC	12/20/19	EUR	2,000	57,491	122,016	64,525
Beazer Homes USA, Inc.	5.00%	Quarterly	Barclays Bank PLC	06/20/20	USD	2,050	146,661	147,290	629
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/20	USD	3,095	256,523	245,799	10,724
HCA, Inc.	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/20	USD	930	77,081	74,196	2,885
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/20	USD	7,452	66,375	22,569	88,944
United Mexican States	1.00%	Quarterly	Bank of America N.A.	09/20/20	USD	7,452	72,464	36,966	109,430
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	1,205	20,786	2,497	18,289
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	1,000	17,253	160	17,093
Australia & New Zealand Banking Group Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	795	13,719	1,815	11,904
Commonwealth Bank of Australia	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	1,150	19,491	1,874	17,617
Commonwealth Bank of Australia	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	1,000	16,948	1,202	15,746
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	32,023	5,554	999	4,555
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	29,326	5,087	878	4,209
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	29,326	5,087	828	4,259
Itochu Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	29,326	5,087	646	4,441
Mitsubishi Corp.	1.00%	Quarterly	Barclays Bank PLC	12/20/20	JPY	47,573	8,793	3,207	5,586
Mitsubishi Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	29,326	5,420	1,727	3,693

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	109

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Mitsui & Co. Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	58,651	$10,460	$1,357	$9,103
Mitsui & Co. Ltd.	1.00%	Quarterly	Goldman Sachs International	12/20/20	JPY	29,326	5,230	494	4,736
National Australia Bank Ltd.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	USD	1,000	16,355	607	15,748
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas S.A.	12/20/20	EUR	810	16,677	9,092	25,769
Standard Chartered Bank	1.00%	Quarterly	BNP Paribas S.A.	12/20/20	EUR	460	9,471	5,384	14,855
Standard Chartered Bank	1.00%	Quarterly	Goldman Sachs International	12/20/20	EUR	610	12,559	3,051	15,610
Standard Chartered Bank	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/20	EUR	240	4,941	2,865	7,806
Sumitomo Corp.	1.00%	Quarterly	Barclays Bank PLC	12/20/20	JPY	24,938	4,432	509	4,941
Sumitomo Corp.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/20	JPY	25,316	4,499	872	5,371
Westpac Banking Corp.	1.00%	Quarterly	Citibank N.A.	12/20/20	USD	1,000	17,428	1,413	16,015
Stena AB	5.00%	Quarterly	Goldman Sachs International	06/20/21	EUR	440	31,988	19,280	12,708
Constellium NV	5.00%	Quarterly	Citibank N.A.	12/20/21	EUR	1,200	177,397	142,986	34,411
Constellium NV	5.00%	Quarterly	Goldman Sachs International	12/20/21	EUR	890	131,569	111,779	19,790
CMA CGM SA	5.00%	Quarterly	Credit Suisse International	12/20/22	EUR	300	5,490	15,890	21,380
CMA CGM SA	5.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	EUR	360	6,588	19,774	26,362
Unitymedia GmbH	5.00%	Quarterly	Credit Suisse International	12/20/22	EUR	300	64,738	55,650	9,088
Altice Luxembourg SA	5.00%	Quarterly	Citibank N.A.	06/20/23	EUR	3,000	146,280	234,838	88,558
Banco Bilbao Vizcaya Argentaria SA	1.00%	Quarterly	Citibank N.A.	06/20/23	EUR	1,400	64,581	80,516	15,935
Cable & Wireless Communications Ltd.	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	450	87,335	79,245	8,090
CMA CGM SA	5.00%	Quarterly	Citibank N.A.	06/20/23	EUR	550	24,257	41,208	16,951
CMA CGM SA	5.00%	Quarterly	Citibank N.A.	06/20/23	EUR	300	13,231	717	12,514
CMA CGM SA	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	700	30,873	56,344	25,471
Iceland Bondco PLC	5.00%	Quarterly	Barclays Bank PLC	06/20/23	EUR	700	55,008	38,511	16,497
Iceland Bondco PLC	5.00%	Quarterly	Barclays Bank PLC	06/20/23	EUR	220	17,288	13,208	4,080
Iceland Bondco PLC	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	300	23,575	19,085	4,490
Intesa Sanpaolo SpA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	EUR	1,400	150,327	149,031	1,296
Intesa Sanpaolo SpA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	EUR	749	80,426	78,024	2,402
Intesa Sanpaolo SpA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	EUR	500	53,688	52,323	1,365
Intesa Sanpaolo SpA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	EUR	500	53,689	52,562	1,127
Kohl’s Corp.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	USD	8,600	751	80,154	79,403
Kroger Co.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	USD	8,600	101,629	111,571	9,942
Macy’s, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	USD	8,600	115,742	215,361	99,619

110	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Matterhorn Telecom Holding SA	5.00%	Quarterly	Citibank N.A.	06/20/23	EUR	300	$61,022	$57,399	$3,623
Matterhorn Telecom Holding SA	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	430	87,466	65,407	22,059
Matterhorn Telecom Holding SA	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	300	61,023	45,633	15,390
Nordstrom, Inc.	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	USD	8,600	15,914	190,759	174,845
Novafives SAS	5.00%	Quarterly	Citibank N.A.	06/20/23	EUR	300	16,513	19,367	2,854
Novafives SAS	5.00%	Quarterly	Citibank N.A.	06/20/23	EUR	300	16,514	13,574	2,940
Novafives SAS	5.00%	Quarterly	Citibank N.A.	06/20/23	EUR	200	11,009	12,934	1,925
Smurfit Kappa Acquisitions	5.00%	Quarterly	Barclays Bank PLC	06/20/23	EUR	300	68,849	71,071	2,222
Smurfit Kappa Acquisitions	5.00%	Quarterly	BNP Paribas S.A.	06/20/23	EUR	400	91,798	89,507	2,291
Smurfit Kappa Acquisitions	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	2,000	458,992	418,684	40,308
Smurfit Kappa Acquisitions	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	400	91,798	88,223	3,575
Smurfit Kappa Acquisitions	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	400	91,798	84,670	7,128
Smurfit Kappa Acquisitions	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	400	91,799	83,233	8,566
Smurfit Kappa Acquisitions	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	EUR	300	68,849	67,416	1,433
Standard Chartered PLC	1.00%	Quarterly	Citibank N.A.	06/20/23	EUR	1,400	51,835	63,082	11,247
Unitymedia GmbH	5.00%	Quarterly	Barclays Bank PLC	06/20/23	EUR	370	86,763	84,877	1,886
Unitymedia GmbH	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	1,440	337,673	344,757	7,084
Unitymedia GmbH	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	1,180	276,704	268,244	8,460
Unitymedia GmbH	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	EUR	1,000	234,495	227,175	7,320
UPC Holding BV	5.00%	Quarterly	Citibank N.A.	06/20/23	EUR	410	82,873	71,897	10,976
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	700	141,490	120,719	20,771
UPC Holding BV	5.00%	Quarterly	Credit Suisse International	06/20/23	EUR	400	80,851	74,569	6,282
UPC Holding BV	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	300	60,639	54,682	5,957
UPC Holding BV	5.00%	Quarterly	Goldman Sachs International	06/20/23	EUR	280	56,596	48,528	8,068
Altice Luxembourg SA	5.00%	Quarterly	Citibank N.A.	12/20/23	EUR	1,690	120,917	175,748	54,831
Anglo American PLC	5.00%	Quarterly	Barclays Bank PLC	12/20/23	EUR	2,200	461,027	426,249	34,778
Anglo American PLC	5.00%	Quarterly	Barclays Bank PLC	12/20/23	EUR	300	62,868	58,591	4,277
Anheuser Busch Inbev NV	1.00%	Quarterly	BNP Paribas S.A.	12/20/23	EUR	1,220	26,366	20,876	47,242
Anheuser Busch Inbev NV	1.00%	Quarterly	Citibank N.A.	12/20/23	EUR	1,430	31,920	25,125	6,795
Anheuser Busch Inbev NV	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	EUR	1,650	36,830	29,488	7,342
ArcelorMittal	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	700	148,389	138,249	10,140
Bayer AG	1.00%	Quarterly	Barclays Bank PLC	12/20/23	EUR	3,531	64,391	70,910	6,519
Bayerische Motoren Werke AG	1.00%	Quarterly	Barclays Bank PLC	12/20/23	EUR	5,700	110,473	133,493	23,020
Bayerische Motoren Werke AG	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	EUR	1,000	19,381	23,538	4,157

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	111

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
BNP Paribas SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	EUR	700	$11,309	$13,936	$2,627
Cellnex Telecom SA	5.00%	Quarterly	Credit Suisse International	12/20/23	EUR	2,200	493,824	458,667	35,157
Daimler AG	1.00%	Quarterly	BNP Paribas S.A.	12/20/23	EUR	5,213	31,187	51,146	19,959
Daimler AG	1.00%	Quarterly	Citibank N.A.	12/20/23	EUR	800	4,786	6,600	1,814
Daimler AG	1.00%	Quarterly	Citibank N.A.	12/20/23	EUR	487	2,913	4,778	1,865
Deutsche Lufthansa AG	1.00%	Quarterly	BNP Paribas S.A.	12/20/23	EUR	3,400	39,367	32,747	6,620
ENEL SpA	1.00%	Quarterly	Bank of America N.A.	12/20/23	EUR	5,030	22,455	742	21,713
Federative Republic of Brazil	1.00%	Quarterly	Goldman Sachs International	12/20/23	USD	10,350	723,980	922,312	198,332
Federative Republic of Brazil	1.00%	Quarterly	HSBC Bank PLC	12/20/23	USD	30,051	2,102,089	2,685,117	583,028
Hapag-Lloyd AG	5.00%	Quarterly	Credit Suisse International	12/20/23	EUR	1,000	11,117	26,091	14,974
International Game Technology PLC	5.00%	Quarterly	Bank of America N.A.	12/20/23	EUR	700	109,770	120,630	10,860
International Game Technology PLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	EUR	700	110,764	110,720	44
ITV PLC	5.00%	Quarterly	Barclays Bank PLC	12/20/23	EUR	1,260	275,501	291,939	16,438
ITV PLC	5.00%	Quarterly	BNP Paribas S.A.	12/20/23	EUR	1,460	319,232	328,199	8,967
Kingdom of Bahrain	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	USD	1,650	158,378	192,235	33,857
Lanxess AG	1.00%	Quarterly	Bank of America N.A.	12/20/23	EUR	2,167	45,326	44,806	520
Marks and Spencer PLC	1.00%	Quarterly	Barclays Bank PLC	12/20/23	EUR	2,440	60,687	68,856	8,169
Marks and Spencer PLC	1.00%	Quarterly	BNP Paribas S.A.	12/20/23	EUR	990	25,326	29,694	4,368
Marks and Spencer PLC	1.00%	Quarterly	Citibank N.A.	12/20/23	EUR	1,710	42,530	61,452	18,922
Next PLC	1.00%	Quarterly	Barclays Bank PLC	12/20/23	EUR	4,300	4,339	40,660	44,999
Next PLC	1.00%	Quarterly	Citibank N.A.	12/20/23	EUR	1,710	1,725	18,402	20,127
Next PLC	1.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	990	297	5,697	5,994
OI European Group BV	5.00%	Quarterly	BNP Paribas S.A.	12/20/23	EUR	600	127,800	125,298	2,502
People’s Republic of China	1.00%	Quarterly	Citibank N.A.	12/20/23	USD	4,220	88,641	77,579	11,062
Peugeot SA	5.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	3,320	737,425	738,335	910
Republic of Argentina	5.00%	Quarterly	Citibank N.A.	12/20/23	USD	887	10,895	50,098	39,203
Republic of Argentina	5.00%	Quarterly	HSBC Bank PLC	12/20/23	USD	4,202	51,599	240,434	188,835
Republic of Colombia	1.00%	Quarterly	Citibank N.A.	12/20/23	USD	2,053	8,539	16,479	7,940
Republic of South Africa	1.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/23	USD	5,447	249,462	328,321	78,859
Republic of the Philippines	1.00%	Quarterly	BNP Paribas S.A.	12/20/23	USD	19,779	217,169	97,694	119,475
Rio Tinto Ltd.	1.00%	Quarterly	Citibank N.A.	12/20/23	USD	5,900	108,497	102,105	6,392
Softbank Group Corp.	1.00%	Quarterly	Goldman Sachs International	12/20/23	JPY	456,320	175,231	218,850	43,619
Solvay SA	1.00%	Quarterly	Barclays Bank PLC	12/20/23	EUR	2,800	77,192	66,431	10,761
Stena AB	5.00%	Quarterly	Citibank N.A.	12/20/23	EUR	1,430	15,988	46,848	30,860
Stena AB	5.00%	Quarterly	Credit Suisse International	12/20/23	EUR	1,730	19,342	54,659	35,317
Unicredit SpA	1.00%	Quarterly	Citibank N.A.	12/20/23	EUR	700	85,146	87,771	2,625
United Mexican States	1.00%	Quarterly	Citibank N.A.	12/20/23	USD	6,270	33,708	63,184	29,476
United Mexican States	1.00%	Quarterly	Citibank N.A.	12/20/23	USD	3,800	20,430	38,294	17,864

112	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Reference Obligation	Financing Rate Paid by the Fund	Payment Frequency	Counterparty	Termination Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Quarterly	Goldman Sachs International	12/20/23	USD	34,631	$186,182	$334,594	$148,412
Valeo SA	1.00%	Quarterly	Goldman Sachs International	12/20/23	EUR	2,530	4,555	1,492	6,047
Volkswagen AG	1.00%	Quarterly	Citibank N.A.	12/20/23	EUR	700	1,207	828	2,035
CMBX.NA.9.A	2.00%	Monthly	Citigroup Global Markets, Inc.	09/17/58	USD	1,770	1,581	35,112	33,531
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	5,774	5,159	97,177	92,018
CMBX.NA.9.A	2.00%	Monthly	Credit Suisse International	09/17/58	USD	1,770	1,582	32,947	31,365
CMBX.NA.9.A	2.00%	Monthly	Goldman Sachs International	09/17/58	USD	900	804	18,048	17,244
CMBX.NA.9.A	2.00%	Annual	J.P. Morgan Securities LLC	09/17/58	USD	1,021	913	136,543	135,630
CMBX.NA.9.AAA	0.50%	Annual	Credit Suisse International	09/17/58	USD	4,540	35,537	54,078	89,615
CMBX.NA.9.AAA	0.50%	Annual	Deutsche Bank AG	09/17/58	USD	3,620	28,336	43,743	72,079
CMBX.NA.9.AAA	0.50%	Annual	Morgan Stanley & Co. International PLC	09/17/58	USD	5,570	43,599	72,798	116,397
CMBX.NA.9.AAA	0.50%	Annual	Morgan Stanley & Co. International PLC	09/17/58	USD	3,050	23,874	36,330	60,204
CMBX.NA.9.AAA	0.50%	Annual	Morgan Stanley & Co. International PLC	09/17/58	USD	2,530	19,804	30,136	49,940
CMBX.NA.6.AAA	0.50%	Monthly	Deutsche Bank AG	05/11/63	USD	6,420	65,499	2,051	67,550
CMBX.NA.6.AAA	0.50%	Annual	Deutsche Bank AG	05/11/63	USD	5,712	58,277	1,847	56,430
CMBX.NA.6.AAA	0.50%	Annual	Deutsche Bank AG	05/11/63	USD	4,011	40,925	773	41,698
CMBX.NA.6.BBB-	3.00%	Annual	J.P. Morgan Securities LLC	05/11/63	USD	850	99,816	83,109	16,707

							$(3,052,489)	$747,454	$(3,799,943)

OTC Credit Default Swaps — Sell Protection

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Scandinavian Airlines System Denmark Norway Sweden	5.00%	Quarterly	Goldman Sachs International	06/20/19	Not Rated	EUR	1,000	$37,061	$(19,374)	$56,435
United Mexican States	1.00%	Quarterly	Bank of America N.A.	06/20/20	BBB+	USD	7,452	66,376	(26,160)	92,536
People’s Republic of China	1.00%	Quarterly	Barclays Bank PLC	09/20/20	A+	USD	1,000	15,828	(3,198)	19,026
People’s Republic of China	1.00%	Quarterly	Goldman Sachs International	09/20/20	A+	USD	1,000	15,828	(3,382)	19,210
United Mexican States	1.00%	Quarterly	JPMorgan Chase Bank N.A.	09/20/20	BBB+	USD	7,452	72,461	(32,204)	104,665
ITRAXX.ASIA.XJ.IG.24.V1	1.00%	Quarterly	Goldman Sachs International	12/20/20	A-	USD	1,825	29,220	(22,657)	51,877
Rallye SA	5.00%	Quarterly	Citibank N.A.	06/20/21	Not Rated	EUR	300	(95,536)	(60,440)	(35,096)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/22	BB	EUR	50	(7,659)	(1,854)	(5,805)
Commerzbank AG	1.00%	Quarterly	Goldman Sachs International	12/20/22	Not Rated	EUR	1,300	(30,004)	(38,948)	8,944

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	113

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	12/20/22	BB+	EUR	520	$29,701	$80,545	$(50,844)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	12/20/22	BB+	EUR	510	29,131	72,120	(42,989)
Intrum Justitia AB	5.00%	Quarterly	Morgan Stanley & Co. International PLC	12/20/22	BB+	EUR	1,420	81,108	221,651	(140,543)
ITRAXX.FINSR.28.V1	1.00%	Quarterly	Citibank N.A.	12/20/22	A-	EUR	13,200	281,023	321,689	(40,666)
Telecom Italia SpA	1.00%	Quarterly	Citibank N.A.	12/20/22	BB+	EUR	40	(1,512)	7,328	(8,840)
Wind Acquisition Finance SA	5.00%	Quarterly	Credit Suisse International	12/20/22	Not Rated	EUR	620	128,402	112,174	16,228
Wind Acquisition Finance SA	5.00%	Quarterly	Goldman Sachs International	12/20/22	BB-	EUR	700	144,970	123,911	21,059
Wind Acquisition Finance SA	5.00%	Quarterly	Goldman Sachs International	12/20/22	BB-	EUR	375	77,663	66,381	11,282
Adler Real Estate AG	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	1,320	235,794	260,045	(24,251)
Altice France SA	5.00%	Quarterly	Barclays Bank PLC	06/20/23	B	EUR	1,420	145,494	119,186	26,308
Banco Bilbao Vizcaya Argentaria SA	1.00%	Quarterly	Barclays Bank PLC	06/20/23	A-	EUR	2,700	50,900	34,100	16,800
Banco Bilbao Vizcaya Argentaria SA	1.00%	Quarterly	Citibank N.A.	06/20/23	A-	EUR	2,800	52,784	34,789	17,995
Beazer Homes USA, Inc.	5.00%	Quarterly	Barclays Bank PLC	06/20/23	B-	USD	2,050	79,235	156,853	(77,618)
Beazer Homes USA, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/23	B-	USD	1,036	40,042	44,289	(4,247)
Beazer Homes USA, Inc.	5.00%	Quarterly	Goldman Sachs International	06/20/23	B-	USD	622	24,025	27,321	(3,296)
Boparan Finance PLC	5.00%	Quarterly	Barclays Bank PLC	06/20/23	CCC+	EUR	470	(8,952)	(41,671)	32,719
Boparan Finance PLC	5.00%	Quarterly	Citibank N.A.	06/20/23	CCC+	EUR	700	(13,331)	(50,799)	37,468
Boparan Finance PLC	5.00%	Quarterly	Credit Suisse International	06/20/23	CCC+	EUR	700	(13,332)	(58,064)	44,732
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America N.A.	06/20/23	BB	EUR	188	(32,499)	(27,760)	(4,739)
Casino Guichard Perrachon SA	1.00%	Quarterly	Bank of America N.A.	06/20/23	BB	EUR	15	(2,663)	(2,275)	(388)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank PLC	06/20/23	BB	EUR	300	(51,837)	(37,075)	(14,762)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank PLC	06/20/23	BB	EUR	71	(12,328)	(8,914)	(3,414)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank PLC	06/20/23	BB	EUR	56	(9,603)	(6,955)	(2,648)
Casino Guichard Perrachon SA	1.00%	Quarterly	Barclays Bank PLC	06/20/23	BB	EUR	34	(5,949)	(4,175)	(1,774)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas S.A.	06/20/23	BB	EUR	580	(100,219)	(81,806)	(18,413)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas S.A.	06/20/23	BB	EUR	570	(98,492)	(84,065)	(14,427)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas S.A.	06/20/23	BB	EUR	540	(93,308)	(51,854)	(41,454)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas S.A.	06/20/23	BB	EUR	530	(91,580)	(50,894)	(40,686)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas S.A.	06/20/23	BB	EUR	10	(1,728)	(960)	(768)
Casino Guichard Perrachon SA	1.00%	Quarterly	BNP Paribas S.A.	06/20/23	BB	EUR	10	(1,728)	(960)	(768)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank N.A.	06/20/23	BB	EUR	1,300	(224,630)	(175,352)	(49,278)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank N.A.	06/20/23	BB	EUR	700	(120,955)	(88,379)	(32,576)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank N.A.	06/20/23	BB	EUR	526	(90,823)	(70,616)	(20,207)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank N.A.	06/20/23	BB	EUR	489	(84,436)	(59,261)	(25,175)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank N.A.	06/20/23	BB	EUR	422	(72,905)	(58,724)	(14,181)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank N.A.	06/20/23	BB	EUR	400	(69,117)	(56,300)	(12,817)

114	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank N.A.	06/20/23	BB	EUR	35	$(5,976)	$(4,814)	$(1,162)
Casino Guichard Perrachon SA	1.00%	Quarterly	Citibank N.A.	06/20/23	BB	EUR	15	(2,662)	(2,070)	(592)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	BB	EUR	550	(95,036)	(53,419)	(41,617)
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	06/20/23	BB	EUR	10	(1,728)	(971)	(757)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	710	(122,682)	(134,492)	11,810
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	540	(93,308)	(51,351)	(41,957)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	526	(90,910)	(70,684)	(20,226)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	420	(72,573)	(54,903)	(17,670)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	316	(54,546)	(39,698)	(14,848)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	210	(36,364)	(26,465)	(9,899)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	15	(2,665)	(2,072)	(593)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	10	(1,728)	(951)	(777)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	9	(1,599)	(1,164)	(435)
Casino Guichard Perrachon SA	1.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	BB	EUR	6	(1,066)	(776)	(290)
Casino Guichard Perrachon SA	1.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	BB	EUR	1,270	(219,446)	(177,841)	(41,605)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Credit Suisse International	06/20/23	B-	EUR	400	7,481	(1,117)	8,598
Garfunkelux Holdco 2 SA	5.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	B-	EUR	730	13,653	(6,670)	20,323
Hema BondCo I BV	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B-	EUR	800	(34,225)	31,656	(65,881)
Intesa San Paolo SpA	1.00%	Quarterly	BNP Paribas S.A.	06/20/23	Not Rated	EUR	140	(3,073)	(6,397)	3,324
Intrum AB	5.00%	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	462	21,629	22,071	(442)
Intrum AB	5.00%	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	224	10,486	10,645	(159)
Intrum AB	5.00%	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	34	1,614	1,647	(33)
Intrum AB	5.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	BB+	EUR	400	18,738	17,053	1,685
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	50	2,342	5,062	(2,720)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	20	937	1,910	(973)
Intrum Justitia AB	5.00%	Quarterly	Credit Suisse International	06/20/23	BB+	EUR	9	429	1,033	(604)
Intrum Justitia AB	5.00%	Quarterly	Morgan Stanley & Co. International PLC	06/20/23	BB+	EUR	31	1,446	3,487	(2,041)
TDC A/S	1.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	40	(1,325)	(3,580)	2,255
Tesco PLC	1.00%	Quarterly	Citibank N.A.	06/20/23	BB+	EUR	1,400	7,595	(6,728)	14,323
Thomas Cook Group PLC	5.00%	Quarterly	Barclays Bank PLC	06/20/23	B+	EUR	280	30,980	37,705	(6,725)
Thomas Cook Group PLC	5.00%	Quarterly	Citibank N.A.	06/20/23	B+	EUR	1,180	130,562	151,996	(21,434)
Thomas Cook Group PLC	5.00%	Quarterly	Citibank N.A.	06/20/23	B+	EUR	1,170	129,456	145,728	(16,272)
Thomas Cook Group PLC	5.00%	Quarterly	Citibank N.A.	06/20/23	B+	EUR	18	1,940	2,258	(318)
Thomas Cook Group PLC	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	420	46,472	53,696	(7,224)
Thomas Cook Group PLC	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	400	44,258	51,611	(7,353)
Thomas Cook Group PLC	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	350	38,726	42,693	(3,967)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	115

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Reference Obligation	Financing Rate Received by the Fund	Payment Frequency	Counterparty	Termination Date	Credit Rating(a)	Notional Amount (000)(b)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
Thomas Cook Group PLC	5.00%	Quarterly	Goldman Sachs International	06/20/23	B+	EUR	90	$9,958	$11,243	$(1,285)
Virgin Media Finance PLC	5.00%	Quarterly	Goldman Sachs International	06/20/23	B	EUR	280	50,513	42,756	7,757
Virgin Media Finance PLC	5.00%	Quarterly	JPMorgan Chase Bank N.A.	06/20/23	B	EUR	700	126,284	109,584	16,700
Wind Acquisition Finance SA	5.00%	Quarterly	Barclays Bank PLC	06/20/23	BB-	EUR	300	66,886	64,172	2,714
Casino Guichard Perrachon SA	1.00%	Quarterly	Goldman Sachs International	12/20/23	BB	EUR	50	(9,630)	(8,243)	(1,387)
Garfunkelux Holdco 2 SA	5.00%	Quarterly	JPMorgan Chase Bank N.A.	12/20/23	B-	EUR	9	(8)	(64)	56
Constellium NV	5.00%	Quarterly	Citibank N.A.	12/20/24	B-	EUR	1,200	202,678	140,185	62,493
Constellium NV	5.00%	Quarterly	Goldman Sachs International	12/20/24	B-	EUR	890	150,320	133,357	16,963
Constellium NV	5.00%	Quarterly	Goldman Sachs International	12/20/24	B-	EUR	660	111,473	72,370	39,103
Virgin Media Finance PLC	5.00%	Quarterly	Credit Suisse International	06/20/25	B	EUR	1,410	268,322	250,139	18,183
CMBX.NA.7.AAA	0.50%	Monthly	Morgan Stanley & Co. International PLC	01/17/47	AAA	USD	5,000	58,763	(153,338)	212,101
CMBX.NA.3.AM	0.50%	Monthly	Credit Suisse International	12/13/49	A	USD	49	(256)	(4,174)	3,918
CMBX.NA.3.AM	0.50%	Monthly	Goldman Sachs International	12/13/49	A	USD	124	(648)	(10,660)	10,012
CMBX.NA.3.AM	0.50%	Monthly	JPMorgan Chase Bank N.A.	12/13/49	A	USD	268	(1,396)	(21,800)	20,404
CMBX.NA.4.AM	0.50%	Annual	Deutsche Bank AG	02/17/51	BBB+	USD	20	(146)	(2,597)	2,451
CMBX.NA.8.A	2.00%	Annual	Goldman Sachs International	10/17/57	Not Rated	USD	1,710	(12,660)	(94,390)	81,730
CMBX.NA.8.A	2.00%	Monthly	Goldman Sachs International	10/17/57	Not Rated	USD	440	(3,257)	(43,475)	40,218
CMBX.NA.8.A	2.00%	Annual	Morgan Stanley & Co. International PLC	10/17/57	Not Rated	USD	290	(2,147)	(24,201)	22,054
CMBX.NA.9.BBB-	3.00%	Monthly	Credit Suisse International	09/17/58	Not Rated	USD	4,320	(256,029)	(383,584)	127,555
CMBX.NA.9.BBB-	3.00%	Annual	Credit Suisse International	09/17/58	Not Rated	USD	896	(53,103)	(91,878)	38,775
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD	2,190	(129,793)	(237,500)	107,707
CMBX.NA.9.BBB-	3.00%	Monthly	Deutsche Bank AG	09/17/58	Not Rated	USD	1,854	(109,880)	(224,638)	114,758
CMBX.NA.9.BBB-	3.00%	Monthly	J.P. Morgan Securities LLC	09/17/58	Not Rated	USD	955	(56,599)	(85,357)	28,758
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	970	(57,488)	(124,198)	66,710
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	920	(54,525)	(113,149)	58,624
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	880	(52,154)	(83,836)	31,682
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	770	(45,635)	(80,341)	34,706
CMBX.NA.9.BBB-	3.00%	Annual	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	630	(37,338)	(62,599)	25,261
CMBX.NA.9.BBB-	3.00%	Monthly	Morgan Stanley & Co. International PLC	09/17/58	Not Rated	USD	127	(7,527)	(15,315)	7,788
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	3,340	8,990	(146,689)	155,679
CMBX.NA.10.A	2.00%	Monthly	Deutsche Bank AG	11/17/59	A-	USD	1,670	4,495	(74,577)	79,072
CMBX.NA.10.BBB-	3.00%	Annual	J.P. Morgan Securities LLC	11/17/59	BBB-	USD	60	(3,002)	(5,214)	2,212
CMBX.NA.6.BBB-	3.00%	Annual	Credit Suisse International	05/11/63	BB+	USD	850	(99,817)	(67,302)	(32,515)

								$35,396	$(943,919)	$979,315

(a)	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.
(b)	The maximum potential amount the Master Portfolio may pay should a negative credit event take place as defined under the terms of the agreement.

116	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

OTC Interest Rate Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination	Notional Amount		Value	Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency		Date	(000)			(Received)	(Depreciation)
4.85%	Monthly	28-day MXIBTIIE, 8.12%	Monthly	Bank of America N.A.	11/01/18	MXN	23,232	$6,615	$41	$6,574
28-day MXIBTIIE, 8.12%	Monthly	7.07%	Monthly	Citibank N.A.	11/21/18	MXN	231,800	(21,399)	—	(21,399)
28-day MXIBTIIE, 8.12%	Monthly	7.06%	Monthly	JPMorgan Chase Bank N.A.	11/21/18	MXN	278,160	(25,920)	—	(25,920)
28-day MXIBTIIE, 8.12%	Monthly	6.98%	Monthly	Citibank N.A.	11/28/18	MXN	395,600	(58,078)	—	(58,078)
28-day MXIBTIIE, 8.12%	Monthly	6.98%	Monthly	JPMorgan Chase Bank N.A.	11/28/18	MXN	224,417	(32,946)	—	(32,946)
4.77%	Monthly	28-day MXIBTIIE, 8.12%	Monthly	Citibank N.A.	12/05/18	MXN	16,034	6,909	22	6,887
4.70%	Monthly	28-day MXIBTIIE, 8.12%	Monthly	Bank of America N.A.	12/06/18	MXN	16,034	7,051	21	7,030
4.76%	Monthly	28-day MXIBTIIE, 8.12%	Monthly	Citibank N.A.	12/06/18	MXN	16,034	6,927	22	6,905
8.53%	At Termination	1-day BZDIOVER 0.02%	At Termination	Goldman Sachs International	01/02/20	BRL	227,000	(189,574)	—	(189,574)
3.27%	Quarterly	3-month LIBOR, 2.40%	Semi-Annual	Deutsche Bank AG	05/16/21	USD	9,510	(148,273)	—	(148,273)
1.06%	Quarterly	3-month TAIBOR, 0.66%	Quarterly	Bank of America N.A.	09/19/23	TWD	232,527	(44,654)	—	(44,654)
1.06%	Quarterly	3-month TAIBOR, 0.66%	Quarterly	JPMorgan Chase Bank N.A.	09/19/23	TWD	334,613	(64,259)	—	(64,259)
5.73%	Monthly	28-day MXIBTIIE, 8.12%	Monthly	Bank of America N.A.	01/03/25	MXN	23,376	141,322	262	141,060
28-day MXIBTIIE, 8.12%	Monthly	6.33%	Monthly	Citibank N.A.	06/09/25	MXN	14,869	(71,180)	(70)	(71,110)
28-day MXIBTIIE, 8.12%	Monthly	6.33%	Monthly	Citibank N.A.	07/17/25	MXN	36,610	(176,394)	(136)	(176,258)
28-day MXIBTIIE, 8.12%	Monthly	6.32%	Monthly	Goldman Sachs International	08/06/25	MXN	109,616	(535,956)	(403)	(535,553)
6.31%	Monthly	28-day MXIBTIIE, 8.12%	Monthly	Bank of America N.A.	08/11/25	MXN	36,783	180,883	154	180,729
6.31%	Monthly	28-day MXIBTIIE, 8.12%	Monthly	Bank of America N.A.	08/11/25	MXN	36,783	180,883	154	180,729
6.31%	Monthly	28-day MXIBTIIE, 8.12%	Monthly	Deutsche Bank AG	08/11/25	MXN	136,536	672,534	571	671,963
28-day MXIBTIIE, 8.12%	Monthly	6.27%	Monthly	Bank of America N.A.	12/05/25	MXN	4,348	(22,837)	(43)	(22,794)

								$(188,346)	$595	$(188,941)

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	117

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

OTC Total Return Swaps

Paid by the Fund		Received by the Fund		Counterparty	Termination	Notional Amount		Value	Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency		Date	(000)			(Received)	(Depreciation)
iBoxx EUR Liquid High Yield Index	At Termination	3-month EURIBOR, (0.32)%	Quarterly	Bank of America N.A.	12/20/18	EUR	7,030	$(36,366)	$(3,825)	$(32,541)
iBoxx EUR Liquid High Yield Index	At Termination	3-month EURIBOR, (0.32)%	Quarterly	JPMorgan Chase Bank N.A.	12/20/18	EUR	14,070	(53,544)	(7,987)	(45,557)
Superior Energy Services, Inc.	Quarterly	3-month LIBOR plus 0.05%, 2.40%	Quarterly	BNP Paribas S.A.	02/07/19	USD	648	(15,870)	—	(15,870)
SPDR S&P Oil & Gas Exploration & Production ETF	Monthly	1-month LIBOR minus 0.90%, 2.26%	Monthly	Merrill Lynch International	03/15/19	USD	2,102	(101,895)	—	(101,895)
SPDR S&P Oil & Gas Exploration & Production ETF	Monthly	1-month LIBOR minus 0.70%, 2.26%	Monthly	BNP Paribas S.A.	08/06/19	USD	899	(61,081)	—	(61,081)
Charter Communications, Inc.	Monthly	1-month LIBOR plus 0.10%, 2.26%	Monthly	Citibank N.A.	08/06/19	USD	474	(29,568)	—	(29,568)
Charter Communications, Inc.	Monthly	1-month LIBOR, 2.26%	Monthly	BNP Paribas S.A.	08/27/19	USD	942	(59,543)	—	(59,543)
Weatherford International PLC	Monthly	1-month LIBOR plus 0.08%, 2.26%	Monthly	BNP Paribas S.A.	08/30/19	USD	391	(32,611)	—	(32,611)

								$(390,478)	$(11,812)	$(378,666)

OTC Total Return Volatility Swaps

Reference Entity	Volatility Strike Price	Counterparty	Expiration Date	Notional Amount (000)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
JPY Currency	8.73%	Deutsche Bank AG	04/03/19	JPY	41,565	$(254,790)	—	$(254,790)
JPY Currency	8.90%	Deutsche Bank AG	04/03/19	JPY	20,683	(146,881)	—	(146,881)
JPY Currency	8.90%	Deutsche Bank AG	04/03/19	JPY	20,683	(146,881)	—	(146,881)

						$(548,552)	—	$(548,552)

OTC Total Return Swaps(a)

Reference Entity	Counterparty	Expiration Date	Net Notional		Unrealized Appreciation (Depreciation)	Net Value of Reference Entities	Gross Notional Amount Net Asset Percentage
Equity Securities Long/Short	Bank of America N.A.	02/15/23	USD	5,237,831	$60,180	$5,298,011	0.1%

(a)

The Master Portfolio receives or pays the total return on a portfolio of long and short positions underlying the total return swap. In addition, the Master Portfolio pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 25-200 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The following are the specified benchmarks used in determining the variable rate of interest:

EURIBOR 1 Week

Intercontinental Exchange LIBOR:

  GBP 1 Week

  USD 1 Week

118	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Balances Reported in the Consolidated Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Derivatives

	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation	Value
Centrally Cleared Swaps(a)	$2,629,577	$(11,631,729)	$2,763,485	$(2,430,367)	$ —
OTC Swaps	10,950,776	(11,158,458)	3,595,445	(7,472,052)	—
Options Written	N/A	N/A	6,242,370	(2,133,681)	(7,530,624)

(a)

Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Consolidated Statement of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation(a)	$598,513	$—	$1,601,055	$—	$7,614,004	$—	$9,813,572
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	26,867,517	—	—	26,867,517
Options purchased	Investments at value — unaffiliated(b)	—	—	4,503,031	6,634,489	19,682,746	—	30,820,266
Swaps — centrally cleared	Net unrealized appreciation(a)	—	202,021	—	—	2,488,179	73,285	2,763,485
	Unrealized appreciation on OTC swaps;
Swaps — OTC	Swap premiums paid	—	13,282,917	60,180	—	1,203,124	—	14,546,221

		$598,513	$13,484,938	$6,164,266	$33,502,006	$30,988,053	$73,285	$84,811,061

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation(a)	$670,072	$—	$779,609	$—	$60,343,000	$—	$61,792,681
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	8,983,669	—	—	8,983,669
Options written	Options written at value	—	—	1,054,887	1,788,269	4,687,468	—	7,530,624
Swaps — centrally cleared	Net unrealized depreciation(a)	—	1,421,051	—	—	1,009,316	—	2,430,367
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	16,300,010	300,568	—	2,029,932	—	18,630,510

		$670,072	$17,721,061	$2,135,064	$10,771,938	$68,069,716	$—	$99,367,851

(a)

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended September 30, 2018, the effect of derivative financial instruments in the Consolidated Statement of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$(469,299)	$—	$2,528,881	$—	$14,383,440	$—	$16,443,022
Forward foreign currency exchange contracts	—	—	—	33,563,580	—	—	33,563,580
Options purchased(a)	47,032	(484,937)	(8,415,466)	(55,204,498)	(22,408,003)	—	(86,465,872)
Options written	(9,264)	200,949	471,517	42,905,828	23,556,464	—	67,125,494
Swaps	—	(387,075)	(6,152,099)	—	(12,686,019)	250,061	(18,975,132)

	$(431,531)	$(671,063)	$(11,567,167)	$21,264,910	$2,845,882	$250,061	$11,691,092

(a)	Options purchased are included in net realized gain (loss) from investments.

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	$(28,258)	$—	$665,938	$—	$(51,927,349)	$—	$(51,289,669)
Forward foreign currency exchange contracts	—	—	—	15,671,569	—	—	15,671,569
Options purchased(a)	—	—	(3,520,546)	(3,993,604)	(3,973,832)	—	(11,487,982)
Options written	—	—	2,687,386	2,518,701	(375,919)	—	4,830,168
Swaps	—	(4,019,498)	494,213	—	2,531,894	(217,118)	(1,210,509)

	$(28,258)	$(4,019,498)	$326,991	$14,196,666	$(53,745,206)	$(217,118)	$(43,486,423)

(a)	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	119

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$5,698,366,038
Average notional value of contracts — short	$3,119,156,135
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,647,837,012
Average amounts sold — in USD	$885,386,012
Options:
Average value of option contracts purchased	$17,156,836
Average value of option contracts written	$10,007,870
Average notional value of swaption contracts purchased	$678,458,260
Average notional value of swaption contracts written	$2,526,652,016
Credit default swaps:
Average notional value — buy protection	$432,588,818
Average notional value — sell protection	$196,505,080
Interest rate swaps:
Average notional value — pays fixed rate	$1,898,670,027
Average notional value — receives fixed rate	$2,258,652,408
Inflation swaps:
Average notional value — receives fixed rate	$44,658,477
Total return swaps:
Average notional value	$51,492,562

For more information about the Master Portfolio’s investment risks regarding derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Master Portfolio’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$3,644,392		$3,977,234
Forward foreign currency exchange contracts	26,867,517		8,983,669
Options	30,820,266	(a)	7,530,624
Swaps — Centrally cleared	—		472,968
Swaps — OTC(b)	14,546,221		18,630,510

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	$75,878,396		$39,595,005
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(9,904,461)		(8,828,767)

Total derivative assets and liabilities subject to an MNA	$65,973,935		$30,766,238

(a)

Includes interest rate caps purchased at value and options purchased at value which are included in Investments at value — unaffiliated in the Consolidated Statement of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

(b)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Consolidated Statement of Assets and Liabilities.

120	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

The following tables present the Master Portfolio’s derivative assets and liabilities by counterparty net of amounts for offset under an MNA and net of the related collateral received and pledged by the Master Portfolio:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Received	Cash Collateral Received(b)	Net Amount of Derivative Assets(c)(d)
Bank of America N.A.	$2,352,341	$(675,638)	$(756,060)	$—	$920,643
Barclays Bank PLC	2,733,295	(2,733,295)	—	—	—
BNP Paribas S.A.	1,196,238	(1,196,238)	—	—	—
Citibank N.A.	5,737,146	(3,354,667)	—	(1,100,000)	1,282,479
Citigroup Global Markets, Inc.	35,112	(33,531)	—	—	1,581
Credit Suisse International	1,390,777	(1,390,777)	—	—	—
Deutsche Bank AG	10,099,969	(1,748,351)	—	(1,552,000)	6,799,618
Goldman Sachs International	4,005,960	(3,748,029)	—	—	257,931
HSBC Bank PLC	7,215,995	(1,006,277)	(2,167,369)	—	4,042,349
J.P. Morgan Securities LLC	267,329	(226,201)	—	—	41,128
JPMorgan Chase Bank N.A.	19,756,928	(7,220,308)	—	(12,536,620)	—
Morgan Stanley & Co.
International PLC	2,267,733	(2,069,971)	—	—	197,762
NatWest Markets PLC	4,174,818	(725,235)	—	(430,000)	3,019,583
Royal Bank of Canada	24,974	(415)	—	—	24,559
TD Securities, Inc.	3,496,670	(13,509)	—	—	3,483,161
UBS AG	1,218,650	(1,218,650)	—	—	—

	$65,973,935	$(27,361,092)	$(2,923,429)	$(15,618,620)	$20,070,794

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset(a)	Non-cash Collateral Pledged	Cash Collateral Pledged(e)	Net Amount of Derivative Liabilities(d)(f)
Australia & New Zealand Banking Group Ltd.	$8,392	$—	$—	$—	$8,392
Bank of America N.A.	675,638	(675,638)	—	—	—
Barclays Bank PLC	2,854,798	(2,733,295)	—	(121,503)	—
BNP Paribas S.A.	2,583,014	(1,196,238)	—	(1,051,000)	335,776
Citibank N.A.	3,354,667	(3,354,667)	—	—	—
Citigroup Global Markets, Inc.	33,531	(33,531)	—	—	—
Credit Suisse International	3,167,308	(1,390,777)	—	(1,720,000)	56,531
Deutsche Bank AG	1,748,351	(1,748,351)	—	—	—
Goldman Sachs International	3,748,029	(3,748,029)	—	—	—
HSBC Bank PLC	1,006,277	(1,006,277)	—	—	—
J.P. Morgan Securities LLC	226,201	(226,201)	—	—	—
JPMorgan Chase Bank N.A.	7,220,308	(7,220,308)	—	—	—
Merrill Lynch International	101,895	—	—	(101,895)	—
Morgan Stanley & Co. International PLC	2,069,971	(2,069,971)	—	—	—
NatWest Markets PLC	725,235	(725,235)	—	—	—
Royal Bank of Canada	415	(415)	—	—	—
Standard Chartered Bank	1,852	—	—	—	1,852
TD Securities, Inc.	13,509	(13,509)	—	—	—
UBS AG	1,226,847	(1,218,650)	—	—	8,197

	$30,766,238	$(27,361,092)	$—	$(2,994,398)	$410,748

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess collateral received from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount represents the net amount receivable from the counterparty in the event of default.
(d)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(e)	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.
(f)

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Consolidated Statement of Assets and Liabilities.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	121

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Consolidated Financial Statements.

The following tables summarize the Master Portfolio’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	$—	$1,513,600,640	$61,899,804	$1,575,500,444
Common Stocks(a)	32,510,602	2,988,425	218,040	35,717,067
Corporate Bonds(a)	—	4,240,259,193	111,000,003	4,351,259,196
Floating Rate Loan Interests(a)	—	330,349,329	127,990,875	458,340,204
Foreign Agency Obligations	—	55,287,526	—	55,287,526
Foreign Government Obligations	—	292,810,197	—	292,810,197
Investment Companies	129,548,593	—	—	129,548,593
Non-Agency Mortgage-Backed Securities	—	662,276,926	60,105,857	722,382,783
Preferred Securities(a)	—	122,865,807	240,721	123,106,528
Taxable Municipal Bonds	—	791,971,576	—	791,971,576
U.S. Government Sponsored Agency Securities	—	8,452,628,090	840,797	8,453,468,887
U.S. Treasury Obligations	—	106,833,117	—	106,833,117
Short-Term Securities:
Certificates of Deposit	—	65,296,243	—	65,296,243
Commercial Paper	—	86,853,513	—	86,853,513
Foreign Government Obligations	—	13,171,835	—	13,171,835
Money Market Funds	791,503,000	—	—	791,503,000
U.S. Treasury Obligations	—	12,454,277	—	12,454,277
Options Purchased:
Equity contracts	4,375,634	127,397	—	4,503,031
Foreign currency exchange contracts	—	6,634,450	39	6,634,489
Interest rate contracts	1,884,435	17,798,311	—	19,682,746
Liabilities:
TBA Sale Commitments	—	(4,199,325,251)	—	(4,199,325,251)

Subtotal	$959,822,264	$12,574,881,601	$362,296,136	$13,897,000,001

Investments Valued at NAV(b)				8,010,691

Total Investments				$13,905,010,692

(a)	See above Consolidated Schedule of Investments for values in each industry.

(b)

As of September 30, 2018, certain investments of the Master Portfolio were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments(a)
Assets:
Commodity contracts	$598,513	$—	$—	$598,513
Credit contracts	—	2,535,409	—	2,535,409
Equity contracts	1,601,055	60,180	—	1,661,235
Foreign currency exchange contracts	—	26,867,517	—	26,867,517
Interest rate contracts	7,614,004	3,690,056	—	11,304,060
Other contracts	—	73,285	—	73,285
Liabilities:
Commodity contracts	(670,072)	—	—	(670,072)
Credit contracts	—	(6,575,067)	—	(6,575,067)
Equity contracts	(1,812,951)	(322,113)	—	(2,135,064)
Foreign currency exchange contracts	—	(10,771,899)	(39)	(10,771,938)
Interest rate contracts	(63,688,223)	(4,369,029)	—	(68,057,252)

	$(56,357,674)	$11,188,339	$(39)	$(45,169,374)

(a)

Derivative financial instruments are swaps, financial futures contracts, forward foreign currency exchange contracts and options written. Swaps, financial futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

122	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

During the year ended September 30, 2018, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Master Portfolio had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities
Assets:
Opening Balance, as of September 30, 2017	$80,564,232	$293,715	$854	$76,050,819	$85,921,687
Transfers into Level 3	67,174	—	—	—	7,670,815
Transfers out of Level 3	(48,603,963)	—	—	(7,648,550)	(18,572,510)
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)	245,363	—	—	557,956	523,463
Net change in unrealized appreciation (depreciation)(a)(b)	(15,283,619)	$(75,675)	(126)	(1,738,818)	(1,615,293)
Purchases	64,263,775	—	111,000,000	141,484,186	24,023,545
Sales	(19,353,158)	—	(725)	(80,714,718)	(37,845,850)

Closing Balance, as of September 30, 2018	$61,899,804	$218,040	$111,000,003	$127,990,875	$60,105,857

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018(b)	$(15,637,114)	$(75,675)	$1	$(1,358,051)	$(1,648,737)

		Preferred Securities	U.S. Government Sponsored Agency Securities	Options Purchased	Total
Assets:
Opening Balance, as of September 30, 2017		$324,267	$—	$—	$243,155,574
Transfers into Level 3		—	—	—	7,737,989
Transfers out of Level 3		—	—	—	(74,825,023)
Accrued discounts/premiums		—	—	—	—
Net realized gain (loss)		—	—	—	1,326,782
Net change in unrealized appreciation (depreciation)(a)(b)		(83,546)	(106,206)	(1,749,724)	(20,653,007)
Purchases		—	947,003	1,749,763	343,468,272
Sales		—	—	—	(137,914,451)

Closing Balance, as of September 30, 2018		$240,721	$840,797	$39	$362,296,136

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018(b)		$(83,546)	$(106,206)	$(1,749,724)	$(20,659,052)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018, is generally due to investments no longer held or categorized as Level 3 at period end.

C O N S O L I D A T E D S C H E D U L E O F I N V E S T M E N T S	123

Consolidated Schedule of Investments (continued) September 30, 2018	Master Total Return Portfolio

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Options Written
	Assets	Liabilities
Opening Balance, as of September 30, 2017	$—	$—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—
Accrued discounts/premiums	—	—
Net realized gain (loss)	—	(39)
Net change in unrealized appreciation (depreciation)(a)(b)	—
Purchases	—	—
Issues	—	—
Sales	—
Settlements	—	—

Closing Balance, as of September 30, 2018	$—	$(39)

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at September 30, 2018(b)	$—	$(39)

(a)	Included in the related net change in unrealized appreciation (depreciation) in the Consolidated Statement of Operations.

(b)

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2018 is generally due to investments no longer held or categorized as Level 3 at period end.

The Master Portfolio’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See notes to consolidated financial statements.

124	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statement of Assets and Liabilities September 30, 2018	Master Total Return Portfolio

Master Total Return Portfolio

ASSETS
Investments at value — unaffiliated (including securities loaned at value of $7,370,827) (cost — $17,419,359,715)	$17,175,270,668
Investments at value — affiliated (cost — $928,461,783)	929,065,275
Cash	11,435,357
Cash pledged:
Collateral — OTC derivatives	5,595,000
Collateral — TBA commitments	219,000
Futures contracts	54,440,010
Centrally cleared swaps	9,594,630
Foreign currency at value (cost — $35,302,863)	35,312,044
Receivables:
Investments sold	111,670,910
Options written	130,483
Securities lending income — affiliated	6,578
Swaps	2,570,403
TBA sale commitments	4,212,733,859
Contributions from investors	38,271,785
Dividends — affiliated	290
Dividends — unaffiliated	50,857
Interest — unaffiliated	87,247,119
Variation margin on futures contracts	3,644,392
Swap premiums paid	10,950,776
Unrealized appreciation on:
Forward foreign currency exchange contracts	26,867,517
OTC swaps	3,595,445
Prepaid expenses	5,616

Total assets	22,718,678,014

LIABILITIES
Cash received:
Collateral — OTC derivatives	19,211,633
Collateral — TBA commitments	10,291,000
Cash collateral on securities loaned at value	7,984,970
Options written at value (premiums received — $11,639,313)	7,530,624
TBA sale commitments at value (proceeds — $4,212,733,859)	4,199,325,251
Payables:
Investments purchased	5,320,777,253
Swaps	2,138,188
Directors’ fees	38,830
Investment advisory fees	548,486
Other accrued expenses	1,141,446
Variation margin on futures contracts	3,977,234
Variation margin on centrally cleared swaps	472,968
Withdrawals to investors	53,778,891
Swap premiums received	11,158,458
Unrealized depreciation on:
Forward foreign currency exchange contracts	8,983,669
OTC swaps	7,472,052

Total liabilities	9,654,830,953

NET ASSETS	$13,063,847,061

NET ASSETS CONSIST OF
Investors’ capital	$13,328,151,177
Net unrealized appreciation (depreciation)	(264,304,116)

NET ASSETS	$13,063,847,061

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	125

Consolidated Statement of Operations

Year Ended September 30, 2018

Master Total Return Portfolio

INVESTMENT INCOME
Interest — unaffiliated	$496,656,844
Dividends — affiliated	7,985,982
Dividends — unaffiliated	2,241,863
Securities lending income — affiliated — net	814,171
Foreign taxes withheld	(242,252)

Total investment income	507,456,608

EXPENSES
Investment advisory	6,851,473
Custodian	785,266
Accounting services	633,868
Professional	222,833
Directors	158,617
Printing	10,075
Miscellaneous	707,261

Total expenses excluding interest expense	9,369,393
Interest expense	33,750,253

Total expenses	43,119,646
Less fees waived by the Manager	(132,377)

Total expenses after fees waived	42,987,269

Net investment income	464,469,339

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated (net of $372,102 foreign capital gain tax)	(308,768,330)
Investments — affiliated	(2,015,103)
Borrowed bonds	(7,933,864)
Foreign currency transactions	8,055,865
Forward foreign currency exchange contracts	33,563,580
Futures contracts	16,443,022
Options written	67,125,494
Swaps	(18,975,132)
Payments by affiliate	37,655 (a)

(212,466,813)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(363,627,162)
Investments — affiliated	(783,696)
Borrowed bonds	1,912,823
Foreign currency translations	(194,229)
Forward foreign currency exchange contracts	15,671,569
Futures contracts	(51,289,669)
Options written	4,830,168
Short sales	(6,529)
Swaps	(1,210,509)

(394,697,234)

Net realized and unrealized loss	(607,164,047)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(142,694,708)

(a)	Includes payments by an affiliate of $37,655 to compensate for trade operating errors.

See notes to consolidated financial statements.

126	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Consolidated Statements of Changes in Net Assets

	Master Total Return Portfolio
	Year Ended September 30,
	2018	2017
INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$464,469,339	$336,636,639
Net realized loss	(212,466,813)	(81,753,388)
Net change in unrealized appreciation (depreciation)	(394,697,234)	(33,575,479)

Net increase (decrease) in net assets resulting from operations	(142,694,708)	221,307,772

CAPITAL TRANSACTIONS
Proceeds from contributions	5,934,095,058	5,603,856,634
Value of withdrawals	(4,328,662,619)	(3,534,015,059)

Net increase in net assets derived from capital transactions	1,605,432,439	2,069,841,575

NET ASSETS
Total increase in net assets	1,462,737,731	2,291,149,347
Beginning of year	11,601,109,330	9,309,959,983

End of year	$13,063,847,061	$11,601,109,330

See notes to consolidated financial statements.

C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	127

Consolidated Financial Highlights

	Master Total Return Portfolio
	Year Ended September 30,
	2018		2017	2016	2015	2014

Total Return
Total return	(1.19	)%(a)	1.90%	5.75%	3.13%	7.15%

Ratios to Average Net Assets(b)
Total expenses	0.34%		0.32%	0.21%	0.14%	0.25%

Total expenses after fees waived	0.34%		0.32%	0.21%	0.14%	0.25%

Total expenses after fees waived and excluding interest expense	0.07%		0.08%	0.08%	0.09%	0.14%

Net investment income	3.67%		3.30%	3.03%	3.07%	4.03%

Supplemental Data
Net assets, end of year (000)	$13,063,847		$11,601,109	$9,309,960	$7,418,036	$3,431,769

Portfolio turnover rate(c)	734%		806%	841%	1,015%	750%

(a) Includes payment received from an affiliate, which had no impact on the Master Portfolio’s total return.
(b) Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Investments in underlying funds	0.01%	0.01%	0.01%	—	—

(c) Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2018	2017	2016	2015	2014
Portfolio turnover rate (excluding mortgage dollar roll transactions)	350%	540%	598%	725%	529%

See notes to consolidated financial statements.

128	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements	Master Total Return Portfolio

1.	ORGANIZATION

Master Total Return Portfolio (the “Master Portfolio”), a series of Master Bond LLC (the “Master LLC”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Master LLC is organized as a Delaware limited liability company. The Limited Liability Company Agreement of the Master LLC permits the Board of Directors of the Master LLC (the “Board”) to issue nontransferable interests in the Master LLC, subject to certain limitations.

The Master Portfolio, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements include the accounts of BlackRock Cayman Master Total Return Portfolio I, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of the Master Portfolio and primarily invests in commodity-related instruments. The Subsidiary enables the Master Portfolio to hold these commodity-related instruments while allowing its investors to satisfy regulated investment company tax requirements. The Master Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $11,204,930 representing 0.1% of the Master Portfolio’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to the Master Portfolio, except that the Subsidiary may invest without limitation in commodity-related instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements, disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Master Portfolio is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the “trade dates”). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income and non-cash dividend income are recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on an accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Master Portfolio’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Consolidated Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Segregation and Collateralization: In cases where the Master Portfolio enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps, short sales and structured options) or certain borrowings (e.g., reverse repurchase transactions and treasury roll transactions) that would be treated as “senior securities” for 1940 Act purposes, the Master Portfolio may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Master Portfolio may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Recent Accounting Standards: In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Master Portfolio.

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update “Premium Amortization of Purchased Callable Debt Securities” which amends the amortization period for certain purchased callable debt securities. Under the new guidance, the premium amortization of purchased callable debt securities that have explicit, non-contingent call features and are callable at fixed prices will be amortized to the earliest call date. The guidance will be applied on a modified retrospective basis and is effective for fiscal years, and their interim periods, beginning after December 15, 2018. Management is currently evaluating the impact of this guidance to the Master Portfolio.

Indemnifications: In the normal course of business, the Master Portfolio enters into contracts that contain a variety of representations that provide general indemnification. The Master Portfolio’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Master Portfolio, which cannot be predicted with any certainty.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	129

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with its custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Master Portfolio may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Master Portfolio’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time) (or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Master Portfolio’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Master Portfolio may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value per share (“NAV”) each business day.

•

The Master Portfolio values its investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•	The Fund records its proportionate investment in the Master Portfolio at fair value, which is based upon its pro rata ownership in the net assets of the Master Portfolio.

130	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Master Portfolio might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Master Portfolio’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by the Master Portfolio. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Master Portfolio is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Master Portfolio could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Master Portfolio has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with the Master Portfolio’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	131

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2018, certain investments of the Master Portfolio were valued using NAV (or its equivalent) as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, the Master Portfolio may subsequently have to reinvest the proceeds at lower interest rates. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Master Portfolio’s initial investment in the IOs may not fully recoup.

132	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stocks: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for the Master Portfolio to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Master Portfolio to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of the Master Portfolio’s investment policies.

When the Master Portfolio purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, the Master Portfolio may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by the Master Portfolio upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. The Master Portfolio may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. The Master Portfolio may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in the Master Portfolio having a contractual relationship only with the lender, not with the borrower. The Master Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, the Master Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. The Master Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, the Master Portfolio assumes the credit risk of both the borrower and the lender that is selling the Participation. The Master Portfolio’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, the Master Portfolio may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in the Master Portfolio having a direct contractual relationship with the borrower, and the Master Portfolio may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, the Master Portfolio may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the Master Portfolio earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Consolidated Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations. As of period end, the Master Portfolio had no unfunded floating rate loan interests.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	133

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

Forward Commitments and When-Issued Delayed Delivery Securities: The Master Portfolio may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Master Portfolio may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Master Portfolio may be required to pay more at settlement than the security is worth. In addition, the Master Portfolio is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Master Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Master Portfolio’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, the Master Portfolio may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help the Master Portfolio mitigate its counterparty risk, TBA commitments may be entered into by the Master Portfolio under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by the Master Portfolio and the counterparty. Cash collateral that has been pledged to cover the obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Consolidated Schedule of Investments. Typically, the Master Portfolio is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to the Master Portfolio are not fully collateralized, contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities. Effective September 30, 2018, the Master Portfolio no longer enters into mortgage dollar roll transactions.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, the Master Portfolio borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and the Master Portfolio at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Master Portfolio and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. The Master Portfolio may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which the Master Portfolio sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. The Master Portfolio receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, the Master Portfolio continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Master Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If the Master Portfolio suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, the Master Portfolio would still be required to pay the full repurchase price. Further, the Master Portfolio remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, the Master Portfolio would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty. Effective September 30, 2018, the Master Portfolio no longer enters into reverse repurchase agreements.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Consolidated Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by the Master Portfolio to the counterparties are recorded as a component of interest expense in the Consolidated Statement of Operations. In periods of increased demand for the security, the Master Portfolio may receive a fee for the use of the security by the counterparty, which may result in interest income to the Master Portfolio.

For the year ended September 30, 2018, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rate for the Master Portfolio were $2,045,221,506 and 1.33%, respectively.

Treasury Roll Transactions: In a treasury roll transaction, the Master Portfolio sells a treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Master Portfolio receives cash from the sale of the treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Master Portfolio and the counterparty over the term of the borrowing. For U.S. GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the treasury security and the related interest expense on the secured borrowing is recorded by the Master Portfolio on an accrual basis. The Master Portfolio will benefit from the transaction if the income earned on the investment purchased with the cash received

134	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

in the treasury roll transaction exceeds the interest expense incurred by the Master Portfolio. If the interest expense exceeds the income earned, the Master Portfolio’s net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve leverage risk. If the Master Portfolio suffers a loss on its investment of the transaction proceeds from a treasury roll transaction, the Master Portfolio would be required to pay the full repurchase price. Further, the Master Portfolio remains subject to the risk that the market value of the Treasury securities that the Master Portfolio is required to repurchase may decline below the agreed upon repurchase price of those securities. In such cases, the Master Portfolio would need to return a portion of the cash received from the transaction or provide additional Treasury securities to the counterparty.

Borrowed bond agreements, reverse repurchase transactions and treasury roll transactions are entered into by the Master Portfolio under Master Repurchase Agreements (each, an “MRA”), which permit the Master Portfolio, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Master Portfolio. With borrowed bond agreements reverse repurchase transactions and treasury roll transactions, typically the Master Portfolio and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Master Portfolio receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by the Master Portfolio upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Master Portfolio is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the Master Portfolio’s held no open borrowed bond agreements and reverse repurchase agreements which are subject to offset under an MRA on a net basis.

When the Master Portfolio enters into an MRA and International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) and/or Master Securities Lending Agreements (“MSLA”) with the same counterparty, the agreements may contain a set-off provision allowing the Master Portfolio to offset a net amount payable with a net amount receivable upon default of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. For example, regardless of the contractual rights included in an MRA, such laws may prohibit the Master Portfolio from setting off amounts owed to a defaulting counterparty under an MRA against amounts owed to the Master Portfolio by affiliates of the defaulting counterparty. However, the insolvency regimes of many jurisdictions generally permit set-off of simultaneous payables and receivables with the same legal entity under certain types of financial contracts. These rules would apply upon a default of the legal entity, regardless of the existence of a contractual set-off right in those contracts.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, the Master Portfolio’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce the Master Portfolio’s obligation to repurchase the securities.

Short Sales Transactions: In short sale transactions, the Master Portfolio sells a security it does not hold in anticipation of a decline in the market price of that security. When the Master Portfolio makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which it sold the security short. An amount equal to the proceeds received by the Master Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Master Portfolio is required to repay the counterparty interest on the security sold short, which, if applicable, is included in interest expense in the Consolidated Statement of Operations. The Master Portfolio is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, is limited to the price at which the Master Portfolio sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that the Master Portfolio will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: The Master Portfolio may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Master Portfolio collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Master Portfolio is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio, or excess collateral returned by the Master Portfolio, on the next business day. During the term of the loan, the Master Portfolio is entitled to all distributions made on or in respect of the loaned securities, but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Master Portfolio’s Consolidated Schedule of Investments, and the value of any related collateral are shown separately in the Consolidated Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Consolidated Schedule of Investments.

Securities lending transactions are entered into by the Master Portfolio under an MSLA, which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Master Portfolio, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Master Portfolio can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	135

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

As of period end, the following table is a summary of the Master Portfolio’s securities lending agreements by counterparty which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received(a)	Net Amount(b)
Citigroup Global Markets, Inc.	$6,265	$(6,171)	$94
Credit Suisse Securities (USA) LLC	7,134,193	(7,134,193)	—
State Street Bank & Trust Co	230,369	(230,369)	—

	$7,370,827	$(7,370,733)	$94

(a)

Collateral with a value of $7,984,970 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

(b)

The market value of the loaned securities is determined as of September 30, 2018. Additional collateral is delivered to the Master Portfolio on the next business day in accordance with the MSLA. The net amount would be subject to the borrower default indemnity in the event of default by the counterparty.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Master Portfolio benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Master Portfolio could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Consolidated Schedule of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Master Portfolio and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities.

Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Consolidated Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Forward foreign currency exchange contracts are entered into to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Consolidated Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Consolidated Statement of Assets and Liabilities.

Options: The Master Portfolio purchases and writes call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Consolidated Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise

136	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Consolidated Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Consolidated Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Master Portfolio writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Master Portfolio writes a put option, such option is covered by cash in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Consolidated Statement of Assets and Liabilities.

•

Swaptions — The Master Portfolio purchases and writes options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Master Portfolio’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Interest rate caps — Interest rate caps and floors are entered into to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes exceed a specified rate, or “cap.” Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that the Master Portfolio would be required to make under an interest rate cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

•

Foreign currency options — The Master Portfolio purchases and writes foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — The Master Portfolio may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Master Portfolio may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options, up-and-out options and up-and-in options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless to the purchaser if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date. Up-and-in options can only be exercised when the price of the underlying instrument increases beyond a predetermined barrier price level.

•	Structured options — The Master Portfolio invests in structured options to increase or decrease its exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Master Portfolio will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

In purchasing and writing options, the Master Portfolio bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Master Portfolio purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

Swaps: Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Master Portfolio and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Consolidated Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Consolidated Statement of Assets and Liabilities. Payments received or paid are recorded in the Consolidated Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Consolidated Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Master Portfolio’s counterparty on the swap agreement becomes the CCP. The Master Portfolio is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Master Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Consolidated Schedule of Investments and cash deposited is shown as cash

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	137

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Consolidated Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Consolidated Statement of Operations.

•

Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Master Portfolio will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Total return swaps are entered into to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed-income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument, or basket or underlying instruments, in exchange for fixed or floating rate interest payments. If the total return of the instruments or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Master Portfolio receives payment from or makes a payment to the counterparty.

Certain total return swaps are designed to function as a portfolio of direct investments in long and short equity positions. This means that the Master Portfolio has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in the swap’s market value. The market value also includes interest charges and credits (“financing fees”) related to the notional values of the long and short positions and cash balances within the swap. These interest charges and credits are based on a specified benchmark rate plus or minus a specified spread determined based upon the country and/or currency of the positions in the Master Portfolio.

Positions within the swap and financing fees are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions and accrued financing fees become available for cash settlement between the Master Portfolio and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statement of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Master Portfolio and the counterparty, over the life of the agreement. Certain swaps have no stated expiration and can be terminated by either party at any time.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — The Master Portfolio enters into currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — The Master Portfolio enters into forward interest rate swaps and forward total return swaps. In a forward swap, the Master Portfolio and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation swaps — Inflation swaps are entered into to gain or reduce exposure to inflation (inflation risk). In an inflation swap, one party makes fixed interest payments on a notional principal amount in exchange for another party’s variable payments based on an inflation index, such as the Consumer Price Index.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Master Portfolio may enter into

138	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Master Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Master Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Master Portfolio and the counterparty.

Cash collateral that has been pledged to cover obligations of the Master Portfolio and cash collateral received from the counterparty, if any, is reported separately in the Consolidated Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Master Portfolio, if any, is noted in the Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Master Portfolio. Any additional required collateral is delivered to/pledged by the Master Portfolio on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Master Portfolio generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized, it bears the risk of loss from counterparty non-performance. Likewise, to the extent the Master Portfolio has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, it bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Master Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Master LLC, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Master Portfolio’s investment adviser, and an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administrative services. The Manager is responsible for the management of the Master Portfolio’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio.

For such services, the Master Portfolio pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Master Portfolio’s net assets:

Average Daily Net Assets	Investment Advisory Fee
First $250 Million	0.16%
$250 Million — $ 500 Million	0.12%
$500 Million — $ 750 Million	0.08%
Greater than $750 Million	0.05%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, the Master Portfolio pays the Manager based on the Master Portfolio’s net assets, which includes the assets of the Subsidiary.

With respect to the Master Portfolio, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BRS”), each an affiliate of the Manager. The Manager pays BIL and BRS for services they provide, for that portion of the Master Portfolio for which BIL and BRS as applicable act as sub-advisers, a monthly fee that is a percentage of the investment advisory fees paid by the Master Portfolio to the Manager.

Expense Waivers: With respect to the Master Portfolio, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Master Portfolio pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation caps, as applicable, will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended September 30, 2018, the amount waived was $68,490.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Master Portfolio’s assets invested in affiliated equity and fixed-income mutual funds and exchange-traded funds that have a contractual management fee through January 31, 2019. The contractual agreement may be terminated upon 90 days’ notice by a majority of the directors who are not “interested persons” of the Master Portfolio, as defined in the 1940 Act (“Independent Directors”), or by a vote of a majority of the outstanding voting securities of the Master Portfolio. This amount is included in fees waived by the Manager in the Consolidated Statement of Operations. For the year ended September 30, 2018, the Master Portfolio waived $63,887 in investment advisory fees pursuant to these arrangements.

For the year ended September 30, 2018, the Master LLC reimbursed the Manager $131,100 for certain accounting services, which is included in accounting services in the Consolidated Statement of Operations.

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	139

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

securities lending agent for the Master Portfolio, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Master Portfolio is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Master Portfolio. The private investment company in which the cash collateral has been invested may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Master Portfolio retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, the Master Portfolio retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Master Portfolio, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Master Portfolio is shown as securities lending income — affiliated — net in the Consolidated Statement of Operations. For the year ended September 30, 2018, the Master Portfolio paid BIM $220,200 for securities lending agent services.

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, the Master Portfolio may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Master Portfolio’s investment policies and restrictions. The Master Portfolio is currently permitted to borrow under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the year ended September 30, 2018, the Master Portfolio did not participate in the Interfund Lending Program.

Directors and Officers: Certain directors and/or officers of the Master LLC are directors and/or officers of BlackRock or its affiliates.

Other Transactions: During the year ended September 30, 2018, the Master Portfolio received reimbursements of $37,655 from an affiliate, which are included in payments by affiliate in the Consolidated Statement of Operations, related to operating errors.

The Master Portfolio may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended September 30, 2018, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

Purchases	Sales	Net Realized Loss
$391,129,882	$380,170,754	$(1,175,395)

7.	PURCHASES AND SALES

For the year ended September 30, 2018, purchases and sales of investments, including paydown and mortgage dollar rolls and excluding short-term securities, were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$94,620,133,854	$91,528,972,012
U.S. Government Securities	10,434,397,821	14,216,757,944

For the year ended September 30, 2018, purchases and sales related to mortgage dollar rolls were as follows:

Purchases	$55,027,901,540
Sales	55,025,151,325

8.	INCOME TAX INFORMATION

The Master Portfolio is classified as a partnership for U. S. federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no U.S. federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

140	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

The Master Portfolio files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2018. The statutes of limitations on Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Master Portfolio as of September 30, 2018, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Master Portfolio’s consolidated financial statements.

As of September 30, 2018, gross unrealized appreciation and depreciation for investments and derivatives based on cost for U. S. federal income tax purposes were as follows:

Tax cost	$18,354,832,774

Gross unrealized appreciation	$124,674,108
Gross unrealized depreciation	(354,941,120)

Net unrealized depreciation	$(230,267,012)

9.	BANK BORROWINGS

The Master LLC, on behalf of the Master Portfolio, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Master Portfolio may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Master Portfolio, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2019 unless extended or renewed. Prior to April 19, 2018, the aggregate commitment amount was $2.1 billion and the fee was 0.12% per annum. Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Consolidated Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2018, the Master Portfolio did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease the Master Portfolio’s ability to buy or sell bonds. As a result, the Master Portfolio may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If the Master Portfolio needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, the Master Portfolio invests in securities or other instruments and may enter into certain transactions, and such activities subject the Master Portfolio to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Master Portfolio’s prospectus provides details of the risks to which the Master Portfolio is subject.

The Master Portfolio may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Master Portfolio to reinvest in lower yielding securities. The Master Portfolio may also be exposed to reinvestment risk, which is the risk that income from the Master Portfolio’s portfolio will decline if the Master Portfolio invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below the Master Portfolio portfolio’s current earnings rate.

The Master Portfolio may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Master Portfolio may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Master Portfolio’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Master Portfolio may lose value, regardless of the individual results of the securities and other instruments in which the Master Portfolio invests.

The price the Master Portfolio could receive upon the sale of any particular portfolio investment may differ from the Master Portfolio’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Master Portfolio’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Master Portfolio, and the Master Portfolio could realize a greater than expected loss or lesser than expected gain upon the sale of the investment.

N O T E S T O C O N S O L I D A T E D F I N A N C I A L S T A T E M E N T S	141

Notes to Consolidated Financial Statements (continued)	Master Total Return Portfolio

The Master Portfolio’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Consolidated Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

The Master Portfolio’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by the Master Portfolio.

For OTC options purchased, the Master Portfolio bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Master Portfolio should the counterparty fail to perform under the contracts. Options written by the Master Portfolio do not typically give rise to counterparty credit risk, as options written generally obligate the Master Portfolio, and not the counterparty, to perform. The Master Portfolio may be exposed to counterparty credit risk with respect to options written to the extent the Master Portfolio deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Master Portfolio since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Master Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Master Portfolio.

Concentration Risk: The Master Portfolio invests a significant portion of its assets in fixed income securities and/or uses derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Master Portfolio may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Consolidated Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

142	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders of Master Total Return Portfolio and the Board of Directors of Master Bond LLC:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying consolidated statement of assets and liabilities of Master Total Return Portfolio of Master Bond LLC (the “Fund”), including the consolidated schedule of investments, as of September 30, 2018, the related consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of September 30, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 2018, by correspondence with the custodian, agent banks and brokers; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

November 26, 2018

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B LI C A C C O U N T I N G FI R M	143

Disclosure of Investment Advisory Agreement	BlackRock Balanced Capital Fund, Inc.

The Board of Directors (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Balanced Capital Fund, Inc. (the “Fund”) met in person on April 10, 2018 (the “April Meeting”) and May 8, 2018 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) with BlackRock Advisors, LLC (the “Manager” or “BlackRock”), the Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of eleven individuals, nine of whom were not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each typically extending for two days, and additional in-person and telephonic meetings throughout the year, as needed. The Board also has a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement. The Board’s consideration of the Agreement is a year-long deliberative process, during which the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; accounting, administrative and shareholder services; oversight of the Fund’s service providers; marketing and promotional services; risk management and oversight; legal and compliance services; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreement.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s adherence to its compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”), the investment performance of the Fund as compared with a peer group of Funds (“Performance Peers”) and other metrics, as applicable; (b) information on the composition of the Expense Peers and Performance Peers, and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts, under similar investment mandates, as well as the performance of such other products, as applicable; (e) review of non-management fees; (f) the existence and impact of potential economies of scale, if any, and the sharing of potential economies of scale with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; (h) sales and redemption data regarding the Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board considered, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared with Performance Peers and other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to Expense Peers; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

144	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement (continued)	BlackRock Balanced Capital Fund, Inc.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing the Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of the Fund’s performance as of December 31, 2017. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be impacted by even one period of significant outperformance or underperformance, so that a single investment theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the Fund ranked in third, second, and first quartiles, respectively, against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance during the applicable period.

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2017 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T	145

Disclosure of Investment Advisory Agreement (continued)	BlackRock Balanced Capital Fund, Inc.

In addition, the Board considered the estimated cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ estimated profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Fund, to the Fund. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that the Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. Additionally, the Board noted that BlackRock and the Board have contractually agreed to waive a portion of the advisory fee for the Fund by the amount of any management fees paid by the Fund to the manager of each master portfolio in which it invests.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and expense caps had been approved by the Board. The Board also considered the extent to which the Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2019. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

146	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information of the Fund and Master Total Return Portfolio

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert M. Hernandez 1944	Chair of the Board and Director (Since 2007)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	32 RICs consisting of 95 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
James H. Bodurtha 1944	Director (Since 2007)	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	32 RICs consisting of 95 Portfolios	None
Bruce R. Bond 1946	Director (Since 2007)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	32 RICs consisting of 95 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director (Since 2007)	Senior Counsel of Covington and Burling LLP (law firm) since 2016, Head of International Practice thereof since 2001, and Partner thereof from 2001 to 2016; Advisory Board Member, OCP S.A. (phosphates) since 2010; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board, GML Ltd. (energy) since 2003; Board of Directors, Ferroglobe (silicon metals) since 2016.	32 RICs consisting of 95 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Henry Gabbay 1947	Director (Since 2007)	Board Member, Equity-Liquidity and Closed-End Fund Boards from 2007 through 2014; Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	32 RICs consisting of 95 Portfolios	None
Lena G. Goldberg 1949	Director (Since 2016)	Senior Lecturer, Harvard Business School since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	32 RICs consisting of 95 Portfolios	None
Henry R. Keizer 1956	Director (Since 2016)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	32 RICs consisting of 95 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N O F T H E F U N D A N D M A S T E R T O T A L R E T U R N P O R T F O L I O	147

Director and Officer Information of the Fund and Master Total Return Portfolio  (continued)

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
John F. O’Brien 1943	Director (Since 2007)	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	32 RICs consisting of 95 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Donald C. Opatrny 1952	Director (Since 2015)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2017; Trustee, Phoenix Art Museum since 2018; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	32 RICs consisting of 95 Portfolios	None

Interested Directors(a)(d)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Director (Since 2015)	Senior Managing Director of BlackRock, Inc. since 2010; oversees BlackRock’s Strategic Partner Program and Strategic Product Management Group; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	133 RICs consisting of 308 Portfolios	None
John M. Perlowski 1964	Director (Since 2015) and President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	133 RICs consisting of 308 Portfolios	None
(a) The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund/Master LLC’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund/Master LLC’s by-laws or statute, or until December 31 of the year in which they turn 72.

(c)  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Fund’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; and John F. O’Brien, 2005.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex.

148	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information of the Fund and Master Total Return Portfolio  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
John MacKessy 1972	Anti-Money Laundering Compliance Officer (Since 2018)	Director of BlackRock, Inc. since 2017; Global Head of Anti-Money Laundering at BlackRock, Inc. since 2017; Director of AML Monitoring and Investigations Group of Citibank from 2015 to 2017; Global Anti-Money Laundering and Economic Sanctions Officer for MasterCard from 2011 to 2015.
Benjamin Archibald 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

(b) Officers of the Fund/Master LLC serve at the pleasure of the Board.

Further information about the Fund/Master LLC’s Directors and Officers is available in the Fund/Master LLC’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 19103

Accounting Agent and Transfer Agent	Distributor
BNY Mellon Investment Servicing (US) Inc.	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Advisors(a)	Legal Counsel
BlackRock International Limited	Willkie Farr & Gallagher LLP
Edinburgh, EH3 8BL	New York, NY 10019
United Kingdom
BlackRock (Singapore) Limited	Address of the Fund/Master LLC
079912 Singapore	100 Bellevue Parkway
Wilmington, DE 19809

Custodian
The Bank of New York Mellon
New York, NY 10286

(a)	For Master Total Return Portfolio.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N O F T H E F U N D A N D M A S T E R T O T A L R E T U R N P O R T F O L I O	149

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund/Master LLCs file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master LLC’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master LLC’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master LLCs use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master LLCs voted proxies relating to securities held in the Fund/Master LLCs’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

150	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	151

Glossary of Terms Used in this Report

Currency
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Yuan Offshore
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NGN	Nigerian Naira
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
TRY	Turkish Lira
TWD	Taiwan New Dollar
USD	US Dollar
ZAR	South African Rand

Portfolio Abbreviations
ABS	Asset-Backed Security
AGM	Assurance Guaranty Municipal Corp.
AKA	Also Known As
AMBAC	AMBAC Assurance Corp.
BZDIOVER	Overnight Brazil CETIP - Interbank Rate
CDO	Collateralized Debt Obligation
CIBOR	Copenhagen Interbank Offered Rate
CLO	Collateralized Loan Obligation
DAC	Designated Activity Company
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offered Rate
FKA	Formerly Known As
GO	General Obligation Bonds
JIBAR	Johannesburg Interbank Average Rate
LIBOR	London Interbank Offered Rate
MXIBTIIE	Mexico Interbank TIIE 28-Day
NIBOR	Norwegian Interbank Offered Rate
OTC	Over-the-counter
PIK	Payment-in-kind
PSF	Permanent School Fund
RB	Revenue Bonds
REMIC	Real Estate Mortgage Investment Conduit
S&P	Standard & Poor’s
SCA	Svenska Cellulosa Aktiebolaget
SPDR	Standard & Poor’s Depositary Receipts
STIBOR	Stockholm Interbank Offered Rate
TA	Tax Allocation
TAIBOR	Taiwan Interbank Offered Rate
TBA	To-be-announced
WTI	West Texas Intermediate

152	2 0 1 8 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

BC-9/18-AR

Item 2 –

Code of Ethics – Each registrant (or each, a “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrants’ principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrants undertake to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Henry R. Keizer

Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$23,460	$16,524	$0	$0	$17,500	$16,257	$0	$0
Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC	$36,210	$36,202	$0	$0	$13,500	$13,815	$0	$0
Master Total Return Portfolio of Master Bond LLC	$85,068	$85,017	$0	$0	$20,000	$20,000	$0	$0

The following table presents fees billed by D&T that were required to be approved by each registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Funds and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,274,000	$2,129,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,274,000 and $2,129,000 for the current fiscal year and previous fiscal year, respectively, were paid to each Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of each Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

    The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrants and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrants. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrants which have a direct impact on the operations or financial reporting of the registrants will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrants or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

    Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Fund, Inc.	$17,500	$16,257
Master Advantage Large Cap Core Portfolio (Formerly Master Large Cap Core Portfolio) of Master Large Cap Series LLC	$13,500	$13,815
Master Total Return Portfolio of Master Bond LLC	$20,000	$20,000

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Funds and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,274,000	$2,129,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments

(a) The registrants’ Schedules of Investments are included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrants.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 4, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 4, 2018

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Balanced Capital Fund, Inc., Master Advantage Large Cap Core Portfolio of Master Large Cap Series LLC and Master Total Return Portfolio of Master Bond LLC

Date: December 4, 2018